UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Amendment 1
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Hiland Partners, LP

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Supplement to Proxy Statement

AMENDMENTS TO MERGER AGREEMENTS — YOUR VOTE IS VERY IMPORTANT

Dear Common Unitholders of Hiland Partners and Hiland Holdings:

On or about September 16, 2009, we mailed to you a joint definitive proxy statement dated September 11, 2009 and invited you, as a holder of common units representing limited partner interests (“common units”) in Hiland Partners, LP (“Hiland Partners”) or Hiland Holdings GP, LP (“Hiland Holdings,” and together with Hiland Partners, the “Hiland Companies”), respectively, to attend a special meeting of the unitholders of the Hiland Company in which you own common units. Each of the special meetings was scheduled to occur on October 20, 2009.

Hiland Partners unitholders were invited to a special meeting to consider and vote on a proposal to approve the Agreement and Plan of Merger dated June 1, 2009 among Hiland Partners, Hiland Partners GP, LLC, HH GP Holding, LLC (“Parent”), and HLND MergerCo, LLC and the merger provided for therein (the “Hiland Partners merger”). Hiland Holdings unitholders were invited to a special meeting to consider and vote on a proposal to approve the Agreement and Plan of Merger dated June 1, 2009 among Hiland Holdings, Hiland Partners GP Holdings, LLC, Parent, and HPGP MergerCo, LLC and the merger provided for therein (the “Hiland Holdings merger”).

As you may know, on November 3, 2009, each Hiland Company amended its merger agreement to, among other things, increase the consideration payable to common unitholders of that Hiland Company and extend the end date of each merger agreement to December 11, 2009. The consideration payable to Hiland Partners common unitholders was increased from $7.75 to $10.00 per common unit, and the consideration payable to Hiland Holdings unitholders was increased from $2.40 to $3.20 per common unit.

Each of the Hiland Companies has adjourned its special meeting until December 4, 2009 to permit the solicitation of additional votes in favor of the approval of that Hiland Company’s merger agreement, as amended, and to provide its common unitholders additional time to (i) consider the amendments to the Hiland Partners merger agreement or the Hiland Holdings merger agreement, as applicable, including the increased merger consideration, and (ii) review the enclosed supplement.

Each of the reconvened special meetings will be held on Friday, December 4, 2009 at 302 N. Independence, Oak Room, First Floor, Enid, Oklahoma 73701. The Hiland Partners reconvened special meeting will be held at 9:00 a.m., local time, and the Hiland Holdings reconvened special meeting will be held at 10:30 a.m., local time.

The board of directors of the general partner of Hiland Partners (the “Hiland Partners Board of Directors”), after considering various factors, including the unanimous determination and recommendation of its independent conflicts committee (the “Hiland Partners Conflicts Committee”), determined that the Hiland Partners merger agreement, as amended, is advisable, fair to and in the best interests of Hiland Partners and the Hiland Partners common unitholders other than the general partner of Hiland Partners, its affiliates (as defined in the joint definitive proxy statement) and the directors and officers of Hiland Partners’ general partner (the “Hiland Partners public unitholders”). Accordingly, the Hiland Partners Board of Directors and the Hiland Partners Conflicts Committee both recommend that the Hiland Partners public unitholders vote “FOR” the approval of the Hiland Partners merger agreement, as amended, and the Hiland Partners merger.

The board of directors of the general partner of Hiland Holdings (the “Hiland Holdings Board of Directors”), after considering various factors, including the unanimous determination and recommendation of its independent conflicts committee (the “Hiland Holdings Conflicts Committee”), determined that the Hiland

Holdings merger agreement, as amended, is advisable, fair to and in the best interests of Hiland Holdings and the Hiland Holdings common unitholders other than Harold Hamm, his affiliates (as defined in the joint definitive proxy statement, including Continental Gas Holdings, Inc.), the Harold Hamm HJ Trust, the Harold Hamm DST Trust and the directors and officers of Hiland Holdings’ general partner (the “Hiland Holdings public unitholders”). Accordingly, the Hiland Holdings Board of Directors and the Hiland Holdings Conflicts Committee both recommend that the Hiland Holdings public unitholders vote “FOR” the approval of the Hiland Holdings merger agreement, as amended, and the Hiland Holdings merger.

Attached to this letter is a supplement to the joint definitive proxy statement dated September 11, 2009 that was previously sent to you. The proxy supplement contains additional and updated information about the Hiland Companies and the amended merger agreements. Please read this document carefully in its entirety. We also encourage you, if you have not done so already, to review carefully the joint definitive proxy statement.

The record date for each special meeting has not changed and remains September 9, 2009. This means that only unitholders of record of Hiland Partners or Hiland Holdings as of the close of business on September 9, 2009 are entitled to vote at the special meeting of the unitholders of that Hiland Company.

YOUR VOTE IS VERY IMPORTANT, regardless of the number of common units you own. For your convenience, we have enclosed proxy and instruction cards with this proxy supplement. If you have already delivered a properly executed proxy or instruction card regarding the merger proposal related to the Hiland Company in which you own common units or if you have already voted by telephone or over the Internet, you do not need to do anything unless you wish to change your vote. If you have not previously voted or if you wish to revoke or change your vote, please vote by telephone or over the Internet, or complete, date, sign and return your proxy or instruction card as soon as possible. If you are a registered holder and have already submitted a properly executed proxy card or otherwise voted by telephone or over the Internet, you can also attend the applicable reconvened special meeting and vote in person to change your vote.

If you have any questions, please contact D.F. King & Co., Inc., which is assisting each of the Hiland Companies, toll-free at 1-800-967-4612.

Sincerely,

John T. McNabb, II Chairman of the Conflicts Committee of the Board of Directors of Hiland Partners GP, LLC, the general partner of Hiland Partners, LP	Bobby B. Lyle Chairman of the Conflicts Committee of the Board of Directors of Hiland Partners GP Holdings, LLC, the general partner of Hiland Holdings GP, LP

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of this transaction, or passed upon the fairness or merits of this transaction or the adequacy or accuracy of the joint definitive proxy statement as supplemented by the proxy supplement. Any contrary representation is a criminal offense.

The attached proxy supplement is dated November 18, 2009 and is first being mailed to unitholders on or about November 20, 2009.

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INTRODUCTION

This proxy supplement is being sent to you because (i) Hiland Partners, LP (“Hiland Partners”) has amended its Agreement and Plan of Merger, dated June 1, 2009 (the “Hiland Partners original merger agreement”), among Hiland Partners, Hiland Partners GP, LLC, HH GP Holding, LLC (“Parent”), and HLND MergerCo, LLC (“HLND Merger Sub”) and (ii) Hiland Holdings GP, LP (“Hiland Holdings,” and together with Hiland Partners, the “Hiland Companies”) has amended its Agreement and Plan of Merger, dated June 1, 2009 (the “Hiland Holdings original merger agreement”), among Hiland Holdings, Hiland Partners GP Holdings, LLC, Parent, and HPGP MergerCo, LLC (“HPGP Merger Sub” and, together with HLND Merger Sub, the “Merger Subs”). The holders of common units representing limited partner interests (“common units”) in Hiland Partners or Hiland Holdings, respectively, are being asked to approve the applicable merger agreements, as amended, and mergers at reconvened special meetings to be held on December 4, 2009. This proxy supplement provides information on the amended merger agreements and mergers and updates the joint definitive proxy statement dated September 11, 2009 previously mailed to the unitholders of the Hiland Companies on or about September 16, 2009 (the “joint definitive proxy statement”). The information provided in the joint definitive proxy statement continues to apply, except as described in this proxy supplement. To the extent information in this proxy supplement differs from, updates or conflicts with information contained in the joint definitive proxy statement, the information in this proxy supplement is the more current information. The joint definitive proxy statement may be found on the Internet at http://www.sec.gov or under “Investor Relations” on the Hiland Companies’ joint web site at http://www.hilandpartners.com.

UPDATE TO SUMMARY TERM SHEET

The following summary, together with “Questions and Answers About the Amendments and the Adjourned Special Meetings,” highlights selected information contained in this proxy supplement and may not contain all of the information that may be important in your consideration of the proposed mergers. We encourage you to read carefully this proxy supplement, as well as the joint definitive proxy statement that was previously mailed to you and the documents we refer to and have incorporated by reference herein, before voting or changing your vote. We also encourage you to read the original merger agreements and the amendments thereto in their entirety as they are the legal documents that govern the respective mergers. We have included section references to direct you to a more complete description of the topics described in this summary.

Amendments to the Merger Agreements

Amendments to the Hiland Partners Merger Agreement

On October 26, 2009, Hiland Partners entered into Amendment No. 1 to the Hiland Partners original merger agreement (“Hiland Partners Amendment No. 1”) to extend the end date under the Hiland Partners original merger agreement from November 1, 2009 to November 6, 2009. The end date is the date after which either Hiland Partners and Hiland Partners GP, LLC, the general partner of Hiland Partners (together, the “Hiland Parties”), on the one hand, or Parent and HLND Merger Sub (together, the “HLND Parent Parties”), on the other hand, may terminate the Hiland Partners merger agreement and abandon the Hiland Partners merger if the Hiland Partners merger is not consummated by that date.

On November 3, 2009, Hiland Partners entered into Amendment No. 2 to the Hiland Partners original merger agreement (“Hiland Partners Amendment No. 2”), which further amends the Hiland Partners original merger agreement, to increase the consideration payable per common unit of Hiland Partners (other than common units of Hiland Partners held by Hiland Holdings and any restricted common units held by officers and employees of Hiland Partners) from $7.75 to $10.00 in cash (the “Hiland Partners merger consideration”). Hiland Partners Amendment No. 2 also extends the end date from November 6, 2009 to December 11, 2009.

Hiland Holdings and, only to the extent that they hold restricted common units, the officers and employees of Hiland Partners, are referred to in this proxy supplement as the “Hiland Partners rollover common unitholders.” We refer to the Hiland Partners original merger agreement, as amended by Hiland Partners Amendment No. 1 and Hiland Partners Amendment No. 2, as the “Hiland Partners amended merger agreement.”

See “Summary of Amendments to the Merger Agreements — Summary of Amendments to Hiland Partners Merger Agreement” beginning on page 62.

Amendments to the Hiland Holdings Merger Agreement

On October 26, 2009, Hiland Holdings entered into Amendment No. 1 to the Hiland Holdings original merger agreement (“Hiland Holdings Amendment No. 1”) to extend the end date under the Hiland Holdings original merger agreement from November 1, 2009 to November 6, 2009. The end date is the date after which either Hiland Holdings and Hiland Partners GP Holdings, LLC, the general partner of Hiland Holdings (together, the “Holdings Parties”), on the one hand, or Parent and HPGP Merger Sub (together, the “HPGP Parent Parties”), on the other hand, may terminate the Hiland Holdings merger agreement and abandon the Hiland Holdings merger if the Hiland Holdings merger is not consummated by that date.

On November 3, 2009, Hiland Holdings entered into Amendment No. 2 to the Hiland Holdings original merger agreement (“Hiland Holdings Amendment No. 2”), which further amends the Hiland Holdings original merger agreement, to increase the consideration payable per common unit of Hiland Holdings (other than common units of Hiland Holdings held by Harold Hamm, Continental Gas Holdings, Inc., an affiliate of Mr. Hamm (“Continental Gas”), the Harold Hamm DST Trust and the Harold Hamm HJ Trust (the “Hamm family trusts”) and any restricted common units held by officers and employees of Hiland Holdings) from $2.40 to $3.20 in cash (the “Hiland Holdings merger consideration”). Hiland Holdings Amendment No. 2 also extends the end date from November 6, 2009 to December 11, 2009.

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Harold Hamm, Continental Gas, the Hamm family trusts and, only to the extent that they hold restricted common units, the officers and employees of Hiland Holdings, are referred to in this proxy supplement as the “Hiland Holdings rollover common unitholders.” We refer to the Hiland Holdings original merger agreement, as amended by Hiland Holdings Amendment No. 1 and Hiland Holdings Amendment No. 2, as the “Hiland Holdings amended merger agreement.”

See “Summary of Amendments to the Merger Agreements — Summary of Amendments to Hiland Holdings Merger Agreement” beginning on page 63.

The Special Meetings; Time, Date and Place

The Hiland Partners special meeting will be held on Friday, December 4, 2009 at 9:00 a.m., local time, at 302 N. Independence, Oak Room, First Floor, Enid, Oklahoma 73701. The Hiland Holdings special meeting will be held on Friday, December 4, 2009 at 10:30 a.m., local time, at 302 N. Independence, Oak Room, First Floor, Enid, Oklahoma 73701.

See “Questions and Answers About the Amendments and the Adjourned Special Meetings” beginning on page 7.

Recommendations of the Hiland Companies Board of Directors and Conflicts Committees

Recommendations of Hiland Partners Board of Directors and Conflicts Committee

After considering the various positive and negative factors more fully described in “Update to Special Factors — Recommendations of the Hiland Partners Conflicts Committee and Hiland Partners Board of Directors; Reasons for Recommending Approval of the Merger,” the Hiland Partners Conflicts Committee, which was delegated the authority to review and evaluate the acquisition proposal made by Harold Hamm, and any potential alternatives thereto, has unanimously:

•	determined that the Hiland Partners amended merger agreement and the Hiland Partners merger are advisable, fair to, and in the best interests of, Hiland Partners and the Hiland Partners common unitholders other than the general partner of Hiland Partners, its affiliates and the directors and officers of Hiland Partners’ general partner (the “Hiland Partners public unitholders”);

•	approved the Hiland Partners amended merger agreement and the Hiland Partners merger; and

•	recommended to the Hiland Partners Board of Directors that the Hiland Partners Board of Directors approve the Hiland Partners amended merger agreement and the Hiland Partners merger.

Accordingly, the Hiland Partners Conflicts Committee recommends that the Hiland Partners public unitholders vote in favor of the approval of the Hiland Partners amended merger agreement and the Hiland Partners merger.

After considering various factors, including the unanimous recommendation of the Hiland Partners Conflicts Committee and the delivery of the opinion of Jefferies & Company, Inc., the financial advisor to the Hiland Partners Conflicts Committee (whom we sometimes refer to as “Jefferies & Company”), to the Hiland Partners Conflicts Committee, the Hiland Partners Board of Directors has:

•	determined that the Hiland Partners amended merger agreement and the Hiland Partners merger are advisable, fair to, and in the best interests of, Hiland Partners and the Hiland Partners public unitholders; and

•	approved the Hiland Partners amended merger agreement and the Hiland Partners merger.

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Accordingly, the Hiland Partners Board of Directors recommends that the Hiland Partners public unitholders approve the Hiland Partners amended merger agreement and the Hiland Partners merger.

See “Update to Special Factors — Recommendations of the Hiland Partners Conflicts Committee and Hiland Partners Board of Directors; Reasons for Recommending Approval of the Merger” beginning on page 15.

Recommendations of Hiland Holdings Board of Directors and Conflicts Committee

After considering the various positive and negative factors more fully described in “Update to Special Factors — Recommendations of the Hiland Holdings Conflicts Committee and Hiland Holdings Board of Directors; Reasons for Recommending Approval of the Merger,” the Hiland Holdings Conflicts Committee, which was delegated the authority to review and evaluate the acquisition proposal made by Harold Hamm, and any potential alternatives thereto, has unanimously:

•	determined that the Hiland Holdings amended merger agreement and the Hiland Holdings merger are advisable, fair to, and in the best interests of, Hiland Holdings and the Hiland Holdings common unitholders other than Harold Hamm, his affiliates (including Continental Gas), the Hamm family trusts and the directors and officers of Hiland Holdings (the “Hiland Holdings public unitholders”);

•	approved the Hiland Holdings amended merger agreement and the Hiland Holdings merger; and

•	recommended to the Hiland Holdings Board of Directors that the Hiland Holdings Board of Directors approve the Hiland Holdings amended merger agreement and the Hiland Holdings merger.

Accordingly, the Hiland Holdings Conflicts Committee recommends that the Hiland Holdings public unitholders vote in favor of the approval of the Hiland Holdings amended merger agreement and the Hiland Holdings merger.

After considering various factors, including the unanimous recommendation of the Hiland Holdings Conflicts Committee and the delivery of the opinion of Barclays Capital Inc., the financial advisor to the Hiland Holdings Conflicts Committee (whom we sometimes refer to as “Barclays Capital”), to the Hiland Holdings Conflicts Committee, the Hiland Holdings Board of Directors has:

•	determined that the Hiland Holdings amended merger agreement and the Hiland Holdings merger are advisable, fair to, and in the best interests of, Hiland Holdings and the Hiland Holdings public unitholders; and

•	approved the Hiland Holdings amended merger agreement and the Hiland Holdings merger.

Accordingly, the Hiland Holdings Board of Directors recommends that the Hiland Holdings public unitholders approve the Hiland Holdings amended merger agreement and the Hiland Holdings merger.

See “Update to Special Factors — Recommendations of the Hiland Holdings Conflicts Committee and Hiland Holdings Board of Directors; Reasons for Recommending Approval of the Merger” beginning on page 29.

Opinions of Financial Advisors

Opinion of Hiland Partners Conflicts Committee Financial Advisor

The Hiland Partners Conflicts Committee received an opinion from Jefferies & Company to the effect that, as of the date of its opinion, the cash merger consideration of $10.00 per common unit to be received by the Hiland Partners public unitholders in the merger pursuant to the Hiland Partners amended merger agreement was fair, from a financial point of view, to such holders. The opinion is subject to the assumptions, limitations and qualifications set forth in the opinion, which is attached as Annex B to this proxy supplement. See “Update to Special Factors — Opinion of Financial Advisor of the Hiland Partners Conflicts Committee” beginning on page 19.

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Opinion of Hiland Holdings Conflicts Committee Financial Advisor

The Hiland Holdings Conflicts Committee received an opinion from Barclays Capital to the effect that, as of the date of its opinion, the cash merger consideration of $3.20 per common unit to be offered to the Hiland Holdings public unitholders in the merger pursuant to the Hiland Holdings amended merger agreement was fair, from a financial point of view, to such holders. The opinion is subject to the assumptions, limitations and qualifications set forth in the opinion, which is attached as Annex D to this proxy supplement. See “Update to Special Factors — Opinion of Financial Advisor of the Hiland Holdings Conflicts Committee” beginning on page 35.

Interests of Certain Persons in the Mergers

When considering the mergers, you should be aware that some unitholders, directors and officers of the Hiland Companies have interests in the mergers that may be different from, or in addition to, your interests as a unitholder generally. These interests are more fully described under “Special Factors — Interests of Certain Persons in the Mergers” in the joint definitive proxy statement and “Update to Special Factors — Updates to Interests of Certain Persons in the Mergers” beginning on page 57.

Financing of the Mergers

The mergers will be financed entirely with cash contributed by Mr. Hamm and the Hamm family trusts to Parent and the Merger Subs. There is no financing condition to the obligations of Mr. Hamm and his affiliates to consummate the transactions. Mr. Hamm has delivered to Parent a funding commitment letter related to the Hiland Partners merger, which we refer to in this proxy supplement as the “Hiland Partners commitment letter,” and an amendment to the Hiland Partners commitment letter, pursuant to which Mr. Hamm has committed to contribute approximately $41.3 million to Parent prior to the closing of the Hiland Partners merger, representing the aggregate Hiland Partners merger consideration plus related fees and expenses. Under the Hiland Partners commitment letter, as amended (the “Hiland Partners amended commitment letter”), Mr. Hamm’s funding commitment is reduced by the amount of cash, if any, contributed by the Hamm family trusts to fund the Hiland Partners merger. According to the Schedule 13D amendment filed by Mr. Hamm, the Hamm family trusts and other group members on November 4, 2009, Mr. Hamm and the Hamm family trusts have agreed in principle for the Hamm family trusts to contribute an aggregate of approximately $16.3 million to fund the Hiland Partners merger, which would reduce Mr. Hamm’s funding obligation to approximately $25.0 million. Pursuant to its terms, Hiland Partners is a third-party beneficiary of the Hiland Partners amended commitment letter.

Mr. Hamm has also delivered to Parent a funding and equity rollover commitment letter related to the Hiland Holdings merger, which we refer to in this proxy supplement as the “Hiland Holdings commitment letter,” and an amendment to the Hiland Holdings commitment letter, pursuant to which Mr. Hamm has committed to contribute approximately $28.2 million to Parent prior to the closing of the Hiland Holdings merger, representing the aggregate Hiland Holdings merger consideration plus related fees and expenses. Under the Hiland Holdings commitment letter, as amended (the “Hiland Holdings amended commitment letter”), Mr. Hamm’s funding commitment is reduced by the amount of cash, if any, contributed by the Hamm family trusts to fund the Hiland Holdings merger. According to the Schedule 13D amendment filed by Mr. Hamm, the Hamm family trusts and other group members on November 4, 2009, Mr. Hamm and the Hamm family trusts have agreed in principle for the Hamm family trusts to contribute an aggregate of approximately $11.1 million to fund the Hiland Holdings merger, which would reduce Mr. Hamm’s funding obligation to approximately $17.1 million. Pursuant to its terms, Hiland Holdings is a third-party beneficiary of the Hiland Holdings amended commitment letter.

See “Update to Special Factors— Financing of the Mergers” beginning on page 59.

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Fees and Expenses; Remedies

Hiland Partners; Reimbursement of Certain Expenses

Generally, each party to the Hiland Partners amended merger agreement is responsible for its own expenses, including the fees and expenses of its advisors, except in certain circumstances when Hiland Partners must pay to Parent all of the expenses of the HLND Parent Parties, up to $1,420,000. These circumstances are more fully described in “Summary of Amendments to the Merger Agreements — Summary of Amendments to Hiland Partners Merger Agreement,” beginning on page 62.

Hiland Holdings; Reimbursement of Certain Expenses

Generally, each party to the Hiland Holdings amended merger agreement is responsible for its own expenses, including the fees and expenses of its advisors, except in certain circumstances when Hiland Holdings must pay to Parent all of the expenses of the HPGP Parent Parties, up to $1,067,000. These circumstances are more fully described in “Summary of Amendments to the Merger Agreements — Summary of Amendments to Hiland Holdings Merger Agreement,” beginning on page 63.

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QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS AND THE
ADJOURNED SPECIAL MEETINGS

The following section provides brief answers to some of the more likely questions raised in connection with (i) the amendments to the Hiland Partners original merger agreement and the Hiland Partners merger and (ii) the amendments to the Hiland Holdings original merger agreement and the Hiland Holdings merger. This section is not intended to contain all of the information that is important to you. You are urged to read the entire supplement and joint definitive proxy statement carefully, including the annexes.

Q:	Why are you sending me this supplement?

A:	The Hiland Companies are sending you this supplement because on November 3, 2009, (i) Hiland Partners, the general partner of Hiland Partners, Parent and HLND Merger Sub amended the Hiland Partners merger agreement to provide for, among other things, an increase in the Hiland Partners merger consideration to $10.00 per common unit, and (ii) Hiland Holdings, the general partner of Hiland Holdings, Parent and HPGP Merger Sub amended the Hiland Holdings merger agreement to provide for, among other things, an increase in the Hiland Holdings merger consideration to $3.20 per common unit. This proxy supplement provides information about the changes to the applicable merger and updates the joint definitive proxy statement which was previously mailed to you on or about September 16, 2009.

Q:	What should I do if I already voted using the proxy card the Hiland Companies sent me in the joint definitive proxy statement?

A:	First, carefully read this supplement and the joint definitive proxy statement, including the annexes. If you have already submitted a proxy, you do not need to do anything unless you want to change your vote. If you want to change your vote, you need to submit a new proxy card, transmit additional voting instructions by telephone or through the Internet, or attend the applicable special meeting and vote in person. Otherwise, you will be considered to have voted on the applicable amended merger agreement and merger as indicated in the proxy card you previously provided and the proxies identified in the proxy card will vote your common units as indicated in that previously submitted proxy card. If you are a registered holder and you wish to change your vote, please complete, sign and date a new proxy card and return it in the accompanying prepaid envelope or transmit additional voting instructions by telephone or through the Internet. If your common units are held in “street name” by your broker, and you wish to change your vote, please refer to your voting card or other information forwarded by your broker, bank or other holder of record to determine whether you may vote by telephone or on the Internet and follow the instructions on the card or other information provided by the record holder.

Q:	What should I do if I have not voted my common units?

A:	First, carefully read this supplement and the joint definitive proxy statement, including the annexes. If you are a registered holder and you have not already delivered a properly executed proxy, please complete, sign and date the previously delivered proxy card and return it in the accompanying prepaid envelope or transmit your vote through the Internet using the procedures described on your proxy card to ensure that your common units will be represented at the applicable special meeting. If your common units are held in “street name” by your broker, please refer to your voting card or other information forwarded by your broker, bank or other holder of record to determine whether you may vote by telephone or on the Internet and follow the instructions on the card or other information provided by the record holder. Your vote is important. Accordingly, we urge you to sign and return the previously delivered proxy card or the enclosed proxy card or otherwise submit your vote by telephone or through the Internet whether or not you plan to attend the applicable special meeting.

Q:	What does it mean if I get more than one proxy card or vote instruction card?

A:	If your common units in either of the Hiland Companies are registered differently or are in more than one account, you will receive more than one card for that Hiland Company. In addition, if you own common units in each of the Hiland Companies, you will receive at least one card for each Hiland Company. For the convenience of persons who hold common units in each of the Hiland Companies and will receive

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proxy materials for both transactions, we have distinguished the proxy cards by mailing white proxy cards for the Hiland Partners special meeting and yellow proxy cards for the Hiland Holdings special meeting. If you have not already done so, please complete and return all of the proxy cards or vote instruction cards you receive (or submit your proxy by telephone or the Internet, if available to you) to ensure that all of your common units in either Hiland Company are voted.

Q:	What if I return my proxy card without specifying my voting choices?

A:	If you return a signed proxy card, but do not mark the boxes showing how you wish to vote, your common units will be voted as recommended by the Board of Directors and the Conflicts Committee of the applicable Hiland Company.

Q:	Where and when are the special meetings?

A:	Hiland Partners and Hiland Holdings will hold separate special meetings of common unitholders. Hiland Partners will hold a special meeting of common unitholders on Friday, December 4, 2009 at 9:00 a.m., local time, at 302 N. Independence, Oak Room, First Floor, Enid, Oklahoma 73701. Hiland Holdings will hold a special meeting of common unitholders on Friday, December 4 at 10:30 a.m., local time, at 302 N. Independence, Oak Room, First Floor, Enid, Oklahoma 73701.

Q:	What are the record dates for the special meetings?

A:	The record dates for the special meeting of Hiland Partners and for the special meeting of Hiland Holdings have not changed. Only holders of Hiland Partners common units or Hiland Holdings common units, as applicable, at the close of business on September 9, 2009, the record date, are entitled to notice of, and to vote at, the special meeting of the Hiland Company in which they own common units or any adjournment or postponement thereof.

Q:	What will happen if only one of the amended merger agreements and related mergers are approved by unitholders?

A:	If each Hiland Company amended merger agreement and Hiland Company merger is submitted to a vote of the unitholders of the applicable Hiland Company and only one of the Hiland Company amended merger agreements and Hiland Company mergers are approved, then, if all other conditions are either satisfied or waived, Parent and the applicable Merger Sub will have the option of completing only the Hiland Company merger that has been approved.

For more information, please see “The Hiland Partners Merger Agreement — Conditions to Completion of the Hiland Partners Merger” and “The Hiland Holdings Merger Agreement — Conditions to Completion of the Hiland Holdings Merger” in the joint definitive proxy statement.

Q:	Who can help answer my questions?

A:	If you have any questions about the mergers, need additional copies of this proxy supplement or the enclosed proxy card or the joint definitive proxy statement or require assistance in voting your common units, you should contact D.F. King & Co., Inc. (“D.F. King”), which is assisting the Hiland Companies as the proxy solicitation agent in connection with the mergers, as follows:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Toll Free: 1-800-967-4612

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UPDATE TO SPECIAL FACTORS

Background of the Mergers

The following updates “Special Factors — Background of the Mergers” contained in the joint definitive proxy statement for the period after the mailing of the joint definitive proxy statement.

On or around September 16, 2009, the Hiland Companies mailed the joint definitive proxy statement to the common unitholders of each Hiland Company and began the process of soliciting votes with respect to the original merger agreements and the mergers.

From October 12, 2009 through October 16, 2009, Matthew S. Harrison, the Chief Financial Officer, Vice President — Finance and Secretary of each of the Hiland Companies, distributed to the members of each Hiland Company Board of Directors, the most current information regarding the status of the votes on the mergers based upon information provided by the Hiland Companies’ proxy solicitor.

During this period, Robert Curry, a partner at Conner & Winters, LLP (“Conner & Winters”), counsel to the Hiland Partners Conflicts Committee and John McNabb, the Chairman of the Hiland Partners Conflicts Committee, had numerous telephonic discussions regarding the status of such votes and the possibility of the postponement of the Hiland Partners and Hiland Holdings special meetings. During the same time, the members of the Hiland Partners Conflicts Committee also had numerous telephonic discussions regarding the status of such votes and potential postponements of the special meetings.

On October 16, 2009, the Hiland Holdings Conflicts Committee conducted a telephone call with its legal advisors, including Kenneth L. Stewart and Bryn A. Sappington, partners at Fulbright & Jaworski L.L.P. (“Fulbright”), and Frederick H. Alexander and Louis G. Hering, partners at Morris, Nichols, Arsht & Tunnell LLP (“Morris Nichols”), in which Fulbright updated the Hiland Holdings Conflicts Committee on the status of the vote of the Hiland Holdings public unitholders and discussed a possible adjournment of the special meeting, which was scheduled for October 20, 2009.

Following a telephonic discussion on October 19, 2009, the Hiland Partners Conflicts Committee pursuant to a unanimous written consent (a) determined that it was in the best interest of Hiland Partners and the Hiland Partners public unitholders to adjourn the Hiland Partners special meeting for a period of not more than seven days to allow the Hiland Partners public unitholders additional time to consider and vote on the proposal to approve the Hiland Partners original merger agreement and the Hiland Partners merger, and (b) recommended that the Hiland Partners Board of Directors authorize such appropriate persons to adjourn the special meeting until such further time.

On October 20, 2009, the date of the originally scheduled special meetings, neither Hiland Company had received proxies representing the votes required to approve its respective original merger agreement and merger. As of the end of the day on October 19, 2009, approximately 59% of the common units represented by proxies received from Hiland Partners public unitholders had voted “FOR” approval of the Hiland Partners merger. These proxies amounted to approximately 43% of all outstanding common units held by Hiland Partners public unitholders. As of the end of the day on October 19, 2009, approximately 58% of the common units represented by proxies received from Hiland Holdings public unitholders had voted “FOR” approval of the Hiland Holdings merger. These proxies amounted to approximately 43% of all outstanding common units held by Hiland Holdings public unitholders.

On the morning of October 20, 2009, prior to the time of the special meeting of unitholders of Hiland Holdings scheduled for later that day, the Hiland Holdings Conflicts Committee held a telephone conference with Mr. Sappington and other representatives of Fulbright in which Dr. Bobby B. Lyle, the Chairman of the Hiland Holdings Conflicts Committee, updated the Hiland Holdings Conflicts Committee on the status of the vote of the Hiland Holdings public unitholders. The Hiland Holdings Conflicts Committee and Mr. Sappington discussed that the trend in the votes that had been submitted to Hiland Holdings’ proxy solicitor had been towards approval of Hiland Holdings merger and the Hiland Holdings original merger agreement, but not enough proxies had been submitted to achieve the approval of holders of a majority of the common units held by the Hiland Holdings public unitholders entitled to vote thereon. Given the foregoing, the Hiland Holdings

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Conflicts Committee agreed to recommend to the Hiland Holdings Board of Directors that if the anticipated vote total would not be sufficient at the time of the special meeting to achieve the approval of holders of a majority of the common units held by the Hiland Holdings public unitholders entitled to vote thereon, the Hiland Holdings Board of Directors should adjourn the special meeting for a period of seven days to allow additional votes to be submitted by the Hiland Holdings unitholders.

Following the conclusion of the Hiland Holdings Conflicts Committee meeting on October 20, 2009, each Hiland Company held a special telephonic meeting of its Board of Directors. At each special meeting, Douglas McWilliams, a partner at Vinson & Elkins L.L.P. (“Vinson & Elkins”), outside counsel to each of the Hiland Companies, advised the members of the respective Boards of Directors of their duties under the applicable partnership agreement and Delaware law with respect to adjourning the special meetings. Based on the recommendation of its Conflicts Committee, each Hiland Company’s Board of Directors unanimously determined that it was in the best interests of such Hiland Company and its public unitholders to adjourn its special meeting until October 27, 2009 to allow additional time to solicit proxies from the applicable Hiland Company’s public unitholders. Later that morning, Joseph L. Griffin, President and Chief Executive Officer of each of the Hiland Companies, who had been appointed chairman of the special meetings, adjourned both the special meeting of the Hiland Partners unitholders and the special meeting of Hiland Holdings unitholders until October 27, 2009.

Following the adjournment of the October 20, 2009 special meetings and continuing through October 23, 2009, Messrs. Griffin and Harrison, and Derek Gipson, Director of Business Development and Investor Relations of each of the Hiland Companies (who, together with Messrs. Griffin and Harrison we sometimes refer to as the “Hiland management team”) contacted or attempted to contact 26 of the largest non-objecting beneficial owners or institutional holders of each Hiland Company who had not yet voted their units or who had voted against the applicable merger, including Kayne Anderson Capital Advisors, L.P. and the Pennsylvania Public Schools Employees Retirement System. On each call, Messrs. Griffin, Harrison or Gipson offered to answer any questions the unitholder may have had and to listen to any comments the unitholder desired to make on the mergers or the solicitation process. During the course of these conversations, Kayne Anderson Capital Advisors indicated that, given recent increases in commodity prices, consideration in the range of $9.50 to $10.00 per Hiland Partners common unit and $3.20 per Hiland Holdings common unit seemed more appropriate than the consideration reflected in the original merger agreements. Similarly, the Pennsylvania Public School Employees Retirement System indicated that consideration for the Hiland Partners merger that was comparable to Mr. Hamm’s original offer on January 15, 2009 of $9.50 per common unit seemed appropriate under the circumstances. The Hiland management team conveyed the substance of these conversations to Mr. Hamm.

On October 23, 2009, in connection with the completion of the quarterly period ending September 30, 2009 and the preparation of the quarterly financial statements, the Hiland management team prepared updated financial projections for Hiland Partners (the “October Projections”). The October Projections updated the projections previously provided to the Conflicts Committees to reflect an improvement in crude oil, NGL and natural gas forward prices and lower forecasted natural gas volumes, in each case from those reflected in the August 27, 2009 projections. The October Projections are included in this proxy supplement under “Recent Developments — Updated Projected Financial Information” beginning on page 52. Later on October 23, 2009, the management team distributed the October Projections via email to the members of each Hiland Company’s Board of Directors, including Mr. Hamm and the members of each Conflicts Committee, and to each Conflicts Committee’s financial advisor.

On October 25, 2009 and again on October 26, 2009, Mr. Hamm discussed the possibility of making increased offers for the common units of the Hiland Companies not held by rollover common unitholders with Frank Murphy, managing director at Wells Fargo Securities, LLC (“Wells Fargo”), and other representatives of Wells Fargo and discussed procedural aspects of revising his proposal with Joshua Davidson, a partner at Baker Botts L.L.P. (“Baker Botts”), counsel to Mr. Hamm.

On October 26, 2009, at the direction of Mr. Hamm, Baker Botts transmitted letters to the Hiland Holdings Conflicts Committee and the Hiland Partners Conflicts Committee offering to increase the merger

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consideration payable under each original merger agreement. Under the revised terms proposed by Mr. Hamm, (i) holders of Hiland Holdings common units would receive $3.20 in cash per common unit, increased from $2.40 in cash per common unit reflected in the Hiland Holdings original merger agreement, and (ii) holders of Hiland Partners common units would receive $10.00 in cash per common unit, increased from $7.75 in cash per common unit reflected in the Hiland Partners original merger agreement (the “October 26 Revised Proposal”).

In order to provide the Conflicts Committees and Boards of Directors with additional time to review the October 26 Revised Proposal, Mr. Hamm offered to amend each merger agreement to extend the end date, the earliest date that a party would have the right to terminate a merger agreement because the applicable merger had not yet closed, from November 1, 2009 to November 6, 2009. Following the delivery of the October 26 Revised Proposal, Baker Botts circulated initial drafts of Hiland Partners Amendment No. 1 and Hiland Holdings Amendment No. 1 to Conner & Winters and Fulbright, respectively.

On October 26, 2009, each Hiland Company’s Conflicts Committee met telephonically to discuss the October 26 Revised Proposal, the October Projections and Amendment No. 1 to the applicable merger agreement and adjournment of the special meeting of its unitholders. After discussion, each Conflicts Committee approved and recommended that the applicable Board of Directors approve (i) the adjournment of the special meeting of its unitholders to November 3, 2009, and (ii) Amendment No. 1 to the applicable merger agreement.

On the evening of October 26, 2009, each Hiland Company held a special telephonic meeting of its Board of Directors to consider the appropriate response to the October 26 Revised Proposal. At each special meeting, Mr. Griffin reviewed the October Projections and summarized the most recent preliminary voting results related to the mergers. Mr. McWilliams advised the members of the respective Boards of Directors of their duties under the applicable partnership agreement and Delaware law with respect to responding to the October 26 Revised Proposal, amending the applicable merger agreement and adjourning the applicable special meeting. Mr. McWilliams also summarized the provisions of the applicable amendments.

Based on the recommendation of its Conflicts Committee, each Hiland Company’s Board of Directors unanimously (i) approved the applicable amendment to its merger agreement and (ii) authorized the adjournment of its special meeting until November 3, 2009 to allow its Conflicts Committee and its Board of Directors additional time to consider the October 26 Revised Proposal. Later that night, Hiland Partners entered into Hiland Partners Amendment No. 1 and Hiland Holdings entered into Hiland Holdings Amendment No. 1. On the morning of October 27, 2009, Mr. Griffin further adjourned both the special meeting of the Hiland Partners unitholders and the special meeting of Hiland Holdings unitholders to November 3, 2009.

Between October 26, 2009 and November 2, 2009, at the instruction of the Hiland Holdings Conflicts Committee, Barclays Capital reviewed the October Projections and the financial terms of Mr. Hamm’s revised offer and had several calls and discussions with Messrs. Griffin and Harrison regarding this information. In addition, during this time period the members of the Hiland Holdings Conflicts Committee together held telephonic discussions with Messrs. Stewart and Sappington and other representatives of Fulbright, Mr. Alexander and other representatives of Morris Nichols and Scott Rogan and Jeremy Michael, Managing Directors of Barclays Capital, and other representatives of Barclays Capital regarding the October 26 Revised Proposal.

On October 26, 2009, the Hiland Partners Conflicts Committee and Jefferies & Company had a conference call with the Hiland management team regarding the October Projections and, on October 27, 2009, the Hiland Partners Conflicts Committee formally re-engaged Jefferies & Company to update its fairness opinion based upon the October Projections, the October 26 Revised Proposal and other relevant factors.

On the afternoon of October 29, 2009, Fulbright distributed an initial draft of Hiland Holdings Amendment No. 2 and an amendment to the Hiland Holdings commitment letter to Baker Botts reflecting the terms of the revised offer and proposing to further extend the end date and requesting Mr. Hamm to increase his commitment to contribute cash to consummate the Hiland Holdings merger to reflect the revised consideration in the October 26 Revised Proposal and expenses of the Hiland Holdings Conflicts Committee.

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Also on October 29, 2009, Ryan Sacra, a partner at Conner & Winters, had separate conversations with Troy Lee, a senior associate at Baker Botts and with Mr. Sappington of Fulbright regarding possible amendments to the merger agreements and what their respective clients proposed to be included in such amendments. Later the same day, Fulbright sent to Conner & Winters the initial draft of Hiland Holdings Amendment No. 2 that Fulbright had sent to Baker Botts earlier that day and an initial draft of the amendment to the Hiland Holdings commitment letter.

On October 30, 2009, the Barclays Capital engagement letter was amended to provide for a fairness opinion related to Mr. Hamm’s revised offer of $3.20 per Hiland Holdings common unit.

From October 29, 2009 through November 2, 2009, Robert Curry, a partner at Conner & Winters, and Mr. Sacra of Conner & Winters had a number of telephonic conversations with the Hiland Partners Conflicts Committee regarding Hiland Partners Amendment No. 2 and an amendment to the Hiland Partners commitment letter in light of the October 26 Revised Proposal.

On November 2, 2009, at the direction of the Hiland Partners Conflicts Committee, Conner & Winters negotiated with Baker Botts a draft of Hiland Partners Amendment No. 2 and a draft amendment to the Hiland Partners commitment letter, which proposed to increase Mr. Hamm’s commitment to contribute cash to consummate the Hiland Partners merger to reflect the increased merger consideration and expenses of Mr. Hamm and his affiliates in connection with the October 26 Revised Proposal.

Later that day, Dr. Lyle, on behalf of the Hiland Holdings Conflicts Committee, discussed telephonically with Mr. Griffin the ability of Hiland Holdings to meet its short-term financial obligations, including payment of incremental expenses associated with the October 26 Revised Proposal and the Hiland Holdings merger. Mr. Griffin informed Dr. Lyle that Hiland Holdings had been pursuing various loans from its existing lender and other potential sources, but that so far, it had not been able to obtain credit from third parties to enable it to pay those obligations. Mr. Griffin informed Dr. Lyle that he had initiated discussions with Mr. Hamm to lend money to Hiland Holdings at an interest rate identical to the rate applicable to Hiland Holdings’ existing bank credit facility, but subordinated to the indebtedness under that credit facility. Dr. Lyle asked Mr. Griffin to continue those discussions with Mr. Hamm.

On the evening of November 2, the Hiland Holdings Conflicts Committee met with Messrs. Stewart and Sappington and other representatives of Fulbright and Scott Rogan and Jeremy Michael, Managing Directors of Barclays Capital, and other representatives of Barclays Capital (with Mr. Michael participating telephonically). At the meeting, Barclays Capital provided its updated financial analysis and delivered its oral opinion, confirmed in writing the following day, that the revised merger consideration of $3.20 per common unit offered to the Hiland Holdings public unitholders pursuant to the Hiland Holdings merger was fair, from a financial point of view, to such holders. At this meeting, Barclays Capital updated the Hiland Holdings Conflicts Committee with its analyses relating to its valuation of the Hiland Companies, including a summary of the value of Mr. Hamm’s offer, and an overview of commodities markets, including the state of the current and projected crude oil, natural gas and natural gas liquids (“NGLs”) commodities markets. Barclays Capital’s presentation also included updated analyses, from a financial point of view, of potential strategic alternatives which had been previously reviewed by Barclays Capital with the Hiland Holdings Conflicts Committee. Barclays Capital also stated in its presentation that it did not appear likely that there were alternatives to Mr. Hamm’s revised offer that were superior, from a financial point of view, to the Hiland Holdings public unitholders.

Barclays Capital noted in particular that:

•	the indefinite suspension of distributions from Hiland Partners and the associated accumulation of arrearages with regard to the Hiland Partners subordinated units held by Hiland Holdings had resulted in a further negative impact on the financial condition of Hiland Holdings;

•	it would be difficult for Hiland Partners to remain compliant with the leverage ratio covenant in the Credit Agreement dated as of February 15, 2005 (the “Hiland Operating Credit Agreement”) among Hiland Operating, LLC (a subsidiary of Hiland Partners, which we refer to as “Hiland Operating”), the lenders party thereto and MidFirst Bank (“MidFirst Bank”), as administrative agent, and that

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compliance with this covenant beyond 2009 was dependent upon commodity prices exceeding current levels;

•	it continued to be very unlikely that the Hiland Companies could renegotiate or replace the Hiland Operating Credit Agreement on terms that were equal or superior to the Hiland Holdings public unitholders than the October 26 Revised Proposal;

•	it would be difficult and dilutive for the Hiland Companies to raise equity capital to provide ongoing liquidity and pay down indebtedness either through public or private offerings; and

•	that a sale of the Hiland Companies or their assets would be difficult considering current market conditions for Hiland Partners’ assets as well as the continued lack of any indications of interest from third parties since the January 15 Proposal and Mr. Hamm’s statement that he was interested only in acquiring common units in the Hiland Companies and that he was not interested in selling (or causing his affiliates to sell) interests in the Hiland Companies.

On November 3, 2009, Mr. Sappington and other representatives of Fulbright contacted Mr. Lee of Baker Botts to finalize the draft Hiland Holdings Amendment No. 2. Additionally, Mr. Griffin informed Dr. Lyle that Mr. Hamm had agreed to lend Hiland Holdings $1.5 million until December 31, 2009 according to the terms discussed the previous day to allow it to meet its short term working capital needs, including the payment of the Hiland Holdings Conflicts Committee’s independent advisors’ fees and expenses and other expenses associated with the Hiland Holdings merger.

Later that day, the Hiland Holdings Conflicts Committee met with Messrs. Stewart and Sappington of Fulbright. At the meeting, the Hiland Holdings Conflicts Committee discussed further Barclays Capital’s analyses and opinion delivered the previous evening. In addition, Mr. Sappington discussed with the Hiland Holdings Conflicts Committee the latest drafts of Hiland Holdings Amendment No. 2 and the Hiland Holdings amended commitment letter. After hearing from its advisors and deliberating, the Hiland Holdings Conflicts Committee resolved unanimously (a) that the Hiland Holdings amended merger agreement and the Hiland Holdings merger are advisable, fair to, and in the best interests of, Hiland Holdings and the Hiland Holdings public unitholders, (b) to approve and recommend that the Hiland Holdings Board of Directors approve, on behalf of Hiland Holdings (i) the Hiland Holdings amended merger agreement and related documents, and (ii) the Hiland Holdings merger, (c) to recommend to the Hiland Holdings Board of Directors that it should recommend that the Hiland Holdings public unitholders should approve the Hiland Holdings amended merger agreement and the Hiland Holdings merger, and (d) to recommend to the Hiland Holdings public unitholders that such public unitholders should approve the amended Hiland Holdings merger agreement and the Hiland Holdings merger. In addition, the Hiland Holdings Conflicts Committee approved Mr. Hamm’s loan of $1.5 million to Hiland Holdings and the adjournment of the Hiland Holdings special meeting of unitholders until December 4, 2009 and resolved to recommend that the Hiland Holdings Board of directors also approve these matters.

Also on November 3, 2009, the Hiland Partners Conflicts Committee met with Mr. Curry of Conner & Winters and Jefferies & Company, which was engaged by the Hiland Partners Conflicts Committee to consider the fairness, from a financial point of view, of the Hiland Partners merger consideration to the Hiland Partners public unitholders. Representatives of Jefferies & Company, including Stephen Straty, Managing Director of Jefferies & Company, and Jay C. Parkinson, Senior Vice President of Jefferies & Company, participating in the meeting telephonically, made a presentation to the Hiland Partners Conflicts Committee on their financial analysis regarding the proposed Hiland Partners merger consideration considering the October Projections, the October 26 Revised Proposal and other relevant information, a copy of which had been provided to the Hiland Partners Conflicts Committee prior to the meeting. Messrs. Straty and Parkinson responded to numerous questions from the Hiland Partners Conflicts Committee and counsel with respect to the Jefferies & Company presentation. At the conclusion of their presentation, Jefferies & Company issued its oral opinion, subsequently confirmed in writing, that the transaction was fair, from a financial point of view, to the Hiland Partners public unitholders. After Jefferies & Company left the meeting, discussion ensued about the various alternatives to the proposed merger, which had been previously discussed at the May 13, 2009 meeting of the Hiland Partners Conflicts Committee, and the Hiland Partners Conflicts Committee concluded that the best (and probably only

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viable) alternative available to Hiland Partners continued to be the Hiland Partners merger as contemplated in Hiland Partners amended merger agreement.

Following these discussions, the Hiland Partners Conflicts Committee resolved unanimously: (i) that Hiland Partners Amendment No. 2, the Hiland Partners amended merger agreement and the Hiland Partners merger, were advisable, fair to, and in the best interests of Hiland Partners and the Hiland Partners public unitholders; (ii) to recommend that the Hiland Partners Board of Directors approve Hiland Partners Amendment No. 2 (in its individual capacity and in its capacity as the general partner of the Partnership) and recommend that the Hiland Partners public unitholders approve the Hiland Partners amended merger agreement and the Hiland Partners merger; (iii) that it was in the best interest of Hiland Partners and the Hiland Partners public unitholders to adjourn the Hiland Partners special meeting until December 4, 2009; and (vi) to recommend that the Hiland Partners Board of Directors approve the adjournment the Hiland Partners special meeting until December 4, 2009.

That same day, following the meetings of each Conflicts Committee during which each Conflicts Committee approved the applicable amended merger agreement and merger and recommended that their respective full Board of Directors approve the applicable amended merger agreement and merger, each Board of Directors of the Hiland Companies convened regularly scheduled meetings to consider the applicable recommendation along with other items of business.

At the Hiland Partners Board of Directors meeting, Mr. McWilliams again reviewed with the Hiland Partners Board of Directors its duties under the Hiland Partners partnership agreement and Delaware law, and Messrs. Griffin and Harrison provided an update on Hiland Partners’ business. Following the update, Messrs. Straty and Parkinson and other representatives of Jefferies & Company presented its financial analysis of the $10.00 per common unit merger consideration and summarized its opinion, delivered earlier to the Hiland Partners Conflicts Committee, that the Hiland Partners merger consideration was fair, from a financial point of view, to the Hiland Partners public unitholders. Mr. McWilliams then reviewed the terms of the Hiland Partners Amendment No. 2 and the amendment to the Hiland Partners commitment letter. After hearing from its advisors and the members of the Hiland Partners Conflicts Committee and their advisors, the Hiland Partners Board of Directors (i) determined that the Hiland Partners amended merger agreement and the Hiland Partners merger were advisable, fair to, and in the best interests of Hiland Partners and the Hiland Partners public unitholders and approved the Hiland Partners amended merger agreement and the Hiland Partners merger, (ii) recommended approval of the Hiland Partners amended merger agreement and the Hiland Partners merger to the Hiland Partners public unitholders, (iii) authorized the adjournment of the Hiland Partners special meeting of unitholders until December 4, 2009, and (iv) took other related actions.

Following the conclusion of the regular meeting of the Hiland Partners Board of Directors, the Hiland Holdings Board of Directors also convened a special meeting. At this meeting, Mr. McWilliams again reviewed with the Hiland Holdings Board of Directors its duties under the Hiland Holdings partnership agreement and Delaware law, and Messrs. Griffin and Harrison provided an update on the Hiland Companies’ business. Following the update, Messrs. Rogan and Michael and other representatives of Barclays Capital presented its financial analysis of the $3.20 per common unit merger consideration and summarized its opinion, delivered earlier to the Hiland Holdings Conflicts Committee, that the Hiland Holdings merger consideration was fair, from a financial point of view, to the Hiland Holdings public unitholders. Mr. McWilliams then reviewed the terms of the Hiland Holdings Amendment No. 2, the amendment to the Hiland Partners commitment letter and the $1.5 million loan from Mr. Hamm. After hearing from its advisors and the members of the Hiland Holdings Conflicts Committee and their advisors, the Hiland Holdings Board of Directors (i) determined that the Hiland Holdings amended merger agreement and the Hiland Holdings merger were advisable, fair to, and in the best interests of Hiland Holdings and the Hiland Holdings public unitholders and approved the Hiland Holdings amended merger agreement and the Hiland Holdings merger, (ii) recommended approval of the Hiland Holdings amended merger agreement and the Hiland Holdings merger to the Hiland Holdings public unitholders, (iii) authorized the adjournment of the Hiland Holdings special meeting of unitholders until December 4, 2009, (iv) approved the $1.5 million loan from Mr. Hamm, and (iv) took other related actions.

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On the evening of November 3, 2009, Hiland Partners, the general partner of Hiland Partners, Parent and HLND Merger Sub executed Hiland Partners Amendment No. 2 and related documents and Hiland Holdings, the general partner of Hiland Holdings, Parent and HPGP Merger Sub executed Hiland Holdings Amendment No. 2 and the related documents. The Hiland Companies then issued a joint press release announcing the signing of the amendments to the merger agreements and the adjournment of the special meetings.

Recommendations of the Hiland Partners Conflicts Committee and Hiland Partners Board of Directors; Reasons for Recommending Approval of the Merger

The Hiland Partners Conflicts Committee

The Hiland Partners Conflicts Committee consists of two independent directors: John T. McNabb, II, and Shelby E. Odell. In resolutions approved by the Hiland Partners Board of Directors on February 19, 2009, the Hiland Partners Conflicts Committee was authorized to review, evaluate and make recommendations to the Hiland Partners Board of Directors with respect to Mr. Hamm’s proposed acquisition of the publicly-held Hiland Partners common units and potential alternative transactions. The Hiland Partners Conflicts Committee retained Jefferies & Company as its independent financial advisor and Conner & Winters as its independent legal counsel. The Hiland Partners Conflicts Committee oversaw the performance of financial and legal due diligence by its advisors, conducted an extensive review and evaluation of Mr. Hamm’s revised proposal and potential alternative transactions and conducted negotiations with Mr. Hamm and his representatives with respect to the Hiland Partners merger agreement, including the amendments to that agreement, and the various other agreements related to the Hiland Partners merger.

The Hiland Partners Conflicts Committee, by unanimous vote at a meeting held on November 3, 2009, determined that the Hiland Partners amended merger agreement and the transactions contemplated by the Hiland Partners amended merger agreement were advisable, fair to, and in the best interests of, Hiland Partners and the Hiland Partners public unitholders. In addition, at the November 3, 2009, meeting, the Hiland Partners Conflicts Committee recommended that (1) the Hiland Partners Board of Directors approve the Hiland Partners amended merger agreement and the Hiland Partners merger and (2) the Hiland Partners public unitholders vote in favor of approval of the Hiland Partners amended merger agreement and the Hiland Partners merger. In reaching its determination, the Hiland Partners Conflicts Committee consulted with and received the advice of its independent financial and legal advisors, considered the potential alternatives of Hiland Partners, including the uncertainties and risks facing it, and considered the interests of the Hiland Partners public unitholders. In reaching its determination, the Hiland Partners Conflicts Committee did not consider any potential alternatives other than the alternatives previously considered while evaluating the January 15 Proposal and described in the joint definitive proxy statement.

In determining that the Hiland Partners amended merger agreement was advisable, fair to, and in the best interests of, Hiland Partners and the Hiland Partners public unitholders and recommending the approval of the Hiland Partners amended merger agreement and the related agreements, and the consummation of the transactions contemplated thereby, including the Hiland Partners merger, to the Hiland Partners Board of Directors on November 3, 2009, the Hiland Partners Conflicts Committee considered a number of factors. The material factors are summarized below.

The Hiland Partners Conflicts Committee viewed the following factors as being generally positive or favorable in coming to its determination and recommendation:

1. The Hiland Partners merger would provide the Hiland Partners public unitholders with cash consideration of $10.00 per common unit, a price the Hiland Partners Conflicts Committee viewed as fair in light of Hiland Partners’ recent and projected financial performance, updated as of October 23, 2009, and recent trading prices of the Hiland Partners common units. In making this determination, the Hiland Partners Conflicts Committee concluded that the best alternative was the proposed Hiland Partners merger.

2. The opinion received by the Hiland Partners Conflicts Committee from its financial advisor, Jefferies & Company, delivered orally at the Hiland Partners Conflicts Committee meeting on November 3, 2009, and subsequently confirmed in writing later that day, to the effect that, as of the date of the opinion, the $10.00 per common unit merger consideration to be received by the Hiland Partners

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public unitholders pursuant to the Hiland Partners merger, was fair, from a financial point of view, to those holders.

3. The presentation of Jefferies & Company on November 3, 2009, in connection with the foregoing opinion, which is described under “— Opinion of Financial Advisor of the Hiland Partners Conflicts Committee.”

4. The difficult business environment currently facing Hiland Partners, including commodity prices, in particular natural gas prices, and the lack of current drilling activity in Hiland Partners’ area of interest as of November 3, 2009, and the resulting negative effect on the financial condition and results of operations of Hiland Partners.

5. The Hiland Partners Conflicts Committee’s belief that it was unlikely that any other transaction with a third party involving a sale of the Hiland Companies or a significant interest in the Hiland Companies could be consummated at this time in light of the position of Mr. Hamm (contained in his letter, dated January 15, 2009, to the Hiland Partners Board of Directors and subsequently confirmed to the Hiland Partners Conflicts Committee) that he was interested only in acquiring common units in the Hiland Companies and that he was not interested in selling (or causing his affiliates to sell) interests in the Hiland Companies and the lack of any indications of interest from any third parties since the public announcement of January 15 Proposal.

6. The Hiland Partners Conflicts Committee’s belief that the $10.00 per common unit cash merger consideration represented the highest per common unit consideration that could be negotiated given the current economic conditions and lack of drilling activity.

7. The likelihood that Hiland Partners would be in violation of the leverage ratio covenant under the Hiland Operating Credit Agreement at some point, possibly as early as December 31, 2009, based upon estimates and projections provided by the management of the Hiland Companies, updated as of October 23, 2009. In that regard, the Hiland Partners Conflicts Committee concluded that:

•	any solution satisfactory to the existing lenders (or any lenders willing to refinance the Hiland Operating Credit Agreement) would likely require the assessment of fees and increased rates, the infusion of additional equity capital or the incurrence of subordinated indebtedness by Hiland Partners, and the indefinite suspension of distributions, including distributions to Hiland Holdings, after discussions with the existing lenders of the Hiland Companies and based upon the experience of the members of the Hiland Partners Conflicts Committee and its advisors; and

•	it was unlikely that the Hiland Companies could raise significant equity capital through a sale of equity to the public or to private investors (including to Mr. Hamm since he had rejected such an investment), given the uncertain nature of the market conditions for equity securities, particularly for gathering and processing master limited partnership (“MLPs”), and that the amount of money that would need to be raised to repay debt to be in compliance with financial covenants would be highly dilutive.

8. The terms of the Hiland Partners amended commitment letter from Mr. Hamm to Parent to fund the full amount of the HLND Parent Parties’ obligation to pay the merger consideration, including the provision making Hiland Partners a third-party beneficiary under the Hiland Partners amended commitment letter.

9. The terms of the Hiland Partners amended merger agreement, principally:

•	all of the outstanding common units not held by Hiland Holdings (and restricted common units held by officers and employees of Hiland Partners) will be converted into the right to receive cash at $10.00 per common unit;

•	the requirement that the Hiland Partners amended merger agreement and the Hiland Partners merger be approved by a vote of the holders of a majority of the common units held by the Hiland Partners public unitholders entitled to vote thereon voting as a class;

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•	the provision limiting the ability of the HLND Parent Parties to close the Hiland Holdings merger without closing the Hiland Partners merger, unless the Hiland Partners public unitholders fail to approve the Hiland Partners merger and Hiland Partners amended merger agreement;

•	the limited nature of the operational representations and warranties given by Hiland Partners and the fact that the representations and warranties of Hiland Partners do not survive the closing;

•	the inability of the HLND Parent Parties to refuse to close the Hiland Partners merger as the result of a failure of Hiland Operating to be in compliance with certain financial covenants of the Hiland Operating Credit Agreement;

•	the absence of a financing condition to the HLND Parent Parties’ obligation to consummate the transaction;

•	the provision allowing the Hiland Partners Board of Directors or the Hiland Partners Conflicts Committee to withdraw or change its recommendation of the Hiland Partners amended merger agreement and the Hiland Partners merger if it makes a good faith determination that a change or withdrawal would be in the best interests of the Hiland Partners public unitholders, subject to providing Parent with advance notice;

•	the provisions allowing for Hiland Partners to participate in negotiations with a third party in response to an unsolicited alternative proposal, which may, in certain circumstances, result in a superior proposal; and

•	the lack of a break-up fee for termination of the Hiland Partners amended merger agreement in accordance with its terms, although Hiland Partners may be liable to reimburse the expenses of the HLND Parent Parties in certain limited circumstances if the Hiland Partners amended merger agreement is terminated.

The Hiland Partners Conflicts Committee considered the following factors to be generally negative or unfavorable in making its determination and recommendation:

1. The Hiland Partners public unitholders will have no ongoing equity participation in Hiland Partners following the Hiland Partners merger, and such unitholders will cease to participate in Hiland Partners’ future earnings or growth, if any, or to benefit from increases, if any, in the value of Hiland Partners’ common units and would not participate in any potential future sale of Hiland Partners to a third party. However, in considering this unfavorable factor, the Hiland Partners Conflicts Committee noted that before the Hiland Partners merger could be consummated, the holders of a majority of the outstanding Hiland Partners common units held by Hiland Partners public unitholders would have to approve the Hiland Partners amended merger agreement and the Hiland Partners merger.

2. Given that Mr. Hamm (who, together with Continental Gas and the Hamm family trusts, owns a 60.8% limited partner interest in Hiland Holdings, which owns a controlling interest in Hiland Partners) had publicly expressed an interest only in acquiring common units of the Hiland Companies and lack of interest in selling, or causing his affiliates to sell, interests in the Hiland Companies, it would be impracticable to sell the general partner of Hiland Partners or Hiland Partners without his approval. Therefore, no attempt was made to contact third parties that might otherwise consider an acquisition of Hiland Partners. The Hiland Partners Conflicts Committee recognized that it was possible (although not considered to be likely) that a sale process open to all possible bidders might result in a higher sale price than the cash consideration payable in the Hiland Partners merger. However, in considering this factor, the Hiland Partners Conflicts Committee noted that although the Hiland Companies had not been proactively shopped, the proposed transaction had been known to the public for almost ten months, and no third party had expressed an interest in buying either Hiland Partners or the general partner of Hiland Partners.

3. The Hiland Partners amended merger agreement’s limitations on Hiland Partners’ ability to solicit third party offers. However, in considering this factor, the Hiland Partners Conflicts Committee noted that although the Hiland Companies had not been proactively shopped, the proposed transaction had been

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known to the public for almost ten months, and no third party had expressed an interest in buying either Hiland Partners or the general partner of Hiland Partners.

4. The possibility that the Hamm Continuing Investors could sell some or all of Hiland Partners, as the surviving entity following the Hiland Partners merger, or its assets to one or more purchasers at a valuation higher than that available in the Hiland Partners merger.

The foregoing discussion of the information and factors considered by the Hiland Partners Conflicts Committee is not intended to be exhaustive, but includes the material factors considered by the Hiland Partners Conflicts Committee. In view of the variety of factors considered in connection with its evaluation of the Hiland Partners merger, the Hiland Partners Conflicts Committee did not find it practicable to, and did not, quantify or otherwise assign specific weights to the factors considered in reaching its determination and recommendation. In addition, each of the members of the Hiland Partners Conflicts Committee may have given differing weights to different factors. On balance, the Hiland Partners Conflicts Committee believed that the positive factors discussed above outweighed the negative factors discussed above. The Hiland Partners Conflicts Committee expressly adopted the analysis of Jefferies & Company and considered such analysis and opinion, among other factors, in reaching its determination as to the substantive fairness of the going private transactions contemplated by the Hiland Partners amended merger agreement to the Hiland Partners public unitholders.

The Hiland Partners Conflicts Committee believes that sufficient procedural safeguards were and are present to ensure the fairness of the Hiland Partners merger and to permit the Hiland Partners Conflicts Committee to represent effectively the interests of the Hiland Partners public unitholders, each of which the Hiland Partners Conflicts Committee believes supports its decision and provides assurance of the fairness of the Hiland Partners merger to the Hiland Partners public unitholders. The Hiland Partners Conflicts Committee determined that the process it followed in making its determination and recommendation with respect to the Hiland Partners amended merger agreement was procedurally fair to the Hiland Partners public unitholders for the reasons discussed in the joint definitive proxy statement.

The Hiland Partners Conflicts Committee did not consider liquidation value, net book value or going concern value in determining the fairness of the Hiland Partners merger to the Hiland Partners public unitholders for the reasons discussed in the joint definitive proxy statement.

The Hiland Partners Board of Directors

On November 3, 2009, the Hiland Partners Board of Directors met to consider the report and recommendation of the Hiland Partners Conflicts Committee related to the October 26 Revised Proposal. On the basis of the Hiland Partners Conflicts Committee’s recommendation and the other factors described below, each of the six members of the Hiland Partners Board of Directors participating in the meeting (1) determined that the Hiland Partners amended merger agreement and the transactions contemplated by the Hiland Partners amended merger agreement, including the Hiland Partners merger, were advisable, fair to, and in the best interests of, Hiland Partners and Hiland Partners public unitholders and (2) recommended that the Hiland Partners public unitholders vote to approve the Hiland Partners amended merger agreement and the Hiland Partners merger.

As was the case in connection with the Hiland Partners Board of Directors’ consideration and vote on the original merger agreement, neither of Messrs. Hamm nor Reid participated in the Hiland Partners Board of Directors’ consideration or vote on these matters.

Because Messrs. Hamm and Reid abstained from voting on the Hiland Partners amended merger agreement and the Hiland Partners merger, only four of the six non-employee members of the Hiland Partners Board of Directors voted to approve the Hiland Partners amended merger agreement and the Hiland Partners merger.

In determining that the Hiland Partners amended merger agreement is advisable, fair to, and in the best interests of, Hiland Partners and the Hiland Partners public unitholders and approving the Hiland Partners amended merger agreement and the transactions contemplated by the Hiland Partners amended merger agreement, including the Hiland Partners merger, and recommending that the Hiland Partners public unitholders vote for the approval of the Hiland Partners amended merger agreement and the Hiland Partners merger,

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the Hiland Partners Board of Directors considered a number of factors, including the following material factors:

•	the unanimous determination and recommendation of the Hiland Partners Conflicts Committee;

•	the opinion of Jefferies & Company delivered orally at the Hiland Partners Conflicts Committee meeting and presented at the Hiland Partners Board of Directors meeting on November 3, 2009, and subsequently confirmed in writing, that, based upon and subject to the factors and assumptions set forth in the opinion, the Hiland Partners merger consideration of $10.00 per common unit to be received by the holders of common units of Hiland Partners (other than the Hiland Partners rollover common unitholders) pursuant to the Hiland Partners amended merger agreement was fair, from a financial point of view, to the Hiland Partners public unitholders, as of the date of such opinion, as described in the opinion of Jefferies & Company;

•	the financial presentation of Jefferies & Company in connection with the foregoing opinion that was presented to the Hiland Partners Board of Directors at the request of the Hiland Partners Conflicts Committee;

•	the fact that the Hiland Partners merger consideration and the other terms of the Hiland Partners merger agreement resulted from negotiations between the Hiland Partners Conflicts Committee and Mr. Hamm, and the Hiland Partners Board of Directors’ belief that $10.00 in cash for each Hiland Partners common unit represented the highest per common unit consideration that could be negotiated; and

•	the factors considered by the Hiland Partners Conflicts Committee, including the positive factors and potential benefits of the Hiland Partners amended merger agreement, the risks and potentially negative factors relating to the Hiland Partners amended merger agreement, and the factors relating to procedural safeguards, each as described in “— The Hiland Partners Conflicts Committee” above.

In doing so, the Hiland Partners Board of Directors expressly adopted the analysis of the Hiland Partners Conflicts Committee, which is discussed above.

The foregoing discussion of the information and factors considered by the Hiland Partners Board of Directors includes the material factors considered by the Hiland Partners Board of Directors. In view of the variety of factors considered in connection with its evaluation of the Hiland Partners merger, the Hiland Partners Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Hiland Partners Board of Directors approved and recommends the Hiland Partners amended merger agreement and the Hiland Partners merger based upon the totality of the information presented to and considered by it.

The Hiland Partners Board of Directors did not consider liquidation value or net book value in determining the fairness of the Hiland Partners merger to the Hiland Partners public unitholders for the reasons discussed in the joint definitive proxy statement.

The Hiland Partners Board of Directors believes that the Hiland Partners merger is procedurally fair for the reasons discussed in the joint definitive proxy statement.

Opinion of Financial Advisor of the Hiland Partners Conflicts Committee

Jefferies & Company was engaged by the Hiland Partners Conflicts Committee to render an opinion to the Hiland Partners Conflicts Committee as to whether the merger consideration of $10.00 in cash per common unit to be received by the Hiland Partners public unitholders pursuant to the Hiland Partners amended merger agreement was fair, from a financial point of view, to such holders. The Hiland Partners Conflicts Committee spoke with seven financial advisory firms, and after due consideration, the Hiland Partners Conflicts Committee selected Jefferies & Company for the purpose of providing a fairness opinion to the Hiland Partners Conflicts Committee, in light of Jefferies & Company’s relevant industry experience and prior representation of special committees and conflicts committees. On November 3, 2009, Jefferies & Company delivered to the Hiland Partners Conflicts Committee its oral opinion, subsequently confirmed in writing, that,

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as of the date of its opinion, based upon and subject to the assumptions, limitations, qualifications and factors contained in its opinion and described below, the merger consideration to be received by the Hiland Partners public unitholders pursuant to the Hiland Partners amended merger agreement was fair, from a financial point of view, to such holders. The November 3, 2009 opinion of Jefferies & Company is referred to hereinafter in this “Opinion of Hiland Partners Conflicts Committee Financial Advisors” section as the “opinion.”

The full text of the opinion is attached as Annex B to this proxy supplement and incorporated into this proxy supplement by reference. We urge you to read the opinion in its entirety for the assumptions made, procedures followed, other matters considered and limits of the review undertaken in arriving at the opinion.

The opinion is for the use and benefit of the general partner of Hiland Partners and the Hiland Partners Conflicts Committee in their consideration of the Hiland Partners merger. The opinion does not address the relative merits of the transactions contemplated by the Hiland Partners amended merger agreement as compared to any alternative transaction or opportunity that was, or might be, available to Hiland Partners, nor does it address the underlying business decision by Hiland Partners to engage in the Hiland Partners merger or the terms of the Hiland Partners amended merger agreement or the documents referred to therein. The opinion does not constitute a recommendation as to whether any holder of common units should vote on the Hiland Partners merger or any matter related thereto. In addition, the Hiland Partners Conflicts Committee did not ask Jefferies & Company to address, and the opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Hiland Partners, other than the holders of common units of Hiland Partners. Jefferies & Company expresses no opinion as to the price at which common units will trade at any time. Furthermore, Jefferies & Company does not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by, any of Hiland Partners’ officers, directors or employees, or any such class of such persons, in connection with the Hiland Partners amended merger agreement relative to the merger consideration to be received by holders of common units. The opinion has been authorized by a Fairness Committee of Jefferies & Company.

In arriving at its opinion, Jefferies & Company has, among other things:

(i) reviewed the Hiland Partners original merger agreement and a draft of Hiland Partners Amendment No. 2, dated November 2, 2009;

(ii) reviewed certain publicly available financial and other information about Hiland Partners;

(iii) reviewed certain information furnished by Hiland Partners’ management, including financial forecasts and analyses, relating to the business, operations and prospects of Hiland Partners;

(iv) held discussions with members of senior management of Hiland Partners concerning the matters described in clauses (ii) and (iii) above;

(v) reviewed the trading price history and valuation multiples for the common units and compared them with those of certain publicly traded entities that Jefferies & Company deemed relevant;

(vi) compared the proposed financial terms of the Hiland Partners merger under the Hiland Partners amended merger agreement with the financial terms of certain other transactions that Jefferies & Company deemed relevant; and

(vii) conducted such other financial studies, analyses and investigations as Jefferies & Company deemed appropriate.

In Jefferies & Company’s review and analysis and in rendering its opinion, Jefferies & Company assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available to Jefferies & Company or that was publicly available (including, without limitation, the information described above), or that was otherwise reviewed by Jefferies & Company. Included in the financial information provided to Jefferies & Company were certain financial forecasts, dated October 23, 2009, which are disclosed herein beginning on page 53. In Jefferies & Company’s review, Jefferies & Company did not obtain any independent

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evaluation or appraisal of any of the assets or liabilities, nor did Jefferies & Company conduct a physical inspection of any of the properties or facilities, of Hiland Partners, nor was Jefferies & Company furnished with any such evaluations or appraisals of such physical inspections, nor does Jefferies & Company have any responsibility to obtain any such evaluations or appraisals.

With respect to the financial forecasts provided to and examined by Jefferies & Company, Jefferies & Company notes that projecting future results of any company is inherently subject to uncertainty. Hiland Partners informed Jefferies & Company, however, and Jefferies & Company assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Hiland Partners as to the future financial performance of Hiland Partners. Jefferies & Company expresses no opinion as to any such financial forecasts or the assumptions on which they were made.

Jefferies & Company’s opinion was based on economic, monetary, regulatory, market and other conditions existing and that could be evaluated as of the date of its opinion. Jefferies & Company has no obligation to advise any person of any change in any fact or matter affecting its opinion of which Jefferies & Company may have become aware after the date of its opinion.

Jefferies & Company made no independent investigation of any legal or accounting matters affecting Hiland Partners, and Jefferies & Company assumed the correctness in all respects material to its analysis of all legal and accounting advice given to Hiland Partners and the Hiland Partners Board of Directors, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Hiland Partners amended merger agreement to Hiland Partners and the holders of Hiland Partners common units. In addition, in preparing its opinion, Jefferies & Company did not take into account any tax consequences of the transaction to any holder of Hiland Partners common units. Jefferies & Company assumed that the final form of Hiland Partners Amendment No. 2 would be substantially similar to the draft, dated November 2, 2009, reviewed by Jefferies & Company. Jefferies & Company also assumed that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Hiland Partners merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Hiland Partners, Parent or the contemplated benefits of the Hiland Partners merger in any way meaningful to Jefferies & Company’s analysis.

Jefferies & Company’s opinion was based on and subject to a number of assumptions, factors, and limitations. Specifically, Jefferies & Company assumed:

•	the accuracy and completeness of all financial and other information that was supplied or otherwise made available to Jefferies & Company or that was publicly available;

•	that financial forecasts of Hiland Partners were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Hiland Partners as to the future financial performance of Hiland Partners;

•	the correctness in all respects material to Jefferies & Company’s analysis of all legal and accounting advice given to Hiland Partners and the Hiland Partners Board of Directors, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Hiland Partners amended merger agreement to Hiland Partners and the Hiland Partners public unitholders;

•	the final form of Hiland Partners Amendment No. 2 would be substantially similar to the last draft reviewed by Jefferies & Company;

•	that in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Hiland Partners merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Hiland Partners, Parent or the contemplated benefits of the Hiland Partners merger in any way meaningful to Jefferies & Company’s analysis; and

•	that the terms of the Hiland Partners amended merger agreement are the most beneficial terms from Hiland Partners’ perspective that could under the circumstances be negotiated among the parties to such transactions.

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The following is a brief summary of the analyses performed by Jefferies & Company in connection with its opinion. This summary is not intended to be an exhaustive description of the analyses performed by Jefferies & Company but includes all material factors considered by Jefferies & Company in rendering its opinion. Jefferies & Company drew no specific conclusions from any individual analysis, but subjectively factored its observations from all of these analyses into its qualitative assessment of the merger consideration. Each analysis performed by Jefferies & Company is a common methodology utilized in determining valuations. Although other valuation techniques may exist, Jefferies & Company believes that the analyses described below, when taken as a whole, provide the most appropriate analyses for Jefferies & Company to arrive at its opinion.

Comparable Public Company Analysis

Jefferies & Company utilized comparable public company analysis, which values a target company by reference to publicly-traded companies with similar products, similar operating and financial characteristics and servicing similar markets. Jefferies & Company reviewed and compared selected financial data for eleven publicly traded companies in the energy industry. Six of the companies chosen derived more than 50% of their estimated 2009 cash flow from non fee-based contracts, and five of the companies chosen derived more than 50% of their estimated 2009 cash flow from fee-based contracts. Hiland Partners has a high percentage of its contract mix tied to non-fee based revenue streams, which are sensitive to commodity prices. The comparable companies chosen by Jefferies & Company included:

Non Fee-Based

•	Atlas Pipeline Partners, LP

•	Copano Energy, L.L.C.

•	Eagle Rock Energy Partners, L.P.

•	MarkWest Energy Partners, L.P.

•	Targa Resources Partners LP

•	Williams Partners L.P.

Fee-Based

•	Crosstex Energy, L.P.

•	DCP Midstream Partners, LP

•	Quicksilver Gas Services LP

•	Regency Energy Partners LP

•	Western Gas Partners, LP

For each of the comparable companies, Jefferies & Company calculated the total enterprise value as a multiple of (i) that company’s EBITDA for the noted last twelve month (“LTM”) periods; (ii) that company’s EBITDA, to the extent available, for the year ending December 31, 2009, as reflected in certain First Call estimates; (iii) that company’s estimated EBITDA, to the extent available, for the year ending December 31, 2010, as reflected in certain First Call estimates; (iv) that company’s estimated earnings per unit (“EPU”), to the extent available, for the year ending December 31, 2009, as reflected in certain First Call estimates; and (v) that company’s estimated EPU, to the extent available, for the year ending December 31, 2010, as reflected in certain First Call estimates. Total enterprise value (“TEV”) was calculated as equity market value, plus net debt, as of October 30, 2009 and September 30, 2009, respectively. Net debt equals total debt plus minority interest less cash and cash equivalents. Jefferies & Company then calculated each company’s distributable cash yield using (a) that company’s most recent declared distribution, annualized, divided by that company’s unit price as of October 30, 2009, (b) that company’s estimated distributable cash, to the extent available, for the year ending December 31, 2009, as reflected in certain First Call estimates and dividing by that company’s

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unit price as of October 30, 2009, and (c) that company’s estimated distributable cash, to the extent available, for the year ending December 31, 2010, as reflected in certain first call estimates and dividing by that company’s unit price as of October 30, 2009.

Utilizing the most representative multiple range, which emphasized companies with low or no projected distribution yields, within the comparable public company set, Jefferies & Company then calculated a range of implied values per common unit based on (i) Hiland Partners’ LTM EBITDA; (ii) Hiland Partners’ projected EBITDA for the year ending December 31, 2009, based on Hiland Partners management’s estimates, where the estimated downside projected EBITDA assumed inlet natural gas volumes were risked at 95%; (iii) Hiland Partners’ projected EBITDA for the year ending December 31, 2010, based on Hiland Partners management’s estimates, where the estimated downside projected EBITDA assumed inlet natural gas volumes were risked at 95%; (iv) Hiland Partners’ projected EPU for the year ending December 31, 2009, based on Hiland Partners management’s estimates, where the estimated downside projected EPU assumed inlet natural gas volumes were risked at 95%; and (v) Hiland Partners’ projected EPU for the year ending December 31, 2010, based on Hiland Partners management’s estimates, where the estimated downside projected EPU assumed inlet natural gas volumes were risked at 95%. Jefferies & Company then calculated a range of implied values per common unit by dividing (i) Hiland Partners’ current distributable cash; (ii) Hiland Partners’ projected distributable cash for the year ending December 31, 2009, based on Hiland Partners management’s estimates; and (iii) Hiland Partners’ projected distributable cash for the year ending December 31, 2010, based on Hiland Partners management’s estimates, in each case, by the most representative range of distributable cash yields within the comparable public company set. For further detail regarding the results of the calculations described above for each of the comparable companies, please see page 31 of Jefferies & Company’s presentation to the Hiland Partners Conflicts Committee filed as Exhibit (c)(18) to the Transaction Statement on Schedule 13E-3 (a “Schedule 13E-3”) filed by Hiland Partners on November 9, 2009. The resulting ranges of implied values per common unit are set forth in the table below:

	Comparable Public
	Company Multiple	Hiland	Hiland Partners	Implied per Unit
	Range	Partners	Metric (Millions)	Value Range

TEV/LTM EBITDA	6.3x - 7.3 x	6.4 x	$54.5	$9.17 - $14.88
TEV/EBITDA 2009E	6.0x - 7.0 x	6.2 x	$55.7	$8.05 - $14.26 (1)
TEV/EBITDA 2010E	6.5x - 7.5 x	6.1 x	$56.8	$9.28 - $18.08 (1)
Price/EPU 2009E(2)	—	—	—	—
Price/EPU 2010E	9.0x - 11.0 x	10.8 x	$0.91	$4.16 - $10.02 (1)
Current Distributable Cash Yield	6.0% - 8.0%	0%	$0.00	$0.00
Distributable Cash Yield 2009E	1.0% - 3.0%	0%	$0.00	$0.00
Distributable Cash Yield 2010E	0.0% - 2.0%	0%	$0.00	$0.00

(1)	Downside assumes inlet natural gas volumes risked at 95%.

(2)	Relevant estimates not available.

Jefferies & Company then compared the ranges of implied values per common unit against (i) the Hiland Partners closing unit price of $9.81 per unit on October 30, 2009; and (ii) the merger consideration of $10.00 per unit to be received by the Hiland Partners public unitholders.

No company utilized in the comparable public company analysis is identical to Hiland Partners. Jefferies & Company made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Hiland Partners. Mathematical analysis of comparable public companies in isolation from other analyses is not an effective method of evaluating transactions. Relative valuation methodologies, such as comparable public company analysis, are less illustrative given Hiland Partners’ limited public float, small market capitalization relative to its peers, and lower trading volume relative to its peers.

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Premiums Paid Analysis

Jefferies & Company utilized a premiums paid analysis, a method of applying premiums paid in selected merger transactions to closing share prices of a company. Using publicly available information, Jefferies & Company conducted a premiums paid analysis using a sample of 23 transactions announced since April 7, 2004. Each of the 23 transactions (i) was a change of control transaction and (ii) involved companies in the energy industry, which is the industry in which Hiland Partners operates. Based on these factors and Jefferies & Company’s experience with transactions in the energy industry, Jefferies & Company determined that these 23 transactions were relevant for purposes of the premiums paid analysis. The 23 change of control transactions used by Jefferies & Company in its premiums paid analysis were:

Announcement Date	Buyer	Seller

• August 31, 2009	Baker Hughes	BJ Services
• June 2, 2009	Cameron International	NATCO Group
• April 29, 2009	Enterprise Products Partners	TEPPCO Partners
• April 28, 2009	Atlas America Inc	Atlas Energy Resources LLC
• August 25, 2008	Precision Drilling, Inc.	Grey Wolf Inc.
• July 29, 2008	Sempra Energy	EnergySouth Inc.
• May 5, 2008	Schlumberger Limited	Saxon Energy Services Inc.
• November 29, 2007	VeraSun Energy Corporation	US BioEnergy Corp.
• September 5, 2007	MarkWest Energy Partners LP	Markwest Hydrocarbon, Inc.
• July 17, 2007	Plains Exploration & Production Company	Pogo Producing Company
• June 11, 2007	Helix Energy Solutions Group, Inc.	Horizon Offshore, Inc.
• March 19, 2007	Hercules Offshore, Inc.	TODCO
• November 13, 2006	Western Refining, Inc.	Giant Industries, Inc.
• April 21, 2006	Petrohawk Energy Corporation	KCS Energy, Inc.
• January 23, 2006	Helix Energy Solutions Group, Inc.	Remington Oil & Gas Corp.
• December 12, 2005	ConocoPhillips	Burlington Resources Company
• October 13, 2005	Occidental Petroleum Corporation	Vintage Petroleum, Inc.
• September 19, 2005	Norsk Hydro ASA	Spinnaker Exploration Company
• April 4, 2005	Petrohawk Energy Corporation	Mission Resources Corporation
• January 26, 2005	Cimarex Energy Co.	Magnum Hunter Resources, Inc.
• December 16, 2004	Noble Energy, Inc.	Patina Oil & Gas Corporation
• April 15, 2004	EnCana Corporation	Tom Brown, Inc.
• April 7, 2004	Kerr-McGee Corporation	Westport Resources Corporation

For each of the target companies involved in the 23 transactions, Jefferies & Company examined the closing unit price one trading day prior to announcement of the initial offer in connection with each transaction in order to calculate the high and low premiums paid by the acquiror over the target company’s closing unit price at such point in time. Jefferies & Company then compared those premiums to (i) the premium implied by the January 15 Proposal of $9.50 per common unit of Hiland Partners over Hiland Partners’ common unit price on one trading day prior to the announcement of the January 15 Proposal ($7.90), and (ii) the $10.00 proposed merger consideration over Hiland Partners’ common unit price on one trading

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day prior to the announcement of the revised offer of $10.00 per common unit of Hiland Partners ($7.80). A summary of the premiums observed in the premiums paid analysis is set forth in the table below:

Premium Percentage	One Day Prior

High	34.4%
Mean	17.9%
Median	20.2%
Low	0.3%
Implied Equity Price Per Unit One Day Prior to the January 15 Proposal
High	$10.48
Low	$7.83
Implied Equity Price Per Unit of the Merger
High	$10.61
Low	$7.93
Implied Merger Premium Per Unit
January 15 Proposal ($9.50/unit)	20.3%
One Day Prior to the Revised Offer ($7.80/unit)	28.2%

Comparable Transactions Analysis

Using publicly available information, Jefferies & Company examined the 24 transactions listed below, announced since January 1, 2005, that involved gathering and processing companies. Jefferies & Company selected these transactions because they involved companies with businesses that are reasonably similar to that

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of Hiland Partners. The transactions considered and the month and year each transaction was announced were as follows:

Month and Year Announced	Target	Acquiror

October 2009	Carrizo Oil & Gas Incorporated	Delphi Midstream Partners LLC
September 2009	Chesapeake Energy Corporation	Global Infrastructure Partners
August 2009	Crosstex Energy LP	Kinder Morgan Energy Partners LP
August 2009	GMX Resources Incorporated	Kinder Morgan Energy Partners LP
July 2009	Atlas Pipeline Partners LP	Penn Virginia Resource Partners LP
July 2009	Anadarko Petroleum Corporation	Western Gas Partners LP
June 2009	Chesapeake Energy Corporation	Undisclosed
June 2009	EXCO Resources Incorporated	BG Group plc
June 2009	Crosstex Energy LP	Southcross Energy LLC
June 2009	Whiting Petroleum Corp	Undisclosed private independent oil company
May 2009	Berry Petroleum Company	Undisclosed private company
May 2009	SandRidge Energy Inc	TCW Asset Management Company
April 2009	Atlas Pipeline Partners LP	Spectra Energy Partners LP
June 2007	Anadarko Petroleum Corp	Atlas Pipeline Partners
May 2007	NGP Energy Capital Management/Ray Davis	Enterprise GP Holdings
November 2006	Williams Companies	Williams Partners
May 2006	BP plc	Plains All American Pipeline
April 2006	Williams Companies	Williams Partners
March 2006	Wisconsin Energy Corp/WPS Resources Corp	ONEOK Partners
February 2006	ONEOK Partners	TC Pipelines/TransCanada Corp
October 2005	EnCana Corp	Provident Energy Trust
August 2005	El Paso Corp	Crosstex Energy
July 2005	AIG Highstar Capital	Caisse de depot et placement du Quebec/GE
January 2005	Alon Israel Oil Co	Holly Energy Partners

Using publicly available estimates and other publicly available information for each of these transactions, Jefferies & Company reviewed the total enterprise value as a multiple of the target company’s EBITDA immediately preceding announcement of the transaction, which is referred to below as “Enterprise Value/EBITDA.”

This analysis indicated the following:

Selected Comparable Transactions Multiples

Benchmark	High		Low		Mean		Median

Enterprise Value/ EBITDA	14.2	x	5.9	x	8.9	x	8.9	x

Using a reference range of 6.0x to 7.0x and Hiland Partners’ LTM EBITDA of $54.5 million, Jefferies & Company calculated an implied equity value range for Hiland Partners of $7.72 to $13.43 and compared this range to the Hiland Partners merger consideration of $10.00 per common unit. For further detail regarding the results of the calculations described above for each of the comparable transactions, please see page 33 of Jefferies & Company’s presentation to the Hiland Partners Conflicts Committee filed as Exhibit (c)(18) to the Schedule 13E-3 filed by Hiland Partners on November 9, 2009.

No transaction utilized as a comparison in the comparable transaction analysis is identical to the merger. In evaluating the merger, Jefferies & Company made numerous judgments and assumptions with regard to industry performance, general business, economic, market, and financial conditions and other matters, many of

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which are beyond Hiland Partners’ and Jefferies & Company’s control. A purely mathematical analysis is not in itself a meaningful method of using comparable transaction data.

Discounted Cash Flow Analysis

Jefferies & Company utilized discounted cash flow analysis, which values a company as the sum of its unlevered (before financing costs) free cash flows over a forecast period and the company’s terminal or residual value at the end of the forecast period. Jefferies & Company examined the value of Hiland Partners based on projected free cash flow estimates, which were generated utilizing financial projections from October 1, 2009 through December 31, 2013. Those internal financial projections, dated October 23, 2009, and disclosed herein beginning on page 52, were prepared by Hiland Partners’ management and were approved for Jefferies & Company’s use by the Hiland Partners Conflict Committee. As instructed by Hiland Partners, Jefferies & Company considered the risks and uncertainties of achieving the Hiland Partners forecasts and the possibility that the Hiland Partners forecasts will not be realized. Accordingly, Jefferies & Company performed a sensitivity analysis to illustrate the effect of different assumptions for changes in projected annual revenue growth and projected annual EBITDA margins from the Hiland Partners’ management forecasts.

Jefferies & Company ascribed EBITDA exit multiples, which ranged from 7.0x to 8.0x, to the projected EBITDA for the LTM ending December 31, 2013, giving effect to Jefferies & Company’s sensitivity analysis. Jefferies & Company calculated a range of discount factors of 18.0% — 20.0% based on the Capital Asset Pricing Model using the average levered beta of the comparable public companies listed in the “Comparable Public Company Analysis” section. Based on those ranges of EBITDA exit multiples and discount rates, Jefferies & Company calculated the implied equity price per common unit value ranging from $0.00 to $4.20. Jefferies & Company then compared the implied equity prices per common unit values against the $10.00 per common unit in cash to be received in the Hiland Partners merger.

While discounted cash flow analysis is a widely accepted and practiced valuation methodology, it relies on a number of assumptions, including growth rates and discount rates. The valuation derived from the discounted cash flow analysis is not necessarily indicative of Hiland Partners’ present or future value or results. Discounted cash flow analysis in isolation from other analyses is not an effective method of evaluating transactions. For further detail regarding the calculation of the implied equity price per common unit value range described above, please see pages 34 and 35 of Jefferies & Company’s presentation to the Hiland Partners Conflicts Committee filed as Exhibit (c)(18) to the Schedule 13E-3 filed by Hiland Partners on November 9, 2009.

Conclusion

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Jefferies & Company considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Furthermore, Jefferies & Company believes that selecting any portion of its analysis, without considering all analyses, would create an incomplete view of the process underlying its opinion. In performing its analyses, Jefferies & Company made numerous assumptions with respect to industry performance and general business and economic conditions and other matters, many of which are beyond the control of Hiland Partners. The analyses performed by Jefferies & Company are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. The merger consideration was determined through negotiations between the Hiland Partners Conflicts Committee and Mr. Hamm and was recommended by the Hiland Partners Conflicts Committee for approval by the Hiland Partners Board of Directors and approved by the Hiland Partners Board of Directors. Jefferies & Company did not recommend any specific merger consideration to Hiland Partners, the Hiland Partners Conflicts Committee or the Hiland Partners Board of Directors or that any specific consideration constituted the only appropriate consideration with respect to the Hiland Partners amended merger agreement and the transactions contemplated thereby, including the Hiland Partners merger. A copy of the presentation materials presented by Jefferies & Company to the Hiland Partners Conflicts Committee in connection with the delivery of its opinion

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has been filed with the SEC as an exhibit to the Schedule 13E-3 filed by Hiland Partners on November 9, 2009.

Miscellaneous

Jefferies & Company may seek, in the future, to provide financial advisory and financing services to Hiland Partners, the general partner of Hiland Partners or entities that are affiliated with Hiland Partners or its general partner, for which Jefferies & Company would expect to receive compensation. In the past two years, Jefferies & Company has received no compensation from Hiland Partners or its affiliates other than a fee of $550,000 for financial advisory services provided to the Hiland Partners Conflicts Committee in connection with evaluating the Hiland Partners merger and delivery of its opinion on June 1, 2009 in connection with the original merger agreement.

Pursuant to an amended engagement letter dated October 27, 2009, Jefferies & Company was engaged by the Hiland Partners Conflicts Committee in connection with the delivery of the opinion and is entitled to a fee of $350,000 for its services from Hiland Partners, all of which was payable upon the delivery of the opinion. Jefferies & Company also will be reimbursed for expenses incurred. Hiland Partners has agreed to indemnify Jefferies & Company against liabilities arising out of or in connection with the services rendered and to be rendered by Jefferies & Company under such engagement.

In the ordinary course of its business, Jefferies & Company and its affiliates maintain a market in the securities of Hiland Partners and may trade or hold securities of Hiland Partners and/or its affiliates for Jefferies & Company and its affiliates’ own accounts and for accounts of their customers and, accordingly, may, at any time hold long or short positions in those securities.

Position of HLND Schedule 13E-3 Filing Persons as to the Fairness of the Hiland Partners Merger

Harold Hamm and the other HLND Schedule 13E-3 Filing Persons (with the exception of Messrs. Griffin and Harrison, who express their views below) believe that the Hiland Partners merger consideration, as increased in the Hiland Partners amended merger agreement, is substantively fair to the Hiland Partners public unitholders and that Hiland Partners Amendment No. 2 is procedurally fair to those unitholders. The HLND Schedule 13E-3 Filing Persons did not perform, or engage a financial advisor to perform, any financial analysis in connection with the Hiland Partners merger agreement amendments for the purposes of assessing the fairness of the Hiland Partners merger to the Hiland Partners public unitholders. Each of Harold Hamm and the other HLND Schedule 13E-3 Filing Persons (with the exception of Messrs. Griffin and Harrison) believe that the reasons described in the joint definitive proxy statement that lead them to conclude that the prior Hiland Partners merger consideration of $7.75 per common unit to be, and related process was, substantively and procedurally, fair continue to remain applicable in light of the enhanced Hiland Partners merger consideration of $10.00 per common unit. In addition, each of Harold Hamm and the other HLND Schedule 13E-3 Filing Persons (with the exception of Messrs. Griffin and Harrison) took into consideration the following factors:

•	The $2.25 increase in cash consideration per common unit to be paid in the Hiland Partners merger represents an increase of 29% from the previously agreed price of $7.75.

•	The increased consideration proposed to be paid to the Hiland Partners public unitholders represents an 87% premium over the reported closing sale price $5.36 per common unit of Hiland Partners on May 29, 2009, the last trading day prior to the execution of the Hiland Partners merger agreement and a 73% premium over the average closing sale price of $5.78 per common unit of Hiland Partners over the 30-day period ending May 29, 2009.

•	The obligations of Parent and HLND Merger Sub to consummate the Hiland Partners merger continue not to be subject to any financing condition. Mr. Hamm has delivered to Parent the Hiland Partners amended commitment letter, pursuant to which Mr. Hamm has committed to contribute an aggregate of approximately $41.3 million in cash to Parent, representing the Hiland Partners merger consideration of approximately $39.9 million and estimated expenses of approximately $1.4 million, less the amount of

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cash, if any, contributed by the Hamm family trusts to Parent or HLND Merger Sub that is available immediately prior to the closing of the Hiland Partners merger. Pursuant to its terms, Hiland Partners is a third-party beneficiary of the Hiland Partners commitment letter.

•	The Hiland Partners Conflicts Committee received an opinion from Jefferies & Company in connection with the Hiland Partners merger agreement amendments to the effect that, as of the date of the opinion and based upon and subject to the assumptions and limitations set forth therein, the cash merger consideration of $10.00 per common unit to be received by the holders of Hiland Partners common units (other than the Hiland Partners rollover common unitholders) pursuant to the Hiland Partners amended merger agreement was fair, from a financial point of view, to the Hiland Partners public unitholders. Jefferies & Company’s opinion is attached to this proxy supplement as Annex B.

•	The Hiland Partners amended merger agreement and the Hiland Partners merger were approved unanimously by the Hiland Partners Conflicts Committee, which determined that the Hiland Partners amended merger agreement and the Hiland Partners merger are advisable, fair to, and in the best interests of, Hiland Partners and the Hiland Partners public unitholders. The Hiland Partners amended merger agreement and the Hiland Partners merger were also recommended to the Hiland Partners public unitholders unanimously by the Hiland Partners Conflicts Committee, which further recommended that the Hiland Partners Board of Directors recommend approval of the Hiland Partners amended merger agreement and the Hiland Partners merger to the Hiland Partners public unitholders.

The HLND Schedule 13E-3 Filing Persons did not consider the net book value of Hiland Partners common units for the reasons discussed in the joint definitive proxy statement.

Messrs. Griffin and Harrison believe that the Hiland Partners merger, as amended, is both substantively and procedurally fair to the Hiland Partners public unitholders based on the factors described in “— Recommendations of the Hiland Partners Conflicts Committee and Hiland Partners Board of Directors; Reasons for Recommending Approval of the Merger — The Hiland Partners Board of Directors” beginning on page 15 of this proxy supplement and page 48 of the joint definitive proxy statement. In doing so, Messrs. Griffin and Harrison expressly adopted the analysis of the Hiland Partners Conflicts Committee, which is discussed above.

Recommendations of the Hiland Holdings Conflicts Committee and Hiland Holdings Board of Directors; Reasons for Recommending Approval of the Merger

The Hiland Holdings Conflicts Committee

The Hiland Holdings Conflicts Committee consists of two independent directors: Dr. Bobby B. Lyle and Dr. Cheryl L. Evans. In resolutions approved by the Hiland Holdings Board of Directors on February 19, 2009, the Hiland Holdings Conflicts Committee was authorized to review, evaluate and make recommendations to the Hiland Holdings Board of Directors with respect to Mr. Hamm’s proposed acquisition of the publicly held Hiland Holdings common units and potential alternative transactions. The Hiland Holdings Conflicts Committee retained Fulbright as its independent legal counsel and Morris Nichols as its independent special Delaware legal counsel. In addition, the Hiland Holdings Conflicts Committee selected and the general partner of Hiland Holdings retained Barclays Capital as the independent financial advisor of the Hiland Holdings Conflict Committee. The Hiland Holdings Conflicts Committee oversaw the performance of financial and legal due diligence by its advisors, conducted an extensive review and evaluation of Mr. Hamm’s revised proposal and potential alternative transactions and conducted negotiations with Mr. Hamm and their representatives with respect to the Hiland Holdings merger agreement, including the amendments to that agreement, and the various other agreements related to the Hiland Holdings merger.

The Hiland Holdings Conflicts Committee, by unanimous vote at a meeting held on November 3, 2009, determined that the Hiland Holdings amended merger agreement and the transactions contemplated by the Hiland Holdings amended merger agreement were advisable, fair to, and in the best interests of, Hiland Holdings and the Hiland Holdings public unitholders. In addition, at the November 3, 2009 meeting, the Hiland Holdings Conflicts Committee recommended that (1) the Hiland Holdings Board of Directors approve the Hiland Holdings amended merger agreement and the related agreements, and the consummation of the

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transactions contemplated thereby, including the Hiland Holdings merger and (2) the Hiland Holdings public unitholders vote in favor of approval of the Hiland Holdings amended merger agreement and the Hiland Holdings merger. In reaching its determination, the Hiland Holdings Conflicts Committee consulted with and received the advice of its independent financial and legal advisors, considered the potential alternatives of Hiland Holdings, including the uncertainties and risks facing it, and considered the interests of the Hiland Holdings public unitholders. In reaching its determination, the Hiland Holdings Conflicts Committee did not consider any potential alternatives other than the alternatives previously considered while evaluating the January 15 Proposal and described in the joint definitive proxy statement.

In determining that the Hiland Holdings amended merger agreement was advisable, fair to, and in the best interests of, Hiland Holdings and the Hiland Holdings public unitholders and recommending the approval of the Hiland Holdings amended merger agreement and the related agreements, and the consummation of the transactions contemplated thereby, including the Hiland Holdings merger, to the Hiland Holdings Board of Directors on November 3, 2009, the Hiland Holdings Conflicts Committee considered a number of factors. The material factors are summarized below.

The Hiland Holdings Conflicts Committee viewed the following factors as being generally positive or favorable in coming to its determination and recommendation:

1. The Hiland Holdings merger would provide the Hiland Holdings public unitholders with cash consideration of $3.20 per common unit, a price the Hiland Holdings Conflicts Committee viewed as fair in light of recent and projected financial performance of Hiland Holdings and trading prices of the Hiland Holdings common units prior to the announcement of the original transaction. In making this determination, the Hiland Holdings Conflicts Committee also considered that Hiland Holdings’ only cash flowing assets are its partnership interests in Hiland Partners, consisting of 2,321,471 common units, 3,060,000 subordinated units, the 2% general partner interest and all the incentive distribution rights, and, moreover, that on April 27, 2009 Hiland Partners announced the suspension of quarterly distributions on the common units and subordinated units beginning with the first quarter of 2009. The Hiland Holdings Conflicts Committee also considered the following related facts:

•	Since Hiland Partners suspended distributions on the common units, the amount of common unit arrearages that have been accumulated through November 1, 2009 is approximately $8.5 million. Based on the number of common units of Hiland Partners outstanding as of November 1, 2009, approximately $2.8 million in common unit arrearages will accumulate each quarter until Hiland Partners resumes paying the minimum quarterly distribution. Therefore, the likelihood of Hiland Holdings receiving the minimum quarterly distribution in the future on its subordinated units in Hiland Partners is significantly less than its likelihood of receiving the minimum quarterly distribution on its common units.

•	Additionally, as a result of the suspension in distributions on the subordinated units, the likelihood of the subordinated units meeting the tests for conversion into common units after March 31, 2010 has been significantly reduced. In order for the subordinated units to convert, Hiland Partners must have earned and paid the minimum quarterly distribution on all outstanding units for three consecutive four-quarter periods. In addition to being subordinated to the common units with respect to distributions, including liquidating distributions, the subordinated units are not publicly traded and therefore they are a more illiquid asset than common units, which impairs their value.

•	Furthermore, no distributions may be made on the incentive distributions rights until the minimum quarterly distribution has been paid on all outstanding Hiland Partners common units and subordinated units. Therefore, the likelihood of Hiland Holdings receiving distributions in the future on its incentive distribution rights is significantly less than its likelihood of receiving the minimum quarterly distribution on its subordinated units. For the third quarter of 2008, the last quarter in which distributions related to the incentive distribution rights were paid, approximately 31% of the cash distributions received by Hiland Holdings from Hiland Partners were the payment of the minimum quarterly distribution on the common units and the

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commensurate general partner interest, approximately 37% were the payment of the minimum quarterly distribution on the subordinated units and the commensurate general partner interest and approximately 31% were the payment of distributions on all units and the incentive distribution rights above the minimum quarterly distribution.

2. The opinion received by the Hiland Holdings Conflicts Committee from its financial advisor, Barclays Capital, delivered orally at the Hiland Holdings Conflicts Committee meeting on November 2, 2009, and subsequently confirmed in writing the next day, to the effect that as of the date of the opinion, the $3.20 per common unit cash merger consideration to be received by the Hiland Holdings public unitholders, pursuant to the Hiland Holdings merger, was fair, from a financial point of view, to those holders.

3. The presentation of Barclays Capital on November 2, 2009, in connection with the foregoing opinion, which is described under “— Opinion of Financial Advisor of the Hiland Holdings Conflicts Committee.”

4. The difficult business environment currently facing the Hiland Companies, including the significant reduction in drilling activity and the resulting negative effect on the financial condition and results of operations of the Hiland Companies.

5. The Hiland Holdings Conflicts Committee’s belief that there were no alternatives to the October 26 Revised Proposal that would likely be viable or financially superior to the Hiland Holdings public unitholders. In that regard, the Hiland Holdings Conflicts Committee noted that:

•	maintaining the status quo was not a viable alternative since:

•	Hiland Holdings’ only cash flowing assets consist of partnership interests in Hiland Partners and Hiland Partners had announced an indefinite suspension of distributions by Hiland Partners on April 27, 2009,

•	Hiland Holdings’ $3 million revolving credit facility will mature on December 31, 2009 and it would be difficult and expensive to restructure that indebtedness to provide Hiland Holdings sufficient working capital to continue operations, and

•	it would be difficult for Hiland Partners to remain compliant with the leverage ratio covenant under the Hiland Operating Credit Agreement beyond December 31, 2009, since compliance beyond that date likely depended upon commodity prices exceeding current levels;

•	obtaining a waiver or amendment under the Hiland Operating Credit Agreement was not a viable alternative because in the absence of a significant equity injection by Mr. Hamm or some other party, Hiland Partners’ existing lenders had indicated that such waiver or amendment would very likely involve a significant upfront restructuring fee, a significant increase in the applicable interest rate, and an indefinite suspension of distributions from Hiland Partners, resulting in the buildup of additional arrearages with respect to the common units of Hiland Partners and a further decrease in value of the subordinated units and incentive distribution rights held directly or indirectly by Hiland Holdings;

•	Barclays Capital had advised the Hiland Holdings Conflicts Committee that, based upon its experience and knowledge of the current market environments and given the Hiland Companies’ credit ratings and comparable company yields,

•	it was very unlikely that the Hiland Companies could refinance the Hiland Operating Credit Agreement through the issuance of other debt instruments or replace the Hiland Operating Credit Agreement with a new credit facility due to the continued challenging state of debt and credit markets, particularly in the energy sector and for gathering and processing MLPs, which uncertain conditions resulted in lenders being uncertain about the valuations of borrowers in those sectors and generally seeking to reduce their exposure to that market segment,

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•	even if the Hiland Companies were able to obtain alternative debt financing, the pricing, terms and conditions of such financing would likely be as onerous as those involved in obtaining a waiver or amendment of the existing Hiland Operating Credit Agreement (high up-front fees, a significant increase in the interest rate, and indefinite suspension of distributions from Hiland Partners), and

•	it was unlikely that Hiland Partners could convince its existing lenders to consent to exchange all or a portion of the existing indebtedness under the Hiland Operating Credit Agreement for equity securities (which would also dilute existing unitholders);

•	it would be difficult for the Hiland Companies to raise equity capital to provide ongoing liquidity and pay down indebtedness either through a public or private issuance of equity securities, given the uncertain nature of the market conditions for equity securities, particularly for gathering and processing MLPs, and that any issuance of equity would be highly dilutive, especially with regard to the subordinated units since any new common units issued by Hiland Partners would be entitled to all accumulated arrearages, and an issuance of structured equity investment by Mr. Hamm was not viable (particularly as Mr. Hamm had indicated that he had determined not to pursue such an investment);

•	a sale of strategic assets by Hiland Partners was still challenging given the current market conditions for Hiland Partners’ assets, in which buyers are offering prices well below historical levels, and a sale may actually have a negative impact on Hiland Partners’ credit statistics as calculated under the Hiland Operating Credit Facility; and

•	it was unlikely that any other transaction with a third party involving a sale of the Hiland Companies or a significant interest in the Hiland Companies could be consummated at this time in light of the position of Mr. Hamm (contained in his letter, dated January 15, 2009, to the Hiland Holdings Board of Directors and subsequently confirmed to the Hiland Holdings Conflicts Committee), that he remained interested only in acquiring common units in the Hiland Companies and that he was not interested in selling (or causing his affiliates to sell) interests in the Hiland Companies, and the lack of any indications of interest from any third parties since the public announcement of the January 15 Proposal.

6. The Hiland Holdings Conflicts Committee’s belief that the $3.20 per common unit cash merger consideration represented the highest per common unit consideration that could be negotiated given the significant arrearages accrued with respect to the Hiland Partners common units and the current economic conditions and lack of drilling activity.

7. The agreement by Mr. Hamm to lend $1,500,000 to Hiland Holdings to enable Hiland Holdings to fund its working capital requirements for the remainder of 2009, including the fees and expenses associated with the Hiland Holdings merger.

8. The terms of the Hiland Holdings amended commitment letter from Mr. Hamm to Parent to fund the full amount of the HPGP Parent Parties’ obligation to pay the merger consideration, including the provision making the Holdings Parties third-party beneficiaries under the Hiland Holdings amended commitment letter.

9. The terms of the Hiland Holdings amended merger agreement, principally:

•	all of the outstanding common units not held by Harold Hamm, Continental Gas and the Hamm family trusts (and restricted common units held by officers and employees of Hiland Holdings) will be converted into the right to receive cash at $3.20 per common unit;

•	the requirement that the Hiland Holdings merger and Hiland Holdings amended merger agreement be approved by a vote of the holders of a majority of the Hiland Holdings common units held by Hiland Holdings public unitholders entitled to vote thereon voting as a class;

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•	the limited nature of the operational representations and warranties given by Hiland Holdings and the fact that the representations and warranties of Hiland Holdings do not survive the closing of the Hiland Holdings merger;

•	the inability of the HPGP Parent Parties to refuse to close the Hiland Holdings merger as the result of a failure of Hiland Operating to be in compliance with certain financial covenants of the Hiland Operating Credit Agreement;

•	the provision limiting the ability of the HPGP Parent Parties to close the Hiland Partners merger without closing the Hiland Holdings merger, unless the Hiland Holdings public unitholders fail to approve the Hiland Holdings merger and the Hiland Holdings amended merger agreement;

•	the absence of a financing condition to the HPGP Parent Parties’ obligation to consummate the transaction;

•	the provision allowing the Hiland Holdings Board of Directors or the Hiland Holdings Conflicts Committee to withdraw or change its recommendation of the Hiland Holdings amended merger agreement and the Hiland Holdings merger if it makes a good faith determination that a change or withdrawal would be in the best interests of the Hiland Holdings public unitholders, subject to providing the HPGP Parent Parties with advance notice; and

•	the provisions allowing for the Holdings Parties to participate in negotiations with a third party in response to an unsolicited alternative proposal which may, in certain circumstances, result in a superior proposal; and

•	the lack of a break-up fee for termination of the Hiland Holdings amended merger agreement in accordance with its terms, although Hiland Holdings may be liable to reimburse the expenses of the HPGP Parent Parties in certain limited circumstances if the Hiland Holdings amended merger agreement is terminated.

The Hiland Holdings Conflicts Committee considered the following factors to be generally negative or unfavorable in making its determination and recommendation:

1. The Hiland Holdings public unitholders will have no ongoing equity participation in Hiland Holdings following the Hiland Holdings merger, and such unitholders will cease to participate in Hiland Holdings’ future earnings or growth, if any, or benefit from increases, if any, in the value of Hiland Holdings’ common units and would not participate in any potential future sale of Hiland Holdings to a third party.

2. Given that Mr. Hamm (who together with Continental Gas and the Hamm family trusts own a 60.8% limited partner interest in Hiland Holdings) had publicly expressed an interest only in acquiring common units of the Hiland Companies and no interest in selling, or causing his affiliates to sell, interests in the Hiland Companies, it would be impracticable to sell the general partner of Hiland Partners or Hiland Partners without his approval. Therefore no attempt was made to contact, third parties that might otherwise consider an acquisition of Hiland Holdings. The Hiland Holdings Conflicts Committee recognized that it was possible (although did not consider it to be likely) that a sale process open to all possible bidders might result in a higher sale price than the cash consideration payable in the Hiland Holdings merger.

3. The Hiland Holdings amended merger agreement’s limitation on Hiland Holdings’ ability to solicit third party offers.

4. The possibility that the Hamm Continuing Investors could sell some or all of Hiland Holdings, as the surviving entity following the Hiland Holdings merger, or its assets to one or more purchasers at a valuation higher than that available in the Hiland Holdings merger.

The foregoing discussion of the information and factors considered by the Hiland Holdings Conflicts Committee is not intended to be exhaustive, but includes the material factors considered by the Hiland Holdings Conflicts Committee. In view of the variety of factors considered in connection with its evaluation of

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the Hiland Holdings merger, the Hiland Holdings Conflicts Committee did not find it practicable to, and did not, quantify or otherwise assign specific weights to the factors considered in reaching its determination and recommendation. In addition, each of the members of the Hiland Holdings Conflicts Committee may have given differing weights to different factors. On balance, the Hiland Holdings Conflicts Committee believed that the positive factors discussed above outweighed the negative factors discussed above. The Hiland Holdings Conflicts Committee expressly adopted the analyses of Barclays Capital and considered such analyses and opinion, among other factors considered, in reaching its determination as to the substantive fairness of the going private transactions contemplated by the Hiland Holdings amended merger agreement to the Hiland Holdings public unitholders.

The Hiland Holdings Conflicts Committee believes that sufficient procedural safeguards were and are present to ensure the fairness of the Hiland Holdings merger and to permit the Hiland Holdings Conflicts Committee to represent effectively the interests of the Hiland Holdings public unitholders, each of which the Hiland Holdings Conflicts Committee believes supports its decision and provides assurance of the fairness of the Hiland Holdings merger to the Hiland Holdings public unitholders. The Hiland Holdings Conflicts Committee determined that the Hiland Holdings merger was procedurally fair to the Hiland Holdings public unitholders and believes that the process it followed in making its determination and recommendation with respect to the Hiland Holdings amended merger agreement was fair for the reasons discussed in the joint definitive proxy statement.

The Hiland Holdings Conflicts Committee did not consider liquidation value or net book value in determining the fairness of the Hiland Holdings merger to the Hiland Holdings public unitholders for the reasons discussed in the joint definitive proxy statement.

The Hiland Holdings Conflicts Committee also did not consider the going concern value in determining the fairness of the Hiland Holdings merger to the Hiland Holdings public unitholders because of its belief, after consulting with its financial advisor, that going concern value does not present a meaningful valuation metric for Hiland Holdings, as (i) it would be difficult for Hiland Partners to maintain compliance with the leverage ratio covenant under the Hiland Operating Credit Agreement beyond 2009 since compliance beyond that date likely depended upon commodity prices exceeding current levels and a continued suspension of Hiland Partners distributions, and (ii) if a default occurred, the Hiland Companies could not continue operating without some sort of capital infusion or resolution of this default, and obtaining such a capital infusion or a waiver or amendment under the Hiland Operating Credit Agreement were not viable alternatives.

The Hiland Holdings Board of Directors

On November 3, 2009, the Hiland Holdings Board of Directors met to consider the report and recommendation of the Hiland Holdings Conflicts Committee related to the October 26 Revised Proposal. On the basis of the Hiland Holdings Conflicts Committee’s recommendation and the other factors described below, each of the six members of the Hiland Holdings Board of Directors participating in the meeting (1) determined that the Hiland Holdings amended merger agreement and the transactions contemplated by the Hiland Holdings amended merger agreement, including the Hiland Holdings merger, were advisable, fair to, and in the best interests of, Hiland Holdings and Hiland Holdings public unitholders and (2) recommended that the Hiland Holdings public unitholders vote to approve the Hiland Holdings amended merger agreement and the Hiland Holdings merger.

As was the case in connection with the Hiland Holdings Board of Directors’ consideration and vote on the original merger agreement, neither of Messrs. Hamm nor Reid participated in the Hiland Holdings Board of Directors’ consideration or vote on these matters.

Because Messrs. Hamm and Reid abstained from voting on the Hiland Holdings amended merger agreement and the Hiland Holdings merger, only four of the six non-employee members of the Hiland Holdings Board of Directors voted to approve the Hiland Holdings amended merger agreement and the Hiland Holdings merger.

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In determining that the Hiland Holdings amended merger agreement is advisable, fair to, and in the best interests of, Hiland Holdings and the Hiland Holdings public unitholders and approving the Hiland Holdings amended merger agreement and the transactions contemplated thereby, including the Hiland Holdings merger, and recommending that the Hiland Holdings public unitholders vote for the approval of the Hiland Holdings amended merger agreement and the Hiland Holdings merger, the Hiland Holdings Board of Directors considered a number of factors, including the following material factors:

•	the unanimous determination and recommendation of the Hiland Holdings Conflicts Committee;

•	the opinion of Barclays Capital delivered orally at the Hiland Holdings Conflicts Committee meeting and presented at the Hiland Holdings Board of Directors meeting on November 3, 2009, and subsequently confirmed in writing, that as of the date of the opinion, based upon and subject to the factors and assumptions set forth in the opinion, the Hiland Holdings merger consideration of $3.20 per common unit to be offered to the holders of common units of Hiland Holdings (other than the Hiland Holdings rollover common unitholders) pursuant to the Hiland Holdings merger was fair, from a financial point of view, to the Hiland Holdings public unitholders, as described in the opinion of Barclays Capital;

•	the financial presentation of Barclays Capital in connection with the foregoing opinion that was presented to the Hiland Holdings Board of Directors at the request of the Hiland Holdings Conflicts Committee;

•	the fact that the Hiland Holdings merger consideration and the other terms of the Hiland Holdings merger agreement resulted from negotiations between the Hiland Holdings Conflicts Committee and Mr. Hamm, and the Hiland Holdings Board of Directors’ belief that $3.20 in cash for each Hiland Holdings common unit represented the highest per common unit consideration that could be negotiated; and

•	The factors considered by the Hiland Holdings Conflicts Committee, including the positive factors and potential benefits of the Hiland Holdings amended merger agreement, the risks and potentially negative factors relating to the Hiland Holdings amended merger agreement, and the factors relating to procedural safeguards, each as described in “— The Hiland Holdings Conflicts Committee” above.

In doing so, the Hiland Holdings Board of Directors expressly adopted the analysis of the Hiland Holdings Conflicts Committee, which is discussed above.

The foregoing discussion of the information and factors considered by the Hiland Holdings Board of Directors includes the material factors considered by the Hiland Holdings Board of Directors. In view of the variety of factors considered in connection with its evaluation of the Hiland Holdings merger, the Hiland Holdings Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Hiland Holdings Board of Directors approved and recommends the Hiland Holdings amended merger agreement and the Hiland Holdings merger based upon the totality of the information presented to and considered by it.

The Hiland Holdings Board of Directors did not consider liquidation value or net book value in determining the fairness of the Hiland Holdings merger to the Hiland Holdings public unitholders for the reasons discussed in the joint definitive proxy statement.

The Hiland Holdings Board of Directors believes that the Hiland Holdings merger is procedurally fair for the reasons discussed in the joint definitive proxy statement.

Opinion of Financial Advisor of the Hiland Holdings Conflicts Committee

Pursuant to the authority granted by the Hiland Holdings Board of Directors, the Hiland Holdings Conflicts Committee selected Barclays Capital to act as financial advisor to the Hiland Holdings Conflicts Committee with respect to the proposed Hiland Holdings merger between HPGP Merger Sub and Hiland Holdings. The Hiland Holdings Conflicts Committee interviewed four potential financial advisors, including

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Barclays Capital. After due consideration, and after determining that Barclays Capital had no current or prior relationships that compromised its independence, the Hiland Holdings Conflicts Committee selected Barclays Capital as its financial advisor based on Barclays Capital’s expertise and extensive experience advising companies in the Hiland Companies’ industry and in advising special and conflicts committees in transactions similar to the one proposed by Mr. Hamm. On February 17, 2009, the general partner of Hiland Holdings executed an engagement letter with Barclays Capital to retain Barclays Capital as the financial advisor to the Hiland Holdings Conflicts Committee and on October 30, 2009, the engagement letter was amended, among other things, to provide for the fairness opinion related to Mr. Hamm’s revised offer of $3.20 per Hiland Holdings common unit. At the request of the Hiland Holdings Conflicts Committee, Barclays Capital prepared and updated several presentations to the Hiland Holdings Conflicts Committee over the course of its engagement. On November 3, 2009, Barclays Capital rendered its oral opinion (which was subsequently confirmed in writing) to the Hiland Holdings Conflicts Committee that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the revised consideration to be offered to the unitholders of Hiland Holdings, other than Mr. Hamm, Continental Gas and the Hamm family trusts, is fair, from a financial point of view, to such unitholders.

The full text of Barclays Capital’s written opinion, dated as of November 3, 2009, is attached as Annex D to this proxy supplement. Barclays Capital’s written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays Capital in rendering its opinion. You are encouraged to read the opinion carefully in its entirety. The following is a summary of Barclays Capital’s opinion and the methodology that Barclays Capital used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.

Barclays Capital’s opinion, the issuance of which was approved by Barclays Capital’s Fairness Opinion Committee, is addressed to the Hiland Holdings Conflicts Committee, addresses only the fairness, from a financial point of view, of the revised consideration to be received by the unitholders of Hiland Holdings, other than the Hamm Continuing Investors, and does not constitute a recommendation to any unitholder of Hiland Holdings as to how such unitholder should vote with respect to the proposed transaction or any other matter. The terms of the proposed transaction were determined through arm’s-length negotiations between the general partner of Hiland Holdings and Parent and were unanimously approved by the Hiland Holdings Board of Directors, with Messrs. Hamm and Reid abstaining. The merger consideration was determined through negotiations between the Hiland Holdings Conflicts Committee and Mr. Hamm and was recommended by the Hiland Holdings Conflicts Committee for approval by the Hiland Holdings Board of Directors and approved by the Hiland Holdings Board of Directors. Barclays Capital provided advice to the Hiland Holdings Conflicts Committee during these negotiations. Barclays Capital did not, however, recommend any specific form or amount of consideration to the Hiland Holdings Conflicts Committee or the general partner of Hiland Holdings or that any specific form or amount of consideration constituted the only appropriate consideration for the proposed transaction. Barclays Capital was not requested to address, and its opinion does not in any manner address, Hiland Holdings’ underlying business decision (i) to proceed with or effect the proposed transaction or (ii) with respect to the timing of entering into or consummating the proposed transaction. Further, Barclays Capital was not requested to opine as to, and its opinion does not in any manner address, the Hiland Partners merger. In addition, Barclays Capital expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the proposed transaction, or any class of such persons, relative to the consideration to be offered to the unitholders of Hiland Holdings other than the Hamm Continuing Investors in the proposed transaction. No limitations were imposed by the Hiland Holdings Conflicts Committee upon Barclays Capital with respect to the investigations made or procedures followed by it in rendering its opinion.

Barclays Capital understands, based on discussions with the management of Hiland Holdings and Hiland Partners, that Hiland Holdings derives all of its cash flows from its ownership of (i) common units and subordinated units in Hiland Partners, (ii) the general partner interest in Hiland Partners, and (iii) the associated incentive distribution rights, and as such, Barclays Capital’s analysis involved, in part, a review of Hiland Partners’ financial and operating information provided by the management of Hiland Partners.

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In arriving at its opinion, Barclays Capital, among other things, reviewed and analyzed:

•	the Hiland Holdings original merger agreement, dated as of June 1, 2009, as amended by Hiland Holdings Amendment No. 1, dated as of October 26, 2009, and a draft of Hiland Holdings Amendment No. 2, and the specific terms of the Hiland Holdings merger;

•	publicly available information concerning Hiland Holdings and Hiland Partners that Barclays Capital believed to be relevant to its analysis, including Hiland Holdings’ and Hiland Partners’ Annual Reports on Form 10-K for the fiscal year ended December 31, 2008 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2009 and June 30, 2009;

•	financial and operating information with respect to the business, operations and prospects of Hiland Partners, furnished by the management of Hiland Partners and updated for October 28, 2009 commodity pricing, including financial projections prepared by the management of Hiland Partners (the “Hiland Projections”), which October 23, 2009 projections are described in more detail under the heading “— Recent Developments — Updated Projected Financial Information — Projected Financial Data for Hiland Partners (Provided on October 23, 2009)” beginning on page 52;

•	financial and operating information with respect to the business, operations and prospects of Hiland Holdings, furnished by the management of Hiland Holdings and Hiland Partners, including financial projections prepared by the management of Hiland Holdings and Hiland Partners (the “Holdings Projections”), which projections were substantially derived from the Hiland Projections;

•	the trading histories of common units of Hiland Holdings and the common units of Hiland Partners from October 28, 2008 to October 29, 2009 and a comparison of those trading histories with those of other companies and publicly traded partnerships that Barclays Capital deemed relevant;

•	a comparison of the historical financial results and present financial condition of Hiland Holdings and Hiland Partners with those of other companies and publicly traded partnerships that Barclays Capital deemed relevant;

•	a comparison of the financial terms of the Hiland Holdings merger with the financial terms of certain other transactions that Barclays Capital deemed relevant;

•	the impact of varying commodity price and volume scenarios on Hiland Partners’ operating and financial prospects, including (i) assumptions used by Hiland Partners’ management, with commodity prices as quoted on the NYMEX on October 28, 2009 and (ii) selected commodity price and volume sensitivity cases, in both cases analyzing the resultant impact on Hiland Holdings and Hiland Partners;

•	Hiland Partners’ current liquidity position and its ability to meet its cash requirements, financial obligations and covenants contained in the Hiland Operating Credit Agreement;

•	the limited business and strategic alternatives available to Hiland Holdings and Hiland Partners, taking into consideration the challenging conditions for natural gas gathering and processing companies;

•	the limited financing or re-financing alternatives available to Hiland Holdings and Hiland Partners, the result of which may lead to the insolvency of Hiland Holdings and/or Hiland Partners;

•	the impact of Hiland Partners’ decision, announced on April 27, 2009, to suspend indefinitely its quarterly cash distributions, thereby reducing Hiland Holdings’ cash inflows to zero and resulting in arrearages which require Hiland Partners to first pay cumulative arrearage amounts to its common unitholders (including Hiland Holdings) before any cash distributions may be paid to Hiland Holdings with regard to its subordinated units or incentive distribution rights; and

•	the impact of Hiland Holdings’ decision, announced on April 27, 2009, to suspend indefinitely its quarterly cash distributions.

Barclays Capital had discussions with the management of Hiland Holdings and Hiland Partners concerning their respective businesses, operations, assets, liabilities, financial condition and prospects and has undertaken such other studies, analyses and investigations as deemed appropriate.

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In arriving at its opinion, Barclays Capital assumed and relied upon:

•	the accuracy and completeness of the financial and other information used by Barclays Capital without any independent verification of such information;

•	the assurances of management of Hiland Partners that they were not aware of any facts or circumstances that would make such information inaccurate or misleading;

•	with respect to the financial projections of Hiland Holdings and Hiland Partners, the assurance of Hiland Partners that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Hiland Partners as to Hiland Partners’ and Hiland Holdings’ future financial performance; and

•	the expectation that Hiland Partners and Hiland Holdings would perform substantially in accordance with such projections.

In addition, Barclays Capital assumed:

•	that the executed Hiland Holdings Amendment No. 2 would conform in all materials respects to the last draft of the amendment reviewed by Barclays Capital;

•	the accuracy of the representations and warranties contained in the Hiland Holdings amended merger agreement and all agreements related to the Hiland Holdings amended merger agreement;

•	that all material governmental, regulatory and third party approvals, consents and releases for the Hiland Holdings merger would be obtained within the constraints contemplated by the Hiland Holdings amended merger agreement; and

•	that the Hiland Holdings merger would be consummated in accordance with the terms of the Hiland Holdings amended merger agreement without waiver, modification or amendment of any material term, condition or agreement thereof.

In arriving at its opinion, Barclays Capital assumed no responsibility for and expressed no view as to any such projections or estimates or the assumptions on which they were based. In arriving at its opinion, Barclays Capital did not conduct a physical inspection of the properties and facilities of Hiland Partners and did not make or obtain any evaluations or appraisals of the assets or liabilities of Hiland Holdings and Hiland Partners. In addition, Barclays Capital was not authorized by Hiland Holdings to solicit, and did not solicit, any indications of interest from any third party with respect to the purchase of all or a part of Hiland Holdings, or Hiland Partners’ business. Barclays Capital’s opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, November 3, 2009. Barclays Capital assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after November 3, 2009.

In connection with rendering its opinion, Barclays Capital performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Barclays Capital did not ascribe a specific range of values to the Hiland Holdings units but rather made its determination as to fairness, from a financial point of view, to Hiland Holdings’ unitholders other than the Hamm Continuing Investors of the consideration to be offered to such unitholders in the proposed transaction on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.

In arriving at its opinion, Barclays Capital did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, Barclays Capital believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all

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analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.

The following is a summary of the material financial analyses used by Barclays Capital in preparing its opinion to the Hiland Holdings Conflicts Committee. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by Barclays Capital, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. In performing its analyses, Barclays Capital made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Hiland Holdings or any other parties to the proposed transaction. None of Hiland Partners, Hiland Holdings, Barclays Capital or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the businesses do not purport to be appraisals or reflect the prices at which the businesses may actually be sold.

Strategic Alternatives Analysis

As of October 28, 2009, according to the management of Hiland Partners, Hiland Partners’ leverage ratios for the first and second fiscal quarters of 2009 were in excess of the maximum permissible leverage ratio of 4.0x that would be in effect upon the “step-down” of the leverage ratio at the end of the fourth quarter of 2009. Based on management’s projections, absent paying down a sufficient level of indebtedness using proceeds from hedge monetizations or capital infusions, Hiland Partners is currently projecting to be in violation of the leverage ratio covenant as early as December 31, 2009. Due to these circumstances, Barclays Capital considered and evaluated various strategic alternatives with the goal of determining certain scenarios under which Hiland Partners and Hiland Holdings could continue to operate their respective businesses as going concern entities. Generally, Barclays Capital looked at strategic alternatives regarding (i) debt, (ii) equity, and (iii) mergers and acquisitions. The basis upon which Barclays Capital selected the various strategic alternatives was to identify possible alternatives which could potentially assist Hiland Partners and Hiland Holdings in meeting their present and future operating and financial objectives. In Barclays Capital’s judgment, the strategic alternatives evaluated as part of its analysis represented a comprehensive list of possible alternatives, not all of which were even viable at the time of its opinion for reasons further explained below. At the time of its opinion, Barclays Capital was not aware of any viable strategic alternatives that were not evaluated as part of its analysis. Below is a more detailed explanation of each alternative considered.

Debt Related Alternatives

Effective starting in the first quarter 2009, Hiland Partners elected to use the “step-up” provision in the Hiland Operating Credit Agreement related to the leverage ratio covenant. The step-up provision increased Hiland Partners’ permitted leverage ratio to allow for a maximum of 4.75x Debt/Trailing 12-Month EBITDA, versus the 4.0x Debt / Trailing 12-Month EBITDA otherwise required pursuant to the Hiland Operating Credit Agreement. This step-up provision expires beginning with the compliance requirements for the fourth quarter of 2009. Based on management’s projections, absent paying down a sufficient level of indebtedness using proceeds from hedge monetizations or capital infusions, Hiland Partners is currently projecting to be in violation of the leverage ratio covenant as early as December 31, 2009. Barclays Capital notes that the management case is based on current market-based prices for commodities, and as such, actual leverage ratio levels may be higher or lower than projected, depending on future commodity price fluctuations.

•	Credit Facility Amendment/Waiver/Status Quo -— At the time of Barclays Capital’s June 1, 2009 fairness opinion, management had indicated that Hiland Partners was likely to be in breach of the leverage ratio covenant under the Hiland Operating Credit Agreement as early as June 30, 2009. At that time, a credit facility amendment or covenant waiver represented the only likely actionable and possibly achievable debt related alternative although any such amendment or waiver would likely have involved increased interest pricing, an upfront fee, and a substantial equity contribution from Mr. Hamm in exchange for covenant relief. As of October 28, 2009, according to the management of Hiland Partners,

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Hiland Partners’ leverage ratios for the first and second fiscal quarters of 2009 were in excess of the maximum permissible leverage ratio of 4.0x that would be in effect upon the “step-down” of the leverage ratio at the end of the fourth quarter of 2009. However, effective starting in the first quarter 2009, Hiland Partners elected to use the “step up” provision in the Hiland Operating Credit Facility which permits a leverage ratio of 4.75x through the September 30, 2009 compliance period. Further, based on management’s projections, absent paying down a sufficient level of indebtedness using proceeds from hedge monetizations or capital infusions, Hiland Partners is currently projecting to be in violation of the leverage ratio covenant as early as December 31, 2009. While it is possible that Hiland Partners will be able to maintain compliance through maturity, Barclays Capital noted that compliance with the leverage ratio covenant beyond 2009 would be dependent, in part, upon paying down a sufficient level of indebtedness using proceeds from hedge monetizations or capital infusions and/or commodity prices exceeding current levels. As such, actual leverage ratios may be higher or lower than projected depending on future commodity price fluctuations. In connection with its analysis, Barclays Capital assumed that Hiland Partners would refinance the Hiland Operating Credit Agreement prior to maturity in order to have ongoing access to capital, and that pricing and terms of any new credit facility would be similar to current market precedents, which would be less attractive than the Hiland Operating Agreement.

•	New Bank Credit Facility — At the time of Mr. Hamm’s original offer, entering into a new credit facility would have posed several challenges to Hiland Partners. Although market conditions have improved since early 2009, market conditions at the time of the revised offer remained challenging. Attracting a sufficient lender group would likely not have been possible. Even in the case where Hiland Partners could have accessed the market, the cost would have been extremely expensive, both in terms of interest cost and upfront fees. Acknowledging the attractive pricing on the existing Hiland Operating Credit Agreement, entering into a new facility at current market levels would not be prudent. Given overall credit market conditions and the particulars around Hiland Partners and the state of its industry, Barclays Capital believed executing a new credit agreement would not have been a viable option.

•	High Yield Bond Issuance — A high-yield bond issuance could have potentially represented a way for Hiland Partners to access capital with less restrictive covenants than those contained in the Hiland Operating Credit Agreement. While the improving credit markets would indicate that Hiland Partners may be able to access this market, the cost would very likely be significantly above the current Hiland Operating Credit Agreement. Furthermore, the incurrence of additional debt at Hiland Partners would have required an amendment to the Hiland Operating Credit Agreement.

•	Mezzanine Financing — The mezzanine market, while similar in many respects to the high-yield market, is characterized by higher interest costs and restrictions on total transaction size. The market restrictions around total size would not have afforded Hiland Partners with enough proceeds to retire the Hiland Operating Credit Agreement. Like the high yield bond issuance, this alternative would have also required an amendment to the Hiland Operating Credit Agreement. Considering all of these factors, Barclays Capital believed that mezzanine financing was not a viable alternative for Hiland Partners.

•	Debt-for-Equity Exchange — A debt-for-equity exchange would have represented a de-levering transaction for Hiland Partners, as lenders would swap out debt for equity in Hiland Partners. Given the required amount of debt relief and current market capitalization of Hiland Partners, any debt-for-equity transaction would have resulted in significant dilution to current Hiland Partners unitholders. Furthermore, Barclays Capital believed that given the uncertainty around Hiland Partners and its industry, the lenders under the Hiland Operating Credit Agreement would have no interest in owning Hiland Partners equity. Barclays Capital also believed that this option was not an appropriate alternative for Hiland Partners.

•	Direct Debt Paydown by Harold Hamm — Barclays Capital also examined a direct equity injection by Mr. Hamm in order to retire a portion of the borrowings outstanding under the Hiland Operating Credit Agreement. While this option would have reduced leverage at no cost to Hiland Partners, the

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corresponding returns to Mr. Hamm were negative and Barclays Capital therefore did not believe that Mr. Hamm would support this option.

Equity Related Alternatives

Barclays Capital also examined certain equity related alternatives for Hiland Partners. An important factor that developed during the course of Barclays Capital’s analyses was Hiland Partners’ and Hiland Holdings’ announcement, on April 27, 2009, of the suspension of distributions, beginning with the first quarter distribution of 2009. As a result, Hiland Partners has been accruing arrearages on the common units, such that no distributions on the subordinated units or related to the incentive distribution rights are permitted until such time as the common unit arrearages are repaid in full.

•	Public Equity Issuance — Barclays Capital examined the potential for Hiland Partners to issue public equity and use the proceeds to repay bank debt and provide ongoing liquidity. Hiland Partners, due to its market capitalization, is no longer eligible to use a shelf registration statement. Therefore, Hiland Partners would be required to file a registration statement on Form S-1, which would entail a potentially lengthy SEC review. Furthermore, given the depressed trading level of Hiland Partners, any meaningful equity issuance would have been extremely dilutive to existing Hiland Partners unitholders. An equity issuance of this size would have created a situation whereby Hiland Partners would not have been able to make its minimum quarterly distribution (“MQD”) for some time and therefore Hiland Partners would accrue significant arrearages on the common units. Barclays Capital noted that any new common unit would be entitled to the full amount of accumulated arrearages, further delaying a return of Hiland Partners ability to pay the MQD. This alternative was likely not viable even prior to the suspension of distributions. Following the suspension of distributions, this option was even less viable.

•	Private Third-Party Investment — Similar to a public equity issuance, a private equity investment by a third party could provide proceeds to repay a portion of the debt outstanding under the Hiland Operating Credit Agreement and potentially provide covenant relief and ongoing liquidity. However, given Hiland Partners’ financial condition and outlook, Barclays Capital believed that attracting a private equity investment would likely not be possible given the significant returns required by private equity investors. Given Mr. Hamm’s controlling stake in the Hiland Companies, the likelihood of investor interest was very low. Any investment of this nature would have also limited Hiland Partners’ ability to pay its MQD by increasing the outstanding number of common units, and therefore would not have been a viable alternative.

•	Structured Equity Investment by Harold Hamm — An additional alternative that Barclays Capital analyzed involved a direct equity investment by Mr. Hamm. Barclays Capital envisioned that this investment would be structured with the goal of maintaining covenant compliance while avoiding arrearages on the common units. This equity security would receive distributions after Hiland Partners paid the MQD on all common units and subordinated units, and in that case, this security would receive 100% of the excess cash flow above the MQD on all common units and subordinated units until such time as the investment was repaid in full. Given the contemplated structure, this security would have effectively limited Hiland Partners’ and Hiland Holdings’ distributions to the MQD level for the foreseeable future. Barclays Capital believed that this could have been a viable alternative, but understands that Mr. Hamm considered this alternative and ultimately chose not to pursue it.

Mergers and Acquisitions Alternatives

In addition to the proposed transaction with Mr. Hamm, Barclays Capital evaluated several additional merger and acquisition-related alternatives.

•	Sale of Entire Entity — Barclays Capital analyzed a combined sale of both Hiland Partners and Hiland Holdings to third party acquirors. Barclays Capital analyzed potential transaction economics to prospective buyers and concluded that the implied economics did not support a transaction at or near the levels offered by Mr. Hamm. Additionally, at the time of his initial offer, Mr. Hamm stated that he was interested only in acquiring common units in the Hiland Companies and that he was not interested

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in selling (or causing his affiliates to sell) interests in Hiland Holdings or Hiland Partners, which would have likely deterred any potential acquirors. Management indicated that since Mr. Hamm’s original offer, there have been no credible offers or third party interest in pursuing an acquisition. Furthermore, Barclays Capital believed that this did not represent a viable alternative.

•	Selected Asset Sales — While the market for asset sales has improved since Mr. Hamm’s original offer, a sale of Hiland Partners’ assets remains unlikely. Buyers of gathering and processing assets are able to be very selective and those with access to capital are offering prices well below historical averages. Depending on the potential transaction price, asset sales may have had a dilutive effect on Hiland Partners’ credit statistics as calculated under the Hiland Operating Credit Agreement. Furthermore, Barclays Capital believed that this did not represent a viable alternative.

•	Sale/Leaseback Transaction — The nature of Hiland Partners’ assets are not ideal for a sale/leaseback structure. Additionally, the number of investors that typically participate in transactions of this type has decreased significantly during 2009. Furthermore, Barclays Capital believed that this did not represent a viable alternative.

•	Purchase of Hiland Holdings by Hiland Partners — A transaction whereby Hiland Partners would purchase all of the outstanding units of Hiland Holdings may have been possible, but such transaction would not have resolved the impending issues related to potential covenant violations under the Hiland Operating Credit Agreement. Furthermore, Barclays Capital believed that this did not represent a viable alternative.

Additionally, in considering these various strategic alternatives, Barclays Capital took into consideration: (i) the likelihood of transaction consummation, including cost and willingness of Hiland Partners and Hiland Holdings to participate; (ii) the marketplace availability and timing of each alternative, particularly in certain debt and equity alternatives; (iii) counterparty availability, willingness, and timing of each alternative, particularly in the mergers and acquisitions alternatives; (iv) the financial impact on Hiland Partners and Hiland Holdings; and (v) whether the alternatives would be sufficient to resolve Hiland Partners’ pending credit facility issues. In its analysis, Barclays Capital also considered the likelihood of Hiland Partners embarking on any given alternative; while the Hiland Holdings Conflicts Committee holds no specific authorization to pursue any of the alternatives, the Hiland Holdings Conflicts Committee and Barclays Capital determined that it was important to evaluate strategic alternatives which could potentially offer greater value to Hiland Holdings’ public unitholders. As noted above, Barclays Capital and the Hiland Holdings Conflicts Committee determined each of the alternatives considered were not feasible given the Hiland Companies’ financial condition and market factors.

Financial Case

Based on discussions with Hiland Partners’ and Hiland Holdings’ management, Barclays Capital analyzed one viable financial case in connection with its November 3, 2009 fairness opinion. Barclays Capital and the Hiland Holdings Conflicts Committee determined that the only current viable financial case for Hiland Partners involved continuing to attempt to maintain covenant compliance under the Hiland Operating Credit Agreement until maturity in May 2011, at which time Hiland Partners will have to renegotiate with lenders for a new credit facility. Under this financial case, Hiland Partners will not be able to pay distributions for the foreseeable future. Barclays Capital determined that the hypothetical status quo case analyzed previously in connection with its June 1, 2009 fairness opinion in which Hiland Partners continued to operate its business and pay distributions without regard to Hiland Operating Credit Agreement covenant compliance is not a viable case because such case would likely result in Hiland Partners being in violation of the Hiland Operating Credit Agreement. Similarly, Barclays Capital determined that the hypothetical private investment case in which Mr. Hamm or private investors would invest in the equity of Hiland Partners for the purpose of paying down debt outstanding under the Hiland Operating Credit Agreement to address potential covenant issues was also not a viable case for the reasons described in “— Equity Related Alternatives.” Barclays Capital assumed that Hiland Partners would be able to maintain covenant compliance throughout 2010 by paying down a sufficient level of indebtedness using proceeds from hedge monetizations or capital infusions, and that the

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refinancing of the Hiland Operating Credit Agreement in early 2011 would be at pricing and terms similar to current market precedents which are less attractive than the terms of the Hiland Operating Credit Agreement. In contrast, management assumed in its projections that the Hiland Operating Credit Agreement, including its current pricing and terms, continued throughout the projection period. Based on these assumptions, Barclays Capital did not analyze the financial case where Hiland Partners was immediately required to renegotiate its credit facility in order to be in compliance.

Operating Scenarios

Based on discussions with Hiland Partners’ and Hiland Holdings’ management, Barclays Capital analyzed three different operational scenarios, as described below:

•	Management Case: Moderate production volume decline in 2010, with a moderate production volume decline in 2011 and flat production volumes thereafter; projected NYMEX future pricing for crude oil, natural gas and NGLs.

•	Upside Case: Slight production volume decline in 2010, with a moderate production volume growth in 2011 and flat production volume thereafter; NYMEX future pricing through 2009; afterward, $100.00 per barrel of crude oil, $8.00 per million British Thermal Units for natural gas and 12-month historical NGLs to crude oil correlations for NGL prices.

•	Downside Case: Significant production decline in 2010, with a moderate production volume growth in 2011 and flat production volume thereafter; NYMEX future pricing for crude oil, natural gas and NGLs.

Cash distribution assumptions and growth capital expenditure assumptions vary with each alternative based on Hiland Partners’ ability to remain in compliance with its covenants under the Hiland Operating Credit Agreement.

Barclays Capital’s Summary Valuation Analysis

Hiland Holdings’ only assets are partnership interests, including incentive distribution rights, in Hiland Partners. Accordingly, Barclays Capital’s valuation of Hiland Holdings is highly dependent on the underlying prospects and performance of Hiland Partners. The economic assets owned by Hiland Holdings consist of: (i) 2,321,471 common units of Hiland Partners, (ii) 3,060,000 subordinated units of Hiland Partners, (iii) the 2% general partner interest in Hiland Partners, and (iv) the incentive distribution rights. Given the organizational and ownership structure of Hiland Holdings and Hiland Partners, any valuation of Hiland Holdings is highly dependent on the cash distributions received by Hiland Holdings from Hiland Partners. In any scenario where Hiland Partners reduces or suspends cash distributions, Hiland Holdings will receive reduced or no cash distributions. Further affecting the valuation of Hiland Holdings is Hiland Holdings’ ownership of both (i) the subordinated units of Hiland Partners, which do not receive distributions until the MQD and all arrearages have been paid to the common unitholders and (ii) the incentive distribution rights, which do not receive cash distributions unless the common unitholders are paid the MQD and all arrearages, the subordinated units have been paid the MQD and certain target distribution levels above the MQD are met. When Hiland Partners distributions are lowered below the MQD level, Hiland Holdings receives reduced cash distributions on its common units and general partner interest, and no cash distributions on the subordinated units and the incentive distribution rights. As noted above, on April 27, 2009, Hiland Partners and Hiland Holding announced that they each had suspended indefinitely their quarterly distributions.

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Following is a summary of per unit values for Hiland Holdings based on Barclays Capital’s different methodologies. Additional description of the valuation methodologies used by Barclays Capital can be found on the following pages.

	Implied Equity
Valuation Methodology	Value/HPGP Unit

Discounted Cash Flow Analysis
Upside Case	$3.83	-	$4.99
Management Case	$(0.07)	-	$(0.05)
Downside Case	$(0.32)	-	$(0.30)
Comparable Company Analysis	$1.81	-	$3.01
Net Asset Valuations
Comparable Asset Transactions	$1.96	-	$5.07
Discounted Cash Flow	$1.00	-	$5.07

In connection with its analyses, Barclays Capital examined the current and historical market trading prices of Hiland Holdings and Hiland Partners. However, Barclays Capital determined that historical market prices had limited utility in the Barclays Capital analyses because market prices existing at the time of its analyses had been impacted, in part, by (i) publicly-disclosed concerns about Hiland Partners’ and Hiland Holdings’ ability to pay future cash distributions; and (ii) the possible impact the merger proposals had on the market prices for Hiland Holdings and Hiland Partners units. Given the overall economic and industry conditions, as well as the challenges specific to the Hiland Companies, Barclays Capital concluded that historical trading prices were of limited utility in its analyses.

Discounted Cash Flow Analysis

In order to estimate the value of Hiland Holdings, Barclays Capital performed discounted cash flow analyses on Hiland Holdings assuming various operating scenarios. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

The discounted cash flow analysis was performed on the cash flows expected to be received by equity holders of Hiland Holdings and thus is necessarily based upon distributions received from Hiland Partners. In the management and downside operating scenarios, Barclays Capital assumed that given the high leverage under the Hiland Operating Credit Agreement, the lenders would not allow Hiland Partners to pay distributions until such time as Hiland Partners was in compliance with its credit facility covenants. In these cases, the only positive cash flows to the equity holders of Hiland Holdings are the receipt of accumulated arrearages, which receipt is not projected to occur for several years, depending on the scenario. In the upside case, due to Hiland Partners being in compliance with its credit facility covenants, the positive cash flows include both the receipt of accumulated arrearages and regular distributions.

The discounted cash flow analyses were performed using a “sum-of-the-parts” approach. Hiland Holdings has four separate possible cash flow streams: (i) cash distributions on its Hiland Partners common units; (ii) cash distributions on its subordinated units; (iii) cash distributions on the general partner interest and incentive distribution rights; and (iv) general and administrative (“G&A”) expenses at the Hiland Holdings level.

Barclays Capital performed a discounted cash flow analysis of the projected equity cash flow distributions of Hiland Holdings for the five fiscal years beginning January 1, 2010 and ending December 31, 2014. These projections, dated October 23, 2009 with updated pricing as of October 28, 2009, and disclosed beginning on

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page 51, were prepared by Hiland Partners management. Barclays Capital used the following discount rates as an estimate of the cost of equity:

•	Common Units: 17.5% - 22.5%

•	Subordinated Units: 20.0% - 25.0%

•	GP Cash Flows (including both the 2% general partner interest, the incentive distribution rights and

•	G&A expenses): 25.0% - 30.0%

Barclays Capital determined appropriate discount rate ranges after taking into account a variety of factors, including distribution yields, assumed growth rates and estimated long-term debt interest rates. However, Barclays Capital noted that, due to the suspension of the distributions at both Hiland Partners and Hiland Holdings, the equity securities of Hiland Partners and Hiland Holdings did not provide any distribution yield. Furthermore, given the challenges in the debt capital markets at the time of the analysis, any estimate of interest rates was purely hypothetical.

Barclays Capital used the perpetuity growth methodology in determining the terminal value in the discounted cash flows. This methodology is based on growing the projected cash flows using assumed growth rates, as opposed to using multiple ranges of some financial metric to determine terminal value. In calculating the terminal values, Barclays Capital used a perpetuity of projected equity cash flows and assumed growth rates of: (i) 0.0% - 1.0% for the common units and subordinated units; (ii) 0.0% - 2.0% for the G&A cash flows; and (iii) 0.0% - 5.0% for the general partner cash flows. The growth rates for the projected equity cash flows beyond 2014 were based on estimated growth rates for Hiland Partners.

After performing the discounted cash flows analysis related to the common units, subordinated units and general partner cash flows (including G&A expenses) of Hiland Partners, Barclays Capital multiplied the resulting valuation by the appropriate number of common units or subordinated units, as applicable, to determine the aggregate value of the common units and subordinated units of Hiland Partners held by Hiland Holdings. Barclays Capital then added the value of the general partner interest and incentive distribution rights and subtracted G&A expenses value to derive a total equity value for Hiland Holdings. This amount was then divided by the number of outstanding Hiland Holdings common units to result in a per common unit equity value of Hiland Holdings.

The table below shows the resulting valuations based on discounted cash flow analyses of equity distributions at Hiland Holdings. For further detail regarding the discounted cash flow analysis and resulting calculation of implied equity value ranges per unit, please see pages 25-27 of Barclays Capital’s presentation to the Hiland Holdings Conflicts Committee filed as Exhibit (c)(21) to the Schedule 13E-3 filed by Hiland Holdings on November 9, 2009.

Discounted Cash Flow Analysis (Equity Value/Hiland Holdings Unit)

Upside Case	$3.83	-	$4.99
Management Case	$(0.07)	-	$(0.05)
Downside Case	$(0.32)	-	$(0.30)

Publicly-Derived Valuations

In addition to the discounted cash flow analyses, Barclays Capital also performed a valuation based upon observations regarding comparable publicly traded MLPs and comparable publicly traded general partner holding companies (“GP Holdcos”).

Selected Comparable Company Analysis

Barclays Capital reviewed and compared specific financial and operating data relating to Hiland Holdings with selected companies that Barclays Capital, based on its experience in the midstream segment of the energy

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industry, deemed comparable to Hiland Holdings. The selected comparable companies (divided into “Selected GP Holdcos” and “Selected MLPs”) were:

Selected GP Holdcos

•	Alliance Holdings GP, L.P.

•	Atlas Pipeline Holdings, L.P.

•	Buckeye GP Holdings L.P.

•	Crosstex Energy Inc.

•	Energy Transfer Equity, L.P.

•	Enterprise GP Holdings L.P.

•	Inergy Holdings, L.P.

•	NuStar GP Holdings, LLC

•	Penn Virginia GP Holdings, L.P.

Selected MLPs

•	Atlas Pipeline Partners, L.P.

•	Copano Energy, L.L.C.

•	Crosstex Energy, L.P.

•	DCP Midstream Partners, L.P.

•	Eagle Rock Energy Partners, L.P.

•	MarkWest Energy Partners, L.P.

•	Regency Energy Partners LP

•	Targa Resources Partners LP

•	Williams Partners L.P.

The Selected GP Holdcos were selected by Barclays Capital because they are publicly traded general partners which for the purposes of analysis may be considered similar to Hiland Holdings due to organizational structure and broadly, due to the nature of the business of the underlying MLP. The Selected MLPs were selected because they are publicly traded partnerships with operations which for the purposes of analysis may be considered similar to those of Hiland Partners. However, because of the inherent differences between the business, operations and prospects of Hiland Holdings and Hiland Partners and those of the selected comparable companies, Barclays Capital believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Barclays Capital also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of Hiland Holdings, Hiland Partners and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. Barclays Capital calculated various multiples for the Selected GP Holdcos and used the multiples as a reference point to develop an indicative valuation for the 2% general partner interest and incentive distribution rights in Hiland Partners owned by Hiland Holdings. Given the suspension of distributions, utilizing distributable cash flow estimates results in a more meaningful result. For the Selected GP Holdcos, Barclays Capital utilized a range of distributable cash flow multiples (“DCF Multiples”), the estimates for which were based on publicly available Wall Street equity research. In determining appropriate DCF Multiples for the 2% general partner interest and incentive distribution rights, Barclays Capital calculated the implied value of the general partner interest of each Selected GP Holdco by first calculating the total enterprise value of each Selected GP Holdco, then subtracting the value of any limited partner interests owned by the Selected GP Holdco as well as any other business assets not specifically related to the general partner interest and incentive distribution rights of the underlying MLP. Barclays Capital used its judgment in determining which Selected GP Holdcos were most comparable to Hiland Holdings in terms of business mix and subsector participation. Currently, several of the Selected GP Holdcos are considered to be in financial

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distress. Barclays Capital analyzed the Selected GP Holdcos on an after-G&A basis, then valued Hiland Holdings’ negative G&A cash flow stream using the same multiple range. In determining appropriate DCF Multiples for the limited partner interest owned by Hiland Holdings, Barclays Capital analyzed the distributable cash flow yields of the Selected MLPs, again using its judgment in determining the most comparable companies to Hiland Partners and using estimates based on publicly available Wall Street equity research.

The results of this selected comparable company analysis are summarized below:

Selected GP Companies Statistics and Multiples
Implied GP Value as Multiple of:	Median	Mean	High	Low	Hiland Holdings

2010E Distributable Cash Flow (After G&A expenses)	12.2x	9.7x	15.7x	2.3x	8.1x

For further detail regarding the multiples of 2010E distributable cash flow (after G&A expenses) for each Selected GP Holdco, please see page 30 of Barclays Capital’s presentation to the Hiland Holdings Conflicts Committee filed as Exhibit (c)(21) to the Schedule 13E-3 filed by Hiland Holdings on November 9, 2009.

Selected MLP Companies Statistics and Multiples
Distributable Cash Flow Yield:	Median	Mean	High	Low	Hiland Partners

2010E Distributable Cash Flow	11.07%	16.65%	38.31%	9.16%	31.22%

For further detail regarding the multiples of 2010E distributable cash flow for each Selected MLP, please see page 29 of Barclays Capital’s presentation to the Hiland Holdings Conflicts Committee filed as Exhibit (c)(21) to the Schedule 13E-3 filed by Hiland Holdings on November 9, 2009.

For the selected comparable company analysis, Barclays Capital applied a multiple range of 3.0x — 5.0x to Hiland Holdings’ estimated 2010 distributable cash flow (before G&A expenses). This multiple range was selected by Barclays Capital after deliberation regarding the most comparable GP Holdco peers for Hiland Holdings. This resulted in a value for the general partner interest and incentive distribution rights of Hiland Partners held by Hiland Holdings. Barclays Capital applied the same multiple range to the G&A expenses. In determining the value of the common units and subordinated units of Hiland Partners owned by Hiland Holdings, Barclays Capital applied a range of yields, specifically 40%— 25%, to Hiland Partners’ estimated 2010 distributable cash flow per unit to derive a value per Hiland Partners common unit. Barclays Capital noted that due to the suspension of Hiland Partners’ distributions, any metric based on estimated 2010 distribution yield was not meaningful to the analysis. Barclays Capital applied a 50% discount to the Hiland Partners’ common unit value to estimate the value of a subordinated unit of Hiland Partners. This discount, while subjective, was based in part on Barclays Capital’s industry and market experience, investor knowledge and overall judgment. Barclays Capital multiplied the implied value of a common unit of Hiland Partners by the number of common units of Hiland Partners owned by Hiland Holdings and the implied value of a subordinated unit of Hiland Partners by the number of subordinated units of Hiland Partners owned by Hiland Holdings to result in the implied value of the Hiland Partners units owned by Hiland Holdings. Barclays Capital then added the values of (i) the general partner interest and incentive distribution rights, (ii) G&A expenses, and (iii) Hiland Partners interest, and next subtracted the net debt at Hiland Holdings to result in the implied equity value of Hiland Holdings. Barclays Capital then divided this value by the number of Hiland Holdings units outstanding to derive the implied equity value per Hiland Holdings common unit.

Barclays Capital noted that on the basis of the selected comparable company analysis, the transaction consideration of $3.20 per unit was above the range of implied values of $1.81 to $3.01 per unit.

Selected Comparable Transaction Analysis

While Barclays Capital performed a selected comparable transaction analysis in connection with its June 1, 2009 fairness opinion where it compared purchase prices and financial multiples from selected other transactions principally involving publicly traded MLPs and GP Holdcos to the financial results of the Hiland Companies, it also noted that such analysis was not particularly meaningful at that time in the context of

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considering the proposed transaction. Barclays Capital did not perform a similar selected comparable transaction analysis in connection with its November 3, 2009 fairness opinion because it deemed such precedent transaction analysis to be even more limited in the context of evaluating the October 26 Revised Proposal. The majority of the precedent transactions were consummated during different capital market and industry conditions than exist currently, and between parties with larger capitalizations and differing business prospects. Further, Barclays Capital concluded that such analysis was not useful in consideration of the October 26 Revised Proposal because of the further deterioration in the operating condition of the Hiland Companies and their limited capitalization, Mr. Hamm’s continued indication that he was interested only in acquiring common units in the Hiland Companies and not selling interests, and the lack of any indications of interest from any third parties since the public announcement of the January 15 Proposal.

Net Asset Valuation

Because of the significant disruption in the capital markets and the challenging environment for gathering and processing MLPs, Barclays Capital performed a net asset valuation of Hiland Partners and Hiland Holdings in order to derive a valuation based on the underlying business that is not dependent on cash distributions being paid. The net asset valuation consisted of two main components: (i) comparable gathering and processing asset transactions and (ii) a discounted cash flow analysis on the unlevered cash flows generated by Hiland Partners’ assets.

Comparable Asset Transactions Analysis

Barclays Capital reviewed and compared the purchase prices and financial multiples paid in selected other asset transactions that Barclays Capital, based on its experience with merger and acquisition transactions, deemed relevant. Barclays Capital chose such transactions based on, among other things, the similarity of the applicable target assets in the transactions to Hiland Holdings and Hiland Partners primarily with respect to nature of business. Below are the asset transactions Barclays Capital reviewed:

•	Crosstex Energy, L.P./Philip Morris Intl. Inc.

•	Kinder Morgan Energy Partners, L.P./Crosstex Energy, L.P.

•	Southcross Energy LLC/Crosstex Energy, L.P.

•	Spectra Energy Partners, LP/Atlas Pipeline Partners, L.P.

•	Eagle Rock Energy Partners, L.P./Millennium Midstream Partners, L.P.

•	Regency Energy Partners LP/Nexus Gas Holdings, LLC

•	Targa Resources Partners LP/Targa Resources, Inc.

•	Copano Energy, L.L.C./Cantera Natural Gas, LLC

•	Energy Transfer Partners, L.P./Canyon Gas Resources, LLC

•	Atlas Pipeline Partners, L.P./Anadarko Petroleum Corporation

•	Momentum Energy Group, Inc./DCP Midstream Partners, L.P.

•	Eagle Rock Energy Partners, L.P./Laser Midstream Energy, LP

•	Regency Energy Partners LP/TexStar Field Services, L.P.

•	Enterprise Products Partners L.P./Lewis Energy Group, L.P.

•	Crosstex Energy, L.P./Chief Holdings, LLC

•	Hiland Partners, LP/Enogex Gas Gathering, L.L.C.

•	Southern Union Company/Sid Richardson Energy Services Co.

•	Eagle Rock Energy Partners, L.P./ONEOK Texas Field Services L.P.

•	Crosstex Energy, L.P./El Paso Corporation

•	Targa Resources Partners LP/Dynegy Midstream Services L.P.

•	Copano Energy, L.L.C./ScissorTail Energy, LLC

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•	Atlas Pipeline Partners, L.P./Energy Transfer Partners, L.P.

•	Regency Gas Services L.L.C. / El Paso Corporation

•	MarkWest Energy Partners, L.P. / Pinnacle Natural Gas Company

•	Cantera Resources Inc. / CMS Field Services, Inc.

•	Enbridge Energy Partners, L.P. / Cantera Resources Inc.

•	West Texas Gas Inc. / Sago Energy, LLC

•	Targa Resources Inc. / Conoco Phillips Midstream

•	Atlas Pipeline Partners, L.P. / Spectrum Field Services Inc.

•	American Central Western Oklahoma Gas Company L.L.C./MarkWest Energy Partners, L.P.

•	Hicks, Muse, Tate & Furst Inc. / Regency Gas Services L.L.C.

•	Enbridge Energy Partners, L.P. / Shell Gas Transmission, LLC

•	Penn Virginia Resource Partners, L.P. / Cantera Resources Holdings LLC

•	XTO Energy Inc. / Antero Resources Corporation

•	ONEOK, Inc. / Northern Border Partners, L.P.

•	Martin Midstream Partners L.P. / Woodlawn Pipeline Company Inc.

•	Williams Partners L.P. / Williams Companies Inc.

•	Anadarko Petroleum Corporation / Western Gas Partners, LP

The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of Hiland Holdings and the companies included in the selected precedent transaction analysis. Accordingly, Barclays Capital believed that a purely quantitative selected precedent transaction analysis would not be particularly meaningful in the context of considering the proposed transaction. Barclays Capital therefore made qualitative judgments concerning differences between the characteristics of the selected precedent transactions and the proposed transaction which would affect the acquisition values of the selected target companies and Hiland Holdings. In particular, Barclays Capital noted that the majority of the precedent transactions were consummated in different capital market and industry conditions than at present.

For the selected asset transactions analysis, Barclays Capital applied a multiple range of 6.0x - 8.0x to Hiland Partners’ estimated 2010 EBITDA. This multiple range was selected by Barclays Capital based on recently observed transactions involving the acquisition of assets by various MLPs, generally in the midstream segment and particularly in the gathering & processing sub-segment. This resulted in a reference enterprise value range, from which was subtracted Hiland Partners’ net debt, resulting in a preliminary equity value for Hiland Partners. Based on the relative percentages of distributable cash flow attributable to the general partner and the limited partners of Hiland Partners as a whole, Barclays Capital multiplied the aggregate equity value by 90% to derive the value attributable to the limited partners and 10% to derive the value attributable to the general partner in Hiland Partners owned by Hiland Holdings. Based on Hiland Holdings’ ownership percentage of Hiland Partners’ total common and subordinated units outstanding, Barclays Capital calculated the value of the Hiland Partners common and subordinated units held by Hiland Holdings, then added the value for the general partner interest of Hiland Partners owned by Hiland Holdings to derive a value attributable to Hiland Holdings. From this value, Barclays Capital subtracted the value of the Hiland Holdings G&A expense, based on the same 6.0x - 8.0x multiple, as well as the net debt at Hiland Holdings to derive an implied equity value of Hiland Holdings. This value was then divided by the number of Hiland Holdings’ common units outstanding to derive the equity value per Hiland Holdings common unit.

Selected Asset Transactions

Enterprise Value as a Multiple of:	Median	Mean	High	Low

2010E EBITDA	9.0x	9.3x	15.4x	6.2x

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For further detail regarding the multiples of EBITDA for each selected asset transaction upon which Barclays Capital based its analysis, please see pages 32-34 of Barclays Capital’s presentation to the Hiland Holdings Conflicts Committee filed as Exhibit (c)(21) to the Schedule 13E-3 filed by Hiland Holdings on November 9, 2009.

Barclays noted that on the basis of the selected comparable asset transactions analysis, the transaction consideration of $3.20 per unit was within the range of implied values of $1.96 to $5.07 per unit.

Asset Discounted Cash Flow Analysis

Barclays Capital also performed an asset-based discounted cash flow analysis on Hiland Partners using the management case projections. This discounted cash flow analysis was performed on the unlevered cash flows generated by Hiland Partners’ assets for the five fiscal years beginning January 1, 2010 and ending December 31, 2014. Barclays Capital used discount rates of 12% to 14% as an estimate of the weighted average cost of capital.

In calculating the terminal values, Barclays Capital used a perpetuity of projected unlevered free cash flows and assumed growth rates of 1% to 3%. The growth rates for the projected unlevered free cash flows beyond 2014 were based on estimated growth rates for Hiland Partners’ assets.

After arriving at an equity valuation range for Hiland Partners, Barclays Capital then calculated the proportion of this value range attributable to the limited partners and the general partner based on distributable cash flow attributable to the limited partners and general partner of Hiland Partners. Barclays Capital then calculated the implied value of Hiland Holdings. Barclays Capital then subtracted the value of the general and administrative expenses and the net debt at Hiland Holdings to derive an equity valuation range for Hiland Holdings. For further detail regarding the asset discounted cash flow analysis and resulting calculation of implied equity value ranges per unit, please see page 38 of Barclays Capital’s presentation to the Hiland Holdings Conflicts Committee filed as Exhibit (c)(21) to the Schedule 13E-3 filed by Hiland Holdings on November 9, 2009.

Valuation Analysis — Discounted Cash Flow Sensitivity

	Management Case

Enterprise Value — Hiland Partners	$300.0	$450.0
Net Debt	241.7	241.7
Equity Value — Hiland Partners	$58.3	$208.3
Implied Equity Value of Hiland Holdings	$21.5	$109.6
Implied Equity Value Per Unit of Hiland Holdings	$1.00	$5.07

Barclays Capital noted that on the basis of the discounted cash flow analysis, the transaction consideration of $3.20 per unit was within the range of implied values of $1.00 to $5.07 per unit.

General

Barclays Capital is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The Hiland Holdings Conflicts Committee selected Barclays Capital because of its familiarity with Hiland Partners and Hiland Holdings and its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, as well as substantial experience in transactions comparable to the proposed transaction.

Barclays Capital is acting as financial advisor to the Hiland Holdings Conflicts Committee in connection with the proposed transaction. As compensation for its services in connection with the proposed transaction, Hiland Holdings paid Barclays Capital a retainer fee of $250,000 upon execution of Barclays Capital’s

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engagement letter with the general partner of Hiland Holdings and $1,000,000 upon the delivery of Barclays Capital’s original opinion dated June 1, 2009. In addition, Hiland Holdings paid Barclays Capital an additional fee of $500,000 upon the delivery of Barclays Capital’s second opinion dated November 3, 2009 related to Mr. Hamm’s revised offer and an additional advisory fee of $150,000 in cash based on the Hiland Holdings Conflicts Committee’s evaluation of the quality and quantity of the work performed. Hiland Holdings has agreed to reimburse Barclays for certain of its expenses and to indemnify Barclays Capital for certain liabilities that may arise out of its engagement. Barclays Capital has performed various investment banking and financial services for Hiland Partners, Hiland Holdings, their affiliates and Parent in the past, and may expect to perform such services in the future, and has received, and expects to receive, customary fees for such services. However, in the past two years, Barclays Capital has performed only limited services for Hiland Partners, Hiland Holdings and their affiliates, for which Barclays Capital received no compensation. Barclays Capital is a full service securities firm engaged in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of its business, Barclays Capital and affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of Hiland Partners, Hiland Holdings and their affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

Copies of the presentation materials presented by Barclays Capital to the Hiland Holdings Conflicts Committee in connection with the delivery of this opinion have been filed with the SEC as exhibits to the Schedule 13E-3 filed by Hiland Holdings.

Position of HPGP Schedule 13E-3 Filing Persons as to the Fairness of the Hiland Holdings Merger

Harold Hamm and the other HPGP Schedule 13E-3 Filing Persons (with the exception of Messrs. Griffin and Harrison, who express their views below) believe that the Hiland Holdings merger consideration, as increased in the Hiland Holdings amended merger agreement, is substantively fair to the Hiland Holdings public unitholders and that Hiland Holdings Amendment No. 2 is procedurally fair to those unitholders. The HPGP Schedule 13E-3 Filing Persons did not perform, or engage a financial advisor to perform, any financial analysis in connection with the Hiland Holdings merger agreement amendments for the purposes of assessing the fairness of the Hiland Holdings merger to the Hiland Holdings public unitholders. Each of Harold Hamm and the other HPGP Schedule 13E-3 Filing Persons (with the exception of Messrs. Griffin and Harrison) believe that the reasons described in the joint definitive proxy statement that lead them to conclude that the prior Hiland Holdings merger consideration of $2.40 per common unit to be, and related process was, substantively and procedurally, fair continue to remain applicable in light of the enhanced Hiland Holdings merger consideration of $3.20 per common unit. In addition, each of Harold Hamm and the other HPGP Schedule 13E-3 Filing Persons (with the exception of Messrs. Griffin and Harrison) took into consideration the following factors:

•	The $0.80 increase in cash consideration per common unit to be paid in the Hiland Holdings merger represents an increase of 33% from the previously agreed price of $2.40.

•	The increased consideration proposed to be paid to the Hiland Holdings public unitholders represents a 99% premium over the reported closing sale price of $1.61 per common unit of Hiland Holdings on May 29, 2009, the last trading day prior to the execution of the Hiland Holdings merger agreement and an 80% premium over the average closing sale price of $1.78 per common unit of Hiland Holdings over the 30-day period ending May 29, 2009.

•	The obligations of Parent and HPGP Merger Sub to consummate the Hiland Holdings merger continue not to be subject to any financing condition. Mr. Hamm has delivered to Parent the Hiland Holdings amended commitment letter, pursuant to which Mr. Hamm has committed to contribute an aggregate of approximately $28.2 million in cash to Parent, representing the Hiland Holdings merger consideration of approximately $27.1 million and estimated expenses of approximately $1.1 million, less the amount of cash, if any, contributed by the Hamm family trusts to Parent or HPGP Merger Sub that is available

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immediately prior to the closing of the Hiland Holdings merger. Pursuant to its terms, Hiland Holdings is a third-party beneficiary of the Hiland Holdings amended commitment letter.

•	The Hiland Holdings Conflicts Committee received an opinion from Barclays Capital in connection with the Hiland Holdings merger agreement amendments to the effect that, as of the date of the opinion and based upon and subject to the assumptions and limitations set forth therein, the cash merger consideration of $3.20 per common unit to be received by the holders of Hiland Holdings common units (other than the Hiland Holdings rollover common unitholders) pursuant to the Hiland Holdings amended merger agreement was fair, from a financial point of view, to the Hiland Holdings public unitholders. Barclays Capital’s opinion is attached to this proxy supplement as Annex D.

•	The Hiland Holdings amended merger agreement and the Hiland Holdings merger were approved unanimously by the Hiland Holdings Conflicts Committee, which determined that the Hiland Holdings amended merger agreement and the Hiland Holdings merger are advisable, fair to, and in the best interests of, the Hiland Holdings public unitholders. The Hiland Holdings amended merger agreement and the Hiland Holdings merger were also recommended to the Hiland Holdings public unitholders unanimously by the Hiland Holdings Conflicts Committee, which further recommended that the Hiland Holdings Board of Directors recommend approval of the Hiland Holdings amended merger agreement and the Hiland Holdings merger to the Hiland Holdings public unitholders.

The HPGP Schedule 13E-3 Filing Persons did not consider the net book value of Hiland Holdings common units for the reasons discussed in the definitive proxy statement.

Messrs. Griffin and Harrison believe that the Hiland Holdings merger, as amended, is both substantively and procedurally fair to the Hiland Holdings public unitholders based on the factors described in “— Recommendations of the Hiland Holdings Conflicts Committee and Hiland Holdings Board of Directors; Reasons for Recommending Approval of the Merger — The Hiland Holdings Board of Directors” beginning on page 34 of this proxy supplement and page 71 of the joint definitive proxy statement. In doing so, Messrs. Griffin and Harrison expressly adopted the analysis of the Hiland Holdings Conflicts Committee, which is discussed above.

Recent Developments

Updated Projected Financial Information

In connection with their ongoing review of the financial condition of the Hiland Companies and their consideration of the October 26 Revised Proposal, each of the Conflicts Committees and their respective financial advisors received certain projected financial information, the October Projections, which management updated to include the most recently available information on drilling activity and then-current forward commodity pricing.

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Management first provided the October Projections to the Conflicts Committees on October 23, 2009.

Projected Financial Data for Hiland Partners
(Provided on October 23, 2009)

	2009	2010	2011	2012	2013

Financial Data:
Commodity Pricing — Forward Pricing as of 10/23/09
Assumed NYMEX Gas Price(1)	$4.13	$6.11	$6.79	$7.00	$7.15
Assumed NYMEX Crude Oil Price	$58.85	$83.92	$87.03	$88.53	$89.85
Colorado Interstate Gas Transmission Co., Rocky Mountains Natural Gas Pipeline Basis Differential(1)	$(0.95)	$(0.51)	$(0.70)	$(2.44)	$(2.49)
Panhandle Eastern Pipe Line Co., Texas-Oklahoma Natural Gas Pipeline Basis Differential(1)	$(0.78)	$(0.37)	$(0.49)	$(1.34)	$(1.37)
CenterPoint Energy Gas Transmission Co., East Natural Gas Pipeline Basis Differential(1)	$(0.74)	$(0.34)	$(0.41)	$(1.27)	$(1.30)
Oneok Gas Transportation LLC, Oklahoma Natural Gas Pipeline Basis Differential(1)	$(0.73)	$(0.37)	$(0.49)	$(1.34)	$(1.37)
OPIS Conway NGL Simple Average(2)	$0.8961	$1.1778	$1.1888	$1.2619	$1.2807
OPIS Conway NGL Simple Average as a % of Assumed NYMEX Crude Oil	64.0%	58.9%	57.4%	59.9%	59.9%
OPIS Mont Belvieu NGL Simple Average(2)	$0.9630	$1.2295	$1.2533	$1.3656	$1.3860
OPIS Mont Belvieu NGL Simple Average as a % of Assumed NYMEX Crude Oil	68.7%	61.5%	60.5%	64.8%	64.8%
Inlet natural gas volumes (Mcf/d)	262,174	229,862	221,472	221,472	221,472
Revenues ($ in millions)	$234.3	$308.8	$317.4	$292.9	$298.0
Midstream purchases ($ in millions)	$143.2	$214.6	$225.3	$205.7	$209.7
Total segment margin ($ in millions)(3)	$91.0	$94.2	$92.1	$87.2	$88.3
EBITDA ($ in millions)(4)	$53.5	$58.3	$57.9	$55.5	$59.0
Distributable cash flow ($ in millions)(5)	$39.8	$42.3	$42.5	$40.6	$44.9
Maintenance capital expenditures ($ in millions)	$6.4	$8.0	$8.3	$8.7	$9.0
Growth capital expenditures ($ in millions)(6)	$23.2	$22.0	$21.7	$21.3	$21.0

(1)	In determining projected revenue and midstream purchases for 2009 through 2011, management used then-current estimated forward quotes for natural gas pipeline basis differentials. In determining projected revenue and midstream purchases for 2012 and 2013, natural gas pipeline basis differentials were based on their historical trailing 36-month average percentage of the NYMEX price.

(2)	NGL prices were based on forward quotes for 2009 through 2011 and the trailing 12-month historical correlations to crude oil as of September 30, 2009 for 2012 and 2013.

(3)	“Total Segment Margin,” a Non-GAAP financial measure, is defined as revenues less midstream purchases. Management views total segment margin as an important performance measure of the core profitability of Hiland Partners’ operations because it is directly related to Hiland Partners’ volumes and commodity price changes.

(4)	“EBITDA,” a Non-GAAP financial measure, is defined as net income (loss) plus interest expense, provisions for income taxes, depreciation, amortization and accretion expense, non-cash compensation expense, non-cash property impairments and non-cash gain (loss) on derivates. Management noted that if then-

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current forward quotes for 2012 NGL prices and natural gas pipeline basis differentials were used to forecast 2012 EBITDA, the resulting 2012 EBITDA would be $56.2 million. Also, management noted that for 2013, if then-current forward quotes for 2013 NGL prices and natural gas pipeline basis differentials were used to forecast 2013 EBITDA, the resulting 2013 EBITDA would be $59.0 million.

(5)	“Distributable Cash Flow,” a Non-GAAP financial measure, is defined as net income (loss) plus interest expense, provisions for income taxes, depreciation, amortization and accretion expense, non-cash compensation expense, non-cash property impairments and non-cash gain (loss) on derivates less cash interest expense and maintenance capital expenditures.

(6)	For 2010, approximately $16.9 million of growth capital expenditures are unidentified.

As with the previous projections, management also included in its projections a calculation of the leverage ratio under the Hiland Operating Credit Agreement based upon the updated projected financial information. Management’s calculations showed that, assuming no distributions were made to Hiland Partners’ unitholders, Hiland Partners’ leverage ratio would be 4.21x at the end of the fourth quarter of 2009, in excess of the then maximum permissible leverage ratio of 4.0x under the Hiland Operating Credit Agreement. Based on these updated projections, management estimated that at least $12 million of equity would need to be infused into Hiland Partners by December 31, 2009 to be in compliance with the leverage ratio covenant.

Projections of this type are based on estimates and assumptions that are subject to significant uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the Hiland Companies’ control. They are, in general, prepared solely for internal use in assessing strategic direction, related capital and resource needs and allocations and other management decisions.

Since the projections cover multiple years, such information by its nature becomes less reliable with each successive year. Consequently, there can be no assurance that the underlying assumptions will prove to be accurate, that the projected results will be realized or that actual results will not be significantly different than projected. These projections were prepared solely for internal use and not for publication or with a view of complying with the published guidelines of the SEC regarding projections or with guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The projected financial data set forth above is included in this proxy supplement only because such projected financial information was provided to the Conflicts Committees and, through Harold Hamm, to the Hamm Continuing Investors and their financial advisors. The merger agreements include no representations by either of the Hiland Companies, their management or the Hamm Continuing Investors as to this projected financial information. In light of the uncertainties inherent in projections of this type, neither the Hiland Companies nor the Hamm Continuing Investors or any other person has expressed any opinion or assurance on this information or its achievability. None of the projections reflect any impact of the mergers.

In addition to the assumptions regarding inlet natural gas volumes, commodity prices and capital expenditures summarized above, management’s projections are subject to the following additional important assumptions:

•	That the Hiland Operating Credit Agreement is not amended and that any breach of the Hiland Operating Credit Agreement by Hiland Partners is waived by its lenders at no cost;

•	Hiland Partners’ then current commodity hedge portfolio, with anticipated hedge income being calculated based on the assumed commodity pricing;

•	Hiland Partners’ then current contract portfolio by gathering system;

•	Operating and general and administrative expenses are escalated at 3.0% annually;

•	Budgeted growth and maintenance capital expenditures for 2009, including the construction of the North Dakota Bakken natural gas gathering system, which was placed in-service in the second quarter of 2009;

•	Unidentified growth capital expenditures in years 2010 through 2013 with an EBITDA contribution based on a six times multiple. This EBITDA is realized one year following the incurrence of the unidentified growth capital expenditure;

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•	Increasing maintenance capital expenditures in years 2010 through 2013 to reflect a larger asset base;

•	The loss of the Badlands Gathering System cost recovery fee in late 2011 due to cumulative throughput volumes on the Badlands system being greater than 36 Bcf, which is in accordance with the contract governing the Badlands Gathering System;

•	No non-cash realized gain or loss on derivatives, non-cash unit based compensation expenses or asset impairment expenses during the projection periods; and

•	No distributions paid to Hiland Partners unitholders throughout the forecast period.

Litigation Update

As disclosed in the joint definitive proxy statement, on June 25, 2009, certain of the individual defendants moved to dismiss the allegations that were then-pending in Pasternack and Jones lawsuits brought in connection with the mergers, and the Hiland Companies and certain other defendants subsequently joined in that motion. On August 13, 2009, the Hiland Companies and certain individual defendants moved to dismiss the claims added in the July 31, 2009 Amended Class Action Complaint. On September 4, 2009, the plaintiffs filed a motion to expedite the proceedings. On September 9, 2009, the Delaware Chancery Court requested that the defendants file a response to plaintiffs’ motion that same day and set a hearing on plaintiffs’ motion for September 11, 2009. Defendants responded to plaintiffs’ motion as ordered by the Delaware Chancery Court. On September 11, 2009, the Delaware Chancery Court denied plaintiffs’ motion to expedite the proceedings.

For additional information about the Pasternack and Jones lawsuits and additional litigation related to the mergers, please see “Certain Legal Matters — Certain Litigation” in the joint definitive proxy statement.

Update to Effects of the Mergers

The following updates certain information contained in “Special Factors — Effects of the Mergers” of the joint definitive proxy statement.

Effect on Interests of HLND Schedule 13E-3 Filing Persons in Hiland Partners’ Net Book Value and Net Earnings

If the Hiland Partners merger is completed, the Hiland Partners public unitholders will have no interests in Hiland Partners’ net book value or net earnings after the Hiland Partners merger. The table below sets forth the interest of each of the HLND Schedule 13E-3 Filing Persons in Hiland Partners’ net book value and net earnings prior to and immediately following the Hiland Partners merger, based on Hiland Partners’ net book value as of September 30, 2009, and the net income of Hiland Partners for the nine months ended September 30, 2009.

	Ownership Prior to the Mergers(1)				Ownership After the Mergers(2)
	Net Book Value		Earnings		Net Book Value		Earnings
	$ in		$ in		$ in		$ in
Name of Beneficial Owner	thousands	%	thousands	%	thousands	%	thousands	%

Hiland Holdings GP, LP(3)	58,492	58.3	(13,659)	58.3	58,492	58.3	(13,659)	58.3
Harold Hamm(4)(5)	—	*	—	*	24,638	24.6	(5,753)	24.6
HH GP Holding, LLC(5)	—	*	—	*	24,638	24.6	(5,753)	24.6
Harold Hamm DST Trust	—	*	—	*	10,267	10.2	(2,398)	10.2
Harold Hamm HJ Trust	—	*	—	*	6,850	6.8	(1,599)	6.8
Bert Mackie(6)	—	*	—	*	17,117	17.1	(3,997)	17.1
Joseph L. Griffin	45	*	(11)	*	—	*	—	*
Matthew S. Harrison	26	*	(6)	*	—	*	—	*
HLND MergerCo, LLC	—	*	—	*	—	*	—	*
Hiland Partners GP, LLC(7)	2,005	2.0	(468)	2.0	2,005	2.0	(468)	2.0
Hiland Partners GP Holdings, LLC(5)	—	*	—	*	—	*	—	*

*	Less than one percent

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(1)	Based upon ownership of the common units, subordinated units and general partner units of Hiland Partners as of October 30, 2009, Hiland Partners’ net book value as of September 30, 2009, and net income of Hiland Partners for the nine months ended September 30, 2009.

(2)	Based upon the agreed upon equity investments and expected ownership of common units in the surviving entity after the Hiland Partners merger and Hiland Partners’ net book value as of September 30, 2009, and net income of Hiland Partners for the nine months ended September 30, 2009.

(3)	Includes the 2% economic interest represented by the 191,008 general partner units owned by Hiland Partners GP, LLC, a wholly-owned subsidiary of Hiland Holdings GP, LP.

(4)	Includes interests attributable to HH GP Holdings, LLC, which is wholly-owned by Mr. Hamm.

(5)	Does not include any interests that may be attributable to such person through Hiland Holdings GP, LP. Mr. Hamm directly owns 100% of HH GP Holding, LLC, which directly owns 100% of Hiland Partners GP Holdings, LLC, the general partner of Hiland Holdings GP, LP. Accordingly, Mr. Hamm is deemed to be the beneficial owner of the 2,321,471 common units and 3,060,000 subordinated units held by Hiland Holdings GP, LP.

(6)	Includes interests held by the Harold Hamm DST Trust and the Harold Hamm HJ Trust. As trustee of each of the Hamm family trusts, Mr. Mackie is deemed to have sole voting and dispositive power of the common units held by the trusts.

(7)	Includes the 2% economic interest represented by the 191,008 general partner units owned by Hiland Partners GP, LLC.

Effect on Interests of HPGP Schedule 13E-3 Filing Persons in Hiland Holdings’ Net Book Value and Net Earnings

If the Hiland Holdings merger is completed, the Hiland Holdings public unitholders will have no interests in Hiland Holdings’ net book value or net earnings after the Hiland Holdings merger. The table below sets forth the interest of each of the HPGP Schedule 13E-3 Filing Persons in Hiland Holdings’ net book value and net earnings prior to and immediately following the Hiland Holdings merger, based on Hiland Holdings’ net book value as of September 30, 2009, and net income of Hiland Holdings for the nine months ended September 30, 2009.

	Ownership Prior to the Mergers(1)				Ownership After the Mergers(2)
	Net Book Value		Earnings		Net Book Value		Earnings
	$ in		$ in		$ in		$ in
Name of Beneficial Owner	thousands	%	thousands	%	thousands	%	thousands	%

Harold Hamm(3)	41,397	39.5	(10,900)	39.5	65,620	62.7	(17,277)	62.7
Continental Gas Holdings, Inc.	41,108	39.3	(10,824)	39.3	41,108	39.3	(10,824)	39.3
HH GP Holding, LLC	—	*	—	*	24,222	23.1	(6,378)	23.1
Harold Hamm DST Trust(4)	13,357	12.8	(3,517)	12.8	23,451	22.4	(6,175)	22.4
Harold Hamm HJ Trust(4)	8,925	8.5	(2,350)	8.5	15,659	15.0	(4,123)	15.0
Bert Mackie(5)	22,282	21.3	(5,867)	21.3	39,110	37.3	(10,298)	37.3
Joseph L. Griffin	—	*	—	*	—	*	—	*
Matthew S. Harrison	—	*	—	*	—	*	—	*
HPGP MergerCo, LLC	—	*	—	*	—	*	—	*
Hiland Partners GP Holdings, LLC	—	*	—	*	—	*	—	*

(1)	Based upon ownership of common units of Hiland Holdings as of October 30, 2009 and Hiland Holdings’ net book value as of September 30, 2009, and net income of Hiland Holdings for the nine months ended September 30, 2009.

(2)	Based upon the agreed equity investments and expected ownership of common units in the surviving entity after the Hiland Holdings merger and Hiland Holdings’ net book value as of September 30, 2009, and net income of Hiland Holdings for the nine months ended September 30, 2009.

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(3)	Includes all interests attributable to HH GP Holding, LLC, which is wholly-owned by Mr. Hamm, and Continental Gas Holdings, Inc. Mr. Hamm, the Harold Hamm DST Trust and the Harold Hamm HJ Trust have a 90.7%, 5.6% and a 3.7% ownership interest, respectively, in Continental Gas Holdings, Inc.

(4)	Does not include any interest attributable to Continental Gas Holdings, Inc. Harold Hamm, the Harold Hamm DST Trust and the Harold Hamm HJ Trust have a 90.7%, 5.6% and a 3.7% ownership interest, respectively, in Continental Gas Holdings, Inc.

(5)	Includes interests held by the Harold Hamm DST Trust and the Harold Hamm HJ Trust. As trustee of each of the Hamm family trusts, Mr. Mackie is deemed to have sole voting and dispositive power of the common units held by the trusts.

Updates to Interests of Certain Persons in the Mergers

The following updates certain information contained in “Special Factors — Interests of Certain Persons in the Mergers” of the joint definitive proxy statement.

Hiland Partners Merger

Harold Hamm and the other Hamm Continuing Investors

In connection with Hiland Partners Amendment No. 2, Harold Hamm, Hiland Partners’ Chairman, entered into an amendment to the Hiland Partners commitment letter, pursuant to which Mr. Hamm agreed to contribute approximately $41.3 million in cash (compared to $32.0 million in the original commitment letter) to Parent to fund the Hiland Partners merger consideration and estimated expenses, less the amount of cash, if any, contributed by the Hamm family trusts to Parent or HLND Merger Sub. According to the Schedule 13D amendment filed by Mr. Hamm, the Hamm family trusts and other group members on November 4, 2009, Mr. Hamm and the Hamm family trusts have agreed in principle for the Hamm family trusts to contribute an aggregate of approximately $16.3 million to fund the Hiland Partners merger.

Based on the cash purchase price of $10.00 per common unit, the aggregate value of the continued holding of the Hiland Partners common units by Hiland Holdings is approximately $23.2 million as compared to $18.0 million based on the original $7.75 purchase price per common unit.

Equity Interests in Hiland Partners

The following table sets forth the current beneficial ownership of Mr. Hamm, the other Hamm Continuing Investors, their respective affiliates and the directors and officers of Hiland Partners in the equity of Hiland Partners as of the date of this proxy supplement and the total cash to be received in the Hiland Partners merger.

Equity Interests of Hamm Continuing Investors, Directors and Officers in Hiland Partners (1)

		Common Units		Restricted Units		Phantom Units		Unit Options		Conflicts	Total Cash
			Cashed		Cashed		Cashed		Cashed	Committee	Received in
Name	Position	Owned	Out	Owned	Out	Owned	Out	Owned	Out	Compensation	Merger

Harold Hamm(2)	Chairman	2,321,471	—	—	—	—	—	—	—	$—	$—
Joseph L. Griffin	Director, Chief Executive Officer	4,307	4,307	—	—	5,000	—	—	—	$—	$43,070
Matthew S. Harrison	Director, Chief Financial Officer	2,500	2,500	—	—	5,000	—	—	—	$—	$25,000
Edward D. Doherty	Director	3,500	3,500	1,500	1,500	—	—	—	—	$—	$50,000
Michael L. Greenwood	Director	11,791	11,791	1,500	1,500	—	—	—	—	$—	$132,910
John T. McNabb, II	Director	2,250	2,250	1,750	1,750	—	—	—	—	$30,000	$70,000
Shelby E. Odell	Director	13,500	13,500	1,500	1,500	—	—	—	—	$30,000	$180,000
Rayford T. Reid	Director	10,318	10,318	1,500	1,500	—	—	—	—	$—	$118,180
Dr. David L. Boren(3)	Director	1,250	1,250	—	—	—	—	—	—	$—	$12,500
Kent C. Christopherson	Chief Operating Officer	1,494	1,494	—	—	5,625	—	—	—	$—	$14,940
Robert W. Shain(4)	Chief Commercial Officer	3,832	3,832	—	—	—	—	15,000	—	$—	$38,320

(1)	Does not include subordinated units, incentive distribution rights, or general partner interest, each of which are owned directly or indirectly by Hiland Holdings and beneficially owned by Mr. Hamm and will not receive any consideration in the Hiland Partners merger.

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(2)	Represents common units held by Hiland Holdings. Mr. Hamm indirectly owns 100% of Hiland Partners GP Holdings, LLC, the general partner of Hiland Holdings GP, LP. Accordingly, Mr. Hamm is deemed to be the beneficial owner of the 2,321,471 Hiland Partners common units and 3,060,000 Hiland Partners subordinated units held by Hiland Holdings GP, LP.

(3)	Dr. Boren resigned from the Hiland Partners Board of Directors on March 13, 2009.

(4)	Mr. Shain resigned from his position as Chief Commercial Officer of each of the Hiland Companies effective March 31, 2009.

Hiland Holdings Merger

Harold Hamm and the other Hamm Continuing Investors

In connection with Hiland Holdings Amendment No. 2, Harold Hamm, Hiland Holdings’ Chairman, entered into an amendment to the Hiland Holdings commitment letter, pursuant to which Mr. Hamm agreed to contribute $28.2 million in cash (compared to $21.2 million in the original commitment letter) to Parent to fund the Hiland Holdings merger consideration and estimated expenses, less the amount of cash, if any, contributed by the Hamm family trusts to Parent or HPGP Merger Sub. According to the Schedule 13D amendment filed by Mr. Hamm, the Hamm family trusts and other group members on November 4, 2009, Mr. Hamm and the Hamm family trusts have agreed in principle for the Hamm family trusts to contribute an aggregate of approximately $11.1 million to fund the Hiland Holdings merger.

Based on the cash purchase price of $3.20 per common unit, the aggregate value of the continued holding of the Hiland Holdings common units by Mr. Hamm, Continental Gas and the Hamm family trusts is approximately $42.0 million as compared to $31.5 million based on the original $2.40 purchase price per common unit.

Equity Interests in Hiland Holdings

The following table sets forth the current beneficial ownership of Mr. Hamm, the other Hamm Continuing Investors, their respective affiliates and the directors and officers of Hiland Holdings in the equity of Hiland Holdings as of the date of this proxy supplement and the total cash to be received in the Hiland Holdings merger.

Equity Interests of Hamm Continuing Investors, Directors and Officers in Hiland Holdings

		Common Units		Restricted Units		Phantom Units		Unit Options		Conflicts	Total Cash
			Cashed		Cashed		Cashed		Cashed	Committee	Received in
Name	Position	Owned	Out	Owned	Out	Owned	Out	Owned	Out	Compensation	Merger

Harold Hamm(1)	Chairman	8,540,950	—	—	—	—	—	—	—	$—	$—
Bert Mackie, as trustee of the Trusts	N/A	4,597,102	—	—	—	—	—	—	—	$—	$—
Joseph L. Griffin	Director, Chief Executive Officer	—	—	—	—	—	—	—	—	$—	$—
Matthew S. Harrison	Director, Chief Financial Officer	—	—	—	—	—	—	—	—	$—	$—
Edward D. Doherty	Director	2,750	2,750	1,750	1,750	—	—	—	—	$—	$14,400
Dr. Cheryl L. Evans	Director	2,750	2,750	1,750	1,750	—	—	—	—	$30,000	$44,400
Michael L. Greenwood	Director	2,250	2,250	1,750	1,750	—	—	—	—	$—	$12,800
Dr. Bobby B. Lyle	Director	61,154	61,154	1,750	1,750	—	—	—	—	$30,000	$231,293
Shelby E. Odell(2)	Director	7,250	7,250	1,750	1,750	—	—	—	—	$—	$28,800
Rayford T. Reid	Director	27,250	27,250	1,750	1,750	—	—	—	—	$—	$92,800
Kent C. Christopherson	Chief Operating Officer	—	—	—	—	—	—	—	—	$—	$—
Robert W. Shain(3)	Chief Commercial Officer	—	—	—	—	—	—	—	—	$—	$—

(1)	Mr. Hamm owns approximately 90.7% of Continental Gas. Accordingly, Mr. Hamm is deemed to be the beneficial owner of the 8,481,350 Hiland Holdings common units held by Continental Gas.

(2)	Mr. Odell resigned from the Hiland Holdings Board of Directors effective January 21, 2009.

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(3)	Mr. Shain resigned from his position as Chief Commercial Officer of each of the Hiland Companies effective March 31, 2009.

Financing of the Mergers

The total amount of funds necessary to consummate both the Hiland Partners merger and the Hiland Holdings merger and the related transactions is anticipated to be approximately $69.5 million. This amount will be funded entirely in cash contributed by Mr. Hamm and the Hamm family trusts to Parent and the applicable Merger Sub.

Mr. Hamm has delivered to Parent an amendment to the Hiland Partners commitment letter, pursuant to which Mr. Hamm has committed to contribute an aggregate of approximately $41.3 million in cash to Parent, representing the Hiland Partners merger consideration of approximately $39.9 million contemplated in Hiland Partners Amendment No. 2 and estimated expenses of approximately $1.4 million, less the amount of cash, if any, contributed by the Hamm family trusts to Parent or HLND Merger Sub that is available immediately prior to the closing of the Hiland Partners merger. According to the Schedule 13D amendment filed by Mr. Hamm, the Hamm family trusts and other group members on November 4, 2009, the Hamm family trusts have agreed in principle with Mr. Hamm to contribute approximately $16.3 million to HLND Merger Sub, which would reduce Mr. Hamm’s funding obligation to approximately $25.0 million.

Mr. Hamm has delivered to Parent an amendment to the Hiland Holdings commitment letter, pursuant to which Mr. Hamm has committed to contribute an aggregate of approximately $28.2 million in cash to Parent, representing the Hiland Holdings merger consideration of approximately $27.2 million contemplated in Hiland Holdings Amendment No. 2 and estimated expenses of approximately $1.1 million, less the amount of cash, if any, contributed by the Hamm family trusts to Parent or HPGP Merger Sub that is available immediately prior to the closing of the Hiland Holdings merger. According to the Schedule 13D amendment filed by Mr. Hamm, the Hamm family trusts and other group members on November 4, 2009, the Hamm family trusts have agreed in principle with Mr. Hamm to contribute approximately $11.1 million to HPGP Merger Sub, which would reduce Mr. Hamm’s funding obligation to approximately $17.1 million.

There is no financing condition to the obligations of Mr. Hamm to fund the amounts under either amended commitment letter. In addition, Hiland Partners is a third-party beneficiary under the Hiland Partners amended commitment letter, and Hiland Holdings is a third-party beneficiary under the Hiland Holdings amended commitment letter. There is no alternative financing plan.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This proxy supplement, including information set forth or incorporated by reference in this document, contains statements that constitute forward-looking information, including disclosures relating to the mergers, projected financial information, valuation information, possible outcomes from strategic alternatives other than the mergers, the expected amounts, timing and availability of financing, availability under credit facilities, levels of capital expenditures, sources of funds, and funding requirements, among others. You are cautioned that such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties and that actual results or developments may differ materially from the forward-looking statements as a result of various factors. Factors that may cause such differences to occur include, but are not limited to:

•	with respect to the mergers: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreements or the failure of required conditions to close the mergers; (2) the outcome of any legal proceedings that have been or may be instituted against Hiland Partners and/or Hiland Holdings and others; (3) the inability to obtain unitholder approval or the failure to satisfy other conditions to completion of the mergers, including the receipt of certain regulatory approvals; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the mergers; (5) the performance of Parent, Merger Subs and the Hamm Continuing Investors and (6) the amount of the costs, fees, expenses and charges related to the mergers;

•	any of the assumptions underlying the Hiland Companies’ projected financial information proving to be inaccurate;

•	the ability of the Hiland Companies to comply with certain covenants in their respective credit facilities, including under the Hiland Operating Credit Agreement;

•	the ability of the Hiland Companies to pay distributions to their respective unitholders;

•	Hiland Partners’ cash flow is affected by the volatility of natural gas and NGL product prices, which could adversely affect Hiland Partners’ ability to make distributions to its unitholders, including Hiland Holdings;

•	Hiland Holdings’ expected receipt of distributions from Hiland Partners;

•	Hiland Partners’ continued ability to find and contract for new sources of natural gas supply;

•	the general economic conditions in the United States of America as well as the general economic conditions and currencies in foreign countries;

•	the amount of natural gas gathered on Hiland Partners’ gathering systems and the associated level of throughput in Hiland Partners’ natural gas processing and treating facilities, given the recent reduction in drilling activity in our areas of operations;

•	the fees Hiland Partners charges and the margins realized for its services;

•	the prices and market demand for, and the relationship between, the prices of natural gas and NGLs;

•	energy prices generally;

•	the level of domestic crude oil and natural gas production;

•	the availability of imported crude oil and natural gas;

•	actions taken by foreign crude oil and natural gas producing nations;

•	the political and economic stability of petroleum producing nations;

•	the weather in Hiland Partners’ operating areas;

•	the extent of governmental regulation and taxation;

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•	hazards or operating risks incidental to the gathering, treating and processing of natural gas and NGLs that may not be fully covered by insurance;

•	competition from other midstream companies;

•	loss of key personnel;

•	the availability and cost of capital and Hiland Partners’ ability to access certain capital sources;

•	margin call risk with counterparties on our derivative instruments;

•	changes in laws and regulations to which Hiland Holdings and Hiland Partners are subject, including tax, environmental, transportation and employment regulations;

•	the costs and effects of legal and administrative proceedings;

•	the ability to successfully identify and consummate strategic acquisitions at purchase prices that are accretive to the Hiland Partners’ financial results; and

•	risks associated with the construction of new pipelines and treating and processing facilities or additions to Hiland Companies’ existing pipelines and facilities;

•	the completion of significant, unbudgeted expansion projects may require debt and/or equity financing which may not be available to Hiland Partners on acceptable terms, or at all;

•	increases in interest rates could increase Hiland Partners’ borrowing costs, adversely impact its unit price and its ability to issue additional equity, which could have an adverse effect on Hiland Partners’ cash flows and its ability to fund its growth; and

•	the other factors described in each of the Hiland Companies’ Form 10-K for the fiscal year ended December 31, 2008, including under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

The Hiland Companies disclaim any obligation to update or revise the forward-looking statements contained herein, except as otherwise required by applicable federal securities laws. A Schedule 13E-3 filed with the SEC with respect to each of the proposed mergers will be amended to report any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC by either Hiland Partners or Hiland Holdings.

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SUMMARY OF AMENDMENTS TO THE MERGER AGREEMENTS

Summary of Amendments to Hiland Partners Merger Agreement

The following describes the material provisions of Hiland Partners Amendment No. 2. We encourage you to read Hiland Partners Amendment No. 2 (which superceded Hiland Partners Amendment No. 1), as well as the Hiland Partners original merger agreement, carefully and in its entirety. The rights and obligations of the parties are governed by the express terms of the Hiland Partners amended merger agreement and not by this summary or any other information contained in this proxy supplement. The following summary is qualified in its entirety by reference to Hiland Partners Amendment No. 2, which is attached to this supplement as Annex A and incorporated herein by reference.

Hiland Partners Amendment No. 2 increases the amount payable to common unitholders of Hiland Partners (other than the Hiland Partners rollover common unitholders) if the Hiland Partners merger is completed to $10.00 per common unit in cash, without interest, from $7.75 per common unit.

In connection with the execution of Hiland Partners Amendment No. 2, Mr. Hamm delivered to Parent an amendment to the Hiland Partners commitment letter previously delivered by Mr. Hamm to Parent on June 1, 2009, pursuant to which Mr. Hamm has committed to contribute approximately $41.3 million, representing the aggregate merger consideration contemplated under Hiland Partners Amendment No. 2 and estimated fees and expenses associated with the Hiland Partners merger.

Hiland Partners Amendment No. 2 extended the end date under the Hiland Partners merger agreement, as amended by Hiland Partners Amendment No. 1, from November 6, 2009 to December 11, 2009. The end date is the date after which either the Hiland Parties, on the one hand, or the HLND Parent Parties, on the other hand, may terminate the Hiland Partners amended merger agreement and abandon the Hiland Partners merger if the Hiland Partners merger is not consummated by that date.

Hiland Partners Amendment No. 2 increased the maximum amount that the Hiland Parties may be obligated to pay the HLND Parent Parties, in certain circumstances, to reimburse the HLND Parent Parties for their expenses associated with the Hiland Partners merger to $1,420,000, from $1,100,000. Hiland Partners will pay to Parent all of the expenses of the HLND Parent Parties, up to $1,420,000 in the event that the Hiland Partners amended merger agreement is terminated by the HLND Parent Parties due to a change in the recommendation of the Hiland Partners Board of Directors or the Hiland Partners Conflicts Committee or:

•	an alternative proposal shall have been made known to the Hiland Parties or shall have been made directly to the Hiland Partners unitholders generally or any person shall have publicly announced an intention (whether or not conditional or withdrawn) to make an alternative proposal and thereafter;

•	the Hiland Partners amended merger agreement is terminated by the Hiland Parties or the HLND Parent Parties (as applicable) because:

•	December 11, 2009 has passed;

•	the unitholders of Hiland Partners failed to approve the Hiland Partners amended merger agreement or the Hiland Partners merger; or

•	any Hiland Party breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Hiland Partners amended merger agreement, which breach or failure to perform (A) would constitute the failure of a condition to the HLND Parent Parties’ obligations to complete the merger and (B) is not capable of being satisfied or cured by December 11, 2009 or, if capable of being satisfied or cured, is not satisfied or cured by thirty days following receipt by the Hiland Parties of written notice stating the HLND Parent Parties’ intention to terminate the Hiland Partners amended merger agreement; and

•	a Hiland Party or its subsidiary enters into a definitive agreement with respect to, or consummates, a transaction contemplated by any alternative proposal within twelve months of the date the Hiland Partners amended merger agreement is terminated;

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provided that, no expense for which a Parent Party has received reimbursement pursuant to the Hiland Holdings amended merger agreement shall be paid.

Summary of Amendments to Hiland Holdings Merger Agreement

The following describes the material provisions of Hiland Holdings Amendment No. 2. We encourage you to read Hiland Holdings Amendment No. 2 (which superseded Hiland Holdings Amendment No. 1), as well as the Hiland Holdings original merger agreement, carefully and in its entirety. The rights and obligations of the parties are governed by the express terms of the Hiland Holdings amended merger agreement and not by this summary or any other information contained in this proxy supplement. The following summary is qualified in its entirety by reference to Hiland Holdings Amendment No. 2, which is attached to this supplement as Annex C and incorporated herein by reference.

Hiland Holdings Amendment No. 2 increases the amount payable to common unitholders of Hiland Holdings (other than the Hiland Holdings rollover common unitholders) if the Hiland Holdings merger is completed to $3.20 per common unit in cash, without interest, from $2.40 per common unit.

In connection with the execution of Hiland Holdings Amendment No. 2, Mr. Hamm delivered to Parent an amendment to the Hiland Holdings commitment letter previously delivered by Mr. Hamm to Parent on June 1, 2009, pursuant to which Mr. Hamm has committed to contribute approximately $28.2 million, representing the aggregate merger consideration contemplated under Hiland Holdings Amendment No. 2 and estimated fees and expenses associated with the Hiland Holdings merger.

Hiland Holdings Amendment No. 2 extended the end date under the Hiland Holdings merger agreement, as amended by Hiland Holdings Amendment No. 1, from November 6, 2009 to December 11, 2009.

Hiland Holdings Amendment No. 2 increased the maximum amount that the Holdings Parties may be obligated to pay the HPGP Parent Parties, in certain circumstances, to reimburse the HPGP Parent Parties for their expenses associated with the Hiland Holdings merger to $1,067,000, from $800,000. Hiland Holdings will pay to Parent all of the expenses of the HPGP Parent Parties, up to $1,067,000 in the event that the Hiland Holdings amended merger agreement is terminated by the HPGP Parent Parties due to a change in the recommendation of the Hiland Holdings Board of Directors or the Hiland Holdings Conflicts Committee or:

•	an alternative proposal shall have been made known to the Holdings Parties or shall have been made directly to the Hiland Holdings unitholders generally or any person shall have publicly announced an intention (whether or not conditional or withdrawn) to make an alternative proposal and thereafter;

•	the Hiland Holdings amended merger agreement is terminated by the Holdings Parties or the HPGP Parent Parties (as applicable) because:

•	December 11, 2009 has passed;

•	the unitholders of Hiland Holdings failed to approve the Hiland Holdings amended merger agreement or the Hiland Holdings merger; or

•	any Holdings Party breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Hiland Holdings amended merger agreement, which breach or failure to perform: (A) would constitute the failure of a condition to the HPGP Parent Parties’ obligations to complete the merger and (B) is not capable of being satisfied or cured by December 11, 2009 or, if capable of being satisfied or cured, is not satisfied or cured by thirty days following receipt by the Holdings Parties of written notice stating the HPGP Parent Parties’ intention to terminate the Hiland Holdings amended merger agreement; and

•	a Holdings Party or its subsidiary enters into a definitive agreement with respect to, or consummates, a transaction contemplated by any alternative proposal within twelve months of the date the Hiland Holdings amended merger agreement is terminated;

provided that, no expense for which a Parent Party has received reimbursement pursuant to the Hiland Partners amended merger agreement shall be paid.

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UPDATED INFORMATION CONCERNING THE HILAND COMPANIES

Hiland Partners

Distribution and Common Unit Price Information

Hiland Partners common units trade on the NASDAQ Global Select Market under the symbol “HLND.” On November 16, 2009, the most recent practicable date before the printing of this proxy supplement, high and low reported sales prices of Hiland Partners common units were $9.82 and $9.78, respectively and, as of September 9, 2009, the record date for the special meeting, there were approximately 3,100 common unitholders, including beneficial owners of common units held in street name, and one record holder of our subordinated units. There is no established public trading market for Hiland Partners subordinated units.

The high and low sales prices per Hiland Partners common unit, as reported by the NASDAQ National Market, for the quarterly period ending September 30, 2009, were $7.66 and $7.23, respectively. The high and low sales prices per Hiland Partners common unit, as reported by the NASDAQ National Market, between October 1, 2009 and November 16, 2009, were $9.95 and $7.50, respectively.

On April 24, 2009, the Hiland Partners Board of Directors voted to suspend quarterly distributions with respect to Hiland Partners common units and subordinated units beginning with the first quarter distribution of 2009, based on the Hiland Partners Board of Directors’ consideration of the impact of lower commodity prices and drilling activity on Hiland Partners’ current and projected throughput volumes, midstream segment margins and cash flows, as well as future required levels of capital expenditures and the level of Hiland Partners’ outstanding indebtedness under the Hiland Operating Credit Agreement. Under the Hiland Partners’ partnership agreement, the common units will carry a cumulative arrearage equal to the amount by which for any quarter the quarterly distribution paid on the common units is less than $0.45. Accordingly, since no distribution was paid on the common units in the first, second and third quarters of 2009, the common units have accrued a cumulative arrearage of $1.35 in respect of the first, second and third quarters of 2009. Under the terms of the partnership agreement, any cumulative arrearages on the common units must be paid in full before any quarterly distributions may be made on the subordinated units.

Third Quarter Financial and Operating Update

A detailed description of Hiland Partners’ third quarter financial and operating results is contained in Hiland Partners’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 attached as Annex E to this proxy supplement.

Selected Historical Consolidated Financial Data

Set forth below is certain selected historical consolidated financial data relating to Hiland Partners. The selected historical consolidated financial data has been derived from the unaudited financial statements contained in Hiland Partners’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009. This data should be read in conjunction with the consolidated financial statements and other financial information contained in the Hiland Partners Form 10-Q, including the notes thereto. More comprehensive financial information is included in such report (including management’s discussion and analysis of financial condition and results of operations) and the following summary is qualified in its entirety by reference to such report and all of the financial information and notes contained therein. Hiland Partners’ Form 10-Q for the quarterly period ending September 30, 2009 is attached as Annex E to this proxy supplement.

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	Nine Months
	Ended September 30,
	2009	2008
	(In thousands,
	except per unit
	and operating data)

Summary of Operations Data:
Total revenues	$157,273	$322,673
Operating costs and expenses:
Midstream purchases (exclusive of items shown separately below)	88,481	238,586
Operations and maintenance	23,216	22,201
Depreciation, amortization and accretion	30,981	27,652
Property impairments	21,450	—
Bad debt	—	304
Gain on asset sales	—	—
General and administrative	8,458	6,423

Total operating costs and expenses	172,586	295,166

Operating income (loss)	(15,313)	27,507
Other income (expense):
Interest expense	(7,739)	(9,888)
Amortization of deferred loan costs	(448)	(426)
Interest income and other	91	267

Total other income (expense)	(8,096)	(10,047)

Income (loss) from continuing operations	(23,409)	17,460
Discontinued operations, net	—	—

Net income (loss)	(23,409)	17,460

Less income (loss) attributable to predecessor	—	—
Less general partner interest in net income (loss)	(468)	6,513

Limited partners’ interest in net income (loss)	$(22,941)	$10,947

Net income (loss) per limited partner unit:
basic	$(2.45)	$1.17

diluted	$(2.45)	$1.17

Cash distributions per limited partner unit	$0.00	$2.57

Balance Sheet Data (at end of period):
Property and equipment, at cost, net	$322,681	$333,900
Total assets	381,861	444,031
Accounts payable — affiliates	4,298	8,315
Long-term debt, net of current maturities	256,934	266,633
Net equity	100,247	139,045
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$38,537	$26,711
Investing activities	(32,287)	(37,146)
Financing activities	(3,866)	12,085
Other Financial Data:

Non cash unrealized (gain) loss on derivatives	$131	$(3,685)
Non cash unit based compensation expense	$837	$1,159
Maintenance capital expenditures	$4,127	$4,681
Expansion capital expenditures	19,286	33,265
Discontinued operations	—	—

Total capital expenditures	$23,413	$37,946

Ratio of earnings to fixed charges	$(1.82)	$2.70

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Hiland Holdings

Distribution and Common Unit Price Information

Hiland Holdings common units trade on the NASDAQ Global Select Market under the symbol “HPGP.” On November 16, 2009, the most recent practicable date before the printing of this proxy supplement, high and low reported sales prices of Hiland Holdings common units were $3.15 and $3.12, respectively and, as of September 9, 2009, the record date for the special meeting, there were approximately 2,300 common unitholders, including beneficial owners of common units held in street name.

The high and low sales prices per Hiland Holdings common unit, as reported by the NASDAQ National Market, for the quarterly period ending September 30, 2009, were $2.38 and $2.21, respectively. The high and low sales prices per Hiland Holdings common unit, as reported by the NASDAQ National Market, between October 1, 2009 and November 16, 2009, were $3.15 and $2.34, respectively.

On April 24, 2009, the Hiland Holdings Board of Directors voted to suspend quarterly distributions with respect to Hiland Holdings partnership units beginning with the first quarter distribution of 2009, based on the Hiland Holdings Board of Directors’ consideration of the impact of lower commodity prices and drilling activity on Hiland Partners’ current and projected throughput volumes, midstream segment margins and cash flows, as well as future required levels of capital expenditures and the level of Hiland Partners’ outstanding indebtedness under the Hiland Operating Credit Agreement. Since Hiland Holdings does not have outstanding subordinated units, arrearages do not accrue on the common units of Hiland Holdings. No distribution was paid on the common units for the quarterly period ended September 30, 2009.

Third Quarter Financial and Operating Update

A detailed description of Hiland Holdings’ third quarter financial and operating results is contained in Hiland Holdings’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 attached as Annex F to this proxy supplement.

Selected Historical Consolidated Financial Data

Set forth below is certain selected historical consolidated financial data relating to Hiland Holdings. The selected historical consolidated financial data has been derived from the unaudited financial statements contained in Hiland Holdings’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009. This data should be read in conjunction with the consolidated financial statements and other financial information contained in the Form 10-Q, including the notes thereto. More comprehensive financial information is included in such report (including management’s discussion and analysis of financial condition and results of operations) and the following summary is qualified in its entirety by reference to such report and all of the financial information and notes contained therein. Hiland Holdings’ Form 10-Q for the quarterly period ending September 30, 2009 is attached as Annex F to this proxy supplement.

Because Hiland Holdings’ consolidated financial statements include the results of Hiland Partners, Hiland Holdings’ financial statements are substantially similar to the financial statements of Hiland Partners. However, Hiland Holdings’ consolidated balance sheet includes a minority interest amount that reflects the proportion of Hiland Partners owned by its unitholders other than Hiland Holdings. Similarly, the ownership interests in Hiland Partners held by its unitholders other than Hiland Holdings are reflected in Hiland Holdings’ consolidated income statement as minority interest. The minority interest amounts are not reflected on Hiland Partners’ financial statements.

Certain adjustments have been made to prior period information to conform to current period presentation related to Hiland Holdings’ adoption of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51” (“SFAS 160”) which established new accounting and reporting standards for the noncontrolling partners’ interest in Hiland Partners. Specifically, SFAS 160 requires the recognition of a noncontrolling interest (minority interests) as equity in the consolidated financial statements and separate from our limited partners’ equity. The amount of net income attributable to the noncontrolling interest is now included in consolidated net income on the face

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of the statement of operations. SFAS 160 also includes expanded disclosure requirements regarding our limited partners’ interest and the noncontrolling partners’ interest. The adoption of SFAS 160 on January 1, 2009 did not have a significant impact on Hiland Holdings’ financial position, results of operations or cash flows. However, it did result in certain changes to Hiland Holdings’ financial statement presentation, including the change in classification of noncontrolling interest (minority interests) from liabilities to equity on the consolidated balance sheet.

As a result of the adoption of SFAS 160, Hiland Holdings reclassified $4,402 of minority interest in income of Hiland Partners to net income attributable to noncontrolling partners’ interest in income of Hiland Partners in our consolidated statement of operations for the nine months ended September 30, 2008. Net income per limited partner unit has not been affected as a result of the adoption of SFAS 160.

	Nine Months
	Ended September 30,
	2009	2008
	(In thousands, except per unit and operating data)

Summary of Operations Data:
Total revenues	$157,273	$322,673
Operating costs and expenses:
Midstream purchases (exclusive of items shown separately below)	88,481	238,586
Operations and maintenance	23,216	22,201
Depreciation, amortization and accretion	31,841	28,513
Property impairments	21,450	—
Bad Debt	—	304
Gain on asset sales	—	—
General and administrative	11,649	7,615

Total operating costs and expenses	176,637	297,219

Operating income (loss)	(19,364)	25,454
Other income (expense):
Interest expense	(7,777)	(9,915)
Amortization of deferred loan costs	(526)	(493)
Interest income and other	92	276

Total other income (expense), net:	(8,211)	(10,132)

Income (loss) from continuing operations	(27,575)	15,322
Discontinued operations, net	—	—

Net income (loss)	(27,575)	15,322
Loss attributable to predecessor	—	—

Partners’ interest in net income (loss)	(27,575)	15,322
Less: noncontrolling partners’ interest in income (loss) of Hiland Partners:
Affiliate	—	—
Non-affiliate	(9,762)	4,402

Limited partners’ interest in net income (loss)	$(17,813)	$10,920

Net income (loss) per limited partner unit:
basic	$(0.82)	$0.51

diluted	$(0.82)	$0.51

Cash distributions per limited partner unit	$0.00	$0.90

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	Nine Months
	Ended September 30,
	2009	2008
	(In thousands, except per unit and operating data)

Balance Sheet Data (at end of period):
Property and equipment, at cost, net	$325,649	$337,316
Total assets	389,593	453,417
Accounts payable — affiliates	4,306	8,437
Long-term debt, net of current maturities	256,934	266,633
Limited partners’ equity	(7,962)	20,644
Noncontrolling partners’ interest in Hiland Partners	112,692	126,912
Total equity	104,730	147,556
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$35,714	$25,542
Investing activities	(32,287)	(37,146)
Financing activities	(1,252)	13,591
Other Financial Data:
Maintenance capital expenditures	$4,127	$4,681
Expansion capital expenditures	19,286	33,265
Discontinued operations	—	—

Total capital expenditures	$23,413	$37,946

Ratio of earnings to fixed charges	$(1.14)	$2.06

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Annex A

AMENDMENT NO. 2 TO
AGREEMENT AND PLAN OF MERGER
BY AND AMONG
HH GP HOLDING, LLC,
HLND MERGERCO, LLC,
HILAND PARTNERS GP, LLC AND
HILAND PARTNERS, LP

AMENDMENT NO. 2
TO AGREEMENT AND PLAN OF MERGER

This AMENDMENT NO. 2, dated as of November 3, 2009 (this “Amendment”), to the Agreement and Plan of Merger, dated as of June 1, 2009, as amended by that certain Amendment No. 1, dated as of October 26, 2009 (the “Merger Agreement”), is entered into among HH GP Holding, LLC, an Oklahoma limited liability company (“Parent”), HLND MergerCo, LLC, a Delaware limited liability company and a subsidiary of Parent (“Merger Sub” and, together with Parent, the “Parent Parties”), Hiland Partners GP, LLC, a Delaware limited liability company and the general partner of the Partnership (“Partnership GP”), and Hiland Partners, LP, a Delaware limited partnership (the “Partnership” and, together with Partnership GP, the “Hiland Parties”).

W I T N E S S E T H :

WHEREAS, the parties hereto are parties to the Merger Agreement, pursuant to which, upon the terms and subject to the conditions set forth therein, the parties intend to effect the Merger whereby Merger Sub is to be merged with and into Partnership, with Partnership surviving that merger; and

WHEREAS, the parties hereto wish to amend the Merger Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that, effective as of the date of this Amendment, the Merger Agreement shall be amended as follows:

ARTICLE I

Definitions; References

Section 1.1  Definitions; References.  Unless otherwise specifically defined herein, each capitalized term used but not defined herein shall have the meaning assigned to such term in the Merger Agreement. On and after the date hereof, each reference in the Merger Agreement to “this Agreement,” “herein,” “hereunder” or words of similar import shall mean and be a reference to the Merger Agreement as amended by this Amendment. Each reference herein to “the date of this Amendment” shall refer to the date set forth above and, except as otherwise expressly provided in this Amendment, each reference in the Merger Agreement to the “date of this Agreement” or “date hereof” or similar references shall refer to June 1, 2009.

ARTICLE II

Amendment

Section 2.1  Amendment to Section 2.1.  Section 2.1(a) of the Merger Agreement is hereby amended by deleting “$7.75” and replacing such amount with “$10.00”.

Section 2.2  Amendment to Section 3.15.  Section 3.15 of the Merger Agreement is hereby amended and restated in its entirety as follows: “The Conflicts Committee has received the written opinion of Jefferies & Company, Inc., dated as of November 3, 2009, to the effect that, as of November 3, 2009, the Merger Consideration is fair to the holders of Common Units (excluding Common Units owned by Partnership GP and its Affiliates (including Holdings)) from a financial point of view.”

Section 2.3  Amendment to Section 4.4.  Section 4.4 of the Merger Agreement is hereby amended by (a) adding the words “as amended as of the date of Amendment No. 2 to this Agreement” after the words “equity commitment letters” and (b) deleting the words “date hereof” in the last sentence of Section 4.4 and replacing them with the words “date of Amendment No. 2 to this Agreement”.

Section 2.4  Amendment to Section 7.1.  Section 7.1(b)(i) of the Merger Agreement is hereby amended by deleting the words “November 6, 2009” and replacing them with the words “December 11, 2009”.

Section 2.5  Amendment to Section 7.2(a).  Section 7.2(a) of the Merger Agreement is hereby amended by deleting “$1,100,000” and replacing such amount with “$1,420,000”.

Section 2.6  Section 4.4 of the Parent Disclosure Schedule.  Section 4.4 of the Parent Disclosure Schedule is hereby amended to include the letter attached as Annex A to this Amendment.

ARTICLE III

General Provisions

Section 3.1  Effect on the Merger Agreement.  The Merger Agreement shall remain in full force and effect and, as amended by this Amendment, is hereby ratified and affirmed in all respects.

Section 3.2  Counterparts; Effectiveness.  This Amendment may be executed in two or more counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy or otherwise) to the other parties.

Section 3.3  Governing Law.  This Amendment, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Amendment or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 3.4  Headings.  Headings of the Articles and Sections of this Amendment are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.

HH GP HOLDING, LLC

By:	/s/ Harold Hamm
Harold Hamm
President

HLND MERGERCO, LLC

By:	/s/ Harold Hamm
Harold Hamm
President

HILAND PARTNERS GP, LLC

By:	/s/ Joseph L. Griffin
Joseph L. Griffin
Chief Executive Officer and President

HILAND PARTNERS, LP

By:	Hiland Partners GP, LLC,
its General Partner

By:	/s/ Joseph L. Griffin
Joseph L. Griffin
Chief Executive Officer and President

Annex B

Opinion of Jefferies & Company, Inc.

PRIVILEGED AND CONFIDENTIAL

November 3, 2009

Conflicts Committee of the Board of Directors
Hiland Partners GP, LLC
205 West Maple, Suite 1100
Enid, Oklahoma 73701

Members of the Conflicts Committee:

We understand that HH GP Holding, LLC, an Oklahoma limited liability company (“Parent”), HLND MergerCo, LLC, a Delaware limited liability company and subsidiary of Parent (“Merger Sub”), Hiland Partners GP, LLC, a Delaware limited liability company and the general partner of the Partnership (“Partnership GP”), and Hiland Partners, LP, a Delaware limited partnership (the “Partnership”), entered into an Agreement and Plan of Merger, dated June 1, 2009, as amended on October 26, 2009 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Partnership (the “Merger”) in a transaction in which each outstanding Common Unit, as defined in the First Amended and Restated Agreement of Limited Partnership of the Partnership, other than any Common Units included among the Rollover Interests (as defined in the Merger Agreement), all of which Common Units will be canceled, will be converted into the right to receive $10.00 in cash (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

You have asked for our opinion as to whether the Consideration to be received by the holders of Common Units pursuant to the Merger Agreement is fair, from a financial point of view, to such holders (other than the Partnership GP and its Affiliates, including Hiland Holdings GP, LP). Capitalized terms not defined herein are defined in the Merger Agreement.

In arriving at our opinion, we have, among other things:

(i) reviewed the Merger Agreement and a draft dated November 2, 2009 of Amendment No. 2 to the Merger Agreement;

(ii) reviewed certain publicly available financial and other information about the Partnership;

(iii) reviewed certain information furnished to us by the Partnership’s management, including financial forecasts and analyses, relating to the business, operations and prospects of the Partnership;

(iv) held discussions with members of senior management of the Partnership concerning the matters described in clauses (ii) and (iii) above;

(v) reviewed the trading price history and valuation multiples for the Common Units and compared them with those of certain publicly traded entities that we deemed relevant;

(vi) compared the proposed financial terms of the Merger with the financial terms of certain other transactions that we deemed relevant; and

(vii) conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available to us or that was publicly available (including, without limitation, the information described above), or that was otherwise reviewed by us. We have relied on the assurances of the management of the Partnership that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. In our review, we did not obtain any independent evaluation or appraisal of any of the assets or liabilities, nor did we conduct a physical inspection of any of the properties or facilities, of the Partnership, nor have we been furnished with any such evaluations or appraisals or any such physical inspections, nor do we assume any responsibility to obtain any such evaluations or appraisals.

With respect to the financial forecasts provided to and examined by us, we note that projecting future results of any company is inherently subject to uncertainty. The Partnership has informed us, however, and we have assumed, that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Partnership as to the future financial performance of the Partnership. We express no opinion as to any such financial forecasts or the assumptions on which they were made.

Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

We have made no independent investigation of any legal or accounting matters affecting the Partnership, and we have assumed the correctness in all respects material to our analysis of all legal and accounting advice given to the Partnership and the Board of Directors of Partnership GP, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Merger Agreement to the Partnership and the holders of Common Units. In addition, in preparing this opinion, we have not taken into account any tax consequences of the transaction to any holder of Common Units. We have assumed that the final form of the Merger Agreement will be substantially similar to the last draft reviewed by us. We have also assumed that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Partnership, Parent or the contemplated benefits of the Merger in any way meaningful to our analysis.

In addition, we were not requested to and did not provide advice concerning the structure, the specific amount of the Consideration, or any other aspects of the Merger, or to provide services other than the delivery of this opinion. We were not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of the Partnership or any other alternative transaction. We did not participate in negotiations with respect to the terms of the Merger and related transactions. Consequently, we have assumed that such terms are the most beneficial terms from the Partnership’s perspective that could under the circumstances be negotiated among the parties to such transactions, and no opinion is expressed as to whether any alternative transaction might result in consideration more favorable to the Partnership’s common unitholders than that contemplated by the Merger Agreement.

It is understood that our opinion is for the use and benefit of the Partnership GP and the Conflicts Committee of the Board of Directors of the Partnership GP in its consideration of the Merger, and our opinion does not address the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative transaction or opportunity that might be available to the Partnership, nor does it address the underlying business decision by the Partnership to engage in the Merger or the terms of the Merger Agreement or the documents referred to therein. Our opinion does not constitute a recommendation as to how any holder of Common Units should vote on the Merger or any matter related thereto. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Partnership, other than the holders of Common Units. We express no opinion as to the price at which Common Units will trade at any time. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation to be received by any of the Partnership’s officers, directors or employees, or any class of such persons, in connection with the Merger relative to the Consideration to be received by holders of Common Units. Our opinion has been authorized by the Fairness Committee of Jefferies & Company, Inc.

We have been engaged by you to render this opinion and will receive a fee from the Partnership for our services, a portion of which was payable prior to the date hereof and the remainder of which is payable upon delivery of this opinion. We also will be reimbursed for expenses incurred. The Partnership has agreed to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement. We have, in the past, provided financial advisory and financing services to the Partnership and affiliates of the Partnership and may continue to do so and have received, and may receive, fees for the rendering of such services. We maintain a market in the securities of the Partnership, and, in the ordinary course of our business, we and our affiliates may trade or hold securities of the Partnership and/or its respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities. In addition, we may seek to, in the future, provide financial advisory and financing services to the Partnership, Parent or entities that are affiliated with the Partnership or Parent, for which we would expect to receive compensation. Except as otherwise expressly provided in our engagement letter with the Partnership, our opinion may not be used or referred to by the Partnership, or quoted or disclosed to any person in any matter, without our prior written consent.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be received by the holders of Common Units pursuant to the Merger Agreement is fair, from a financial point of view, to such holders (other than the Partnership GP and its Affiliates, including Hiland Holdings GP, LP).

Very truly yours,

JEFFERIES & COMPANY, INC.

Annex C

AMENDMENT NO. 2 TO
AGREEMENT AND PLAN OF MERGER
BY AND AMONG
HH GP HOLDING, LLC,
HPGP MERGERCO, LLC,
HILAND PARTNERS GP HOLDINGS, LLC AND
HILAND HOLDINGS GP, LP

AMENDMENT NO. 2
TO AGREEMENT AND PLAN OF MERGER

This AMENDMENT NO. 2, dated as of November 3, 2009 (this “Amendment”), to the Agreement and Plan of Merger, dated as of June 1, 2009, as amended by that certain Amendment No. 1, dated as of October 26, 2009 (the “Merger Agreement”), is entered into among HH GP Holding, LLC, an Oklahoma limited liability company (“Parent”), HPGP MergerCo, LLC, a Delaware limited liability company and a subsidiary of Parent (“Merger Sub” and, together with Parent, the “Parent Parties”), Hiland Partners GP Holdings, LLC, a Delaware limited liability company and the general partner of Holdings (“Holdings GP”), and Hiland Holdings GP, LP, a Delaware limited partnership (“Holdings” and, together with Holdings GP, the ‘‘Holdings Parties”).

W I T N E S S E T H :

WHEREAS, the parties hereto are parties to the Merger Agreement, pursuant to which, upon the terms and subject to the conditions set forth therein, the parties intend to effect the Merger whereby Merger Sub is to be merged with and into Holdings, with Holdings surviving that merger; and

WHEREAS, the parties hereto wish to amend the Merger Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that, effective as of the date of this Amendment, the Merger Agreement shall be amended as follows:

ARTICLE I

Definitions; References

Section 1.1  Definitions; References.  Unless otherwise specifically defined herein, each capitalized term used but not defined herein shall have the meaning assigned to such term in the Merger Agreement. On and after the date hereof, each reference in the Merger Agreement to “this Agreement,” “herein,” “hereunder” or words of similar import shall mean and be a reference to the Merger Agreement as amended by this Amendment. Each reference herein to “the date of this Amendment” shall refer to the date set forth above and, except as otherwise expressly provided in this Amendment, each reference in the Merger Agreement to the “date of this Agreement” or “date hereof” or similar references shall refer to June 1, 2009.

ARTICLE II

Amendment

Section 2.1  Amendment to Section 2.1.  Section 2.1(a) of the Merger Agreement is hereby amended by deleting “$2.40” and replacing such amount with “$3.20”.

Section 2.2  Amendment to Section 3.14.  Section 3.14 of the Merger Agreement is hereby amended and restated in its entirety as follows: “The Conflicts Committee has received the written opinion of Barclays Capital, Inc., dated as of November 3, 2009, to the effect that, as of November 3, 2009, the Merger Consideration is fair to the holders of Common Units (excluding Common Units owned by Mr. Hamm, his Affiliates (including Continental Gas) and the Trusts) from a financial point of view.”

Section 2.3  Amendment to Section 4.4.  Section 4.4 of the Merger Agreement is hereby amended by (a) adding the words “as amended as of the date of Amendment No. 2 to this Agreement” after the words “equity commitment letters” and (b) deleting the words “date hereof” in the last sentence of Section 4.4 and replacing them with the words “date of Amendment No. 2 to this Agreement”.

Section 2.4  Amendment to Section 7.1.  Section 7.1(b)(i) of the Merger Agreement is hereby amended by deleting the words “November 6, 2009” and replacing them with the words “December 11, 2009”.

Section 2.5  Amendment to Section 7.2(a).  Section 7.2(a) of the Merger Agreement is hereby amended by deleting “$800,000” and replacing such amount with “$1,067,000”.

Section 2.6  Section 4.4 of the Parent Disclosure Schedule.  Section 4.4 of the Parent Disclosure Schedule is hereby amended to include the letter attached as Annex A to this Amendment.

ARTICLE III

General Provisions

Section 3.1  Effect on the Merger Agreement.  The Merger Agreement shall remain in full force and effect and, as amended by this Amendment, is hereby ratified and affirmed in all respects.

Section 3.2  Counterparts; Effectiveness.  This Amendment may be executed in two or more counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy or otherwise) to the other parties.

Section 3.3  Governing Law.  This Amendment, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Amendment or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 3.4  Headings.  Headings of the Articles and Sections of this Amendment are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.

HH GP HOLDING, LLC

By:	/s/ Harold Hamm
Harold Hamm
President

HPGP MERGERCO, LLC

By:	/s/ Harold Hamm
Harold Hamm
President

HILAND PARTNERS GP HOLDINGS, LLC

By:	/s/ Joseph L. Griffin
Joseph L. Griffin
Chief Executive Officer and President

HILAND HOLDINGS GP, LP

By:	Hiland Partners GP Holdings, LLC, its General Partner

By:	/s/ Joseph L. Griffin
Joseph L. Griffin
Chief Executive Officer and President

Annex D

Opinion of Barclays Capital, Inc.

745 Seventh Avenue New York, NY 10019 United States

November 3, 2009
Conflicts Committee of the Board of Directors
Hiland Partners GP Holdings, LLC
205 West Maple, Suite 1100
Enid, Oklahoma 73701

Conflicts Committee of the Board of Directors:

We understand that Hiland Holdings GP, LP, a Delaware limited partnership (“Holdings”), has entered into Amendment No. 1 (the “Amendment No. 1”) dated as of October 26, 2009, to the Agreement and Plan of Merger (the “Agreement”) dated as of June 1, 2009, among HH GP Holding, LLC, an Oklahoma limited liability company (“Parent”), HPGP MergerCo, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Parent (“HPGP Merger Sub,” and together with Parent, the “Parent Parties”), Holdings, and Hiland Partners GP Holdings, LLC, a Delaware limited liability company and the general partner of Holdings (“Holdings GP,” and together with Holdings, the “Holdings Parties”), and that the parties intend to enter into Amendment No. 2 (“Amendment No. 2”) to the Agreement to increase the merger consideration thereunder from $2.40 to $3.20 per Holdings Common Unit (as defined below) and to further extend the end date of the Agreement, as amended, as necessary to consummate the Merger (as defined below). We further understand that, pursuant to the Agreement, as amended, the Holdings Parties intend to enter into a transaction (the “Proposed Transaction”) with the Parent Parties pursuant to which (i) HPGP Merger Sub will be merged with and into Holdings, with Holdings continuing as the surviving entity (the “Merger”), and (ii) upon effectiveness of the Merger, each issued and outstanding common unit of Holdings (the ‘‘Holdings Common Units”), other than the interests owned by the Hamm Parties (as defined below), as set forth in the Agreement, as amended, will be converted into the right to receive $3.20 per Holdings Common Unit in cash. The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement, as amended, and the summary of the Proposed Transaction set forth above is qualified in its entirety by the terms of the Agreement, as amended. We also understand that certain unitholders of Holdings, including Harold Hamm, Continental Gas Holdings, Inc. (“Continental Holdings”), and Bert Mackie, as trustee of the Harold Hamm DST Trust and the Harold Hamm HJ Trust (collectively, the parties to the Support Agreement (as defined below), the “Hamm Parties”), have agreed to vote all Holdings Common Units beneficially owned or controlled by the Hamm Parties and their affiliates in favor of the Proposed Transaction, as reflected in the Support Agreement (the “Support Agreement”). In addition, we understand that in connection with the Proposed Transaction, HLND Merger Co, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Parent (the “HLND Merger Sub”), will be merged with and into Hiland Partners, LP, a Delaware limited partnership (“Hiland”), on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, as amended (the ‘‘Hiland Agreement”), among the Parent, HLND Merger Sub, Hiland Partners GP, LLC, a Delaware limited liability company and the general partner of Hiland (“Hiland GP”), and Hiland (such proposed merger, the “Hiland Merger”), and that upon the effectiveness of the Hiland Merger, each common unit of Hiland, other than those owned by Holdings, will be converted into the right to receive an amount of cash, as provided in Hiland Agreement. In addition, we further understand that the Parent Parties’ and the Holdings Parties’ respective obligations to consummate the Proposed Transaction are contingent (except in limited circumstances) upon the concurrent consummation of the Hiland Merger on the terms set forth in the Hiland Agreement.

We have been requested by the Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of Holdings GP (the “Board”) to render our opinion with respect to the fairness, from a financial point of view, to Holdings’ unitholders (other than the Hamm Parties) of the consideration to be offered to such unitholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, Holdings GP’s or Holdings’ underlying business decision (i) to proceed with or effect the Proposed Transaction or (ii) with respect to the timing of entering into or consummating the Proposed Transaction. Further, we have not been requested to opine as to, and our opinion does not in any manner address, the proposed Hiland Merger among the Parent, HLND Merger Sub, Hiland GP and Hiland, nor are we representing any of those entities or the Hamm Parties. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons, relative to the consideration to be offered to the unitholders of Holdings in the Proposed Transaction.

We understand, based on discussions with the management of Holdings and Hiland, that Holdings derives all of its cash flows from its ownership of (i) limited partner units in Hiland (both common and subordinated), (ii) the general partner interest in Hiland, and (iii) the associated incentive distribution rights, and as such, our analysis involved, in part, a review of Hiland’s financial and operating information provided by the management of Hiland. In arriving at our opinion, we reviewed and analyzed: (1) the Agreement, as amended, a draft of Amendment No. 2, and the specific terms of the Proposed Transaction, (2) publicly available information concerning Holdings and Hiland that we believe to be relevant to our analysis, including Holdings’ and Hiland’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2008 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31 and June 30, 2009, (3) financial and operating information with respect to the business, operations and prospects of Hiland, furnished to us by Hiland management, including financial projections prepared by Hiland management (the ‘‘Hiland Projections”), (4) financial and operating information with respect to the business, operations and prospects of Holdings, furnished to us by the management of Holdings and Hiland, including financial projections prepared by the management of Holdings and Hiland (the ‘‘Holdings Projections”), (5) the trading histories of Holdings Common Units and the common units of Hiland from October 28, 2008 to October 29, 2009 and a comparison of those trading histories with those of other companies and publicly traded partnerships that we deemed relevant, (6) a comparison of the historical financial results and present financial condition of Holdings and Hiland with those of other companies and publicly traded partnerships that we deemed relevant, (7) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant, (8) the impact of varying commodity price and volume scenarios on Hiland’s operating and financial prospects, including (i) assumptions used by Hiland’s management, with commodity prices as quoted on the NYMEX on October 28, 2009 and (ii) selected commodity price and volume sensitivity cases, in both cases analyzing the resultant impact on Holdings and Hiland, (9) Hiland’s current liquidity position and its ability to meet its cash requirements, financial obligations and covenants contained in its revolving credit facility, (10) the limited business and strategic alternatives available to Holdings and Hiland, taking into consideration the challenging conditions for natural gas gathering and processing companies, (11) the limited financing or re-financing alternatives available to Holdings and Hiland, the result of which may lead to the insolvency of Holdings and/or Hiland, (12) the impact of Hiland’s decision, announced on April 27, 2009, to suspend indefinitely its quarterly cash distributions, thereby reducing Holdings’ cash inflows to zero and resulting in arrearages which require Hiland to first pay cumulative arrearage amounts to its common unit holders (including Holdings) before any cash distributions may be paid to Holdings with regard to its subordinated units, and (13) the impact of Holdings’ decision, announced on April 27, 2009, to suspend indefinitely its quarterly cash distributions. We have had discussions with the management of Holdings and Hiland concerning their respective business, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information and have further relied upon the assurances of the management of Holdings and Hiland that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Hiland Projections, upon the advice of Hiland, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Hiland as to the future financial performance of Hiland and that Hiland will perform substantially in accordance with such projections. With respect to the Holdings Projections, upon advice of the management of Hiland and Holdings we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Hiland and Holdings as to the future financial performance of Holdings and that Holdings will perform substantially in accordance with such projections. We assume no responsibility for and we express no view as to the accuracy of any such projections or estimates or the assumptions on which they are based. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of either Hiland or Holdings and have not made or obtained any evaluations or appraisals of the assets or liabilities of Hiland, Holdings or any of their subsidiaries. In addition, you have not authorized us to solicit, and we have not solicited, any indications of interest from any third party with respect to the purchase of all or a part of Hiland’s business or Holdings’ equity interests in Hiland. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter.

We have assumed that the executed Amendment No. 2 will conform in all material respects to the last draft reviewed by us. In addition, we have assumed the accuracy of the representations and warranties contained in the Agreement, as amended, and all agreements related thereto. We have also assumed, upon the advice of Holdings, that all material governmental, regulatory and third party approvals, consents and releases for the Proposed Transaction will be obtained within the constraints contemplated by the Agreement, as amended, and that the Proposed Transaction will be consummated in accordance with the terms of the Agreement, as amended, without waiver, modification or amendment of any material term, condition or agreement thereof. We do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that Holdings has obtained such advice as it deemed necessary from qualified professionals. In addition, we are not recommending any specific form or amount of consideration to the Conflicts Committee or the Board or that any specific form or amount of consideration constitutes the only appropriate consideration for the Proposed Transaction.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the cash consideration to be offered to the unitholders of Holdings (other than the Hamm Parties) in the Proposed Transaction is fair to such unitholders.

We have acted as financial advisor to the Conflicts Committee of the Board in connection with the Proposed Transaction. We have received a retainer fee for our services and a fee for the fairness opinion we delivered on June 1, 2009 in connection with the Proposed Transaction and will receive additional fees for our services, a portion of which is payable upon rendering this opinion. Holdings has also agreed to reimburse certain of our expenses and indemnify us for certain liabilities that may arise out of our engagement. We have performed various investment banking and financial services for Hiland, Holdings, their affiliates and the Parent in the past, and may expect to perform such services in the future, and have received, and expect to receive, customary fees for such services. However, in the past two years, we have performed only limited services for Hiland, Holdings and their affiliates, for which we received no compensation. Barclays Capital Inc. is a full service securities firm engaged in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of Hiland, Holdings, and their affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Conflicts Committee of the Board and is rendered to the Conflicts Committee of the Board in connection with its consideration of the Proposed Transaction. In connection with the Conflicts Committee’s recommendation to the Board regarding the Proposed Transaction, we hereby authorize the Conflicts Committee to provide a copy of this opinion to the members of the Board for the use and benefit of the Board in connection with the Board’s consideration of the Proposed Transaction in light of their fiduciary duties to the unitholders of Holdings. This opinion is not intended to be and does not constitute a recommendation to any unitholder of Holdings as to how such unitholder should vote with respect to the Proposed Transaction or whether to accept the consideration to be offered to the unitholders (other than the Hamm Parties) in connection with the Proposed Transaction.

Very truly yours,

BARCLAYS CAPITAL INC.

Annex E

Hiland Partners Form 10-Q

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2009
OR
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE TRANSITION PERIOD FROM TO

Commission file number: 000-51120

Hiland Partners, LP
(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	71-0972724 (I.R.S. Employer Identification No.)

205 West Maple, Suite 1100 Enid, Oklahoma (Address of principal executive offices)	73701 (Zip Code)

(580) 242-6040
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  ☑ Yes     ☐ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☐     No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by a check mark whether the registrant is a shell company (as defined in rule 12b-2 of the Exchange Act).  ☐ Yes     ☑ No

The number of the registrant’s outstanding equity units as of November 5, 2009 was 6,300,624 common units, 3,060,000 subordinated units and a 2% general partnership interest.

HILAND PARTNERS, LP

2

PART I. FINANCIAL INFORMATION
Item 1. Financial Statements (Unaudited)

HILAND PARTNERS, LP

Consolidated Balance Sheets

	September 30,	December 31,
	2009	2008
	(Unaudited)
	(In thousands, except unit amounts)

ASSETS
Current assets:
Cash and cash equivalents	$3,557	$1,173
Accounts receivable:
Trade — net of allowance for doubtful accounts of $304	17,872	23,863
Affiliates	1,262	2,346

	19,134	26,209
Fair value of derivative assets	3,860	6,851
Other current assets	816	1,584

Total current assets	27,367	35,817
Property and equipment, net	322,681	345,855
Intangibles, net	29,902	35,642
Fair value of derivative assets	608	7,141
Other assets, net	1,303	1,684

Total assets	$381,861	$426,139

LIABILITIES AND PARTNERS’ EQUITY
Current liabilities:
Accounts payable	$11,221	$22,470
Accounts payable — affiliates	4,298	7,662
Fair value of derivative liabilities	835	1,439
Accrued liabilities and other	5,466	2,463

Total current liabilities	21,820	34,034
Commitments and contingencies (Note 9)
Long-term debt	256,934	256,466
Fair value of derivative liabilities	267	—
Asset retirement obligation	2,593	2,483
Partners’ equity
Limited partners’ interest:
Common unitholders (6,300,624 and 6,286,755 units issued and
outstanding at September 30, 2009 and December 31, 2008, respectively)	105,226	122,666
Subordinated unitholders (3,060,000 units issued and outstanding)	(5,816)	3,055
General partner interest	1,645	2,202
Accumulated other comprehensive income (loss)	(808)	5,233

Total partners’ equity	100,247	133,156

Total liabilities and partners’ equity	$381,861	$426,139

The accompanying notes are an integral part of these consolidated financial statements.

3

HILAND PARTNERS, LP

Consolidated Statements of Operations
For the Three and Nine Months Ended

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(Unaudited)
	(In thousands, except per unit amounts)

Revenues:
Midstream operations
Third parties	$53,015	$107,158	$151,133	$308,625
Affiliates	626	7,390	2,525	10,433
Compression services, affiliate	1,205	1,205	3,615	3,615

Total revenues	54,846	115,753	157,273	322,673

Operating costs and expenses:
Midstream purchases (exclusive of items shown separately below)	18,526	45,616	52,943	139,258
Midstream purchases — affiliate (exclusive of items shown separately below)	11,740	36,279	35,538	99,328
Operations and maintenance	7,736	7,881	23,216	22,201
Depreciation, amortization and accretion	10,472	9,554	30,981	27,652
Property impairments	20,500	—	21,450	—
Bad debt	—	(7,799)	—	304
General and administrative	2,579	2,259	8,458	6,423

Total operating costs and expenses	71,553	93,790	172,586	295,166

Operating (loss) income	(16,707)	21,963	(15,313)	27,507

Other income (expense):
Interest and other income	10	96	91	267
Amortization of deferred loan costs	(149)	(147)	(448)	(426)
Interest expense	(2,702)	(3,271)	(7,739)	(9,888)

Other income (expense), net	(2,841)	(3,322)	(8,096)	(10,047)

Net (loss) income	(19,548)	18,641	(23,409)	17,460
Less general partner’s interest in net (loss) income	(391)	2,641	(468)	6,513

Limited partners’ interest in net (loss) income	$(19,157)	$16,000	$(22,941)	$10,947

Net (loss) income per limited partners’ unit — basic	$(2.05)	$1.71	$(2.45)	$1.17

Net (loss) income per limited partners’ unit — diluted	$(2.05)	$1.71	$(2.45)	$1.17

Weighted average limited partners’ units outstanding — basic	9,356	9,339	9,352	9,323

Weighted average limited partners’ units outstanding — diluted	9,356	9,365	9,352	9,364

The accompanying notes are an integral part of these consolidated financial statements.

4

HILAND PARTNERS, LP

Consolidated Statements of Cash Flows
For the Nine Months Ended

	September 30,	September 30,
	2009	2008
	(Unaudited, in thousands)

Cash flows from operating activities:
Net (loss) income	$(23,409)	$17,460
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	30,864	27,550
Accretion of asset retirement obligation	117	102
Property impairments	21,450	—
Amortization of deferred loan cost	448	426
Gain on derivative transactions	(9)	(3,685)
Net proceeds from settlement of derivative contracts	3,155	—
Unit based compensation	837	1,159
Bad debt	—	304
Gain on sale of assets	(3)	(12)
Increase in other assets	(57)	(72)
(Increase) decrease in current assets:
Accounts receivable — trade	5,991	(10,036)
Accounts receivable — affiliates	1,084	(3,846)
Other current assets	768	(1,459)
Increase (decrease) in current liabilities:
Accounts payable	(2,366)	(2,856)
Accounts payable — affiliates	(3,364)	435
Accrued liabilities and other	3,031	1,241

Net cash provided by operating activities	38,537	26,711

Cash flows from investing activities:
Purchases of property and equipment	(32,299)	(37,164)
Proceeds from disposals of property and equipment	12	18

Net cash used in investing activities	(32,287)	(37,146)

Cash flows from financing activities:
Proceeds from long-term borrowings	12,000	41,000
Payments on long-term borrowings	(11,000)	—
Increase in deferred offering cost	—	(7)
Debt issuance costs	(10)	(355)
Proceeds from unit options exercise	—	1,052
General partner contribution for issuance of restricted common units and from conversion of vested phantom units	(2)	7
Redemption of vested phantom units	—	(35)
Forfeiture of unvested restricted common units	18	—
Payments on capital lease obligations	(560)	(369)
Cash distributions to unitholders	(4,312)	(29,208)

Net cash (used in) provided by financing activities	(3,866)	12,085

Increase for the period	2,384	1,650
Beginning of period	1,173	10,497

End of period	$3,557	$12,147

Supplementary information
Cash paid for interest, net of amounts capitalized	$7,923	$9,707

The accompanying notes are an integral part of these consolidated financial statements.

5

HILAND PARTNERS, LP

Consolidated Statement of Changes in Partners’ Equity and Comprehensive Income (Loss)
For the Nine Months Ended September 30, 2009

	Common	Subordinated		Accumulated
	Limited	Limited	General	Other		Total
	Partner	Partner	Partner	Comprehensive		Comprehensive
	Interest	Interest	Interest	Income (Loss)	Total	Income (Loss)
	(Unaudited)
	(In thousands, except unit amounts)

Balance, January 1, 2009	$122,666	$3,055	$2,202	$5,233	$133,156
Issuance of 7,869 common units
from 8,250 vested phantom units	(3)	—	1	—	(2)
Forfeiture of 4,250 unvested	22	—	(4)	—	18
restricted common units
Periodic cash distributions	(2,849)	(1,377)	(86)	—	(4,312)
Unit based compensation	837	—	—	—	837
Other comprehensive income
reclassified to income on
closed derivative transactions	—	—	—	(5,848)	(5,848)	$(5,848)
Change in fair value of derivatives	—	—	—	(193)	(193)	(193)
Net loss	(15,447)	(7,494)	(468)	—	(23,409)	(23,409)

Comprehensive loss						$(29,450)

Balance, September 30, 2009	$105,226	$(5,816)	$1,645	$(808)	$100,247

The accompanying notes are an integral part of this consolidated financial statement.

6

HILAND PARTNERS, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 and 2008
(in thousands, except unit information or unless otherwise noted)

Note 1:	Organization, Basis of Presentation and Principles of Consolidation

Hiland Partners, LP, a Delaware limited partnership (“we,” “us,” “our” or the “Partnership”), was formed in October 2004 to acquire and operate certain midstream natural gas plants, gathering systems and compression and water injection assets located in the states of Oklahoma, North Dakota, Wyoming, Texas and Mississippi that were previously owned by Continental Gas, Inc. (“CGI”) and Hiland Partners, LLC. We commenced operations on February 15, 2005, and concurrently with the completion of our initial public offering, CGI contributed a substantial portion of its net assets to us. The transfer of ownership of net assets from CGI to us represented a reorganization of entities under common control and was recorded at historical cost. CGI was formed in 1990 as a wholly owned subsidiary of Continental Resources, Inc. (“CLR”).

CGI operated in one segment, midstream, which involved the purchasing, gathering, compressing, dehydrating, treating, processing and marketing of natural gas and fractionating and marketing of natural gas liquids, or NGLs. CGI historically owned all of our natural gas gathering, processing, treating and fractionation assets other than our Worland, Bakken, Kinta Area, Woodford Shale and North Dakota Bakken gathering systems. Hiland Partners, LLC historically owned our Worland gathering system and our compression services assets, which we acquired on February 15, 2005, and our Bakken gathering system. Since our initial public offering, we have operated in midstream and compression services segments. On September 26, 2005, we acquired Hiland Partners, LLC, which at such time owned the Bakken gathering system, consisting of certain southeastern Montana gathering assets, for $92.7 million, $35.0 million of which was used to retire outstanding Hiland Partners, LLC indebtedness. On May 1, 2006, we acquired the Kinta Area gathering assets from Enogex Gas Gathering, L.L.C., consisting of certain eastern Oklahoma gas gathering assets, for $96.4 million. We financed this acquisition with $61.2 million of borrowings from our credit facility and $35.0 million of proceeds from the issuance to Hiland Partners GP, LLC, our general partner, of 761,714 common units and 15,545 general partner equivalent units, both at $45.03 per unit. We began construction of the Woodford Shale gathering system in the first quarter of 2007 and commenced initial start-up of its operations in April 2007. Construction on the North Dakota Bakken gathering system and processing plant began in October 2008 and became fully operational in May 2009. As of September 30, 2009, we have invested approximately $24.0 million in the North Dakota Bakken gathering system.

The unaudited financial statements for the three and nine months ended September 30, 2009 and 2008 included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”). The interim financial statements reflect all adjustments, which in the opinion of our management, are necessary for a fair presentation of our results for the interim periods. Such adjustments are considered to be of a normal recurring nature. Subsequent events have been evaluated through November 8, 2009. Results of operations for the three and nine months ended September 30, 2009 are not necessarily indicative of the results of operations that will be realized for the year ending December 31, 2009. The accompanying consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Principles of Consolidation

The consolidated financial statements include our accounts and those of our subsidiaries. All significant intercompany transactions and balances have been eliminated.

7

HILAND PARTNERS, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Concentration and Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist principally of cash and cash equivalents and receivables. We place our cash and cash equivalents with high-quality institutions and in money market funds. We derive our revenue from customers primarily in the oil and gas and utility industries. These industry concentrations have the potential to impact our overall exposure to credit risk, either positively or negatively, in that our customers could be affected by similar changes in economic, industry or other conditions. However, we believe that the credit risk posed by this industry concentration is offset by the creditworthiness of our customer base. Our portfolio of accounts receivable is comprised primarily of mid-size to large domestic corporate entities. The counterparties to our commodity based derivative instruments as of September 30, 2009 are BP Energy Company and Bank of Oklahoma, N.A. Our counterparty to our interest rate swap is Wells Fargo Bank, N.A.

Fair Value of Financial Instruments

Our financial instruments, which require fair value disclosure, consist primarily of cash and cash equivalents, accounts receivable, financial derivatives, accounts payable and long-term debt. The carrying value of cash and cash equivalents, accounts receivable and accounts payable are considered to be representative of their respective fair values, due to the short maturity of these instruments. Derivative instruments are reported in the accompanying consolidated financial statements at fair value. Fair value of our derivative instruments is determined based on management estimates through utilization of market data including forecasted forward natural gas and NGL prices as a function of forward New York Mercantile Exchange (“NYMEX”) natural gas and light crude prices and forecasted forward interest rates as a function of forward London Interbank Offered Rate (“LIBOR”) interest rates. The fair value of long-term debt approximates its carrying value due to the variable interest rate feature of such debt.

Interest Rate Risk Management

We are exposed to interest rate risk on our variable rate bank credit facility. We manage a portion of our interest rate exposure by utilizing an interest rate swap to convert a portion of variable rate debt into fixed rate debt. The swap fixes the one month LIBOR rate at the indicated rates for a specified amount of related debt outstanding over the term of the swap agreement. We have elected to designate the interest rate swap as a cash flow hedge for accounting treatment. Accordingly, unrealized gains and losses relating to the interest rate swap are recorded in accumulated other comprehensive income until the related interest rate expense is recognized in earnings. Any ineffective portion of the gain or loss is recognized in earnings immediately.

Commodity Risk Management

We engage in price risk management activities in order to minimize the risk from market fluctuation in the prices of natural gas and NGLs. To qualify as an accounting hedge, the price movements in the commodity derivatives must be highly correlated with the underlying hedged commodity. Gains and losses related to commodity derivatives that qualify as accounting hedges are recognized in income when the underlying hedged physical transaction closes and are included in the consolidated statement of operations as revenues from midstream operations. Gains and losses related to commodity derivatives that are not designated as accounting hedges or do not qualify as accounting hedges are recognized in income immediately and are included in revenues from midstream operations in the consolidated statement of operations.

8

HILAND PARTNERS, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

US GAAP requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. However, if a derivative does qualify for hedge accounting, depending on the nature of the hedge, changes in fair value can be offset against the change in fair value of the hedged item through earnings or recognized in accumulated other comprehensive income until such time as the hedged item is recognized in earnings. To qualify for cash flow hedge accounting, the cash flows from the hedging instrument must be highly effective in offsetting changes in cash flows due to changes in the underlying item being hedged. In addition, all hedging relationships must be designated, documented and reassessed periodically. Certain normal purchases and normal sales contracts are not subject to fair value measurement. Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or a derivative instrument that will be delivered in quantities expected to be used or sold by the reporting entity over a reasonable period in the normal course of business.

Our derivative financial instruments that qualify for hedge accounting are designated as cash flow hedges. The cash flow hedge instruments hedge the exposure of variability in expected future cash flows that is attributable to a particular risk. The effective portion of the gain or loss on these derivative instruments is recorded in accumulated other comprehensive income in partners’ equity and reclassified into earnings in the same period in which the hedged transaction closes. The assets or liabilities related to the derivative instruments are recorded on the balance sheet as fair value of derivative assets or liabilities. Any ineffective portion of the gain or loss is recognized in earnings immediately.

Long Lived Assets

We evaluate our long-lived assets of identifiable business activities for impairment when events or changes in circumstances indicate, in our management’s judgment, that the carrying value of such assets may not be recoverable. The determination of whether impairment has occurred is based on our management’s estimate of undiscounted future cash flows attributable to the assets as compared to the carrying value of the assets. If impairment has occurred, the amount of the impairment recognized is determined by estimating the fair value of the assets and recording a provision for loss if the carrying value is greater than the fair value. For assets identified to be disposed of in the future, the carrying value of these assets is compared to the estimated fair value less the cost to sell to determine if impairment is required. Until the assets are disposed of, an estimate of the fair value is re-determined when related events or circumstances change.

When determining whether impairment of one or more of our long-lived assets has occurred, we estimate the undiscounted future cash flows attributable to the asset or asset group. Estimates of cash flows are based on assumptions regarding the volume of reserves providing asset cash flow, future natural gas and NGL product prices, estimated future operating and maintenance capital expenditures. The amount of reserves and drilling activities are dependent in part on natural gas and crude oil prices. Projections of reserves, future commodity prices and operating and maintenance capital expenditures are inherently subjective and contingent upon a number of variable factors, including, but not limited to:

•	changes in general economic conditions in regions in which the assets are located;

•	the availability and prices of NGLs and NGL products and competing commodities;

•	the availability and prices of raw natural gas supply;

•	our ability to negotiate favorable marketing agreements;

•	the risks that third party oil and gas exploration and production activities will not occur or be successful;

•	our dependence on certain significant customers and producers of natural gas; and

•	competition from other midstream service providers and processors, including major energy companies.

9

HILAND PARTNERS, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Any significant variance in any of the above assumptions or factors could materially affect our cash flows, which could require us to record an impairment of an asset.

As a result of recent volume declines and projected future volume declines at our Kinta Area gathering system located in southeastern Oklahoma, we recognized impairment charges of $20,500 in September 2009. Additionally, as a result of volume declines at our natural gas gathering systems located in Texas and Mississippi, combined with significantly reduced natural gas prices, we recognized impairment charges of $950 in March 2009. No impairment charges were recognized during the three and nine months ended September 30, 2008.

Comprehensive Income (Loss)

Comprehensive income (loss) includes net income (loss) and other comprehensive income, which includes, but is not limited to, changes in the fair value of derivative financial instruments. For derivatives qualifying as accounting hedges, the effective portion of changes in fair value is recognized in partners’ equity as accumulated other comprehensive income and reclassified to earnings when the underlying hedged physical transaction closes. Our comprehensive income (loss) for the three and nine months ended September 30, 2009 and 2008 is presented in the table below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Net (loss) income	$(19,548)	$18,641	$(23,409)	$17,460
Closed derivative transactions reclassified to income	(1,969)	1,395	(5,848)	6,478
Change in fair value of derivatives	(1,143)	13,219	(193)	2,965

Comprehensive (loss) income	$(22,660)	$33,255	$(29,450)	$26,903

Net Income (Loss) per Limited Partners’ Unit

Net income (loss) per limited partners’ unit is computed based on the weighted-average number of common and subordinated units outstanding during the period. The computation of diluted net income (loss) per limited partner unit further assumes the dilutive effect of unit options and restricted and phantom units. Net income (loss) per limited partners’ unit is computed by dividing net income (loss) applicable to limited partners, after deducting the general partner’s 2% interest and incentive distributions, by both the basic and diluted weighted-average number of limited partnership units outstanding.

Recent Accounting Pronouncements

In September 2009, the FASB issued new authoritative accounting guidance, effective for financial statements issued for interim and annual periods ending after September 15, 2009, which identifies the FASB Accounting Standards Codification (“Codification”) as the authoritative source of GAAP in the United States. Rules and interpretive releases of the SEC under federal securities laws are also sources of authoritative GAAP for SEC registrants. Codification is not intended to change GAAP. The adoption of this new accounting guidance had no impact on our financial statements and disclosures therein.

In May 2009, the FASB issued new authoritative accounting guidance on subsequent events that establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This new accounting guidance is effective for interim or annual periods ending after June 15, 2009. The adoption of this new guidance was effective June 30, 2009 and did not have a material impact on our financial statements and disclosures therein.

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In April 2009, the FASB issued new authoritative accounting guidance on interim disclosures about fair value of financial instruments which expands the fair value disclosures required for all financial instruments to interim periods. This new guidance also requires entities to disclose in interim periods the methods and significant assumptions used to estimate the fair value of financial instruments. This new accounting guidance is effective for interim reporting periods ending after June 15, 2009. The adoption of this new guidance was effective June 30, 2009 and did not have a material impact on our financial statements and disclosures therein.

In April 2009, the FASB revised the authoritative guidance related to the initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. Generally, assets acquired and liabilities assumed in a business combination that arise from contingencies must be recognized at fair value at the acquisition date. This guidance was adopted January 1, 2009. As this guidance is applied prospectively to business combinations with an acquisition date on or after the date the guidance became effective, the impact cannot be determined until the transactions occur. No such transactions have occurred during 2009.

In April 2008, the FASB issued amended guidance on the factors that an entity should consider in developing renewal or extension assumptions used in determining the useful life of recognized intangible assets, including goodwill. In determining the useful life of an acquired intangible asset, this guidance removes the requirement for an entity to consider whether renewal of the intangible asset requires significant costs or material modifications to the related arrangement and replaces the previous useful life assessment criteria with a requirement that an entity considers its own experience or market participant assumptions in renewing similar arrangements. This guidance was adopted effective January 1, 2009, and will apply to future intangible assets acquired. We don’t believe the adoption will have a material impact on our financial position, results of operations or cash flows.

In March 2008, the FASB amended and expanded the disclosure requirements related to derivative instruments and hedging activities to improve transparency in financial reporting by requiring enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance, and cash flows. The revised guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. This guidance was adopted effective January 1, 2009 and did not have a material impact on our financial statements and disclosures therein.

In March 2008, the FASB issued authoritative accounting guidance which requires the calculation of a Master Limited Partnership’s (“MLPs”) net earnings per limited partner unit for each period presented according to distributions declared and participation rights in undistributed earnings as if all of the earnings for that period had been distributed. In periods with undistributed earnings above specified levels, the calculation per the two-class method results in an increased allocation of such undistributed earnings to the general partner and a dilution of earnings to the limited partners. This guidance was adopted effective January 1, 2009 and did not have a significant impact on our financial statements and disclosures therein.

In December 2007, the FASB revised the authoritative guidance for business combinations which provides guidance for how the acquirer recognizes and measures goodwill acquired in the business combination or a gain from a bargain purchase, the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree. This guidance also determines what information to disclose to enable users to be able to evaluate the nature and financial effects of the business combination. This guidance was adopted effective January 1, 2009 and will apply to future business combinations.

In December 2007, the FASB issued authoritative guidance clarifying that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This guidance requires the equity amount of consolidated net income

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attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated income statement and that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently and similarly as equity transactions. Consolidated net income and comprehensive income are now determined without deducting minority interest; however, earnings-per-share information continues to be calculated on the basis of the net income attributable to the parent’s shareholders. Additionally, this guidance establishes a single method for accounting for changes in a parent’s ownership interest in a subsidiary that does not result in deconsolidation and that the parent recognize a gain or loss in net income when a subsidiary is deconsolidated. This guidance is effective for fiscal years beginning on or after December 15, 2008, was adopted effective January 1, 2009 and did not have a material impact on our financial position, results of operations or cash flows.

In February 2007, the FASB expanded guidance on fair value measurements which expands opportunities to use fair value measurement in financial reporting and permits entities to choose to measure many financial instruments and certain other items at fair value. This guidance was adopted effective January 1, 2008, at which time no financial assets or liabilities, not previously required to be recorded at fair value by other authoritative literature, were designated to be recorded at fair value. The adoption of this guidance did not have any impact on our financial position, results of operations or cash flows.

In September 2006, the FASB issued new authoritative accounting guidance for fair value measurements, which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”) such as fair value hierarchy used to classify the source of information used in fair value measurements (i.e., market based or non-market based) and expands disclosure about fair value measurements based on their level in the hierarchy. This guidance establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value and defines three levels of inputs that may be used to measure fair value. Level 1 refers to assets that have observable market prices, level 2 assets do not have an “observable price” but do have inputs that are based on such prices in which components have observable data points and level 3 refers to assets in which one or more of the inputs do not have observable prices and calibrated model parameters, valuation techniques or management’s assumptions are used to derive the fair value. This guidance was adopted effective January 1, 2009 and did not have a material impact on our financial statements or disclosures therein.

Note 2:	Merger Agreements

On November 3, 2009, the Partnership amended its merger agreement with affiliates of Harold Hamm, pursuant to which Mr. Hamm’s affiliates had agreed to acquire all of the outstanding common units of the Partnership (other than certain restricted common units owned by officers and employees) not owned by Hiland Holdings (the “Hiland Partners Merger”). The amendment increased the consideration payable to common unitholders of the Partnership from $7.75 to $10.00 per common unit and extended the end date under the merger agreement to December 11, 2009. On the same day, Hiland Holdings amended its merger agreement with affiliates of Harold Hamm, pursuant to which Mr. Hamm’s affiliates had agreed to acquire all of the outstanding common units of Hiland Holdings (other than certain restricted common units owned by officers and employees) not owned by Mr. Hamm, his affiliates and the Hamm family trusts (the “Hiland Holdings Merger”). The amendment increased the consideration payable to common unitholders of Hiland Holdings from $2.40 to $3.20 per common unit and extended the end date under the merger agreement to December 11, 2009.

Upon consummation of the mergers, the common units of the Hiland companies will no longer be publicly owned or publicly traded. Conflicts committees comprised entirely of independent members of the boards of directors of the general partners of the Partnership and Hiland Holdings separately determined that

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the merger agreements, as amended, and the mergers are advisable, fair to and in the best interests of the applicable Hiland company and its public unitholders. In determining to make their recommendations to the boards of directors, each conflicts committee considered, among other things, the opinion received from its respective financial advisor related to the fairness of the increased merger consideration. Based on the recommendation of its conflicts committee, the board of directors of the general partner of each of the Partnership and Hiland Holdings has approved the applicable merger agreement and has recommended, along with its respective conflicts committee, that the public unitholders of the Partnership and Hiland Holdings, respectively, approve the applicable merger. Consummation of the Hiland Partners Merger is subject to certain conditions, including the approval of holders of a majority of our outstanding common units not owned by the general partner of the Partnership and its affiliates, including Hiland Holdings, the absence of any restraining order or injunction, and other customary closing conditions. Additionally, the obligation of Mr. Hamm and his affiliates to complete the Hiland Partners Merger is contingent upon the concurrent completion of the Hiland Holdings Merger, and the Hiland Holdings Merger is subject to closing conditions similar to those described above. There can be no assurance that the Hiland Partners Merger or any other transaction will be approved or consummated.

In connection with amending the merger agreements, each Hiland company has adjourned its special meeting of unitholders until December 4, 2009, to allow the unitholders of each Hiland company additional time to consider the proposals to approve the applicable merger agreement and merger. The Partnership and Hiland Holdings intend to file with the SEC a supplement to the definitive joint proxy statement on Schedule 14A, which, upon clearance by the SEC, the Hiland companies intend to mail to all holders of record of the Hiland companies as of September 9, 2009, the record date for the special meetings. The definitive joint proxy statement on Schedule 14A was filed with the SEC on September 11, 2009 and first mailed to unitholders on or around September 16, 2009.

Each of the Hiland companies had previously amended the respective merger agreement between that Hiland company and affiliates of Harold Hamm on October 26, 2009 to extend the end date under the merger agreement from November 1 to November 6. Those amendments were to provide the boards of directors and conflicts committees of each of the Hiland companies additional time to consider the proposals made by Harold Hamm in letters delivered to the conflicts committees on October 26, 2009, to increase the consideration payable to common unitholders of the Partnership and Hiland Holdings under the respective merger agreements.

On July 10, 2009, the United States Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Act with respect to the Hiland Partners Merger.

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Note 3:	Property and Equipment and Asset Retirement Obligations

Property and equipment consisted of the following for the periods indicated:

	As of	As of
	September 30,	December 31,
	2009	2008

Land	$295	$295
Construction in progress	2,558	15,583
Midstream pipeline, plants and compressors	441,853	405,842
Compression and water injection equipment	19,421	19,391
Other	4,987	4,621

	469,114	445,732
Less: accumulated depreciation and amortization	146,433	99,877

	$322,681	$345,855

As a result of recent volume declines and projected future volume declines at our Kinta Area gathering system located in southeastern Oklahoma, we recognized impairment charges consisting of right-of-ways, pipelines, compressors and related equipment of $18,854 in September 2009. Additionally, as a result of volume declines at our natural gas gathering systems located in Texas and Mississippi, combined with significantly reduced natural gas prices, we recognized impairment charges of $950 in March 2009. No impairment charges were recognized during the three and nine months ended September 30, 2008. During the three and nine months ended September 30, 2009, we capitalized interest of $2 and $106, respectively. We capitalized interest of $5 and $160 during the three and nine months ended September 30, 2008, respectively.

We recorded the fair value of liabilities for asset retirement obligations in the periods in which they are incurred with corresponding increases in the carrying amounts of the related long-lived assets. The asset retirement costs are subsequently allocated to expense using a systematic and rational method and the liabilities are accreted to measure the change in liability due to the passage of time. Our asset retirement obligations primarily relate to dismantlement and site restoration of certain of our plants, pipelines and compressor stations. We have evaluated our asset retirement obligations as of September 30, 2009 and have determined that revisions in the carrying values are not necessary at this time.

The following table summarizes our activity related to asset retirement obligations for the indicated period:

Asset retirement obligation, January 1, 2009	$2,483
Less: obligation extinguished	(17)
Add: additions on leased locations	10
Add: accretion expense	117

Asset retirement obligation, September 30, 2009	$2,593

Note 4:	Intangible Assets

Intangible assets consist of the acquired value of customer relationships and existing contracts to purchase, gather and sell natural gas and other NGLs and compression contracts, which do not have significant residual value. The customer relationships and the contracts are being amortized over their estimated lives of ten years. We review intangible assets for impairment whenever events or circumstances indicate that the carrying amounts may not be recoverable. If such a review should indicate that the carrying amount of intangible assets is not recoverable, we reduce the carrying amount of such assets to fair value based on the

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discounted probable cash flows of the intangible assets. As a result of recent volume declines and projected future volume declines at our Kinta Area gathering system located in southeastern Oklahoma, we recognized impairment charges related to customer relationships of $1,646 in September 2009. No impairments of intangible assets were recorded during the three and nine months ended September 30, 2008.

Intangible assets consisted of the following for the periods indicated:

	As of	As of
	September 30,	December 31,
	2009	2008

Gas sales contracts	$25,585	$25,585
Compression contracts	18,515	18,515
Customer relationships	10,492	10,492

	54,592	54,592
Less accumulated amortization	24,690	18,950

Intangible assets, net	$29,902	$35,642

During each of the three months ended September 30, 2009 and 2008, we recorded $1,365 of amortization expense. During each of the nine months ended September 30, 2009 and 2008, we recorded $4,094 of amortization expense. Estimated aggregate amortization expense for the remainder of 2009 is $1,303 and $5,209 for each of the four succeeding fiscal years from 2010 through 2013 and a total of $7,763 for all years thereafter.

Note 5:	Derivatives

Interest Rate Swap

We are subject to interest rate risk on our credit facility and have entered into an interest rate swap to reduce this risk. We entered into a one year interest rate swap agreement with our counterparty on October 7, 2008 for the period from January 2009 through December 2009 at a rate of 2.245% on a notional amount of $100.0 million. The swap fixes the one month LIBOR rate at 2.245% for the notional amount of debt outstanding over the term of the swap agreement. During the three and nine months ended September 30, 2009, one month LIBOR interest rates were lower than the contracted fixed interest rate of 2.245%. Consequently, for the three and nine months ended September 30, 2009, we incurred additional interest expense of $501 and $1,406, respectively, upon monthly settlements of the interest rate swap agreement.

The following table provides information about our interest rate swap at September 30, 2009 for the periods indicated:

	Notional	Interest	Fair Value
Description and Period	Amount	Rate	(Liability)

Interest Rate Swap
October 2009 — December 2009	$100,000	2.245%	$(512)

Commodity Swaps

We have entered into certain derivative contracts that are classified as cash flow hedges which relate to forecasted natural gas sales in 2009 and 2010. We entered into these financial swap instruments to hedge forecasted natural gas sales against the variability in expected future cash flows attributable to changes in commodity prices. Under these swap agreements with our counterparties, we receive a fixed price and pay a floating price based on certain indices for the relevant contract period as the underlying natural gas is sold.

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We formally document all relationships between hedging instruments and the items being hedged, including our risk management objective and strategy for undertaking the hedging transactions. This includes matching the natural gas futures, the “sold fixed for floating price” or “buy fixed for floating price” contracts, to the forecasted transactions. We assess, both at the inception of the hedge and on an ongoing basis, whether the derivatives are highly effective in offsetting changes in the fair value of hedged items. Highly effective is deemed to be a correlation range from 80% to 125% of the change in cash flows of the derivative in offsetting the cash flows of the hedged transaction. If it is determined that a derivative is not highly effective as a hedge or it has ceased to be a highly effective hedge, due to the loss of correlation between changes in natural gas reference prices under a hedging instrument and actual natural gas prices, we will discontinue hedge accounting for the derivative and subsequent changes in fair value for the derivative will be recognized immediately into earnings. We assess effectiveness using regression analysis and measure ineffectiveness using the dollar offset method.

Derivatives are recorded on our consolidated balance sheet as assets or liabilities at fair value. For derivatives qualifying as hedges, the effective portion of changes in fair value are recognized in partners’ equity as accumulated other comprehensive income (loss) and reclassified to earnings when the underlying hedged transaction closes. The ineffective portions of qualifying derivatives are recognized in earnings as they occur. Actual amounts that will be reclassified will vary as a result of future changes in prices. Hedge ineffectiveness is recorded in income while the hedge contract is open and may increase or decrease until settlement of the contract. Realized cash gains and losses on closed/settled instruments and hedge ineffectiveness are reflected in the contract month being hedged as an adjustment to our midstream revenue.

On June 26, 2009, we unwound (cash settled) a 2010 coupled qualified hedge for a discounted net amount of $3,155 and entered into a new cash flow swap agreement for the same underlying forecasted natural gas sales which settle in the same monthly periods in 2010. The coupled qualified hedge we cash settled on June 26, 2009 consisted of a receipt of $4,499 from one counterparty offset by a payment of $1,344 to another counterparty. Of the $4,499 cash received, $3,571 had previously been recognized as midstream revenues in 2008 as the hedge, at that time, did not qualify for hedge accounting. The net unrecognized loss of $416 has been recorded to accumulated other comprehensive income and will be recorded as reductions in midstream revenues as the hedged transactions settle in 2010. Under the terms of the new derivative contract, we receive a fixed price of $5.08 and pay a floating CIG index price for the same relevant volumes and contract period as the underlying natural gas is sold.

On October 1, 2009, we entered into a financial swap agreement related to forecasted natural gas sales in 2010 whereby we receive a fixed price and pay a floating price based on NYMEX Henry Hub pricing for the relevant contract period as the underlying natural gas is sold. This swap agreement with BP Energy Company replaces a previous swap agreement we entered into with Bank of Oklahoma, N.A. on May 27, 2008. The terms of the new swap agreement are identical to the May 27, 2008 swap agreement. The new swap agreement is coupled with a derivative contract entered into on January 13, 2009 whereby we receive a floating NYMEX Henry Hub index price less a differential of $2.13 and pay a CIG index price for the same relevant volumes and contract period as the underlying natural gas related to the October 1, 2009 derivative contract is sold, qualifying the coupled agreements for hedge accounting.

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Presented in the table below is information related to our derivatives for the indicated periods:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Net gains (losses) on closed/settled transactions
reclassified from (to) accumulated other
comprehensive income	$1,969	$(1,395)	$5,848	$(6,478)
Increases (decreases) in fair values of open
derivatives recorded to (from) accumulated
other comprehensive income	$(1,143)	$13,219	$(193)	$2,965
Unrealized non-cash gains (losses) on ineffective
portions of qualifying derivative transactions	$(238)	$133	$9	$128
Unrealized non-cash gains on
non-qualifying derivatives	$—	$5,487	$—	$3,557

At September 30, 2009, our accumulated other comprehensive income (loss) was $(808). Of this amount, we anticipate $1,786 will be reclassified to earnings during the next twelve months and $(2,594) will be reclassified to earnings in subsequent periods.

The fair value of derivative assets and liabilities are as follows for the indicated periods:

	As of	As of
	September 30,	December 31,
	2009	2008

Fair value of derivative assets — current	$3,860	$6,851
Fair value of derivative assets — long term	608	7,141
Fair value of derivative liabilities — current	(835)	(1,439)
Fair value of derivative liabilities — long term	(267)	—

Net fair value of derivatives	$3,366	$12,553

The terms of our derivative contracts currently extend as far as December 2010. At September 30, 2009, the counterparties to our commodity-based derivative contracts were BP Energy Company and Bank of Oklahoma, N.A. Effective October 1, 2009, the counterparty to our commodity-based derivative contracts is BP Energy Company. Our counterparty to our interest rate swap is Wells Fargo Bank, N.A.

The following table provides information about our commodity derivative instruments at September 30, 2009 for the periods indicated:

		Average	Fair
		Fixed	Value
Description and Production Period	Volume	Price	Asset
	(MMBtu)	(Per MMBtu)

Natural Gas — Sold Fixed for Floating Price Swaps
October 2009 — September 2010	2,136,000	$6.87	$3,537
October 2010 — December 2010	534,000	$6.73	341

			$3,878

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Note 6:	Fair Value Measurements

We adopted FASB authoritative accounting guidance on fair value measurement beginning in the first quarter of 2008. We adopted amended guidance for nonfinancial assets and nonfinancial liabilities measured at fair value, except those that are recognized or disclosed on a recurring basis (at least annually) effective January 1, 2009, which applies to nonfinancial assets and liabilities measured at fair value in a business combination; impaired properties, plants and equipment; intangible assets and goodwill; and initial recognition of asset retirement obligations and restructuring costs for which we use fair value. The adopted fair value guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and establishes a framework for measuring fair value in GAAP such as fair value hierarchy used to classify the source of information used in fair value measurements (i.e., market based or non-market based) and expands disclosure about fair value measurements based on their level in the hierarchy. The adopted fair value guidance further establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The fair value hierarchy defines three levels of inputs that may be used to measure fair value. Level 1 refers to assets that have observable market prices, level 2 assets do not have an “observable price” but do have inputs that are based on such prices in which components have observable data points and level 3 refers to assets in which one or more of the inputs do not have observable prices and calibrated model parameters, valuation techniques or management’s assumptions are used to derive the fair value.

US GAAP requires derivatives and other financial instruments be measured at fair value at initial recognition and for all subsequent periods. We use the fair value methodology to value assets and liabilities for our outstanding fixed price cash flow swap derivative contracts. Valuations of our natural gas derivative contracts are based on published forward price curves for natural gas and, as such, are defined as Level 2 fair value hierarchy assets and liabilities. We valued our interest rate-based derivative on a comparative mark-to-market value received from our counterparty and, as such, is defined as Level 3. The following table represents the fair value hierarchy for our assets and liabilities measured at fair value on a recurring basis at September 30, 2009:

	Level 1	Level 2	Level 3	Total

Commodity — based derivative assets	$ —	$4,468	$—	$4,468
Commodity — based derivative liabilities	—	(590)	—	(590)
Interest — based derivative liabilities	—	—	(512)	(512)

Total	$ —	$3,878	$(512)	$3,366

The following table provides a summary of changes in the fair value of our Level 3 interest rate-based derivative for the nine months ended September 30, 2009:

Balance, January 1, 2009	$(1,439)
Cash settlements from other comprehensive income	1,406
Change in fair value of derivative	(479)

Balance, September 30, 2009	$(512)

We review properties for impairment when events and circumstances indicate a possible decline in the recoverability of the carrying value of such property. We compare each property’s estimated expected future cash flows to the carrying amount of the property to determine if the carrying amount is recoverable. If the carrying amount of the property exceeds its estimated undiscounted future cash flows, the carrying amount of the property is reduced to its estimated fair value. Fair value may be estimated using comparable market data, a discounted cash flow method, or a combination of the two. In the discounted cash flow method, estimated

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future cash flows are based on management’s expectations for the future and include estimates of future oil and gas reserves, commodity prices based on commodity futures price strips as of the date of the estimate, operating and development costs, and a risk-adjusted discount rate.

As a result of recent volume declines and projected future volume declines at our Kinta Area gathering system located in southeastern Oklahoma, we determined that tangible and intangible carrying amounts totaling approximately $20,500 were not recoverable from future cash flows and, therefore, were impaired at September 30, 2009. We reduced the carrying amounts of these nonrecurring level 3 hierarchy assets to their estimated fair values of approximately $72,600 by using a combination of estimated future cash flows and comparable market data. Additionally, as a result of volumes declines combined with significantly reduced natural gas prices, we determined that carrying amounts totaling approximately $950 related to natural gas gathering systems located in Texas and Mississippi were not recoverable from future cash flows and, therefore, were impaired at March 31, 2009. We reduced the carrying amounts of these nonrecurring level 3 hierarchy assets to their estimated fair values of approximately $249 by using the discounted cash flow method described above, as comparable market data was not available.

Note 7:	Long-Term Debt

Long-term debt consisted of the following for the indicated periods:

	As of	As of
	September 30,	December 31,
	2009	2008

Credit facility	$253,064	$252,064
Capital lease obligations	4,492	5,051

	257,556	257,115
Less: current portion of capital lease obligations	622	649

Long-term debt	$256,934	$256,466

Credit Facility.  Our borrowing capacity under our senior secured revolving credit facility, as amended, is $300.0 million, consisting of a $291.0 million senior secured revolving credit facility to be used for funding acquisitions and other capital expenditures, issuance of letters of credit and general corporate purposes (the “Acquisition Facility”) and a $9.0 million senior secured revolving credit facility to be used for working capital and to fund distributions (the “Working Capital Facility”).

In addition, the senior secured revolving credit facility provides for an accordion feature, which permits us, if certain conditions are met, to increase the size of the Acquisition Facility by up to $50.0 million and allows for the issuance of letters of credit of up to $15.0 million in the aggregate. The credit facility will mature in May 2011. At that time, the agreement will terminate and all outstanding amounts thereunder will be due and payable.

Our senior secured revolving credit facility requires us to meet certain financial tests, including a maximum consolidated funded debt to EBITDA covenant ratio of 4.0 to 1.0 as of the last day of any fiscal quarter; provided that in the event that we make certain permitted acquisitions or capital expenditures, this ratio may be increased to 4.75 to 1.0 for the three fiscal quarters following the quarter in which such permitted acquisition or capital expenditure occurs. We met the permitted capital expenditure requirements for the four quarter period ended March 31, 2009 and elected to increase the ratio to 4.75 to 1.0 on March 31, 2009 for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009. During this step-up period, the applicable margin with respect to loans under the credit facility increases by 35 basis points per annum and the unused commitment fee increases by 12.5 basis points per annum. The ratio will revert back to 4.0 to 1.0 for the quarter ended December 31, 2009. If commodity prices and inlet natural gas volumes do not improve

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above the current forward prices and expected inlet natural gas volumes for the fourth quarter of 2009, the Partnership could be in violation of the maximum consolidated funded debt to EBITDA covenant ratio as early as December 31, 2009, unless this ratio is amended, the Partnership receives an infusion of equity capital, the Partnership’s debt is restructured or the Partnership is able to monetize “in-the-money” hedge positions. Management is continuing discussions with certain lenders under the credit facility as to ways to address a potential covenant violation. While no potential solution has been agreed to, the Partnership expects that any solution will require the assessment of fees and increased rates, the infusion of additional equity capital or the incurrence of subordinated indebtedness by the Partnership and the suspension of distributions for a certain period of time. There can be no assurance that any such agreement will be reached with the lenders, that any required equity or debt financing will be available to the Partnership, or that the Partnership will have sufficient “in-the-money” hedges to monetize to address the maximum consolidated funded debt to EBITDA covenant ratio.

Upon the occurrence of an event of default as defined in the credit facility, the lenders may, among other things, be able to accelerate the maturity of the credit facility and exercise other rights and remedies as set forth in the credit facility.

Our obligations under the credit facility are secured by substantially all of our assets and guaranteed by us, and all of our subsidiaries, other than our operating company, which is the borrower under the credit facility.

Indebtedness under the credit facility will bear interest, at our option, at either (i) an Alternate Base Rate plus an applicable margin ranging from 50 to 125 basis points per annum or (ii) LIBOR plus an applicable margin ranging from 150 to 225 basis points per annum based on our ratio of consolidated funded debt to EBITDA. The Alternate Base Rate is a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the base CD rate in effect on such day plus 1.50% and (c) the Federal Funds effective rate in effect on such day plus 1/2 of 1%. We have elected for the indebtedness to bear interest at LIBOR plus the applicable margin. A letter of credit fee will be payable for the aggregate amount of letters of credit issued under the credit facility at a percentage per annum equal to 1.0%. An unused commitment fee ranging from 25 to 50 basis points per annum based on our ratio of consolidated funded debt to EBITDA will be payable on the unused portion of the credit facility. During the step-up period, the applicable margin with respect to loans under the credit facility will be increased by 35 basis points per annum and the unused commitment fee will be increased by 12.5 basis points per annum. At September 30, 2009, the interest rate on outstanding borrowings from our credit facility was 2.87%.

We are subject to interest rate risk on our credit facility and have entered into an interest rate swap to reduce this risk. See Note 5 “Derivatives” for a discussion of our interest rate swap.

The credit facility prohibits us from making distributions to unitholders if any default or event of default, as defined in the credit facility, has occurred and is continuing or would result from such distributions. In addition, the credit facility contains various covenants that limit, among other things, subject to certain exceptions and negotiated “baskets,” our ability to incur indebtedness, grant liens, make certain loans, acquisitions and investments, make any material changes to the nature of its business, amend its material agreements, including the Omnibus Agreement, which contains non-compete and indemnity provisions, or enter into a merger, consolidation or sale of assets.

The credit facility defines EBITDA as our consolidated net income (loss), plus income tax expense, interest expense, depreciation, amortization and accretion expense, amortization of intangibles and organizational costs, non-cash unit based compensation expense, and adjustments for non-cash gains and losses on specified derivative transactions and for other extraordinary or non-recurring items.

The credit facility limits distributions to our unitholders to available cash, as defined by the agreement, and borrowings to fund such distributions are only permitted under the revolving working capital facility. The

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revolving working capital facility is subject to an annual “clean-down” period of 15 consecutive days in which the amount outstanding under the revolving working capital facility is reduced to zero.

As of September 30, 2009, we had $253.1 million outstanding under the credit facility and were in compliance with its financial covenants. Our EBITDA to interest expense ratio was 4.93 to 1.0 and our consolidated funded debt to EBITDA ratio was 4.50 to 1.0.

Capital Lease Obligations.  We are obligated under two separate capital lease agreements entered into with respect to our Bakken and Badlands gathering systems in the third quarter of 2007. Under the terms of a capital lease agreement for a rail loading facility and an associated products pipeline at our Bakken gathering system, we are repaying a counterparty a predetermined amount over a period of eight years. Once fully paid, title to the leased assets will transfer to us no later than the end of the eight-year period commencing from the inception date of the lease. We also incurred a capital lease obligation to a counterparty for the aid to construct several electric substations at our Badlands gathering system which, by agreement, is being repaid in equal monthly installments over a period of five years.

During the three and nine months ended September 30, 2009, we made principal payments of $210 and $560, respectively, on the above described capital lease obligations. The current portion of the capital lease obligations presented in the table above is included in accrued liabilities and other in the balance sheet.

Note 8:	Share-Based Compensation

Our general partner, Hiland Partners GP, LLC adopted the Hiland Partners, LP Long-Term Incentive Plan for its employees and directors of our general partner and employees of its affiliates. The long-term incentive plan currently permits an aggregate of 680,000 common units to be issued with respect to unit options, restricted units and phantom units granted under the plan. No more than 225,000 of the 680,000 common units may be issued with respect to vested restricted or phantom units. The plan is administered by the compensation committee of our general partner’s board of directors. The plan will continue in effect until the earliest of (i) a date determined by the board of directors of our general partner; (ii) the date common units are no longer available for payment of awards under the plan; or (iii) the tenth anniversary of the plan.

Our general partner’s board of directors or compensation committee may, in their discretion, terminate, suspend or discontinue the long-term incentive plan at any time with respect to any units for which a grant has not yet been made. Our general partner’s board of directors or its compensation committee also has the right to alter or amend the long-term incentive plan or any part of the plan from time to time, including increasing the number of units that may be granted, subject to unitholder approval if required by the exchange upon which the common units are listed at that time. No change in any outstanding grant may be made, however, that would materially impair the rights of the participant without the consent of the participant. Under the unit option grant agreement, granted options of common units vest and become exercisable in one-third increments on the anniversary of the grant date over three years. Vested options are exercisable within the option’s contractual life of ten years after the grant date. Restricted common units granted vest and become exercisable in one-fourth increments on the anniversary of the grant date over four years. A restricted unit is a common unit that is subject to forfeiture, and upon vesting, the grantee receives a common unit that is not subject to forfeiture. Distributions on unvested restricted common units are held in trust by our general partner until the units vest, at which time the distributions are distributed to the grantee. Granted phantom common units are generally more flexible than restricted units and vesting periods and distribution rights may vary with each grant. A phantom unit is a common unit that is subject to forfeiture and is not considered issued until it vests. Upon vesting, holders of phantom units will receive (i) a common unit that is not subject to forfeiture, cash in lieu of the delivery of such unit equal to the fair market value of the unit on the vesting date, or a combination thereof, at the discretion of our general partner’s board of directors and (ii) the distributions held in trust, if applicable, related to the vested units.

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Phantom Units.  On August 8, 2009, 1,875 phantom units awarded to our Chief Operations Officer in August 2008 vested, of which 1,494 were converted to common units and 381 were redeemed.

The following table summarizes information about our phantom units for the nine months ended September 30, 2009:

		Weighted	Weighted
		Average	Average
		Fair Value	Fair Value at
		at Grant	Redemption
Phantom Units	Units	Date ($)	Date ($)

Unvested at January 1, 2009	50,794	$47.74
Granted	—
Vested and converted or redeemed	(8,250)	$49.34	$7.40
Forfeited	(5,050)	$45.11

Unvested at September 30, 2009	37,494	$47.75

During the three and nine months ended September 30, 2009, we incurred non-cash unit based compensation expense of $189 and $652, respectively, related to phantom units. During the three and nine months ended September 30, 2008, we incurred non-cash unit based compensation expense of $297 and $877, respectively, related to phantom units. We will recognize additional expense of $803 over the next four years, and the additional expense is to be recognized over a weighted average period of 2.2 years.

Restricted Units.  Each non-employee board member of Hiland Partners GP, LLC received an additional 1,000 restricted common units on each anniversary date of the initial reward with the exception of the anniversary date on August 10, 2009. We issued no restricted units during the three and nine months ended September 30, 2009. During the three months ended September 30, 2009, a total of 6,000 restricted common units issued to non-employee board members of our general partner in 2005, 2006, 2007 and 2008 vested and were converted into common units. Non-cash unit based compensation expense related to restricted units issued is to be recognized over their respective four-year vesting period on the graded vesting attribution method.

The following table summarizes information about our restricted units for the nine months ended September 30, 2009.

		Weighted
		Average
		Fair Value
		per Unit
		at Grant
Restricted Units	Units	Date ($)

Unvested at January 1, 2009	18,500	$48.73
Granted	—
Vested	(6,000)	$44.29
Forfeited	(4,250)	$47.56

Unvested at September 30, 2009	8,250	$52.56

Non-cash unit based compensation expense related to the restricted units was $46 and $183 for the three and nine months ended September 30, 2009, respectively, and was $91 and $258 for the three and nine months ended September 30, 2008, respectively. As of September 30, 2009, there was $166 of total unrecognized cost related to the unvested restricted units. This cost is to be recognized over a weighted average period of 2.1 years.

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Unit Options.  At September 30, 2009, all common unit options awarded have vested. The weighted average exercise price of 33,336 outstanding exercisable common unit options at September 30, 2009 is $37.79 per unit, and such common unit options have a weighted average remaining contractual term of 6.2 years. Non-cash unit based compensation expense related to the unit options was insignificant for the three and nine months ended September 30, 2009 and 2008, respectively.

Note 9:	Commitments and Contingencies

We maintain a defined contribution retirement plan for our employees under which we make discretionary contributions to the plan based on a percentage of eligible employees’ compensation. Contributions to the plan are 5.0% of eligible employees’ compensation and resulted in expense for the three months ended September 30, 2009 and 2008 of $100 and $83, respectively, and for the nine months ended September 30, 2009 and 2008 was $290 and $238, respectively.

We maintain our health and workers’ compensation insurance through third-party providers. Property and general liability insurance is also maintained through third-party providers with a $100 deductible on each policy.

The operation of pipelines, plants and other facilities for gathering, compressing, treating, or processing natural gas, NGLs and other products is subject to stringent and complex laws and regulations pertaining to health, safety and the environment. Our management believes that compliance with federal, state and local environmental laws and regulations will not have a material adverse effect on our business, financial position or results of operations.

Although there are no significant regulatory proceedings in which we are currently involved, periodically we may be a party to regulatory proceedings. The results of regulatory proceedings cannot be predicted with certainty; however, our management believes that we presently do not have material potential liability in connection with regulatory proceedings that would have a significant financial impact on our consolidated financial condition, results of operations or cash flows.

We lease certain equipment, vehicles and facilities under operating leases, most of which contain annual renewal options. We also lease office space from a related entity. See Note 11 “Related Party Transactions.” Under these lease agreements, rent expense was $437 and $731, respectively, for the three months ended September 30, 2009 and 2008 and $2,031 and $1,983 for the nine months ended September 30, 2009 and 2008, respectively.

Three putative unitholder class action lawsuits have been filed relating to the Hiland Partners Merger and the Hiland Holdings Merger. These lawsuits are as follows: (i) Robert Pasternack v. Hiland Partners, LP et al., In the Court of Chancery of the State of Delaware, Civil Action No. 4397-VCS; (ii) Andrew Jones v. Hiland Partners, LP et al., In the Court of Chancery of the State of Delaware, Civil Action No. 4558-VCS; and (iii) Arthur G. Rosenberg v. Hiland Partners, LP et al., In the District Court of Garfield County, State of Oklahoma, Case No. C3-09-211-02. The lawsuits name as defendants the Partnership, Hiland Holdings, the general partner of each of the Partnership and Hiland Holdings, and the members of the board of directors of each of the Partnership and Hiland Holdings. The lawsuits challenge both the Hiland Partners Merger and the Hiland Holdings Merger. The lawsuits allege claims of breach of the Partnership Agreement and breach of fiduciary duty on behalf of (i) a purported class of common unitholders of the Partnership and (ii) a purported class of our common unitholders of Hiland Holdings.

On July 10, 2009, the court in which the Oklahoma case is pending granted our motion to stay the Oklahoma lawsuit in favor of the Delaware lawsuits. On July 31, 2009, the plaintiff in the first-filed Delaware case (Pasternack) filed an Amended Class Action Complaint and a motion to enjoin the mergers. This Amended Class Action Complaint alleges, among other things, that (i) the original consideration and revised consideration offered by the Hamm Parties is unfair and inadequate, (ii) the members of the conflicts

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CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

committees of the general partner of each of the Partnership and Hiland Holdings that were charged with reviewing the proposals and making a recommendation to each committee’s respective board of directors lacked any meaningful independence, (iii) the defendants acted in bad faith in recommending and approving the Hiland Partners Merger or the Hiland Holdings Merger, and (iv) the disclosures in the Preliminary Proxy Statement filed by the Partnership and Hiland Holdings are materially misleading. The Pasternack plaintiff seeks to preliminarily enjoin the defendants from proceeding with or consummating the mergers and seeks an order requiring defendants to supplement the Preliminary Proxy Statement with certain information. On August 13, 2009, the Partnership, Hiland Holdings and certain individual defendants moved to dismiss the claims added in the July 31, 2009 Amended Class Action Complaint. The plaintiffs moved to expedite proceedings on September 4, 2009. On September 4, 2009, the plaintiffs filed a motion to expedite the proceedings. On September 9, 2009, the Delaware Chancery Court requested that the defendants file a response to plaintiffs’ motion that same day and set a hearing on plaintiffs’ motion for September 11, 2009. Defendants responded to plaintiffs’ motion as ordered by the Court, and, following the hearing on September 11, 2009, plaintiffs’ motion to expedite the proceedings was denied.

We cannot predict the outcome of these lawsuits, or others, nor can we predict the amount of time and expense that will be required to resolve the lawsuits.

Note 10:	Significant Customers and Suppliers

All of our revenues are domestic revenues. The following table presents our top midstream customers as a percent of total revenue for the periods indicated:

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008

Customer 1	24%	5%	21%	15%
Customer 2	18%	7%	12%	12%
Customer 3	12%	10%	14%	9%
Customer 4	7%	18%	9%	13%
Customer 5	2%	14%	2%	10%

Customer 1 above is SemStream, L.P., a subsidiary of SemGroup, L.P., who filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code on July 22, 2008. In March 2009, we received a good faith deposit from SemStream, L.P. for $3,000 in lieu of renewing a letter of credit to our benefit. The $3,000 deposit received is included in accrued liabilities and other in the balance sheet.

All of our purchases are from domestic sources. The following table presents our top midstream suppliers as a percent of total midstream purchases for the periods indicated:

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008

Supplier 1 (affiliated company)	39%	45%	41%	42%
Supplier 2	20%	14%	19%	15%
Supplier 3	16%	17%	16%	18%

Note 11:	Related Party Transactions

We purchase natural gas and NGLs from affiliated companies. Purchases of product from affiliates totaled $11,740 and $36,279 for the three months ended September 30, 2009 and 2008, respectively and totaled $35,538 and $99,328 for the nine months ended September 30, 2009 and 2008, respectively. We also sell natural gas and NGLs to affiliated companies. Sales of product to affiliates totaled $626 and $7,390 for the

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three months ended September 30, 2009 and 2008, respectively and totaled $2,525 and $10,433 for the nine months ended September 30, 2009 and 2008, respectively. Compression revenues from affiliates were $1,205 and $3,615 for each of the three and nine months ended September 30, 2009 and 2008, respectively.

Accounts receivable — affiliates of $1,262 at September 30, 2009 include $823 from one affiliate for midstream sales. Accounts receivable — affiliates of $2,346 at December 31, 2008 include $2,083 from one affiliate for midstream sales.

Accounts payable — affiliates of $4,298 at September 30, 2009 include $3,365 due to one affiliate for midstream purchases. Accounts payable — affiliates of $7,662 at December 31, 2008 include $6,682 payable to the same affiliate for midstream purchases.

We utilize affiliated companies to provide services to our plants and pipelines and certain administrative services. The total expenditures to these companies were $94 and $157 during the three months ended September 30, 2009 and 2008, respectively and were $350 and $420 during the nine months ended September 30, 2009 and 2008, respectively.

We lease office space under operating leases directly or indirectly from an affiliate. Rent expense associated with these leases totaled $41 and $42 for the three months ended September 30, 2009 and 2008, respectively and totaled $121 and $117 for the nine months ended September 30, 2009 and 2008, respectively.

Note 12:	Reportable Segments

We have distinct operating segments for which additional financial information must be reported. Our operations are classified into two reportable segments:

(1) Midstream, which is the purchasing, gathering, compressing, dehydrating, treating, processing and marketing of natural gas and the fractionating and marketing of NGLs.

(2) Compression, which is providing air compression and water injection services for oil and gas secondary recovery operations that are ongoing in North Dakota.

These business segments reflect the way we manage our operations. Our operations are conducted in the United States. General and administrative costs, which consist of executive management, accounting and finance, operations and engineering, marketing and business development, are allocated to the individual segments based on revenues.

Midstream assets totaled $360,590 at September 30, 2009. Assets attributable to compression operations totaled $21,271. All but $30 of the total capital expenditures of $23,413 for the nine months ended September 30, 2009 was attributable to midstream operations. All but $63 of the total capital expenditures of $38,043 for the nine months ended September 30, 2008 was attributable to midstream operations.

The tables below present information for the reportable segments for the three and nine months ended September 30, 2009 and 2008.

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	For the Three Months Ended September 30,
	2009			2008
	Midstream	Compression		Midstream	Compression
	Segment	Segment	Total	Segment	Segment	Total

Revenues	$53,641	$1,205	$54,846	$114,548	$1,205	$115,753
Operating costs and expenses:
Midstream purchases (exclusive of
items shown separately below)	30,266	—	30,266	81,895	—	81,895
Operations and maintenance	7,559	177	7,736	7,617	264	7,881
Depreciation and amortization	9,575	897	10,472	8,658	896	9,554
Property impairments	20,500	—	20,500	—	—	—
Bad debt	—	—	—	(7,799)	—	(7,799)
General and administrative	2,522	57	2,579	2,235	24	2,259

Total operating costs and expenses	70,422	1,131	71,553	92,606	1,184	93,790

Operating (loss) income	$(16,781)	$74	(16,707)	$21,942	$21	21,963

Other income (expense):
Interest and other income			10			96
Amortization of deferred loan costs			(149)			(147)
Interest expense			(2,702)			(3,271)

Total other income (expense)			(2,841)			(3,322)

Net (loss) income			$(19,548)			$18,641

	For the Nine Months Ended September 30,
	2009			2008
	Midstream	Compression		Midstream	Compression
	Segment	Segment	Total	Segment	Segment	Total

Revenues	$153,658	$3,615	$157,273	$319,058	$3,615	$322,673
Operating costs and expenses:
Midstream purchases (exclusive of
items shown separately below)	88,481	—	88,481	238,586	—	238,586
Operations and maintenance	22,612	604	23,216	21,428	773	22,201
Depreciation and amortization	28,289	2,692	30,981	24,966	2,686	27,652
Property impairments	21,450	—	21,450	—	—	—
Bad debt	—	—	—	304	—	304
General and administrative	8,262	196	8,458	6,350	73	6,423

Total operating costs and expenses	169,094	3,492	172,586	291,634	3,532	295,166

Operating (loss) income	$(15,436)	$123	(15,313)	$27,424	$83	27,507

Other income (expense):
Interest and other income			91			267
Amortization of deferred loan costs			(448)			(426)
Interest expense			(7,739)			(9,888)

Total other income (expense)			(8,096)			(10,047)

Net (loss) income			$(23,409)			$17,460

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CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Note 13:	Net Income (Loss) per Limited Partners’ Unit

The computation of net income (loss) per limited partners’ unit is based on the weighted-average number of common and subordinated units outstanding during the period. The computation of diluted net income (loss) per limited partner unit further assumes the dilutive effect of unit options and restricted and phantom units. Net income (loss) per unit applicable to limited partners is computed by dividing net income (loss) applicable to limited partners, after deducting the general partner’s 2% interest and incentive distributions, by the weighted-average number of limited partnership units outstanding. The following is a reconciliation of the limited partner units used in the calculations of (loss) per limited partner unit — basic and (loss) per limited partner unit — diluted assuming dilution for the three and nine months ended September 30, 2009 and 2008:

	For the Three Months Ended September 30,
	2009			2008
	(Loss)			Income
	Attributable			Attributable
	to Limited	Limited		to Limited	Limited
	Partners	Partner Units	Per Unit	Partners	Partner Units	Per Unit
	(Numerator)	(Denominator)	Amount	(Numerator)	(Denominator)	Amount

(Loss) income per limited partner unit — basic and diluted:
(Loss) income attributable to limited partners	$(19,157)		$(2.05)	$16,000		$1.71
Weighted average limited partner units outstanding		9,356,000			9,339,000
Income per limited partner unit — diluted: Unit Options, restricted and phantom units		—			26,000

(Loss) income attributable to limited
partners plus assumed conversions	$(19,157)	9,356,000	$(2.05)	$16,000	9,365,000	$1.71

	For the Nine Months Ended September 30,
	2009			2008
	(Loss)			Income
	Attributable			Attributable
	to Limited	Limited		to Limited	Limited
	Partners	Partner Units	Per Unit	Partners	Partner Units	Per Unit
	(Numerator)	(Denominator)	Amount	(Numerator)	(Denominator)	Amount

(Loss) income per limited partner unit — basic and diluted:
(Loss) income attributable to limited partners	$(22,941)		$(2.45)	$10,947		$1.17
Weighted average limited partner units outstanding		9,352,000			9,323,000
Income per limited partner unit — diluted: Unit Options, restricted and phantom units		—			41,000

(Loss) income attributable to limited partners plus assumed conversions	$(22,941)	9,352,000	$(2.45)	$10,947	9,364,000	$1.17

For the three and nine months ended September 30, 2009, approximately 79,000 unit options and restricted and phantom units, respectively, were excluded from the computation of diluted earnings attributable to limited partner units because the inclusion of such units would have been anti-dilutive.

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Note 14:	Partners’ Capital and Cash Distributions

Our unitholders (limited partners) have only limited voting rights on matters affecting our operations and activities and, therefore, limited ability to influence our management’s decisions regarding our business. Unitholders did not select our general partner or elect the board of directors of our general partner and effectively have no right to select our general partner or elect its board of directors in the future. Unitholders’ voting rights are further restricted by our partnership agreement provision providing that any units held by a person that owns 20% or more of any class of units then outstanding, other than the general partner, its affiliates, their transferees and persons who acquired such units with the prior approval of the board of directors of our general partner, cannot be voted on any matter. In addition, our partnership agreement contains provisions limiting the ability of our unitholders to call meetings or to acquire information about our operations, as well as other provisions limiting the unitholders’ ability to influence the manner or direction of our management.

Our partnership agreement requires that we distribute all of our cash on hand at the end of each quarter, less reserves established at our general partner’s discretion. We refer to this as “available cash.” The amount of available cash may be greater than or less than the minimum quarterly distributions. In general, we will pay any cash distribution made each quarter in the following manner:

•	first, 98% to the common units and 2% to our general partner, until each common unit has received a minimum quarterly distribution of $0.45 plus any arrearages from prior quarters;

•	second, 98% to the subordinated units and 2% to our general partner, until each subordinated unit has received a minimum quarterly distribution of $0.45; and

•	third, 98% to all units pro rata, and 2% to our general partner, until each unit has received a distribution of $0.495.

If cash distributions per unit exceed $0.495 in any quarter, our general partner will receive increasing percentages, up to a maximum of 50% of the cash we distribute in excess of that amount. We refer to these distributions as “incentive distributions.”

The distributions on the subordinated units may be reduced or eliminated if necessary to ensure the common units receive their minimum quarterly distribution. Subordinated units do not accrue arrearages. The subordination period will extend until the first day of any quarter beginning after March 31, 2010 that each of the following tests are met: distributions of available cash from operating surplus on each of the outstanding common units and subordinated units equaled or exceeded the minimum quarterly distribution for each of the three consecutive, non-overlapping four-quarter periods immediately preceding that date; the “adjusted operating surplus” (as defined in the partnership agreement) generated during each of the three consecutive, non-overlapping four-quarter periods immediately preceding that date equaled or exceeded the sum of the minimum quarterly distributions on all of the outstanding common units and subordinated units during those periods on a fully diluted basis and the related distribution on the 2% general partner interest during those periods; and there are no arrearages in payment of the minimum quarterly distribution on the common units. In addition, if the tests for ending the subordination period are satisfied for any three consecutive four quarter periods ending on or after March 31, 2008, 25% of the subordinated units will convert into an equal number of common units. On May 14, 2008 these tests were met and accordingly, 1,020,000, or 25%, of the subordinated units converted into an equal number of common units.

We have suspended quarterly cash distributions on common and subordinated units beginning with the first quarter distribution of 2009 due to the impact of lower commodity prices and reduced drilling activity on our current and projected throughput volumes, midstream segment margins and cash flows combined with future required levels of capital expenditures and the outstanding indebtedness under our senior secured revolving credit facility. Under the terms of the partnership agreement, the common units carry an arrearage of

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$1.35 per unit, representing the minimum quarterly distribution to common units for the first three quarters of 2009 that must be paid before the Partnership can make distributions to the subordinated units. Presented below are cash distributions to common and subordinated unitholders, including amounts to affiliate owners and regular and incentive distributions to our general partner paid by us from January 1, 2008 forward (in thousands, except per unit amounts):

Distribution	Date Cash	Per Unit Cash
for Quarter	Distribution	Distribution	Common	Subordinated	General Partner		Total Cash
Ending	Paid	Amount	Units	Units	Regular	Incentive	Distribution

12/31/07	02/14/08	0.7950	$4,169	$3,243	$182	$1,492	$9,086
03/31/08	05/14/08	0.8275	4,364	3,376	194	1,789	9,723
06/30/08	08/14/08	0.8625	5,446	2,639	208	2,107	10,400
09/30/08	11/14/08	0.8800	5,574	2,694	214	2,268	10,750
12/31/08	02/13/09	0.4500	2,849	1,377	86	—	4,312
03/31/09		—	—	—	—	—	—
06/30/09		—	—	—	—	—	—
09/30/09		—	—	—	—	—	—

		$3.8150	$22,402	$13,329	$884	$7,656	$44,271

Note 15:	Subsequent Events

On November 3, 2009, the Partnership amended its merger agreement with affiliates of Harold Hamm, pursuant to which Mr. Hamm’s affiliates had agreed to acquire all of the outstanding common units of the Partnership (other than certain restricted common units owned by officers and employees) not owned by Hiland Holdings. The amendment increased the consideration payable to common unitholders of the Partnership from $7.75 to $10.00 per common unit and extended the end date under the merger agreement to December 11, 2009. On the same day, Hiland Holdings amended its merger agreement with affiliates of Harold Hamm, pursuant to which Mr. Hamm’s affiliates had agreed to acquire all of the outstanding common units of Hiland Holdings (other than certain restricted common units owned by officers and employees) not owned by Mr. Hamm, his affiliates or the Hamm family trusts. The amendment increased the consideration payable to common unitholders of Hiland Holdings from $2.40 to $3.20 per common unit and extended the end date under the merger agreement to December 11, 2009.

On November 3, 2009, in connection with amending the merger agreements, each Hiland company has adjourned its special meeting of unitholders until December 4, 2009, to allow the unitholders of each Hiland company additional time to consider the proposals to approve the applicable merger agreement and merger. The Partnership and Hiland Holdings intend to file with the SEC a supplement to the definitive joint proxy statement on Schedule 14A, which, upon clearance by the SEC, the Hiland companies intend to mail to all holders of record of the Hiland companies as of September 9, 2009, the record date for the special meetings.

Concurrently with the filing of the supplement to the joint proxy statement, (i) the Partnership, our general partner, Hiland Holdings and its general partner, HH GP Holding, LLC, an affiliate of Harold Hamm, HLND MergerCo, LLC, a wholly-owned subsidiary of HH GP Holding, LLC, Harold Hamm, Chairman of the Hiland Companies, Joseph L. Griffin, Chief Executive Officer and President of the Hiland Companies, and Matthew S. Harrison, Chief Financial Officer, Vice President — Finance and Secretary of the Hiland Companies will file Amendment No. 7 to their Transaction Statement on Schedule 13E-3 with the SEC and (ii) Hiland Holdings, its general partner, HH GP Holding, LLC, HPGP MergerCo, LLC, Continental Gas Holdings, Inc. (an affiliate of Mr. Hamm) and Messrs. Hamm, Griffin and Harrison will file Amendment No. 7 to their Transaction Statement on Schedule 13E-3 with the SEC.

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HILAND PARTNERS, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

The definitive joint proxy statement on Schedule 14A was filed with the SEC on September 11, 2009 and first mailed to unitholders on or around September 16, 2009.

Each of the Hiland companies had previously amended the respective merger agreement between that Hiland company and affiliates of Harold Hamm on October 26, 2009 to extend the end date under the merger agreement from November 1 to November 6. Those amendments were to provide the boards of directors and conflicts committees of each of the Hiland companies additional time to consider the proposals made by Harold Hamm in letters delivered to the conflicts committees on October 26, 2009, to increase the consideration payable to common unitholders of the Partnership and Hiland Holdings under the respective merger agreements.

On October 1, 2009, the Partnership entered into a financial swap agreement related to forecasted natural gas sales in 2010 whereby the Partnership receives a fixed price and pays a floating price based on NYMEX Henry Hub pricing for the relevant contract period as the underlying natural gas is sold. This swap agreement with BP Energy Company replaces a previous swap agreement the Partnership entered into with Bank of Oklahoma, N.A. on May 27, 2008. The terms of the new swap agreement are identical to the May 27, 2008 swap agreement.

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Cautionary Statement About Forward-Looking Statements

This report on Form 10-Q includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include statements regarding our plans, goals, beliefs or current expectations. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “continue,” “estimate,” “forecast,” “may,” “will” or similar expressions help identify forward-looking statements. Although we believe such forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, no assurance can be given that every objective will be reached.

Our actual results may differ materially from any results projected, forecasted, estimated or expressed in forward-looking statements since many of the factors that determine these results are subject to uncertainties and risks, difficult to predict, and beyond management’s control. Such factors include:

•	with respect to the mergers: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreements or the failure of required conditions to close the mergers; (2) the outcome of any legal proceedings that have been or may be instituted against the Partnership and/or Hiland Holdings and others; (3) the inability to obtain unitholder approval or the failure to satisfy other conditions to completion of the mergers, including the receipt of certain regulatory approvals; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the mergers; (5) the performance of Harold Hamm, his affiliates and the Hamm family trusts , (6) the amount of the costs, fees, expenses and related charges and (7) the ability of the Hiland companies to receive clearance of the supplement to the definitive joint proxy statement a sufficient amount of time prior to the reconvened special meeting date to permit distribution of the supplement;

•	the ability to comply with certain covenants in our credit facility and the ability to reach agreement with our lenders in the event of a breach of such covenants;

•	the ability to pay distributions to our unitholders;

•	our cash flow is affected by the volatility of natural gas and NGL product prices, which could adversely affect our ability to make distributions to unitholders.

•	the continued ability to find and contract for new sources of natural gas supply;

•	the general economic conditions in the United States of America as well as the general economic conditions and currencies in foreign countries;

•	the amount of natural gas gathered on our gathering systems and the associated level of throughput in our natural gas processing and treating facilities given the recent reduction in drilling activity in our areas of operations;

•	the fees we charge and the margins realized for our services;

•	the prices and market demand for, and the relationship between, natural gas and NGLs;

•	energy prices generally;

•	the level of domestic crude oil and natural gas production;

•	the availability of imported crude oil and natural gas;

•	actions taken by foreign crude oil and natural gas producing nations;

•	the political and economic stability of petroleum producing nations;

•	the weather in our operating areas;

•	the extent of governmental regulation and taxation;

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•	hazards or operating risks incidental to the gathering, treating and processing of natural gas and NGLs that may not be fully covered by insurance;

•	competition from other midstream companies;

•	loss of key personnel;

•	the availability and cost of capital and our ability to access certain capital sources;

•	margin call risk with counterparties on our derivative instruments;

•	changes in laws and regulations to which we are subject, including tax, environmental, transportation and employment regulations;

•	the costs and effects of legal and administrative proceedings;

•	the ability to successfully identify and consummate strategic acquisitions at purchase prices that are accretive to our financial results;

•	risks associated with the construction of new pipelines and treating and processing facilities or additions to our existing pipelines and facilities;

•	the completion of significant, unbudgeted expansion projects may require debt and/or equity financing which may not be available to us on acceptable terms, or at all; and;

•	increases in interest rates could increase our borrowing costs, adversely impact our unit price and our ability to issue additional equity, which could have an adverse effect on our cash flows and our ability to fund our growth.

These factors are not necessarily all of the important factors that could cause our actual results to differ materially from those expressed in any of our forward-looking statements. Our future results will depend upon various other risks and uncertainties, including, but not limited to those described above. Other unknown or unpredictable factors also could have material adverse effects on our future results. You should not place undue reliance on any forward-looking statements.

All forward-looking statements attributable to us are qualified in their entirety by this cautionary statement. We undertake no duty to update our forward-looking statements to reflect the impact of events or circumstances after the date of the forward-looking statements.

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Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

General Trends and Outlook

We expect our business to continue to be affected by the key trends described below. Our expectations are based on assumptions made by us, and information currently available to us. To the extent our underlying assumptions about or interpretations of available information prove to be incorrect, our expectations may vary materially from actual results. Please see “Forward Looking Statements.”

U.S. Natural Gas Supply and Outlook.  Natural gas prices have declined significantly since the peak New York Mercantile Exchange (“NYMEX”) Henry Hub last day settle price of $13.11/MMBtu in July 2008 to the NYMEX Henry Hub last day settle price of $3.73 in October 2009, a 72% decline. NYMEX Henry Hub last day settle prices averaged $3.92 for the first ten months of 2009 compared to an average of $9.51 for the same periods in 2008, a decrease of $5.59, or 59%. According to data published by Baker Hughes Incorporated (“Baker Hughes”), U.S. natural gas drilling rig counts have declined by approximately 53% to 728 as of October 30, 2009, compared to 1,552 natural gas drilling rigs as of October 31, 2008, and have declined approximately 55% compared to the peak natural gas drilling rig count of 1,606 in September 2008. Natural gas storage levels have recently approached 3.7 Tcf (“trillion cubic feet”), which surpassed the November 2007 record working gas storage of 3.5 Tcf. We believe that current natural gas prices will continue to result in reduced natural gas-related drilling in our service territories until the economic environment in the United States improves and increases the demand for natural gas.

U.S. Crude Oil Supply and Outlook.  A weaker economic environment and the resulting drop in demand for crude oil products in 2009 compared to 2008 continues to impact the price for crude oil. West Texas Intermediate (WTI) crude oil pricing has declined from a peak of $134.62/bbl in July 2008 to a low of $33.87/Bbl in January 2009, a 75% decline, increasing to $71.55/Bbl in October 2009, a 47% decline from July 2008. West Texas Intermediate (WTI) crude oil prices averaged $54.52 for the first ten months of 2009 compared to an average of $113.25 for the same periods in 2008, a decrease of $58.73, or 52%. According to data published by Baker Hughes, U.S. crude oil drilling rig counts have declined by approximately 19% to 330 as of October 30, 2009, compared to 408 crude oil drilling rigs as of October 24, 2008, and have declined approximately 25% compared to the peak crude oil drilling rig count of 442 in November 2008. Baker Hughes also published that U.S. crude oil drilling rig counts have steadily increased from a low of 179 as of June 5, 2009 to 330 as of October 30, 2009, an increase of 84% from June 5, 2009. Crude oil prices have steadily increased from $33.87/Bbl in January 2009 to $71.55/Bbl in October 2009. In addition, the forward curve for WTI crude oil pricing has recently improved.

U.S. NGL Supply and Outlook.  A weaker economic environment and the resulting drop in demand for NGL products in 2009 compared to 2008 has impacted the price for NGLs. Conway NGL prices have dropped dramatically since the peak Conway NGL basket pricing of $1.97/gallon in June 2008 to a low of $0.61/gallon in December 2008, a 69% decline, increasing to $1.12/gallon in October 2009, a 43% decline from June 2008. Conway NGL basket pricing has historically correlated to WTI crude oil pricing. In addition, the forward curve for Conway NGL basket pricing and WTI crude oil pricing has recently improved.

A number of the areas in which we operate have experienced a significant decline in drilling activity as a result of this years decline in natural gas and crude oil prices as compared to last year. Excluding our North Dakota Bakken gathering system, which commenced operations in April 2009, we connected 26 wells during the first nine months of 2009 as compared to 83 wells connected during the same period in 2008, a 69% decrease. At our North Dakota Bakken gathering system, we connected 41 wells during the nine months ended September 30, 2009. Currently, there are two rigs drilling along our dedicated acreage company wide, both of which are located at our North Dakota Bakken gathering system. We anticipate that the dedicated rig count will increase during the remainder of 2009 and into 2010. While we anticipate continued exploration and production activities in the areas in which we operate, albeit at depressed levels, fluctuations in energy prices can greatly affect production rates and investments by third parties in the development of natural gas and crude oil reserves. Drilling activity generally decreases as natural gas and crude oil prices decrease. We have no control over the level of drilling activity in the areas of our operations.

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Disruption to functioning of capital markets

Multiple events during 2008 and 2009 involving numerous financial institutions have effectively restricted current liquidity within the capital markets throughout the United States and around the world. Despite efforts by treasury and banking regulators in the United States, Europe and other nations around the world to provide liquidity to the financial sector, capital markets currently remain constrained, particularly for non-investment grade midstream companies like Hiland. We expect that our ability to raise debt and equity at prices that are similar to offerings in recent years to be limited over the next three to six months and possibly longer should capital markets remain constrained.

Overview

We are engaged in purchasing, gathering, compressing, dehydrating, treating, processing and marketing of natural gas, fractionating and marketing of NGLs, and providing air compression and water injection services for oil and gas secondary recovery operations. Our operations are primarily located in the Mid-Continent and Rocky Mountain regions of the United States.

We manage our business and analyze and report our results of operations on a segment basis. Our operations are divided into two business segments:

•	Midstream Segment, which is engaged in purchasing, gathering, compressing, dehydrating, treating, processing and marketing of natural gas and the fractionating and marketing of NGLs. The midstream segment generated 95.1% and 96.4% of total segment margin for the three months ended September 30, 2009 and 2008, respectively and 94.7% and 95.7% of total segment margin for the nine months ended September 30, 2009 and 2008, respectively.

•	Compression Segment, which is engaged in providing air compression and water injection services for oil and gas secondary recovery operations that are ongoing in North Dakota. The compression segment generated 4.9% and 3.6% of total segment margin for the three months ended September 30, 2009 and 2008, respectively and 5.3% and 4.3% of total segment margin for the nine months ended September 30, 2009 and 2008, respectively.

Our midstream assets currently consist of 15 natural gas gathering systems with approximately 2,160 miles of gas gathering pipelines, six natural gas processing plants, seven natural gas treating facilities and three NGL fractionation facilities. Our compression assets consist of two air compression facilities and a water injection plant.

Our results of operations are determined primarily by five interrelated variables: (1) the volume of natural gas gathered through our pipelines; (2) the volume of natural gas processed; (3) the volume of NGLs fractionated; (4) the level and relationship of natural gas and NGL prices; and (5) our current contract portfolio. Because our profitability is a function of the difference between the revenues we receive from our operations, including revenues from the products we sell, and the costs associated with conducting our operations, including the costs of products we purchase, increases or decreases in our revenues alone are not necessarily indicative of increases or decreases in our profitability. To a large extent, our contract portfolio, the pricing environment for natural gas and NGLs and the price of NGLs relative to natural gas prices will dictate increases or decreases in our profitability. Our profitability is also dependent upon prices and market demand for natural gas and NGLs, which fluctuate with changes in market and economic conditions and other factors.

Recent Events

Merger Agreements.  On November 3, 2009, the Partnership amended its merger agreement with affiliates of Harold Hamm, pursuant to which Mr. Hamm’s affiliates had agreed to acquire all of the outstanding common units of the Partnership (other than certain restricted common units owned by officers and employees) not owned by Hiland Holdings. The amendment increased the consideration payable to common unitholders of the Partnership from $7.75 to $10.00 per common unit and extended the end date under the merger agreement to December 11, 2009. On the same day, Hiland Holdings amended its merger agreement with affiliates of Harold Hamm, pursuant to which Mr. Hamm’s affiliates had agreed to acquire all

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of the outstanding common units of Hiland Holdings (other than certain restricted common units owned by officers and employees) not owned by Mr. Hamm, his affiliates or the Hamm family trusts. The amendment increased the consideration payable to common unitholders of Hiland Holdings from $2.40 to $3.20 per common unit and extended the end date under the merger agreement to December 11, 2009.

Each of the Hiland companies had previously amended the respective merger agreement between that Hiland company and affiliates of Harold Hamm on October 26, 2009 to extend the end date under the merger agreement from November 1 to November 6. Those amendments were to provide the boards of directors and conflicts committees of each of the Hiland companies additional time to consider the proposals made by Harold Hamm in letters delivered to the conflicts committees on October 26, 2009, to increase the consideration payable to common unitholders of the Partnership and Hiland Holdings under the respective merger agreements.

Hedging Transactions.  On October 1, 2009, we entered into a financial swap agreement related to forecasted natural gas sales in 2010 whereby we receive a fixed price and pay a floating price based on NYMEX Henry Hub pricing for the relevant contract period as the underlying natural gas is sold. This swap agreement with BP Energy Company replaces a previous swap agreement we entered into with Bank of Oklahoma, N.A. on May 27, 2008. The terms of the new swap agreement are identical to the May 27, 2008 swap agreement.

SEC Filings.  The Partnership and Hiland Holdings intend to file with the SEC a supplement to the definitive joint proxy statement on Schedule 14A, which, upon clearance by the SEC, the Hiland companies intend to mail to all holders of record of the Hiland companies as of September 9, 2009, the record date for the special meetings.

Concurrently with the filing of the supplement to the joint proxy statement, (i) the Partnership, our general partner, Hiland Holdings and its general partner, HH GP Holding, LLC, an affiliate of Harold Hamm, HLND MergerCo, LLC, a wholly-owned subsidiary of HH GP Holding, LLC, Harold Hamm, Chairman of the Hiland Companies, Joseph L. Griffin, Chief Executive Officer and President of the Hiland Companies, and Matthew S. Harrison, Chief Financial Officer, Vice President — Finance and Secretary of the Hiland Companies will file Amendment No. 7 to their Transaction Statement on Schedule 13E-3 with the SEC and (ii) Hiland Holdings, its general partner, HH GP Holding, LLC, HPGP MergerCo, LLC, Continental Gas Holdings, Inc. (an affiliate of Mr. Hamm) and Messrs. Hamm, Griffin and Harrison will file Amendment No. 7 to their Transaction Statement on Schedule 13E-3 with the SEC.

The definitive joint proxy statement on Schedule 14A was filed with the SEC on September 11, 2009 and first mailed to unitholders on or around September 16, 2009.

Distributions.  We have suspended quarterly cash distributions on common and subordinated units beginning with the first quarter distribution of 2009 due to the impact of lower commodity prices and reduced drilling activity on our current and projected throughput volumes, midstream segment margins and cash flows combined with future required levels of capital expenditures and the outstanding indebtedness under our senior secured revolving credit facility. Under the terms of the partnership agreement, the common units will carry an arrearage of $1.35 per unit, representing the minimum quarterly distribution to common units for the first three quarters of 2009 that must be paid before the Partnership can make distributions to the subordinated units.

Historical Results of Operations

Our historical results of operations for the periods presented may not be comparable, either from period to period or going forward primarily due to significantly decreased natural gas and NGL sales prices, volumes at our North Dakota Bakken gathering system, which commenced operations in April 2009, and increased volumes and operating expenses at our Woodford Shale and Badlands gathering systems.

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Our Results of Operations

The following table presents a reconciliation of the non-GAAP financial measure of total segment margin (which consists of the sum of midstream segment margin and compression segment margin) to operating income on a historical basis for each of the periods indicated. We view total segment margin, a non-GAAP financial measure, as an important performance measure of the core profitability of our operations because it is directly related to our volumes and commodity price changes. We review total segment margin monthly for consistency and trend analysis. We define midstream segment margin as midstream revenue less midstream purchases. Midstream revenue includes revenue from the sale of natural gas, NGLs and NGL products resulting from our gathering, treating, processing and fractionation activities and fixed fees associated with the gathering of natural gas and the transportation and disposal of saltwater. Midstream purchases include the cost of natural gas, condensate and NGLs purchased by us from third parties, the cost of natural gas, condensate and NGLs purchased by us from affiliates, and the cost of crude oil purchased by us from third parties. We define compression segment margin as the revenue derived from our compression segment. Our total segment margin may not be comparable to similarly titled measures of other companies as other companies may not calculate total segment margin in the same manner.

Set forth in the tables below are certain financial and operating data for the periods indicated.

	Three Months Ended September 30,
	2009	2008
	(In thousands)

Total Segment Margin Data:
Midstream revenues	$53,641	$114,548
Midstream purchases	30,266	81,895

Midstream segment margin	23,375	32,653
Compression revenues(1)	1,205	1,205

Total segment margin(2)	$24,580	$33,858

Summary of Operations Data:
Midstream revenues	$53,641	$114,548
Compression revenues	1,205	1,205

Total revenues	54,846	115,753
Midstream purchases (exclusive of items shown separately below)	30,266	81,895
Operations and maintenance	7,736	7,881
Depreciation, amortization and accretion	10,472	9,554
Property impairments	20,500	—
Bad debt	—	(7,799)
General and administrative	2,579	2,259

Total operating costs and expenses	71,553	93,790

Operating (loss) income	(16,707)	21,963
Other income (expense)	(2,841)	(3,322)

Net (loss) income	(19,548)	18,641
Add:
Depreciation, amortization and accretion	10,472	9,554
Property impairments	20,500	—
Amortization of deferred loan costs	149	147
Interest expense	2,702	3,271

EBITDA(3)	$14,275	$31,613

Operating Data:
Inlet natural gas (Mcf/d)	257,950	261,345
Natural gas sales (MMBtu/d)	86,979	95,889
NGL sales (Bbls/d)	7,115	6,036

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	Nine Months Ended September 30,
	2009	2008
	(In thousands)

Total Segment Margin Data:
Midstream revenues	$153,658	$319,058
Midstream purchases	88,481	238,586

Midstream segment margin	65,177	80,472
Compression revenues(1)	3,615	3,615

Total segment margin(2)	$68,792	$84,087

Summary of Operations Data:
Midstream revenues	$153,658	$319,058
Compression revenues	3,615	3,615

Total revenues	157,273	322,673
Midstream purchases (exclusive of items shown separately below)	88,481	238,586
Operations and maintenance	23,216	22,201
Depreciation, amortization and accretion	30,981	27,652
Property impairments	21,450	—
Bad debt	—	304
General and administrative	8,458	6,423

Total operating costs and expenses	172,586	295,166

Operating (loss) income	(15,313)	27,507
Other income (expense)	(8,096)	(10,047)

Net (loss) income	(23,409)	17,460
Add:
Depreciation, amortization and accretion	30,981	27,652
Property impairments	21,450	—
Amortization of deferred loan costs	448	426
Interest expense	7,739	9,888

EBITDA(3)	$37,209	$55,426

Operating Data:
Inlet natural gas (Mcf/d)	268,937	245,098
Natural gas sales (MMBtu/d)	88,703	89,615
NGL sales (Bbls/d)	7,141	5,763

(1)	Compression revenues and compression segment margin are the same. There are no compression purchases associated with the compression segment.

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(2)	Reconciliation of total segment margin to operating income:

	Three Months Ended September 30,
	2009	2008
	(In thousands)

Reconciliation of Total Segment Margin to Operating Income
Operating (loss) income	$(16,707)	$21,963
Add:
Operations and maintenance expenses	7,736	7,881
Depreciation, amortization and accretion	10,472	9,554
Property impairments	20,500	—
Bad debt	—	(7,799)
General and administrative	2,579	2,259

Total segment margin	$24,580	$33,858

	Nine Months Ended September 30,
	2009	2008
	(In thousands)

Reconciliation of Total Segment Margin to Operating Income
Operating (loss) income	$(15,313)	$27,507
Add:
Operations and maintenance expenses	23,216	22,201
Depreciation, amortization and accretion	30,981	27,652
Property impairments	21,450	—
Bad debt	—	304
General and administrative expenses	8,458	6,423

Total segment margin	$68,792	$84,087

(3)	We define EBITDA, a non-GAAP financial measure, as net income (loss) plus interest expense, provisions for income taxes and depreciation, amortization and accretion expense. EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others to assess: (1) the financial performance of our assets without regard to financial methods, capital structure or historical cost basis; (2) the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; (3) our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or structure; and (4) the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities. EBITDA is also a financial measurement that, with certain negotiated adjustments, is reported to our lenders and is used as a gauge for compliance with our financial covenants under our credit facility. EBITDA should not be considered an alternative to net income (loss), operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our EBITDA may not be comparable to EBITDA of similarly titled measures of other entities, as other entities may not calculate EBITDA in the same manner as we do.

Three Months Ended September 30, 2009 Compared with Three Months Ended September 30, 2008

Revenues.  Total revenues (midstream and compression) were $54.8 million for the three months ended September 30, 2009 compared to $115.8 million for the three months ended September 30, 2008, a decrease of $60.9 million, or (52.6%). This $60.9 million decrease was primarily due to significantly lower average realized natural gas and NGL sales prices for all of our gathering systems combined with decreased natural

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gas and NGL sales volumes in all but three of our gathering systems. As a result of significant reduced drilling activity in 2009 at our mid-continent areas of operations, natural gas sales volumes decreased by 3,906 MMBtu/d (MMBtu per day), or (17.4%) at the Eagle Chief gathering system, 4,654 MMBtu/d, or (29.3%) at the Matli gathering system and 5,113 MMBtu/d, or (23.1%) at the Woodford Shale gathering systems for the three months ended September 30, 2009 compared to the same period in 2008. Additionally, NGL sales volumes decreased by 72 Bbls/d (Bbls per day), or (7.2%) at the Eagle Chief gathering system and 136 Bbls/d, or (39.4%) at the Matli gathering system for the three months ended September 30, 2009 compared to the same period in 2008. The North Dakota Bakken gathering system, which commenced operations in April 2009, contributed natural gas sales volumes of 4,005 MMBtu/d and NGL sales volumes of 370 Bbls/d during the three months ended September 30, 2009. Natural gas sales volumes increased by 429 MMBtu/d, or 4.2% at the Montana Bakken gathering system and NGL sales volumes increased by 277 Bbls/d, or 25.8% at the Badlands gathering systems for the three months ended September 30, 2009 compared to the same period in 2008. Revenues from compression assets were the same for both periods.

Midstream revenues were $53.6 million for the three months ended September 30, 2009 compared to $114.5 million for the three months ended September 30, 2008, a decrease of $60.9 million, or (53.2%). Of this $60.9 million decrease in midstream revenues, approximately $61.2 million was attributable to significantly lower average realized natural gas and NGL sales prices for all of our gathering systems, approximately $6.7 million was attributable to revenues from overall decreases in natural gas sales volumes, offset by approximately $7.0 million attributable to revenues from increased NGL sales volumes for the three months ended September 30, 2009 as compared to the same period in 2008. The North Dakota Bakken gathering system, which commenced operations in April 2009, contributed $2.2 million in midstream revenues for the three months ended September 30, 2009.

Inlet natural gas was 257,950 Mcf/d (Mcf per day) for the three months ended September 30, 2009 compared to 261,345 Mcf/d for the three months ended September 30, 2008, a decrease of 3,395 Mcf/d, or (1.3%). This decrease is primarily attributable to mid-continent volume declines totaling 13,378 Mcf/d, or (17.9%) at the Eagle Chief, Matli and Woodford Shale gathering systems offset by volumes of 4,194 Mcf/d at the North Dakota Bakken gathering system, which commenced operations in April 2009, and volume increases totaling 5,930 Mcf/d, or 3.7% at the Badlands and Kinta Area gathering systems.

Natural gas sales volumes were 86,979 MMBtu/d for the three months ended September 30, 2009 compared to 95,889 MMBtu/d for the three months ended September 30, 2008, a decrease of 8,910 MMBtu/d, or (9.3%). This 8,910 MMBtu/d decrease in natural gas sales volumes was attributable to decreased mid-continent natural gas sales volumes of 13,673 MMBtu/d, or (22.6%) at the Eagle Chief, Matli and Woodford Shale gathering systems, offset by natural gas sales volumes of 4,005 MMBtu/d at the North Dakota Bakken gathering system, which commenced operations in April 2009, and increased natural gas sales volumes totaling 1,108 MMBtu/d, or 3.7% at our Bakken and Kinta Area gathering systems.

NGL sales volumes were 7,115 Bbls/d for the three months ended September 30, 2009 compared to 6,036 Bbls/d for the three months ended September 30, 2008, an increase of 1,079 Bbls/d, or 17.9%. This 1,079 Bbls/d increase in NGL sales volumes is primarily attributable to increased NGL sales volumes totaling 984 Bbls/d, or 43.6% at the Woodford Shale and Badlands gathering systems and NGL sales volumes of 370 Bbls/d at the North Dakota Bakken gathering system, which commenced operations in April 2009, offset by reduced NGL sales volumes totaling 266 Bbls/d, or (7.4%) at our Bakken, Eagle Chief and Matli gathering systems.

Average realized natural gas sales prices were $3.25 per MMBtu for the three months ended September 30, 2009 compared to $7.57 per MMBtu for the three months ended September 30, 2008, a decrease of $4.32 per MMBtu, or (57.1%). Average realized NGL sales prices were $0.76 per gallon for the three months ended September 30, 2009 compared to $1.55 per gallon for the three months ended September 30, 2008, a decrease of $0.79 per gallon or (51.0%). The decrease in our average realized natural gas and NGL sales prices was primarily a result of significantly lower index prices for natural gas and posted prices for NGLs during the three months ended September 30, 2009 compared to the three months ended September 30, 2008.

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Net cash received from our counterparty on cash flow swap contracts for natural gas sales and natural gas purchase derivative transactions that closed during the three months ended September 30, 2009 totaled $2.5 million compared to $1.1 million for the three months ended September 30, 2008. The $2.5 million gain for the three months ended September 30, 2009 increased averaged realized natural gas prices to $3.25 per MMBtu from $2.94 per MMBtu, an increase of $0.31 per MMBtu, or 10.5%. The $1.1 million net gain for the three months ended September 30, 2008 increased averaged realized natural gas prices to $7.57 per MMBtu from $7.44 per MMBtu, an increase of $0.13 per MMBtu, or 1.7%. We had no cash flow swap contracts for NGLs during the three months ended September 30, 2009. Cash paid to our counterparty on cash flow swap contracts for NGL derivative transactions that closed during the three months ended September 30, 2008 totaled $2.5 million. The $2.5 million loss for the three months ended September 30, 2008 reduced averaged realized NGL prices to $1.55 per gallon from $1.65 per gallon, a decrease of $0.10 per gallon, or (6.1%).

Compression revenues were $1.2 million for the each of the three months ended September 30, 2009 and 2008.

Midstream Purchases.  Midstream purchases were $30.3 million for the three months ended September 30, 2009 compared to $81.9 million for the three months ended September 30, 2008, a decrease of $51.6 million, or (63.0%). This $51.6 million decrease is primarily due to significantly reduced natural gas and NGL purchase prices, resulting in decreased midstream purchases for all of our gathering systems compared to the same period in 2008, offset by $1.2 million of midstream purchases at the North Dakota Bakken gathering system, which commenced operations in April 2009.

Midstream Segment Margin.  Midstream segment margin was $23.4 million for the three months ended September 30, 2009 compared to $32.7 million for the three months ended September 30, 2008, a decrease of $9.3 million, or (28.4%). The decrease is primarily due to unfavorable gross processing spreads, significantly lower average realized natural gas and NGL prices, an overall decrease in natural gas sales volumes, offset by an overall increase in NGL sales volumes. As a percent of midstream revenues, midstream segment margin was 43.6% for the three months ended September 30, 2009 compared to 28.5% for the three months ended September 30, 2008, an increase of 15.1%. This increase is attributable to (i) the positive impact of fixed fee arrangement contracts which are not affected by realized natural gas and NGL selling prices, (ii) improvements in third party processing arrangements at the Woodford Shale gathering system, (iii) increased volumes under favorable percentage-of-proceeds contracts at the North Dakota Bakken and Badlands gathering systems and (iv) gains on closed/settled derivative transactions and unrealized non-cash gains on open derivative transactions for the three months ended September 30, 2009 totaling $2.2 million compared to net losses of $1.4 million on closed/settled derivative transactions and unrealized non-cash losses on open derivative transactions for the three months ended September 30, 2008, offset by an unrealized non-cash gain of $5.6 million related to a non-qualifying mark-to-market cash flow hedge for forecasted sales in 2010.

Operations and Maintenance.  Operations and maintenance expense totaled $7.7 million for the three months ended September 30, 2009 compared with $7.9 million for the three months ended September 30, 2008, a net decrease of $0.1 million, or (1.8%). The net decrease in operations and maintenance of $0.2 million compared to the same period in 2008 includes decreases totaling $0.8 million attributable to all gathering systems with the exception of insignificant increases in the Montana Bakken and Badlands gathering systems and a decrease of $0.1 million related to compression operations, offset by $0.5 million attributable to the North Dakota Bakken gathering system, which commenced operations in April 2009.

Depreciation, Amortization and Accretion.  Depreciation, amortization and accretion expense totaled $10.5 million for the three months ended September 30, 2009 compared with $9.6 million for the three months ended September 30, 2008, an increase of $0.9 million, or 9.6%. This $0.9 million increase was primarily attributable to depreciation of $0.3 million on the North Dakota Bakken gathering system, which commenced operations in April 2009, increased depreciation of $0.3 million on the Kinta Area gathering system and increases of $0.1 million each on the Badlands and Woodford Shale and gathering systems.

Property Impairments.  As a result of recent volume declines and projected future volume declines at our Kinta Area gathering system located in southeastern Oklahoma, we recognized impairment charges of $20,500 in September 2009. We had no property impairments during the three months ended September 30, 2008.

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Bad Debt.  We had no bad debt expense for the three months ended September 30, 2009. For the three months ended September 30, 2008, we had recorded a reversal of an uncollectible trade accounts receivable of $7.8 million related to a receivable from a significant customer in which we had previously reserved an allowance for uncollectible accounts of $8.1 million during the second quarter of 2008. Accordingly, we decreased our reserve for doubtful accounts to $0.3 million.

General and Administrative.  General and administrative expense totaled $2.6 million for the three months ended September 30, 2009 compared with $2.3 million for the three months ended September 30, 2008, a net increase of $0.3 million, or 14.2%. General and administrative expenses of a recurring nature decreased by $0.4 million compared to the same period in 2008, but were offset by $0.7 million of expenses attributable to the going private proposals incurred in the three months ended September 30, 2009.

Other Income (Expense).  Other income (expense) totaled $(2.8) million for the three months ended September 30, 2009 compared with $(3.3) million for the three months ended September 30, 2008, a decrease in expense of $0.5 million, or (15.2%). The decrease is primarily attributable lower interest rates incurred during the three months ended September 30, 2009 compared to interest rates incurred during the three months ended September 30, 2008, offset by interest expense of $0.5 million related to an interest rate swap during the three months ended September 30, 2009 which did not exist in 2008.

Nine Months Ended September 30, 2009 Compared with Nine Months Ended September 30, 2008

Revenues.  Total revenues (midstream and compression) were $157.3 million for the nine months ended September 30, 2009 compared to $322.7 million for the nine months ended September 30, 2008, a decrease of $165.4 million, or (51.3%). This $165.4 million decrease was primarily due to significantly lower average realized natural gas and NGL sales prices for all of our gathering systems combined with decreased natural gas and NGL sales volumes in all but three of our gathering systems. As a result of significant reduced drilling activity in 2009 at our mid-continent areas of operations, natural gas sales volumes decreased by 4,046 MMBtu/d, or (17.5%) at the Eagle Chief gathering system and 1,954 MMBtu/d, or (13.5%) at the Matli gathering system for the nine months ended September 30, 2009 compared to the same period in 2008. NGL sales volumes decreased by 100 Bbls/d, or (9.9%) at the Eagle Chief gathering system for the nine months ended September 30, 2009 compared to the same period in 2008. Conversely, due to a 36.5% increase in inlet Mcf/d at the Woodford Shale gathering system for the nine months ended September 30, 2009, natural gas sales volumes increased by 3,011 MMBtu/d, or 18.1% and NGL sales volumes increased by 917 Bbls/d, or 80.5% compared to the same period in 2008. Due to a 44.4% increase in inlet Mcf/d at the Badlands gathering system for the nine months ended September 30, 2009, NGL sales volumes increased by 451 Bbls/d, a 50.4% increase compared to the same period in 2008. The North Dakota Bakken gathering system, which commenced operations in April 2009, contributed natural gas sales volumes of 1,791 MMBtu/d and NGL sales volumes of 193 Bbls/d during the nine months ended September 30, 2009. Revenues from compression assets were the same for both periods.

Midstream revenues were $153.7 million for the nine months ended September 30, 2009 compared to $319.1 million for the nine months ended September 30, 2008, a decrease of $165.4 million, or (51.8%). Of this $165.4 million net decrease in midstream revenues, approximately $188.1 million was attributable to significantly lower average realized natural gas and NGL sales prices for all of our gathering systems, approximately $2.0 million attributable to revenues from overall decreases in natural gas sales volumes, offset by approximately $24.7 million attributable to increases in NGL sales volumes for the nine months ended September 30, 2009 as compared to the same period in 2008. The North Dakota Bakken gathering system, which commenced operations in April 2009, contributed $3.2 million in midstream revenues for the three months ended September 30, 2009.

Inlet natural gas was 268,937 Mcf/d for the nine months ended September 30, 2009 compared to 245,098 Mcf/d for the nine months ended September 30, 2008, an increase of 23,839 Mcf/d, or 9.7%. This increase is primarily attributable to volume growth totaling 28,544 Mcf/d, or 16.2% at the Kinta Area, Badlands and Woodford Shale gathering systems, volumes of 2,137 Mcf/d at the North Dakota Bakken

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gathering system, which commenced operations in April 2009, primarily offset by volume declines totaling 6,530 Mcf/d, or (15.8%) at the Eagle Chief and Matli gathering systems.

Natural gas sales volumes were 88,703 MMBtu/d for the nine months ended September 30, 2009 compared to 89,615 MMBtu/d for the nine months ended September 30, 2008, a net decrease of 912 MMBtu/d, or (1.0%). This 912 MMBtu/d net increase in natural gas sales volumes was attributable to decreased natural gas sales volumes totaling 6,000 MMBtu/d, or (15.9%) at the Eagle Chief and Matli gathering systems, offset by natural gas sales volumes of 1,791 MMBtu/d at the North Dakota Bakken gathering system, which commenced operations in April 2009, and increased natural gas sales volumes totaling 3,402 MMBtu/d, or 13.2% at the Woodford Shale and Kinta Area gathering systems.

NGL sales volumes were 7,141 Bbls/d for the nine months ended September 30, 2009 compared to 5,763 Bbls/d for the nine months ended September 30, 2008, a net increase of 1,378 Bbls/d, or 23.9%. This 1,378 Bbls/d net increase in NGL sales volumes is primarily attributable to increased NGL sales volumes totaling 1,368 Bbls/d, or 67.3% at our Woodford Shale and Badlands gathering systems, NGL sales volumes of 193 Bbls/d at the North Dakota Bakken gathering system, which commenced operations in April 2009, offset by reduced NGL sales volumes totaling 177 Bbls/d, or (5.4%) at our Eagle Chief and Montana Bakken gathering systems.

Average realized natural gas sales prices were $3.32 per MMBtu for the nine months ended September 30, 2009 compared to $8.00 per MMBtu for the nine months ended September 30, 2008, a decrease of $4.68 per MMBtu, or (58.5%). Average realized NGL sales prices were $0.67 per gallon for the nine months ended September 30, 2009 compared to $1.53 per gallon for the nine months ended September 30, 2008, a decrease of $0.86 per gallon or (56.2%). The decrease in our average realized natural gas and NGL sales prices was primarily a result of significantly lower index prices for natural gas and posted prices for NGLs during the nine months ended September 30, 2009 compared to the nine months ended September 30, 2008.

Net cash received from our counterparty on cash flow swap contracts for natural gas sales and natural gas purchase derivative transactions that closed during the nine months ended September 30, 2009 totaled $7.3 million compared to $1.4 million for the nine months ended September 30, 2008. The $7.3 million gain for the nine months ended September 30, 2009 increased averaged realized natural gas prices to $3.32 per MMBtu from $3.02 per MMBtu, an increase of $0.30 per MMBtu, or 9.9%. The $1.4 million net gain for the nine months ended September 30, 2008 increased averaged realized natural gas prices to $8.00 per MMBtu from $7.95 per MMBtu, an increase of $0.05 per MMBtu, or 0.6%. We had no cash flow swap contracts for NGLs during the nine months ended September 30, 2009. Cash paid to our counterparty on cash flow swap contracts for NGL derivative transactions that closed during the nine months ended September 30, 2008 totaled $7.9 million. The $7.9 million loss for the nine months ended September 30, 2008 reduced averaged realized NGL prices to $1.53 per gallon from $1.64 per MMBtu, a decrease of $0.11 per gallon, or (6.7%).

Compression revenues were $3.6 million for the each of the nine months ended September 30, 2009 and 2008.

Midstream Purchases.  Midstream purchases were $88.5 million for the nine months ended September 30, 2009 compared to $238.6 million for the nine months ended September 30, 2008, a decrease of $150.1 million, or (62.9%). This $150.1 million decrease is primarily due to significantly reduced natural gas and NGL purchase prices, resulting in decreased midstream purchases for all of our gathering systems compared to the same period in 2008, with the exception of $1.7 million of midstream purchases at the North Dakota Bakken gathering system, which commenced operations in April 2009.

Midstream Segment Margin.  Midstream segment margin was $65.2 million for the nine months ended September 30, 2009 compared to $80.5 million for the nine months ended September 30, 2008, a decrease of $15.3 million, or (19.0%). The decrease is primarily due to unfavorable gross processing spreads and significantly lower average realized natural gas and NGL prices, an overall decrease in natural gas sales volumes, offset by an overall increase in NGL sales volumes, and additionally offset by approximately $2.3 million of foregone margin as a result of the nitrogen rejection plant at the Badlands gathering system being taken out of service due to equipment failure during the three months ended March 31, 2008. As a

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percent of midstream revenues, midstream segment margin was 42.4% for the nine months ended September 30, 2009 compared to 25.2% for the nine months ended September 30, 2008, an increase of 17.2%. This increase is attributable to (i) the positive impact of fixed fee arrangement contracts which are not affected by realized natural gas and NGL selling prices, (ii) improvements in third party processing arrangements at the Woodford Shale gathering system, (iii) increased volumes under favorable percentage-of-proceeds contracts at the North Dakota Bakken and Badlands gathering systems and (iv) gains on closed/settled derivative transactions and unrealized non-cash gains on open derivative transactions for the nine months ended September 30, 2009 totaling $7.1 million compared to net losses of $6.4 million on closed/settled derivative transactions and unrealized non-cash losses on open derivative transactions for the nine months ended September 30, 2008, offset by an unrealized non-cash gain of $3.6 million related to a non-qualifying mark-to-market cash flow hedge for forecasted sales in 2010.

Operations and Maintenance.  Operations and maintenance expense totaled $23.2 million for the nine months ended September 30, 2009 compared with $22.2 million for the nine months ended September 30, 2008, a net increase of $1.0 million, or 4.6%. The net increase in operations and maintenance of $0.9 million compared to the same period in 2008 includes (i) increases of $1.0 million at the Badlands gathering system, (ii) $1.0 million attributable to the North Dakota Bakken gathering system, which commenced operations in April 2009, (iii) decreases totaling $0.9 million at the Kinta Area, Worland, Eagle Chief, Matli and Woodford Shale gathering systems and (iv) a decrease of $0.2 million related to compression operations.

Depreciation, Amortization and Accretion.  Depreciation, amortization and accretion expense totaled $31.0 million for the nine months ended September 30, 2009 compared with $27.7 million for the nine months ended September 30, 2008, an increase of $3.3 million, or 12.0%. This $3.3 million increase was primarily attributable to increased depreciation of $1.1 million on the Kinta Area gathering system, $0.9 million on the Woodford Shale gathering system, $0.6 million on the Badlands gathering system and $0.5 million attributable to the North Dakota Bakken gathering system, which commenced operations in April 2009.

Property Impairments.  As a result of recent volume declines and projected future volume declines at our Kinta Area gathering system located in southeastern Oklahoma, we recognized impairment charges of $20.5 million in September 2009. Additionally, as a result of volume declines at our natural gas gathering systems located in Texas and Mississippi, combined with significantly reduced natural gas prices, we recognized impairment charges of $1.0 million in March 2009. We had no property impairments during the nine months ended September 30, 2008.

Bad Debt.  We had no bad debts for the nine months ended September 30, 2009. For the nine months ended September 30, 2008, we recorded an uncollectible trade accounts receivable of $0.3 million from a significant customer. We initially reserved an allowance for uncollectible accounts of $8.1 million from this customer during the second quarter of 2008, but reversed $7.8 million in the third quarter of 2008 upon determination that the trade receivable was collectible.

General and Administrative.  General and administrative expense totaled $8.4 million for the nine months ended September 30, 2009 compared with $6.4 million for the nine months ended September 30, 2008, an increase of $2.0 million, or 31.0%. Expenses related to the going private proposals were $2.1 million for the nine months ended September 30, 2009. All other general and administrative expenses decreased by $0.1 million during the nine months ended September 30, 2009 as compared to the nine months ended September 30, 2008.

Other Income (Expense).  Other income (expense) totaled $(8.1) million for the nine months ended September 30, 2009 compared with $(10.0) million for the nine months ended September 30, 2008, a decrease in expense of $2.0 million, or (20.0%). The decrease is primarily attributable lower interest rates incurred during the nine months ended September 30, 2009 compared to interest rates incurred during the nine months ended September 30, 2008, offset by interest expense of $1.4 million related to an interest rate swap during the nine months ended September 30, 2009 which did not exist in 2008.

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LIQUIDITY AND CAPITAL RESOURCES

U.S. Natural Gas, Crude Oil and NGL Supplies and Outlook

The drop in demand for natural gas, crude oil and NGL products since the third quarter of 2008 continues to impact the price for natural gas, crude oil and NGLs. Natural gas prices have declined significantly since the peak NYMEX Henry Hub last day settle price of $13.11/MMBtu in July 2008 to the NYMEX Henry Hub last day settle price of $3.73 in October 2009, a 72% decline. Natural gas storage levels have recently approached 3.7 Tcf, which surpassed the November 2007 record working gas storage of 3.5 Tcf. We believe that current natural gas prices will continue to result in reduced natural gas-related drilling in our service areas until the economic environment in the United States improves and increases the demand for natural gas. WTI crude oil pricing has declined from a peak of $134.62/bbl in July 2008 to a low of $33.87/Bbl in January 2009, a 75% decline, increasing to $71.55/Bbl in October 2009, a 47% decline from July 2008. Conway NGL basket pricing, which historically has correlated to WTI crude oil pricing, has dropped since the peak Conway NGL basket pricing of $1.97/gallon in June 2008 to a low of $0.61/gallon in December 2008, a 69% decline, increasing to $0.99/gallon in September 2009, a 50% decline from June 2008. In addition, current pricing and the forward curve pricing for WTI crude oil and the Conway NGL basket has recently improved. A number of the areas in which we operate are experiencing a significant decline in drilling activity as a result of the recent decline in natural gas and crude oil prices. While we anticipate continued exploration and production activities in the areas in which we operate, albeit at depressed levels, fluctuations in energy prices can greatly affect production rates and investments by third parties in the development of natural gas and crude oil reserves. Drilling activity generally decreases as natural gas and crude oil prices decrease. We have no control over the level of drilling activity in the areas of our operations.

Disruption to Functioning of Capital Markets

Multiple events during 2008 and 2009 involving numerous financial institutions have effectively restricted current liquidity within the capital markets throughout the United States and around the world. Despite efforts by treasury and banking regulators in the United States, Europe and other nations around the world to provide liquidity to the financial sector, capital markets currently remain constrained, particularly for non-investment grade midstream companies like Hiland. We expect that our ability to issue debt and equity at prices that are similar to offerings in recent years will be limited over the next three to six months and possibly longer should capital markets remain constrained. Although we intend to move forward with our planned capital expenditures attributable to our existing facilities, we may revise the timing and scope of these projects as necessary to adapt to existing economic conditions and the benefits expected to accrue to our unitholders from our capital expenditures may be muted by substantial cost of capital increases during this period.

Overview

Our senior secured revolving credit facility requires us to meet certain financial tests, including a maximum consolidated funded debt to EBITDA covenant ratio of 4.0 to 1.0 as of the last day of any fiscal quarter; provided that in the event that we make certain permitted acquisitions or capital expenditures, this ratio may be increased to 4.75 to 1.0 for the three fiscal quarters following the quarter in which such permitted acquisition or capital expenditure occurs. We met the permitted capital expenditure requirements for the four quarter period ended March 31, 2009 and elected to increase the ratio to 4.75 to 1.0 on March 31, 2009 for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009. During this step-up period, the applicable margin with respect to loans under the credit facility increases by 35 basis points per annum and the unused commitment fee increases by 12.5 basis points per annum. The ratio will revert back to 4.0 to 1.0 for the quarter ended December 31, 2009. If commodity prices and inlet natural gas volumes do not improve above the current forward prices and expected inlet natural gas volumes for the fourth quarter of 2009, the Partnership could be in violation of the maximum consolidated funded debt to EBITDA covenant ratio as early as December 31, 2009, unless this ratio is amended, the Partnership receives an infusion of equity capital, the Partnership’s debt is restructured or the Partnership is able to monetize “in-the-money” hedge positions. Management is continuing discussions with certain lenders under the credit facility as to ways to address a potential covenant violation. While no potential solution has been agreed to, the Partnership expects that any

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solution will require the assessment of fees and increased rates, the infusion of additional equity capital or the incurrence of subordinated indebtedness by the Partnership and the suspension of distributions for a certain period of time. There can be no assurance that any such agreement will be reached with the lenders, that any required equity or debt financing will be available to the Partnership, or that the Partnership will have sufficient “in-the-money” hedges to monetize to address the maximum consolidated funded debt to EBITDA covenant ratio.

Cash Flows from Operating Activities

Our cash flows from operating activities increased by $11.8 million to $38.5 million for the nine months ended September 30, 2009 from $26.7 million for the nine months ended September 30, 2008. During the nine months ended September 30, 2009 we received cash flows from customers of approximately $165.2 million attributable to significantly lower average realized natural gas and NGL sales prices and decreased natural gas sales volumes, partially offset by increased NGL sales volumes, received $3.2 million from early settlements of derivative contracts, made cash payments to our suppliers and employees of approximately $122.7 million and made payments of interest expense of $8.0 million, net of amounts capitalized, resulting in cash received from operating activities of $37.7 million. During the same nine month period in 2008, we received cash flows from customers of approximately $303.9 million attributable to increased natural gas and NGL volumes and significantly higher average realized natural gas and NGL sales prices, made cash payments to our suppliers and employees of approximately $267.5 million and made payments of interest expense of $9.7 million, net of amounts capitalized, resulting in cash received from operating activities of $26.7 million.

Changes in cash receipts and payments are primarily due to the timing of collections at the end of our reporting periods. We collect and pay large receivables and payables at the end of each calendar month. The timing of these payments and receipts may vary by a day or two between month-end periods and cause fluctuations in cash received or paid. Working capital items, exclusive of cash, provided $5.0 million of cash flows from operating activities during the nine months ended September 30, 2009 and used $16.5 million of cash flows from operating activities during the nine months ended September 30, 2008.

Net loss for the nine months ended September 30, 2009 was $(23.4) million, an increase in net loss of $40.9 million from a net income of $17.5 million for the nine months ended September 30, 2008. Depreciation, amortization, accretion and property impairments increased by $24.8 million to $52.4 million for the nine months ended September 30, 2009 from $27.7 million for the nine months ended September 30, 2008.

Cash Flows Used for Investing Activities

Our cash flows used for investing activities, which represent investments in property and equipment, decreased by $4.9 million to $32.3 million for the nine months ended September 30, 2009 from $37.1 million for the nine months ended September 30, 2008 primarily due to reduced capital expenditures in nearly all of our gathering systems, offset by cash flows invested related to the construction of the North Dakota Bakken gathering system.

Cash Flows from Financing Activities

Our cash flows used in financing activities was $3.9 million for the nine months ended September 30, 2009, a decrease of $16.0 million from $12.1 million provided by financing activities for the nine months ended September 30, 2008. During the nine months ended September 30, 2009, we borrowed $12.0 million under our credit facility to fund internal expansion projects, repaid $11.0 million on our credit facility, distributed $4.3 million to our unitholders, and made $0.6 million payments on capital lease obligations.

During the nine months ended September 30, 2008, we borrowed $41.0 million under our credit facility to fund internal expansion projects, we received capital contributions of $1.1 million as a result of issuing common units due to the exercise of 40,705 vested unit options, we distributed $29.2 million to our unitholders, incurred debt issuance costs of $0.4 million associated with the fourth amendment to our credit facility amended in February 2008 and made $0.4 million payments on capital lease obligations.

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Capital Requirements

The midstream energy business is capital intensive, requiring significant investment to maintain and upgrade existing operations. Our capital requirements have consisted primarily of, and we anticipate will continue to be:

•	maintenance capital expenditures, which are capital expenditures made to replace partially or fully depreciated assets to maintain the existing operating capacity of our assets and to extend their useful lives, or other capital expenditures that are incurred in maintaining existing system volumes and related cash flows; and

•	expansion capital expenditures such as those to acquire additional assets to grow our business, to expand and upgrade gathering systems, processing plants, treating facilities and fractionation facilities and to construct or acquire similar systems or facilities.

We believe that cash generated from the operations of our business will be sufficient to meet anticipated maintenance capital expenditures for the next twelve months. We anticipate that any future expansion capital expenditures may be funded through operating cash flow, long-term borrowings or other debt financings and/or equity offerings. See “Credit Facility” below for information related to our credit agreement.

North Dakota Bakken

Our North Dakota Bakken gathering system presently consists of a 68-mile gathering system located in northwestern North Dakota that gathers natural gas associated with crude oil produced from the Bakken shale and Three Forks/Sanish formations. Construction of the gathering system, associated compression and treating facilities and a processing plant commenced in October 2008 and became fully operational in May 2009. As of September 30, 2009, we have invested approximately $24.0 million in the project.

Financial Derivatives and Commodity Hedges

We have entered into certain financial derivative instruments that are classified as cash flow hedges and relate to forecasted natural gas sales in 2009 and 2010. We entered into these financial swap instruments to hedge the forecasted natural gas sales against the variability in expected future cash flows attributable to changes in commodity prices. Under these swap agreements, we receive a fixed price and pay a floating price based on certain indices for the relevant contract period as the underlying natural gas is sold.

The following table provides information about our commodity based derivative instruments at September 30, 2009:

		Average	Fair
		Fixed	Value
Description and Production Period	Volume	Price	Asset
	(MMBtu)	(per MMBtu)

Natural Gas — Sold Fixed for Floating Price Swaps
October 2009 — September 2010	2,136,000	$6.87	$3,537
October 2010 — December 2010	534,000	$6.73	341

			$3,878

We have entered into a financial derivative instrument that is classified as a cash flow hedge and relates to forecasted interest payments under our credit facility in 2009. We entered into this financial swap instrument to hedge forecasted interest payments against the variable interest payments under our credit facility. Under this swap agreement, we pay a fixed interest rate and receive a floating rate based on one

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month LIBOR on the notional amount for the contract period. The following table provides information about our interest rate swap at September 30, 2009 for the periods indicated:

			Fair Value
	Notional	Interest	Asset
Description and Period	Amount	Rate	(Liability)

Interest Rate Swap
October 2009 — December 2009	$100,000	2.245%	$(512)

Off-Balance Sheet Arrangements

We had no significant off-balance sheet arrangements as of September 30, 2009.

Available Credit

Credit markets in the United States and around the world remain constrained due to a lack of liquidity and confidence in a number of financial institutions. As a non-investment grade midstream company, we are currently experiencing difficulty accessing bank credit markets. Additionally, existing constraints in the credit markets may increase the rates we are charged for utilizing these markets.

Credit Facility

Our borrowing capacity under our senior secured revolving credit facility, as amended, is $300.0 million consisting of a $291.0 million senior secured revolving credit facility to be used for funding acquisitions and other capital expenditures, issuance of letters of credit and general corporate purposes (the “Acquisition Facility”) and a $9.0 million senior secured revolving credit facility to be used for working capital and to fund distributions (the “Working Capital Facility”).

In addition, the senior secured revolving credit facility provides for an accordion feature, which permits us, if certain conditions are met, to increase the size of the Acquisition Facility by up to $50.0 million and allows for the issuance of letters of credit of up to $15.0 million in the aggregate. The credit facility will mature in May 2011. At that time, the agreement will terminate and all outstanding amounts thereunder will be due and payable.

Our senior secured revolving credit facility requires us to meet certain financial tests, including a maximum consolidated funded debt to EBITDA covenant ratio of 4.0 to 1.0 as of the last day of any fiscal quarter; provided that in the event that we make certain permitted acquisitions or capital expenditures, this ratio may be increased to 4.75 to 1.0 for the three fiscal quarters following the quarter in which such permitted acquisition or capital expenditure occurs. We met the permitted capital expenditure requirements for the four quarter period ended March 31, 2009 and elected to increase the ratio to 4.75 to 1.0 on March 31, 2009 for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009. During this step-up period, the applicable margin with respect to loans under the credit facility increases by 35 basis points per annum and the unused commitment fee increases by 12.5 basis points per annum. The ratio will revert back to 4.0 to 1.0 for the quarter ended December 31, 2009. If commodity prices and inlet natural gas volumes do not improve above the current forward prices and expected inlet natural gas volumes for the fourth quarter of 2009, the Partnership could be in violation of the maximum consolidated funded debt to EBITDA covenant ratio as early as December 31, 2009, unless this ratio is amended, the Partnership receives an infusion of equity capital, the Partnership’s debt is restructured or the Partnership is able to monetize “in-the-money” hedge positions. Management is continuing discussions with certain lenders under the credit facility as to ways to address a potential covenant violation. While no potential solution has been agreed to, the Partnership expects that any solution will require the assessment of fees and increased rates, the infusion of additional equity capital or the incurrence of subordinated indebtedness by the Partnership and the suspension of distributions for a certain period of time. There can be no assurance that any such agreement will be reached with the lenders, that any required equity or debt financing will be available to the Partnership, or that the Partnership will have sufficient “in-the-money” hedges to monetize to address the maximum consolidated funded debt to EBITDA covenant ratio.

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Upon the occurrence of an event of default as defined in the credit facility, the lenders may, among other things, be able to accelerate the maturity of the credit facility and exercise other rights and remedies as set forth in the credit facility.

Our obligations under the credit facility are secured by substantially all of our assets and guaranteed by us, and all of our subsidiaries, other than our operating company, which is the borrower under the credit facility.

Indebtedness under the credit facility will bear interest, at our option, at either: (i) an Alternate Base Rate plus an applicable margin ranging from 50 to 125 basis points per annum or (ii) LIBOR plus an applicable margin ranging from 150 to 225 basis points per annum based on our ratio of consolidated funded debt to EBITDA. The Alternate Base Rate is a rate per annum equal to the greatest of: (a) the Prime Rate in effect on such day, (b) the base CD rate in effect on such day plus 1.50% and (c) the Federal Funds effective rate in effect on such day plus 1/2 of 1%. We have elected for the indebtedness to bear interest at LIBOR plus the applicable margin. A letter of credit fee will be payable for the aggregate amount of letters of credit issued under the credit facility at a percentage per annum equal to 1.0%. An unused commitment fee ranging from 25 to 50 basis points per annum based on our ratio of consolidated funded debt to EBITDA will be payable on the unused portion of the credit facility. During the step-up period, the applicable margin with respect to loans under the credit facility will be increased by 35 basis points per annum and the unused commitment fee will be increased by 12.5 basis points per annum. At September 30, 2009, the interest rate on outstanding borrowings from our credit facility was 2.87%.

We are subject to interest rate risk on our credit facility and have entered into an interest rate swap to reduce this risk. See Note 5 “Derivatives” for a discussion of our interest rate swap.

The credit facility prohibits us from making distributions to unitholders if any default or event of default, as defined in the credit facility, has occurred and is continuing or would result from such distributions. In addition, the credit facility contains various covenants that limit, among other things, subject to certain exceptions and negotiated “baskets,” our ability to incur indebtedness, grant liens, make certain loans, acquisitions and investments, make any material changes to the nature of its business, amend its material agreements, including the Omnibus Agreement or enter into a merger, consolidation or sale of assets.

The credit facility defines EBITDA as our consolidated net income (loss), plus income tax expense, interest expense, depreciation, amortization and accretion expense, amortization of intangibles and organizational costs, non-cash unit based compensation expense, and adjustments for non-cash gains and losses on specified derivative transactions and for other extraordinary or non-recurring items.

The credit facility limits distributions to our unitholders to available cash, as defined by the agreement, and borrowings to fund such distributions are only permitted under the revolving working capital facility. The revolving working capital facility is subject to an annual “clean-down” period of 15 consecutive days in which the amount outstanding under the revolving working capital facility is reduced to zero.

As of September 30, 2009, we had $253.1 million outstanding under the credit facility and were in compliance with its financial covenants. Our EBITDA to interest expense ratio was 4.93 to 1.0 and our consolidated funded debt to EBITDA ratio was 4.50 to 1.0.

Impact of Inflation

Inflation in the United States has been relatively low in recent years and did not have a material impact on our results of operations for the periods presented.

Recent Accounting Pronouncements

In September 2009, the FASB issued new authoritative accounting guidance, effective for financial statements issued for interim and annual periods ending after September 15, 2009, which identifies the FASB Accounting Standards Codification (“Codification”) as the authoritative source of GAAP in the United States. Rules and interpretive releases of the SEC under federal securities laws are also sources of authoritative GAAP

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for SEC registrants. Codification is not intended to change GAAP. The adoption of this new accounting guidance had no impact on our financial statements and disclosures therein.

In May 2009, the FASB issued new authoritative accounting guidance on subsequent events that establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This new accounting guidance is effective for interim or annual periods ending after June 15, 2009. The adoption of this new guidance was effective June 30, 2009 and did not have a material impact on our financial statements and disclosures therein.

In April 2009, the FASB issued new authoritative accounting guidance on interim disclosures about fair value of financial instruments which expands the fair value disclosures required for all financial instruments to interim periods. This new guidance also requires entities to disclose in interim periods the methods and significant assumptions used to estimate the fair value of financial instruments. This new accounting guidance is effective for interim reporting periods ending after June 15, 2009. The adoption of this new guidance was effective June 30, 2009 and did not have a material impact on our financial statements and disclosures therein.

In April 2009, the FASB revised the authoritative guidance related to the initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. Generally, assets acquired and liabilities assumed in a business combination that arise from contingencies must be recognized at fair value at the acquisition date. This guidance was adopted January 1, 2009. As this guidance is applied prospectively to business combinations with an acquisition date on or after the date the guidance became effective, the impact cannot be determined until the transactions occur. No such transactions have occurred during 2009.

In April 2008, the FASB issued amended guidance on the factors that an entity should consider in developing renewal or extension assumptions used in determining the useful life of recognized intangible assets, including goodwill. In determining the useful life of an acquired intangible asset, this guidance removes the requirement for an entity to consider whether renewal of the intangible asset requires significant costs or material modifications to the related arrangement and replaces the previous useful life assessment criteria with a requirement that an entity considers its own experience or market participant assumptions in renewing similar arrangements. This guidance was adopted effective January 1, 2009, and will apply to future intangible assets acquired. We don’t believe the adoption will have a material impact on our financial position, results of operations or cash flows.

In March 2008, the FASB amended and expanded the disclosure requirements related to derivative instruments and hedging activities to improve transparency in financial reporting by requiring enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance, and cash flows. The revised guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. This guidance was adopted effective January 1, 2009 and did not have a material impact on our financial statements and disclosures therein.

In March 2008, the FASB issued authoritative accounting guidance which requires the calculation of a Master Limited Partnership’s (“MLPs”) net earnings per limited partner unit for each period presented according to distributions declared and participation rights in undistributed earnings as if all of the earnings for that period had been distributed. In periods with undistributed earnings above specified levels, the calculation per the two-class method results in an increased allocation of such undistributed earnings to the general partner and a dilution of earnings to the limited partners. This guidance was adopted effective January 1, 2009 and did not have a significant impact on our financial statements and disclosures therein.

In December 2007, the FASB revised the authoritative guidance for business combinations which provides guidance for how the acquirer recognizes and measures goodwill acquired in the business combination or a gain from a bargain purchase, the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree. This guidance also determines what information to disclose to enable users to be able

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to evaluate the nature and financial effects of the business combination. This guidance was adopted effective January 1, 2009 and will apply to future business combinations.

In December 2007, the FASB issued authoritative guidance clarifying that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This guidance requires the equity amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated income statement and that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently and similarly as equity transactions. Consolidated net income and comprehensive income are now determined without deducting minority interest; however, earnings-per-share information continues to be calculated on the basis of the net income attributable to the parent’s shareholders. Additionally, this guidance establishes a single method for accounting for changes in a parent’s ownership interest in a subsidiary that does not result in deconsolidation and that the parent recognize a gain or loss in net income when a subsidiary is deconsolidated. This guidance is effective for fiscal years beginning on or after December 15, 2008, was adopted effective January 1, 2009 and did not have a material impact on our financial position, results of operations or cash flows.

In February 2007, the FASB expanded guidance on fair value measurements which expands opportunities to use fair value measurement in financial reporting and permits entities to choose to measure many financial instruments and certain other items at fair value. This guidance was adopted effective January 1, 2008, at which time no financial assets or liabilities, not previously required to be recorded at fair value by other authoritative literature, were designated to be recorded at fair value. The adoption of this guidance did not have any impact on our financial position, results of operations or cash flows.

In September 2006, the FASB issued new authoritative accounting guidance for fair value measurements, which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”) such as fair value hierarchy used to classify the source of information used in fair value measurements (i.e., market based or non-market based) and expands disclosure about fair value measurements based on their level in the hierarchy. This guidance establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value and defines three levels of inputs that may be used to measure fair value. Level 1 refers to assets that have observable market prices, level 2 assets do not have an “observable price” but do have inputs that are based on such prices in which components have observable data points and level 3 refers to assets in which one or more of the inputs do not have observable prices and calibrated model parameters, valuation techniques or management’s assumptions are used to derive the fair value. This guidance was adopted effective January 1, 2009 and did not have a material impact on our financial statements or disclosures therein.

Significant Accounting Policies and Estimates

The selection and application of accounting policies is an important process that has developed as our business activities have evolved and as the accounting rules have developed. Accounting rules generally do not involve a selection among alternatives, but involve the implementation and interpretation of existing rules, and the use of judgment applied to the specific set of circumstances existing in our business. We make every effort to properly comply with all applicable rules on or before their adoption, and we believe the proper implementation and consistent application of the accounting rules are critical.

There have been no material changes in our significant accounting policies and estimates during the three and nine months ended September 30, 2009. See our disclosure of significant accounting policies and estimates in Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 9, 2009.

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Item 3.	Quantitative and Qualitative Disclosures about Market Risk

Market risk is the risk of loss arising from adverse changes in market rates and prices. The principal market risk to which we are exposed is commodity price risk for natural gas and NGLs. We also incur, to a lesser extent, risks related to interest rate fluctuations. We do not engage in commodity energy trading activities.

Commodity Price Risks.  Our profitability is affected by volatility in prevailing NGL and natural gas prices. Historically, changes in the prices of most NGL products have generally correlated with changes in the price of crude oil. NGL and natural gas prices are volatile and are impacted by changes in the supply and demand for NGLs and natural gas, as well as market uncertainty. Our cash flow is affected by the volatility of natural gas and NGL product prices, which could adversely affect our ability to make distributions to unitholders. To illustrate the impact of changes in prices for natural gas and NGLs on our operating results, we have provided the table below, which reflects, for the three months ended September 30, 2009 and 2008, respectively, the impact on our midstream segment margin of a $0.01 per gallon change (increase or decrease) in NGL prices coupled with a $0.10 per MMBtu change (increase or decrease) in the price of natural gas.

		Natural Gas Price Change ($/MMBtu)
		Three Months Ended September 30,
		2009		2008

		$0.10	$(0.10)	$0.10	$(0.10)
NGL Price Change ($/gal)	$0.01	$177,000	$159,000	$130,000	$156,000
	$(0.01)	$(159,000)	$(177,000)	$(159,000)	$(134,000)

The increase in commodity exposure is the result of increased NGL product sales volumes offset by decreased natural gas sales volumes during the three months ended September 30, 2009 compared to the three months ended September 30, 2008 and the increased exposure to NGL product prices in 2009 as the result of no NGL hedging contracts in 2009 compared to NGL products hedged during the three months ended September 30, 2008. The magnitude of the impact on total segment margin of changes in natural gas and NGL sales prices presented may not be representative of the magnitude of the impact on total segment margin for different commodity prices or contract portfolios. Natural gas and crude oil prices can also affect our profitability indirectly by influencing the level of drilling activity and related opportunities for our services.

We manage this commodity price exposure through an integrated strategy that includes management of our contract portfolio, optimization of our assets and the use of derivative contracts. As a result of these derivative swap contracts, we have hedged a portion of our expected exposure to natural gas prices in 2009 and 2010. We continually monitor our hedging and contract portfolio and expect to continue to adjust our hedge position as conditions warrant. The following table provides information about our commodity-based derivative instruments at September 30, 2009 for the periods indicated:

		Average	Fair
		Fixed	Value
Description and Production Period	Volume	Price	Asset
	(MMBtu)	(Per MMBtu)

Natural Gas — Sold Fixed for Floating Price Swaps
October 2009 — September 2010	2,136,000	$6.87	$3,537
October 2010 — December 2010	534,000	$6.73	341

			$3,878

Interest Rate Risk.  We have elected for the indebtedness under our credit facility to bear interest at LIBOR plus the applicable margin. We are exposed to changes in the LIBOR rate as a result of our credit facility, which is subject to floating interest rates. On October 7, 2008, we entered into a floating-to-fixed interest rate swap agreement with an investment grade counterparty whereby we pay a monthly fixed interest rate of 2.245% and receive a monthly variable rate based on the one month posted LIBOR interest rate on a notional amount of $100.0 million. This swap agreement was effective on January 2, 2009 and terminates on January 1, 2010. As of September 30, 2009, we had approximately $253.1 million of indebtedness outstanding

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under our credit facility, of which $153.1 million is exposed to changes in the LIBOR rate. The impact of a 100 basis point increase in interest rates on the amount of current debt exposed to variable interest rates would for the remainder of 2009, result in an increase in annualized interest expense and a corresponding decrease in annualized net income of approximately $1.5 million. The following table provides information about our interest rate swap at September 30, 2009:

			Fair Value
	Notional	Interest	Asset
Description and Period	Amount	Rate	(Liability)

Interest Rate Swap
October 2009 — December 2009	$100,000	2.245%	$(512)

Credit Risk.  Counterparties pursuant to the terms of their contractual obligations expose us to potential losses as a result of nonperformance. Our four largest customers for the nine months ended September 30, 2009, accounted for approximately 21%, 14%, 12% and 9%, respectively, of our revenues. Consequently, changes within one or more of these companies operations have the potential to impact, both positively and negatively, our credit exposure and make us subject to risks of loss resulting from nonpayment or nonperformance by these or any of our other customers. Any material nonpayment or nonperformance by our key customers could materially and adversely affect our business, financial condition or results of operations and reduce our ability to make distributions to our unitholders. Furthermore, some of our customers may be highly leveraged and subject to their own operating and regulatory risks, which increases the risk that they may default on their obligations to us. Our counterparties for our commodity based derivative instruments as of September 30, 2009 are BP Energy Company and Bank of Oklahoma, N.A. Our counterparty to our interest rate swap as of September 30, 2009 is Wells Fargo Bank, N.A.

On July 22, 2008, SemGroup, L.P. and certain subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. In October 2008, the United States Bankruptcy Court for the District of Delaware entered an order approving the assumption of a Natural Gas Liquids Marketing Agreement (the “SemStream Agreement”) between SemStream, L.P., an affiliate of SemGroup, L.P., and us relating to sales of natural gas liquids and condensate at our Bakken and Badlands plants and gathering systems, restoring us and SemStream, L.P. to our pre-bankruptcy contractual relationship. Our pre-petition credit exposure to SemGroup, L.P. relating to condensate sales to SemCrude, LLC in our mid-continent region is approximately $0.3 million, which continues to be reserved as of September 30, 2009.

Item 4.	Controls and Procedures

Evaluation of Disclosure Controls and Procedures

(a) Evaluation of disclosure controls and procedures.

As required by Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended, we have evaluated, under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q. Based upon that evaluation, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures were effective as of September 30, 2009, to ensure that information is accumulated and communicated to our management, including our principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC.

(b) Changes in internal control over financial reporting.

During the three months ended September 30, 2009, there were no changes in our system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

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PART II. OTHER INFORMATION

Item 1.	Legal Proceedings

Three putative unitholder class action lawsuits have been filed relating to the Hiland Partners Merger and the Hiland Holdings Merger. These lawsuits are as follows: (i) Robert Pasternack v. Hiland Partners, LP et al., In the Court of Chancery of the State of Delaware, Civil Action No. 4397-VCS; (ii) Andrew Jones v. Hiland Partners, LP et al., In the Court of Chancery of the State of Delaware, Civil Action No. 4558-VCS; and (iii) Arthur G. Rosenberg v. Hiland Partners, LP et al., In the District Court of Garfield County, State of Oklahoma, Case No. C3-09-211-02. The lawsuits name as defendants the Partnership, Hiland Holdings, the general partner of each of the Partnership and Hiland Holdings, and the members of the board of directors of each of the Partnership and Hiland Holdings. The lawsuits challenge both the Hiland Partners Merger and the Hiland Holdings Merger. The lawsuits allege claims of breach of the Partnership Agreement and breach of fiduciary duty on behalf of (i) a purported class of common unitholders of the Partnership and (ii) a purported class of our common unitholders of Hiland Holdings.

On July 10, 2009, the court in which the Oklahoma case is pending granted our motion to stay the Oklahoma lawsuit in favor of the Delaware lawsuits. On July 31, 2009, the plaintiff in the first-filed Delaware case (Pasternack) filed an Amended Class Action Complaint and a motion to enjoin the mergers. This Amended Class Action Complaint alleges, among other things, that (i) the original consideration and revised consideration offered by the Hamm Parties is unfair and inadequate, (ii) the members of the conflicts committees of the general partner of each of the Partnership and Hiland Holdings that were charged with reviewing the proposals and making a recommendation to each committee’s respective board of directors lacked any meaningful independence, (iii) the defendants acted in bad faith in recommending and approving the Hiland Partners Merger or the Hiland Holdings Merger, and (iv) the disclosures in the Preliminary Proxy Statement filed by the Partnership and Hiland Holdings are materially misleading. The Pasternack plaintiff seeks to preliminarily enjoin the defendants from proceeding with or consummating the mergers and seeks an order requiring defendants to supplement the Preliminary Proxy Statement with certain information. On August 13, 2009, the Partnership, Hiland Holdings and certain individual defendants moved to dismiss the claims added in the July 31, 2009 Amended Class Action Complaint. The plaintiffs moved to expedite proceedings on September 4, 2009. On September 4, 2009, the plaintiffs filed a motion to expedite the proceedings. On September 9, 2009, the Delaware Chancery Court requested that the defendants file a response to plaintiffs’ motion that same day and set a hearing on plaintiffs’ motion for September 11, 2009. Defendants responded to plaintiffs’ motion as ordered by the Court, and, following the hearing on September 11, 2009, plaintiffs’ motion to expedite the proceedings was denied.

We cannot predict the outcome of these lawsuits, or others, nor can we predict the amount of time and expense that will be required to resolve the lawsuits.

We are not aware of any legal or governmental proceedings against us, or contemplated to be brought against us, under the various environmental protection statutes to which we are subject. We maintain insurance policies with insurers in amounts and with coverage and deductibles as our general partner believes are reasonable and prudent. However, we cannot assure you that this insurance will be adequate to protect us from all material expenses related to potential future claims for personal and property damage or that these levels of insurance will be available in the future at economical prices.

Item 1A.	Risk Factors

The failure to complete the Hiland Partners Merger could adversely affect the price of our common units and otherwise have an adverse effect on us.

There can be no assurance that the conditions to the completion of the Hiland Partners Merger, many of which are out of our control, will be satisfied by the December 11, 2009 deadline set forth in the amended merger agreement. Among other things, we cannot be certain that (i) holders of a majority of our common units (other than Hiland Holdings) will vote in favor of the Hiland Partners Merger and the merger agreement; (ii) no injunction will be granted in any of the three pending unitholder lawsuits challenging the Hiland

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Partners Merger (as described elsewhere in this Form 10-Q); or (iii) that the Hiland Holdings Merger will be completed concurrently with the Hiland Partners Merger (the completion of which is a condition to Harold Hamm’s obligation to complete the Hiland Partners Merger). Additionally, if we do not receive the required unitholder approval of the Hiland Partners Merger Agreement and the Hiland Partners Merger at a special meeting held on or before December 4, 2009, pursuant to the terms of our Partnership Agreement, we will have to set a new record date and resolicit proxies in connection with a new vote on the proposals. Whether or not we will be able to hold a unitholder vote on or before December 4, 2009 is subject to a variety of risks, including the risk that we will not receive clearance of the proxy supplement a sufficient amount of time prior to December 4, 2009 to permit distribution of the supplement. This could materially delay the completion of the Hiland Partners Merger.

If the Hiland Partners Merger is not completed, the price of our common units could fall to the extent that the current market price of our common units reflects an assumption that a transaction will be completed. Further, a failed transaction may result in negative publicity and/or a negative impression of us in the investment community and may affect our relationship with employees, vendors, creditors and other business partners.

Additionally, we are subject to the following risks related to the Hiland Partners Merger:

•	Certain costs relating to the Hiland Partners Merger, including legal, accounting and financial advisory fees, are payable by us whether or not the Hiland Partners Merger is completed.

•	Under circumstances set out in the merger agreement, if the Hiland Partners Merger is not completed we may be required to reimburse up to $1,420,000 of Mr. Hamm and his affiliates’ expenses associated with the Hiland Partners Merger.

•	Our management’s and our employees’ attention will have been diverted from our day-to-day operations, we may experience unusually high employee attrition and our business and customer relationships may be disrupted.

We are subject to litigation related to the Hiland Partners Merger.

We are actively defending three putative unitholder class action lawsuits which have been filed relating to the Hiland Partners Merger and the Hiland Holdings Merger. These lawsuits are as follows: (i) Robert Pasternack v. Hiland Partners, LP et al., In the Court of Chancery of the State of Delaware, Civil Action No. 4397-VCS; (ii) Andrew Jones v. Hiland Partners, LP et al., In the Court of Chancery of the State of Delaware, Civil Action No. 4558-VCS; and (iii) Arthur G. Rosenberg v. Hiland Partners, LP et al., In the District Court of Garfield County, State of Oklahoma, Case No. C3-09-211-02. The lawsuits name as defendants the Partnership, Hiland Holdings, the general partner of each of the Partnership and Hiland Holdings, and the members of the board of directors of each of the Partnership and Hiland Holdings. The lawsuits challenge both the Hiland Partners Merger and the Hiland Holdings Merger. The lawsuits allege claims of breach of the Partnership Agreement and breach of fiduciary duty on behalf of (i) a purported class of common unitholders of the Partnership and (ii) a purported class of our common unitholders of Hiland Holdings.

On July 10, 2009, the court in which the Oklahoma case is pending granted our motion to stay the Oklahoma lawsuit in favor of the Delaware lawsuits. On July 31, 2009, the plaintiff in the first-filed Delaware case (Pasternack) filed an Amended Class Action Complaint and a motion to enjoin the mergers. This Amended Class Action Complaint alleges, among other things, that (i) the original consideration and revised consideration offered by the Hamm Parties is unfair and inadequate, (ii) the members of the conflicts committees of the general partner of each of the Partnership and Hiland Holdings that were charged with reviewing the proposals and making a recommendation to each committee’s respective board of directors lacked any meaningful independence, (iii) the defendants acted in bad faith in recommending and approving the Hiland Partners Merger or the Hiland Holdings Merger, and (iv) the disclosures in the Preliminary Proxy Statement filed by the Partnership and Hiland Holdings are materially misleading. The Pasternack plaintiff seeks to preliminarily enjoin the defendants from proceeding with or consummating the mergers and seeks an

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order requiring defendants to supplement the Preliminary Proxy Statement with certain information. It is possible that additional claims beyond those that have already been filed will be brought by the current plaintiffs or by others in an effort to enjoin the Hiland Partners Merger or seek monetary relief from us.

While the Hiland Companies do not believe these lawsuits have merit and intend to defend themselves vigorously, we cannot predict the outcome of these lawsuits, or others, nor can we predict the amount of time and expense that will be required to resolve the lawsuits. An unfavorable resolution of any such litigation surrounding the Hiland Partners Merger could delay or prevent the consummation of the Hiland Partners Merger. In addition, the cost to us of defending the litigation, even if resolved in our favor, could be substantial. Such litigation could also divert the attention of our management and our resources in general from day-to-day operations.

If commodity prices and inlet natural gas volumes do not improve above the expected prices and inlet natural gas volumes for the fourth quarter of 2009, we may be in violation of the maximum consolidated funded debt to EBITDA covenant ratio as early as December 31, 2009, unless the ratio is amended, the senior secured revolving credit facility is restructured, we receive an infusion of equity capital or the Partnership is able to monetize “in-the-money” hedge positions. Failure to comply with the covenants could cause an event of default under our credit facility.

Our credit facility contains covenants requiring us to maintain certain financial ratios and comply with certain financial tests, which, among other things, require us and our subsidiary guarantors, on a consolidated basis, to maintain specified ratios or conditions as follows:

•	EBITDA to interest expense of not less than 3.0 to 1.0; and

•	consolidated funded debt to EBITDA of not more than 4.0 to 1.0 with the option to increase the consolidated funded debt to EBITDA ratio to not more than 4.75 to 1.0 for a period of up to nine months following an acquisition or a series of acquisitions totaling $40 million in a 12-month period (subject to an increased applicable interest rate margin and commitment fee rate).

As of September 30, 2009, we were in compliance with each of these ratios, which are tested quarterly. Our EBITDA to interest expense ratio was 4.93 to 1.0 and our consolidated funded debt to EBITDA ratio was 4.50 to 1.0. We temporarily increased the ratio to 4.75 to 1.0 on March 31, 2009, but such ratio will be reduced to 4.0 to 1.0 on December 31, 2009. Our ability to remain in compliance with these restrictions and covenants in the future is uncertain and will be affected by the levels of cash flow from our operations and events or circumstances beyond our control. If commodity prices and inlet natural gas volumes do not improve above the expected prices and inlet natural gas volumes for the fourth quarter of 2009, we may be in violation of the maximum consolidated funded debt to EBITDA ratio as early as December 31, 2009, unless the ratio is amended, the senior secured revolving credit facility is restructured, we receive an infusion of equity capital or the Partnership is able to monetize “in-the-money” hedge positions. Our failure to comply with any of the restrictions and covenants under our revolving credit facility could lead to an event of default and the acceleration of our obligations under those agreements. We may not have sufficient funds to make such payments. If we are unable to satisfy our obligations with cash on hand, we could attempt to refinance such debt, sell assets or repay such debt with the proceeds from an equity offering. We cannot assure that we will be able to generate sufficient cash flow to pay the interest on our debt or that future borrowings, equity financings or proceeds from the sale of assets will be available to pay or refinance such debt. The terms of our financing agreements may also prohibit us from taking such actions. Factors that will affect our ability to raise cash through an offering of our common units or other equity, a refinancing of our debt or a sale of assets include financial market conditions and our market value and operating performance at the time of such offering or other financing. We cannot assure that any such proposed offering, refinancing or sale of assets can be successfully completed or, if completed, that the terms will be favorable to us.

In addition to the other information set forth in this report, you should carefully consider the factors discussed in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008, which could materially affect our business, financial condition or future results. The risks described in our Annual Report on Form 10-K are not the only risks facing the Partnership. Additional risks

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and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/ or operating results.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.	Defaults Upon Senior Securities

None.

Item 4.	Submission of Matters to a Vote of Security Holders

None.

Item 5.	Other Information

None.

Item 6.	Exhibits

Exhibit
Number		Description

2.1	—	Acquisition Agreement by and among Hiland Operating, LLC and Hiland Partners, LLC dated as of September 1, 2005 (incorporated by referenced to Exhibit 2.1 of Registrant’s Form 8-K filed September 29, 2005).
2.2	—	Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, HH GP Holding, LLC and HLND MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Registrant’s Form 8-K filed on June 1, 2009). Schedules and Exhibits are omitted pursuant to Section 601(b)(2) of Regulation S-K.
2.3	—	Equity Commitment Letter Agreement, dated as of June 1, 2009, by and between Harold Hamm and HH GP Holding, LLC (incorporated by reference to Exhibit 2.2 of Registrant’s Form 8-K filed on June 1, 2009).
2.4	—	Support Agreement, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, HH GP Holding, LLC and HLND MergerCo, LLC (incorporated by reference to Exhibit 2.3 of Registrant’s Form 8-K filed on June 1, 2009).LLC (incorporated by reference to Exhibit 2.3 of Registrant’s Form 8-K filed on June 1, 2009).
2.5	—	Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, HH GP Holding, LLC and HPGP MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Hiland Holdings’ Form 8-K filed on June 1, 2009). Schedules and Exhibits are omitted pursuant to Section 601(b)(2) of Regulation S-K.
2.6	—	Equity Commitment Letter Agreement, dated as of June 1, 2009, by and between Harold Hamm and HH GP Holding, LLC (incorporated by reference to Exhibit 2.3 of Hiland Holdings’ Form 8-K filed on June 1, 2009).
2.7	—	Support Agreement, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, Harold Hamm, Continental Gas Holdings, Inc., Bert Mackie, as trustee of the Harold Hamm DST Trust and the Harold Hamm HJ Trust, HH GP Holding, LLC and HPGP MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Hiland Holdings’ Form 8-K filed on June 1, 2009).
2.8	—	Amendment No. 1, dated October 26, 2009, to the Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, HH GP Holding, LLC and HLND MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Registrant’s Form 8-K filed on October 27, 2009).

56

Exhibit
Number		Description

2.9	—	Amendment No. 1, dated October 26, 2009, to the Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, HH GP Holding, LLC and HPGP MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Hiland Holdings’ Form 8-K filed on October 27, 2009).
3.2	—	First Amended and Restated Limited Partnership Agreement of Hiland Partners, LP (incorporated by reference to Exhibit 3.2 of Registrant’s annual report on Form 10-K filed on March 30, 2005).
3.3	—	Certificate of Formation of Hiland Partners GP, LLC (incorporated by reference to Exhibit 3.3 of Registrant’s Registration Statement on Form S-1 (File No. 333-119908)).
3.4	—	Second Amended and Restated Limited Liability Company Agreement of Hiland Partners GP, LLC (incorporated by reference to exhibit 10.2 of Registrant’s Form 8-K filed on September 29, 2006).
4.1	—	Certificate of Limited Partnership of Hiland Partners, LP. (incorporated by reference to Exhibit 3.1 of Registrant’s Registration Statement on Form S-1 (File No. 333-119908)).
4.2	—	First Amended and Restated Limited Partnership Agreement of Hiland Partners, LP (incorporated by reference to Exhibit 3.2 of Registrant’s annual report on Form 10-K filed on March 30, 2005).
4.3	—	Certificate of Formation of Hiland Partners GP, LLC (incorporated by reference to Exhibit 3.3 of Registrant’s Registration Statement on Form S-1 (File No. 333-119908)).
4.4	—	Second Amended and Restated Limited Liability Company Agreement of Hiland Partners GP, LLC (incorporated by reference to exhibit 10.2 of Registrant’s Form 8-K filed on September 29, 2006).
19.1	—	Code of Ethics for Chief Executive Officer and Senior Finance Officers (incorporated by reference to Exhibit 19.1 of Registrant’s annual report on Form 10-K filed on March 30, 2005).
31.1	—	Certification of Chief Executive Officer under Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	—	Certification of Chief Financial Officer under Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	—	Certification of Chief Executive Officer under Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	—	Certification of Chief Financial Officer under Section 906 of the Sarbanes-Oxley Act of 2002.

†	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

*	Constitutes management contracts or compensatory plans or arrangements.

57

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in Enid, Oklahoma, on this 9th day of November, 2009.

HILAND PARTNERS, LP

By: Hiland Partners GP, LLC, its general partner

By:	/s/ Joseph L. Griffin
Joseph L. Griffin
Chief Executive Officer, President and Director
(principal executive officer)

By:	/s/ Matthew S. Harrison
Matthew S. Harrison
Chief Financial Officer, Vice President-Finance, Secretary and Director (principal financial and accounting officer)

58

Exhibit Index

2.1	—	Acquisition Agreement by and among Hiland Operating, LLC and Hiland Partners, LLC dated as of September 1, 2005 (incorporated by referenced to Exhibit 2.1 of Registrant’s Form 8-K filed September 29, 2005).
2.2	—	Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, HH GP Holding, LLC and HLND MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Registrant’s Form 8-K filed on June 1, 2009). Schedules and Exhibits are omitted pursuant to Section 601(b)(2) of Regulation S-K.
2.3	—	Equity Commitment Letter Agreement, dated as of June 1, 2009, by and between Harold Hamm and HH GP Holding, LLC (incorporated by reference to Exhibit 2.2 of Registrant’s Form 8-K filed on June 1, 2009).
2.4	—	Support Agreement, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, HH GP Holding, LLC and HLND MergerCo, LLC (incorporated by reference to Exhibit 2.3 of Registrant’s Form 8-K filed on June 1, 2009).
2.5	—	Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, HH GP Holding, LLC and HPGP MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Hiland Holdings’ Form 8-K filed on June 1, 2009). Schedules and Exhibits are omitted pursuant to Section 601(b)(2) of Regulation S-K.
2.6	—	Equity Commitment Letter Agreement, dated as of June 1, 2009, by and between Harold Hamm and HH GP Holding, LLC (incorporated by reference to Exhibit 2.3 of Hiland Holdings’ Form 8-K filed on June 1, 2009).
2.7	—	Support Agreement, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, Harold Hamm, Continental Gas Holdings, Inc., Bert Mackie, as trustee of the Harold Hamm DST Trust and the Harold Hamm HJ Trust, HH GP Holding, LLC and HPGP MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Hiland Holdings’ Form 8-K filed on June 1, 2009).
2.8	—	Amendment No. 1, dated October 26, 2009, to the Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, HH GP Holding, LLC and HLND MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Registrant’s Form 8-K filed on October 27, 2009).
2.9	—	Amendment No. 1, dated October 26, 2009, to the Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, HH GP Holding, LLC and HPGP MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Hiland Holdings’ Form 8-K filed on October 27, 2009).
3.1	—	Certificate of Limited Partnership of Hiland Partners, LP. (incorporated by reference to Exhibit 3.1 of Registrant’s Registration Statement on Form S-1 (File No. 333-119908)).
3.2	—	First Amended and Restated Limited Partnership Agreement of Hiland Partners, LP (incorporated by reference to exhibit 3.2 of Registrant’s annual report on Form 10-K filed on March 30, 2005).
3.3	—	Certificate of Formation of Hiland Partners GP, LLC (incorporated by reference to Exhibit 3.3 of Registrant’s Registration Statement on Form S-1 (File No. 333-119908)).
3.4	—	Second Amended and Restated Limited Liability Company Agreement of Hiland Partners GP, LLC (incorporated by reference to Exhibit 10.2 of Registrant’s Form 8-K filed on September 29, 2006).
4.1	—	Certificate of Limited Partnership of Hiland Partners, LP. (incorporated by reference to Exhibit 3.1 of Registrant’s Registration Statement on Form S-1 (File No. 333-119908)).
4.2	—	First Amended and Restated Limited Partnership Agreement of Hiland Partners, LP (incorporated by reference to Exhibit 3.2 of Registrant’s annual report on Form 10-K filed on March 30, 2005).
4.3	—	Certificate of Formation of Hiland Partners GP, LLC (incorporated by reference to Exhibit 3.3 of Registrant’s Registration Statement on Form S-1 (File No. 333-119908)).
4.4	—	Second Amended and Restated Limited Liability Company Agreement of Hiland Partners GP, LLC (incorporated by reference to Exhibit 10.2 of Registrant’s Form 8-K filed on September 29, 2006).

59

19.1	—	Code of Ethics for Chief Executive Officer and Senior Finance Officers (incorporated by reference to Exhibit 19.1 of Registrant’s annual report on Form 10-K filed on March 30, 2005).
31.1	—	Certification of Chief Executive Officer under Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	—	Certification of Chief Financial Officer under Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	—	Certification of Chief Executive Officer under Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	—	Certification of Chief Financial Officer under Section 906 of the Sarbanes-Oxley Act of 2002.

†	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

*	Constitutes management contracts or compensatory plans or arrangements.

60

Exhibit 31.1

CERTIFICATION

I, Joseph L. Griffin, certify that:

1. I have reviewed this report on Form 10-Q of Hiland Partners, LP;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a — 15(e) and 15d — 15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a — 15(f) and 15d — 15 (f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

/s/  Joseph L. Griffin
Joseph L. Griffin
Chief Executive Officer and President

Date: November 9, 2009

Exhibit 31.2

CERTIFICATION

I, Matthew S. Harrison, certify that:

1. I have reviewed this report on Form 10-Q of Hiland Partners, LP;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a — 15(e) and 15d — 15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a — 15(f) and 15d — 15 (f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

/s/  Matthew S. Harrison
Matthew S. Harrison
Chief Financial Officer, Vice President-Finance
and Secretary

Date: November 9, 2009

Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER OF GENERAL PARTNER OF HILAND PARTNERS, LP
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the report on Form 10-Q for the three and nine months ended September 30, 2009 of Hiland Partners, LP (the “Company”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph L. Griffin, Chief Executive Officer and President of Hiland Partners GP, LLC, the general partner of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Joseph L. Griffin
Joseph L. Griffin
Chief Executive Officer and President

Date: November 9, 2009

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL
OFFICER OF GENERAL PARTNER OF HILAND PARTNERS, LP
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the report on Form 10-Q for the three and nine months ended September 30, 2009 of Hiland Partners LP (the “Company”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew S. Harrison, Chief Financial Officer, Vice President-Finance and Secretary of Hiland Partners GP, LLC, the general partner of Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Matthew S. Harrison
Matthew S. Harrison
Chief Financial Officer, Vice President-Finance
and Secretary

Date: November 9, 2009

Annex F

Hiland Holdings Form 10-Q

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2009
OR
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE TRANSITION PERIOD FROM TO

Commission file number: 001-33018

Hiland Holdings GP, LP
(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	76-0828238 (I.R.S. Employer Identification No.)

205 West Maple, Suite 1100 Enid, Oklahoma (Address of principal executive offices)	73701 (Zip Code)

(580) 242-6040
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  ☑ Yes     ☐ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☐     No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  ☐ Yes     ☑ No

The number of the registrant’s outstanding equity units as of November 5, 2009 was 21,613,500 common units.

HILAND HOLDINGS GP, LP

PART I. FINANCIAL INFORMATION
Item 1. Financial Statements (Unaudited)

HILAND HOLDINGS GP, LP

Consolidated Balance Sheets

	September 30,	December 31,
	2009	2008
	(Unaudited)
	(In thousands, except unit amounts)

ASSETS
Current assets:
Cash and cash equivalents	$3,908	$1,733
Accounts receivable:
Trade — net of allowance for doubtful accounts of $304	17,872	23,864
Affiliates	918	2,346

	18,790	26,210
Fair value of derivative assets	3,860	6,851
Other current assets	940	1,936

Total current assets	27,498	36,730
Property and equipment, net	325,649	349,159
Intangibles, net	34,516	40,780
Fair value of derivative assets	608	7,141
Other assets, net	1,322	1,750

Total assets	$389,593	$435,560

LIABILITIES AND PARTNERSHIP EQUITY
Current liabilities:
Accounts payable	$11,452	$22,833
Accounts payable-affiliates	4,306	7,823
Fair value of derivative liabilities	835	1,439
Accrued liabilities and other	8,476	3,168

Total current liabilities	25,069	35,263
Commitments and contingencies (Note 9)
Long-term debt	256,934	256,466
Fair value of derivative liabilities	267
Asset retirement obligation	2,593	2,483
Partners’ equity:
Common unitholders (21,613,500 units issued and outstanding)	(7,481)	12,386
Accumulated other comprehensive income (loss)	(481)	3,111

Total limited partners’ equity	(7,962)	15,497
Noncontrolling partners’ interest in Hiland Partners	112,692	125,851

Total partners’ equity	104,730	141,348

Total liabilities and partners’ equity	$389,593	$435,560

The accompanying notes are an integral part of these consolidated financial statements.

HILAND HOLDINGS GP, LP

Consolidated Statements of Operations
For the Three and Nine Months Ended

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
	(Unaudited)
	(In thousands, except per unit amounts)

Revenues:
Midstream operations
Third parties	$53,015	$107,158	$151,133	$308,625
Affiliates	626	7,390	2,525	10,433
Compression services, affiliate	1,205	1,205	3,615	3,615

Total revenues	54,846	115,753	157,273	322,673

Operating costs and expenses:
Midstream purchases (exclusive of items shown separately below)	18,526	45,616	52,943	139,258
Midstream purchases — affiliate (exclusive of items shown separately below)	11,740	36,279	35,538	99,328
Operations and maintenance	7,736	7,881	23,216	22,201
Depreciation, amortization and accretion	10,758	9,842	31,841	28,513
Property impairments	20,500	—	21,450	—
Bad debt	—	(7,799)	—	304
General and administrative	3,217	2,597	11,649	7,615

Total operating costs and expenses	72,477	94,416	176,637	297,219

Operating (loss) income	(17,631)	21,337	(19,364)	25,454

Other income (expense):
Interest and other income	10	99	92	276
Amortization of deferred loan costs	(182)	(169)	(526)	(493)
Interest expense	(2,728)	(3,279)	(7,777)	(9,915)

Other income (expense), net	(2,900)	(3,349)	(8,211)	(10,132)

Net (loss) income	(20,531)	17,988	(27,575)	15,322
Less: Noncontrolling partners’ interest in (loss) income of Hiland Partners	(8,152)	6,800	(9,762)	4,402

Limited Partners’ interest in net (loss) income	$(12,379)	$11,188	$(17,813)	$10,920

Net (loss) income per limited partners’ unit — basic	$(0.57)	$0.52	$(0.82)	$0.51

Net (loss) income per limited partners’ unit — diluted	$(0.57)	$0.52	$(0.82)	$0.51

Weighted average limited partners’ units outstanding — basic	21,608	21,603	21,608	21,603

Weighted average limited partners’ units outstanding — diluted	21,608	21,612	21,608	21,610

The accompanying notes are an integral part of these consolidated financial statements.

HILAND HOLDINGS GP, LP

Consolidated Statements of Comprehensive Income (Loss)
For the Three and Nine Months Ended

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
	(Unaudited, in thousands)

Net (loss) income	$(20,531)	$17,988	$(27,575)	$15,322
Closed derivative transactions reclassified to income	(1,969)	1,395	(5,848)	6,478
Change in fair value of derivatives	(1,143)	13,219	(193)	2,965

Comprehensive (loss) income	(23,643)	32,602	(33,616)	24,765
Less: Comprehensive (loss) income attributable to noncontrolling interest in Hiland Partners	(9,415)	12,717	(12,211)	8,211

Comprehensive (loss) income attributable to limited partners	$(14,228)	$19,885	$(21,405)	$16,554

The accompanying notes are an integral part of these consolidated financial statements.

HILAND HOLDINGS GP, LP

Consolidated Statements of Cash Flows
For the Nine Months Ended

	September 30,	September 30,
	2009	2008
	(Unaudited, in thousands)

Cash flows from operating activities:
Net (loss) income	$(27,575)	$15,322
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	31,724	28,411
Accretion of asset retirement obligation	117	102
Property impairments	21,450	—
Amortization of deferred loan cost	526	493
(Gain) loss on derivative transactions	(9)	(3,685)
Proceeds from settlement of derivative contracts	3,155	—
Unit based compensation	945	1,274
Bad debt	—	304
Gain on sale of assets	(3)	(12)
Increase in other assets	(57)	(72)
(Increase) decrease in current assets:
Accounts receivable — trade	5,991	(10,036)
Accounts receivable — affiliates	1,429	(4,145)
Other current assets	996	(1,322)
Increase (decrease) in current liabilities:
Accounts payable	(2,498)	(2,813)
Accounts payable — affiliates	(3,517)	480
Accrued liabilities and other	3,040	1,241

Net cash provided by operating activities	35,714	25,542

Cash flows from investing activities:
Purchases of property and equipment	(32,299)	(37,164)
Proceeds from disposals of property and equipment	12	18

Net cash used in investing activities	(32,287)	(37,146)

Cash flows from financing activities:
Proceeds from short-term borrowings	2,295	—
Proceeds from long-term borrowings	12,000	41,350
Payments on long-term borrowings	(11,000)	—
Increase in deferred offering cost	—	(7)
Debt issuance costs	(41)	(356)
Proceeds from Hiland Partners, LP unit options exercise	—	1,031
General partner contribution for issuance of restricted common units and from conversion of vested phantom units	(3)	—
Redemption of vested phantom units	—	(35)
Forfeiture of unvested restricted common units	22	—
Payments on capital lease obligations	(560)	(369)
Cash distributions to non-controlling partners of Hiland Partners, LP	(1,803)	(9,863)
Cash distributions to unitholders	(2,162)	(18,160)

Net cash (used in) provided by financing activities	(1,252)	13,591

Increase for the period	2,175	1,987
Beginning of period	1,733	10,602

End of period	$3,908	$12,589

Supplementary information
Cash paid for interest, net of amounts capitalized	$7,951	$9,734

The accompanying notes are an integral part of these consolidated financial statements.

HILAND HOLDINGS GP, LP

Consolidated Statement of Changes in Partners’ Equity
For the Nine months ended September 30, 2009

			Noncontrolling
		Accumulated	Partners’
		Other	Interest in
	Common	Comprehensive	Hiland
	Unitholders	Income (Loss)	Partners	Total
	(Unaudited, in thousands)

Balance, January 1, 2009	$12,386	$3,111	$125,851	$141,348
Periodic cash distributions	(2,162)	—	(1,803)	(3,965)
Unit based compensation	108	—	837	945
Distributions held in trust refunded to Hiland Partners on 2,750 forfeited unvested restricted common units	—	—	18	18
Other comprehensive income reclassified to income on closed derivative transactions	—	(3,478)	(2,370)	(5,848)
Change in fair value of derivatives	—	(114)	(79)	(193)
Net loss	(17,813)	—	(9,762)	(27,575)

Balance September 30, 2009	$(7,481)	$(481)	$112,692	$104,730

The accompanying notes are an integral part of this consolidated financial statement.

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 and 2008
(in thousands, except unit information or unless otherwise noted)

Note 1:	Organization, Basis of Presentation and Principles of Consolidation

Unless the context requires otherwise, references to “we”, “us,” “our,” “Hiland Holdings” or the “Partnership” are intended to mean the consolidated business and operations of Hiland Holdings GP, LP. References to “Hiland Partners” are intended to mean the consolidated business and operations of Hiland Partners, LP and its subsidiaries.

Hiland Holdings GP, LP, a Delaware limited partnership, was formed in May 2006 to own Hiland Partners GP, LLC, the general partner of Hiland Partners, LP, and certain other common and subordinated units in Hiland Partners. Hiland Partners GP, LLC was formed in October 2004 to hold the 2% general partner ownership interest in Hiland Partners and serve as its general partner. Hiland Partners GP, LLC manages the operations of Hiland Partners. In connection with the closing of our initial public offering, all of the membership interests in Hiland Partners GP, LLC were contributed to us.

Our general partner, Hiland Partners GP Holdings, LLC manages our operations and activities, including, among other things, paying our expenses and establishing the quarterly cash distribution levels for our common units and reserves that our general partner determines, in good faith, are necessary or appropriate to provide for the conduct of our business, to comply with applicable law, any of our debt instruments or other agreements or to provide for future distributions to our unitholders for any one or more of the upcoming four quarters.

Hiland Partners, a Delaware limited partnership, was formed in October 2004 to acquire and operate certain midstream natural gas plants, gathering systems and compression and water injection assets located in the states of Oklahoma, North Dakota, Wyoming, Texas and Mississippi that were previously owned by Continental Gas, Inc. (“CGI”) and Hiland Partners, LLC. Hiland Partners commenced operations on February 15, 2005, and concurrently with the completion of its initial public offering, CGI contributed a substantial portion of its net assets to Hiland Partners. The transfer of ownership of net assets from CGI to Hiland Partners represented a reorganization of entities under common control and was recorded at historical cost. CGI was formed in 1990 as a wholly owned subsidiary of Continental Resources, Inc. (“CLR”).

CGI operated in one segment, midstream, which involved the purchasing, gathering, compressing, dehydrating, treating, processing and marketing of natural gas and fractionating and marketing of natural gas liquids, or NGLs. CGI historically owned all of Hiland Partners’ natural gas gathering, processing, treating and fractionation assets other than the Worland, Bakken, Kinta Area, Woodford Shale and North Dakota Bakken gathering systems. Hiland Partners, LLC historically owned the Worland gathering system and compression services assets, which Hiland Partners acquired on February 15, 2005, and the Bakken gathering system. Since its initial public offering, Hiland Partners has operated in midstream and compression services segments. On September 26, 2005, Hiland Partners acquired Hiland Partners, LLC, which at such time owned the Bakken gathering system, consisting of certain southeastern Montana gathering assets, for $92.7 million, $35.0 million of which was used to retire outstanding Hiland Partners, LLC indebtedness. On May 1, 2006, Hiland Partners acquired the Kinta Area gathering assets from Enogex Gas Gathering, L.L.C., consisting of certain eastern Oklahoma gas gathering assets, for $96.4 million. Hiland Partners financed this acquisition with $61.2 million of borrowings from its credit facility and $35.0 million of proceeds from the issuance to Hiland Partners GP, LLC, its general partner, of 761,714 common units and 15,545 general partner equivalent units, both at $45.03 per unit. Hiland Partners began construction of the Woodford Shale gathering system in the first quarter of 2007 and commenced initial start-up of its operations in April 2007. Construction on the North Dakota Bakken gathering system and processing plant began in October 2008 and became fully operational in May 2009. As of September 30, 2009, Hiland Partners has invested approximately $24.0 million in the North Dakota Bakken gathering system.

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

The unaudited financial statements for the three and nine months ended September 30, 2009 and 2008 included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”). The interim financial statements reflect all adjustments, which in the opinion of our management, are necessary for a fair presentation of our results for the interim periods. Such adjustments are considered to be of a normal recurring nature. Subsequent events have been evaluated through November 8, 2009. Results of operations for the three and nine months ended September 30, 2009 are not necessarily indicative of the results of operations that will be realized for the year ending December 31, 2009. The accompanying consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Principles of Consolidation

Because we own the general partner of Hiland Partners, the consolidated financial statements include our accounts, the accounts of Hiland Partners GP, LLC and the accounts of Hiland Partners and its subsidiaries. All significant intercompany transactions and balances have been eliminated.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Concentration and Credit Risk

Financial instruments that potentially subject us to concentrations of credit risk consist principally of cash and cash equivalents and receivables. Hiland Partners places cash and cash equivalents with high-quality institutions and in money market funds. Hiland Partners derives its revenue from customers primarily in the oil and gas and utility industries. These industry concentrations have the potential to impact Hiland Partners’ overall exposure to credit risk, either positively or negatively, in that its customers could be affected by similar changes in economic, industry or other conditions. However, we believe that the credit risk posed by this industry concentration is offset by the creditworthiness of Hiland Partners’ customer base. Hiland Partners’ portfolio of accounts receivable is comprised primarily of mid-size to large domestic corporate entities. The counterparties to Hiland Partners’ commodity based derivative instruments as of September 30, 2009 are BP Energy Company and Bank of Oklahoma, N.A. The counterparty to Hiland Partners’ interest rate swap as of September 30, 2009 is Wells Fargo Bank, N.A.

Fair Value of Financial Instruments

Our financial instruments, which require fair value disclosure, consist primarily of cash and cash equivalents, accounts receivable, financial derivatives, accounts payable and long-term debt. The carrying value of cash and cash equivalents, accounts receivable and accounts payable are considered to be representative of their respective fair values, due to the short maturity of these instruments. Derivative instruments are reported in the accompanying consolidated financial statements at fair value. Fair value of our derivative instruments is determined based on management estimates through utilization of market data including forecasted forward natural gas and NGL prices as a function of forward New York Mercantile Exchange (“NYMEX”) natural gas and light crude prices and forecasted forward interest rates as a function of forward London Interbank Offered Rate (“LIBOR”) interest rates. The fair value of long-term debt approximates its carrying value due to the variable interest rate feature of such debt.

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CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Interest Rate Risk Management

Hiland Partners is exposed to interest rate risk on its variable rate bank credit facility. Hiland Partners manages a portion of the interest rate exposure by utilizing an interest rate swap to convert a portion of variable rate debt into fixed rate debt. The swap fixes the one month LIBOR rate at the indicated rates for a specified amount of related debt outstanding over the term of the swap agreement. Hiland Partners has elected to designate the interest rate swap as a cash flow hedge for accounting treatment. Accordingly, unrealized gains and losses relating to the interest rate swap are recorded in accumulated other comprehensive income until the related interest rate expense is recognized in earnings. Any ineffective portion of the gain or loss is recognized in earnings immediately.

Commodity Risk Management

Hiland Partners engages in price risk management activities in order to minimize the risk from market fluctuation in the prices of natural gas and NGLs. To qualify as an accounting hedge, the price movements in the commodity derivatives must be highly correlated with the underlying hedged commodity. Gains and losses related to commodity derivatives that qualify as accounting hedges are recognized in income when the underlying hedged physical transaction closes and are included in the consolidated statement of operations as revenues from midstream operations. Gains and losses related to commodity derivatives that are not designated as accounting hedges or do not qualify as accounting hedges are recognized in income immediately and are included in revenues from midstream operations in the consolidated statement of operations.

US GAAP requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. However, if a derivative does qualify for hedge accounting, depending on the nature of the hedge, changes in fair value can be offset against the change in fair value of the hedged item through earnings or recognized in accumulated other comprehensive income until such time as the hedged item is recognized in earnings. To qualify for cash flow hedge accounting, the cash flows from the hedging instrument must be highly effective in offsetting changes in cash flows due to changes in the underlying item being hedged. In addition, all hedging relationships must be designated, documented and reassessed periodically. Certain normal purchases and normal sales contracts are not subject to fair value measurement. Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold by the reporting entity over a reasonable period in the normal course of business.

Hiland Partners’ derivative financial instruments that qualify for hedge accounting are designated as cash flow hedges. The cash flow hedge instruments hedge the exposure of variability in expected future cash flows that is attributable to a particular risk. The effective portion of the gain or loss on these derivative instruments is recorded in accumulated other comprehensive income in partners’ equity and reclassified into earnings in the same period in which the hedged transaction closes. The assets or liabilities related to the derivative instruments are recorded on the balance sheet as fair value of derivative assets or liabilities. Any ineffective portion of the gain or loss is recognized in earnings immediately.

Long Lived Assets

Hiland Partners evaluates its long-lived assets of identifiable business activities for impairment when events or changes in circumstances indicate, in management’s judgment, that the carrying value of such assets may not be recoverable. The determination of whether impairment has occurred is based on management’s estimate of undiscounted future cash flows attributable to the assets as compared to the carrying value of the assets. If impairment has occurred, the amount of the impairment recognized is determined by estimating the fair value of the assets and recording a provision for loss if the carrying value is greater than the fair value. For assets identified to be disposed of in the future, the carrying value of these assets is compared to the

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CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

estimated fair value less the cost to sell to determine if impairment is required. Until the assets are disposed of, an estimate of the fair value is redetermined when related events or circumstances change.

When determining whether impairment of one or more of its long-lived assets has occurred, Hiland Partners estimates the undiscounted future cash flows attributable to the asset or asset group. Estimates of future cash flows are based on assumptions regarding the volumes of reserves providing asset cash flow, future natural gas and NGL product prices, estimated future operating and maintenance capital expenditures . The amount of reserves and drilling activities are dependent in part on natural gas and crude oil prices. Projections of reserves, future commodity prices and operating and maintenance capital expenditures are inherently subjective and contingent upon a number of variable factors, including, but not limited to:

•	changes in general economic conditions in regions in which the assets are located;

•	the availability and prices of NGLs and NGL products and competing commodities;

•	the availability and prices of raw natural gas supply;

•	Hiland Partners’ ability to negotiate favorable marketing agreements;

•	the risks that third party oil and gas exploration and production activities will not occur or be successful;

•	Hiland Partners’ dependence on certain significant customers and producers of natural gas; and

•	competition from other midstream service providers and processors, including major energy companies.

Any significant variance in any of the above assumptions or factors could materially affect Hiland Partners’ cash flows, which could require Hiland Partners to record an impairment one or more assets.

As a result of recent volume declines and projected future volume declines at Hiland Partners’ Kinta Area gathering system located in southeastern Oklahoma, Hiland Partners recognized impairment charges of $20,500 in September 2009. Additionally, as a result of volume declines at Hiland Partners’ natural gas gathering systems located in Texas and Mississippi, combined with significantly reduced natural gas prices, Hiland Partners recognized impairment charges of $950 in March 2009. No impairment charges were recognized during the three and nine months ended September 30, 2008.

Net Income (Loss) per Limited Partners’ Unit

Net income (loss) per limited partners’ unit is computed based on the weighted-average number of common units outstanding during the period. The computation of diluted net income (loss) per limited partner unit further assumes the dilutive effect of restricted units. Net income (loss) per limited partners’ unit is computed by dividing net income (loss) applicable to limited partners by both the basic and diluted weighted-average number of limited partnership units outstanding.

Noncontrolling Partners’ Interest in Hiland Partners

The noncontrolling partners’ interest in Hiland Partners presented in partners’ equity on our consolidated balance sheets as of September 30, 2009 and December 31, 2008 reflects the outside ownership interest of Hiland Partners. This noncontrolling partners’ interest in Hiland Partners presented as “Minority interests” in the mezzanine section of the balance sheet at December 31, 2008 has been reclassified to the partners’ equity section on the consolidated balance sheet . The noncontrolling partners’ interest in income (loss) of Hiland Partners is calculated by multiplying the noncontrolling partners’ proportionate ownership of limited partner units in Hiland Partners by the limited partners’ allocation of Hiland Partners’ net income (loss). Hiland Partners’ net income (loss) is allocated to its limited partners and its general partner based on the proportionate share of the cash distributions declared for the period, with adjustments made for incentive distributions

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CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

specifically allocated to its general partner. All amounts we have received from Hiland Partners’ issuance and sale of limited partner units have been recorded as increases to the noncontrolling partners’ interest in Hiland Partners in the partners’ equity section on the consolidated balance sheet.

Contributions to Subsidiary

The Partnership directly and indirectly owns all of the equity interests in Hiland Partners GP, LLC, the general partner of Hiland Partners. Hiland Partners GP, LLC is required to make contributions to Hiland Partners each time Hiland Partners issues common units or restricted common units in order to maintain its 2% general partner ownership in Hiland Partners. Contributions for the three and nine months ended September 30, 2009 and 2008 were insignificant.

Recent Accounting Pronouncements

In September 2009, the FASB issued new authoritative accounting guidance, effective for financial statements issued for interim and annual periods ending after September 15, 2009, which identifies the FASB Accounting Standards Codification (“Codification”) as the authoritative source of GAAP in the United States. Rules and interpretive releases of the SEC under federal securities laws are also sources of authoritative GAAP for SEC registrants. Codification is not intended to change GAAP. The adoption of this new accounting guidance had no impact on our financial statements and disclosures therein.

In May 2009, the FASB issued new authoritative accounting guidance on subsequent events that establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This new accounting guidance is effective for interim or annual periods ending after June 15, 2009. The adoption of this new guidance was effective June 30, 2009 and did not have a material impact on our financial statements and disclosures therein.

In April 2009, the FASB issued new authoritative accounting guidance on interim disclosures about fair value of financial instruments which expands the fair value disclosures required for all financial instruments to interim periods. This new guidance also requires entities to disclose in interim periods the methods and significant assumptions used to estimate the fair value of financial instruments. This new accounting guidance is effective for interim reporting periods ending after June 15, 2009. The adoption of this new guidance was effective June 30, 2009 and did not have a material impact on our financial statements and disclosures therein.

In April 2009, the FASB revised the authoritative guidance related to the initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. Generally, assets acquired and liabilities assumed in a business combination that arise from contingencies must be recognized at fair value at the acquisition date. This guidance was adopted January 1, 2009. As this guidance is applied prospectively to business combinations with an acquisition date on or after the date the guidance became effective, the impact cannot be determined until the transactions occur. No such transactions have occurred during 2009.

In April 2008, the FASB issued amended guidance on the factors that an entity should consider in developing renewal or extension assumptions used in determining the useful life of recognized intangible assets, including goodwill. In determining the useful life of an acquired intangible asset, this guidance removes the requirement for an entity to consider whether renewal of the intangible asset requires significant costs or material modifications to the related arrangement and replaces the previous useful life assessment criteria with a requirement that an entity considers its own experience or market participant assumptions in renewing similar arrangements. This guidance was adopted effective January 1, 2009, and will apply to future intangible assets acquired. We don’t believe the adoption will have a material impact on our financial position, results of operations or cash flows.

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

In March 2008, the FASB amended and expanded the disclosure requirements related to derivative instruments and hedging activities to improve transparency in financial reporting by requiring enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance, and cash flows. The revised guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. This guidance was adopted effective January 1, 2009 and did not have a material impact on our financial statements and disclosures therein.

In March 2008, the FASB issued authoritative accounting guidance which requires the calculation of a Master Limited Partnership’s (“MLPs”) net earnings per limited partner unit for each period presented according to distributions declared and participation rights in undistributed earnings as if all of the earnings for that period had been distributed. In periods with undistributed earnings above specified levels, the calculation per the two-class method results in an increased allocation of such undistributed earnings to the general partner and a dilution of earnings to the limited partners. This guidance was adopted effective January 1, 2009 and did not have a significant impact on our financial statements and disclosures therein.

In December 2007, the FASB revised the authoritative guidance for business combinations which provides guidance for how the acquirer recognizes and measures goodwill acquired in the business combination or a gain from a bargain purchase, the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree. This guidance also determines what information to disclose to enable users to be able to evaluate the nature and financial effects of the business combination. This guidance was adopted effective January 1, 2009 and will apply to future business combinations.

In December 2007, the FASB issued authoritative guidance clarifying that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This guidance requires the equity amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated income statement and that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently and similarly as equity transactions. Consolidated net income and comprehensive income are now determined without deducting minority interest; however, earnings-per-share information continues to be calculated on the basis of the net income attributable to the parent’s shareholders. Additionally, this guidance establishes a single method for accounting for changes in a parent’s ownership interest in a subsidiary that does not result in deconsolidation and that the parent recognize a gain or loss in net income when a subsidiary is deconsolidated. This guidance is effective for fiscal years beginning on or after December 15, 2008, was adopted effective January 1, 2009 and did not have a material impact on our financial position, results of operations or cash flows. Certain adjustments have been made to prior period information to conform to current period presentation related to our adoption of this guidance.

In February 2007, the FASB expanded guidance on fair value measurements which expands opportunities to use fair value measurement in financial reporting and permits entities to choose to measure many financial instruments and certain other items at fair value. This guidance was adopted effective January 1, 2008, at which time no financial assets or liabilities, not previously required to be recorded at fair value by other authoritative literature, were designated to be recorded at fair value. The adoption of this guidance did not have any impact on our financial position, results of operations or cash flows.

In September 2006, the FASB issued new authoritative accounting guidance for fair value measurements, which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”) such as fair value hierarchy used to classify the source of information used in fair value measurements (i.e., market based or non-market based)

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

and expands disclosure about fair value measurements based on their level in the hierarchy. This guidance establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value and defines three levels of inputs that may be used to measure fair value. Level 1 refers to assets that have observable market prices, level 2 assets do not have an “observable price” but do have inputs that are based on such prices in which components have observable data points and level 3 refers to assets in which one or more of the inputs do not have observable prices and calibrated model parameters, valuation techniques or management’s assumptions are used to derive the fair value. This guidance was adopted effective January 1, 2009 and did not have a material impact on our financial statements or disclosures therein.

Note 2:	Merger Agreements

On November 3, 2009, the Partnership amended its merger agreement with affiliates of Harold Hamm, pursuant to which Mr. Hamm’s affiliates had agreed to acquire all of the outstanding common units of the Partnership (other than certain restricted common units owned by officers and employees) not owned by Mr. Hamm, his affiliates or the Hamm family trusts (the “Hiland Holdings Merger”). The amendment increased the consideration payable to common unitholders of the Partnership from $2.40 to $3.20 per common unit and extended the end date under the merger agreement to December 11, 2009. On the same day, Hiland Partners amended its merger agreement with affiliates of Harold Hamm, pursuant to which Mr. Hamm’s affiliates had agreed to acquire all of the outstanding common units of Hiland Partners (other than certain restricted common units owned by officers and employees) not owned by the Partnership (the “Hiland Partners Merger”). The amendment increased the consideration payable to common unitholders of Hiland Partners from $7.75 to $10.00 per common unit and extended the end date under the merger agreement to December 11, 2009.

Upon consummation of the mergers, the common units of the Hiland companies will no longer be publicly owned or publicly traded. Conflicts committees comprised entirely of independent members of the boards of directors of the general partners of the Partnership and Hiland Partners separately determined that the merger agreements, as amended, and the mergers are advisable, fair to and in the best interests of the applicable Hiland company and its public unitholders. In determining to make their recommendations to the boards of directors, each conflicts committee considered, among other things, the opinion received from its respective financial advisor related to the fairness of the increased merger consideration. Based on the recommendation of its conflicts committee, the board of directors of the general partner of each of the Partnership and Hiland Partners has approved the applicable merger agreement and has recommended, along with its respective conflicts committee, that the public unitholders of the Partnership and Hiland Partners, respectively, approve the applicable merger. Consummation of the Hiland Holdings Merger is subject to certain conditions, including the approval of holders of a majority of our outstanding common units not owned by Mr. Hamm, his affiliates and the Hamm family trusts, the absence of any restraining order or injunction, and other customary closing conditions. Additionally, the obligation of Mr. Hamm and his affiliates to complete the Hiland Holdings Merger is contingent upon the concurrent completion of the Hiland Partners Merger, and the Hiland Partners Merger is subject to closing conditions similar to those described above. There can be no assurance that the Hiland Holdings Merger or any other transaction will be approved or consummated.

In connection with amending the merger agreements, each Hiland company adjourned its special meeting of unitholders until December 4, 2009, to allow the unitholders of each Hiland company additional time to consider the proposals to approve the applicable merger agreement and merger. The Partnership and Hiland Partners intend to file with the SEC a supplement to the definitive joint proxy statement on Schedule 14A, which, upon clearance by the SEC, the Hiland companies intend to mail to all holders of record of the Hiland companies as of September 9, 2009, the record date for the special meetings. The definitive joint proxy statement on Schedule 14A was filed with the SEC on September 11, 2009 and first mailed to unitholders on or around September 16, 2009.

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CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Each of the Hiland companies had previously amended the respective merger agreement between that Hiland company and affiliates of Harold Hamm on October 26, 2009 to extend the end date under the merger agreement from November 1 to November 6. Those amendments were to provide the boards of directors and conflicts committees of each of the Hiland companies additional time to consider the proposals made by Harold Hamm in letters delivered to the conflicts committees on October 26, 2009, to increase the consideration payable to common unitholders of the Partnership and Hiland Partners under the respective merger agreements.

On July 10, 2009, the United States Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Act with respect to the Hiland Partners Merger.

Note 3:	Property and Equipment and Asset Retirement Obligations

Property and equipment consisted of the following for the periods indicated:

	As of	As of
	September 30,	December 31,
	2009	2008

Land	$295	$295
Construction in progress	2,558	15,583
Midstream pipeline, plants and compressors	446,341	410,330
Compression and water injection equipment	19,421	19,391
Other	4,987	4,621

	473,602	450,220
Less: accumulated depreciation and amortization	147,953	101,061

	$325,649	$349,159

As a result of recent volume declines and projected future volume declines at Hiland Partners’ Kinta Area gathering system located in southeastern Oklahoma, Hiland Partners recognized impairment charges consisting of right-of-ways, pipelines, compressors and related equipment of $18,854 in September 2009. Additionally, as a result of volume declines at Hiland Partners’ natural gas gathering systems located in Texas and Mississippi, combined with significantly reduced natural gas prices, Hiland Partners recognized impairment charges of $950 in March 2009. Neither we nor Hiland Partners incurred impairment charges during the nine months ended September 30, 2008. During the three and nine months ended September 30, 2009, we capitalized interest of $2 and $106, respectively. We capitalized interest of $5 and $160 during the three and nine months ended September 30, 2008, respectively.

We recorded the fair value of liabilities for asset retirement obligations in the periods in which they are incurred with corresponding increases in the carrying amounts of the related long-lived assets. The asset retirement costs are subsequently allocated to expense using a systematic and rational method and the liabilities are accreted to measure the change in liability due to the passage of time. Hiland Partners’ asset retirement obligations primarily apply to dismantlement and site restoration of certain of Hiland Partners’ plants, pipelines and compressor stations. Hiland Partners has evaluated its asset retirement obligations as of September 30, 2009 and have determined that revisions in the carrying values are not necessary at this time.

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CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

The following table summarizes our activity related to asset retirement obligations for the indicated period:

Asset retirement obligation, January 1, 2009	$2,483
Less: obligation extinguished	(17)
Add: additions on leased locations	10
Add: accretion expense	117

Asset retirement obligation, September 30, 2009	$2,593

Note 4:	Intangible Assets

Intangible assets consist of the acquired value of customer relationships and existing contracts to purchase, gather and sell natural gas and other NGLs and compression contracts, which do not have significant residual value. The customer relationships and the contracts are being amortized over their estimated lives of ten years. We review intangible assets for impairment whenever events or circumstances indicate that the carrying amounts may not be recoverable. If such a review should indicate that the carrying amount of intangible assets is not recoverable, we reduce the carrying amount of such assets to fair value based on the discounted probable cash flows of the intangible assets. As a result of recent volume declines and projected future volume declines at Hiland Partners’ Kinta Area gathering system located in southeastern Oklahoma, Hiland Partners recognized impairment charges related to customer relationships of $1,646 in September 2009. Neither we nor Hiland Partners incurred impairment charges during the nine months ended September 30, 2008.

Intangible assets consisted of the following for the periods indicated:

	As of	As of
	September 30,	December 31,
	2009	2008

Gas sales contracts	$32,564	$32,564
Compression contracts	18,515	18,515
Customer relationships	10,492	10,492

	61,571	61,571
Less accumulated amortization	27,055	20,791

Intangible assets, net	$34,516	$40,780

During each of the three months ended September 30, 2009 and 2008, we recorded $1,539 of amortization expense. During each of the nine months ended September 30, 2009 and 2008, we recorded $4,618 of amortization expense. Estimated aggregate amortization expense for the remainder of 2009 is $1,477 and $5,907 for each of the four succeeding fiscal years from 2010 through 2013 and a total of $9,411 for all years thereafter.

Note 5:	Derivatives

Interest Rate Swap

Hiland Partners is subject to interest rate risk on its credit facility and has entered into an interest rate swap to reduce this risk. Hiland Partners entered into a one year interest rate swap agreement with its counterparty on October 7, 2008 for the period from January 2009 through December 2009 at a rate of 2.245% on a notional amount of $100.0 million. The swap fixes the one month LIBOR rate at 2.245% for the notional amount of debt outstanding over the term of the swap agreement. During the three and nine months

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CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

ended September 30, 2009, one month LIBOR interest rates were lower than the contracted fixed interest rate of 2.245%. Consequently, for the three and nine months ended September 30, 2009, Hiland Partners incurred additional interest expense of $501 and $1,406, respectively, upon monthly settlements of the interest rate swap agreement.

The following table provides information about Hiland Partners’ interest rate swap at September 30, 2009 for the periods indicated:

			Fair Value
	Notional	Interest	Asset
Description and Period	Amount	Rate	(Liability)

Interest Rate Swap
October 2009 — December 2009	$100,000	2.245%	$(512)

Commodity Swaps

Hiland Partners has entered into certain derivative contracts that are classified as cash flow hedges which relate to forecasted natural gas sales in 2009 and 2010. Hiland Partners entered into these financial swap instruments to hedge forecasted natural gas sales against the variability in expected future cash flows attributable to changes in commodity prices. Under these swap agreements with its counterparties, Hiland Partners receives a fixed price and pays a floating price based on certain indices for the relevant contract period as the underlying natural gas is sold.

Hiland Partners formally documents all relationships between hedging instruments and the items being hedged, including its risk management objective and strategy for undertaking the hedging transactions. This includes matching the natural gas futures, the “sold fixed for floating price” or “buy fixed for floating price” contracts, to the forecasted transactions. Hiland Partners assesses, both at the inception of the hedge and on an ongoing basis, whether the derivatives are highly effective in offsetting changes in the fair value of hedged items. Highly effective is deemed to be a correlation range from 80% to 125% of the change in cash flows of the derivative in offsetting the cash flows of the hedged transaction. If it is determined that a derivative is not highly effective as a hedge or it has ceased to be a highly effective hedge, due to the loss of correlation between changes in natural gas reference prices under a hedging instrument and actual natural gas prices, Hiland Partners will discontinue hedge accounting for the derivative and subsequent changes in fair value for the derivative will be recognized immediately into earnings. Hiland Partners assesses effectiveness using regression analysis and ineffectiveness using the dollar offset method.

Derivatives are recorded on our consolidated balance sheet as assets or liabilities at fair value. For derivatives qualifying as hedges, the effective portion of changes in fair value is recognized in partners’ equity as accumulated other comprehensive income (loss) and reclassified to earnings when the underlying hedged physical transaction closes. The ineffective portions of qualifying derivatives are recognized in earnings as they occur. Actual amounts that will be reclassified will vary as a result of future changes in prices. Hedge ineffectiveness is recorded in income while the hedge contract is open and may increase or decrease until settlement of the contract. Realized cash gains and losses on closed/settled instruments and hedge ineffectiveness are reflected in the contract month being hedged as an adjustment to our midstream revenue.

On June 26, 2009, Hiland Partners unwound (cash settled) a 2010 coupled qualified hedge for a discounted net amount of $3,155 and entered into a new cash flow swap agreement for the same underlying forecasted natural gas sales which settle in the same monthly periods in 2010. The coupled qualified hedge Hiland Partners cash settled on June 26, 2009 consisted of a receipt of $4,499 from one counterparty offset by a payment of $1,344 to another counterparty. Of the $4,499 cash received, $3,571 had previously been recognized as midstream revenues in 2008 as the hedge, at that time, did not qualify for hedge accounting. The net unrecognized loss of $416 has been recorded to accumulated other comprehensive income and will be recorded as reductions in midstream revenues as the hedged transactions settle in 2010. Under the terms of the

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CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

new derivative contract, Hiland Partners receives a fixed price of $5.08 and pays a floating CIG index price for the same relevant volumes and contract period as the underlying natural gas is sold.

On October 1, 2009, Hiland Partners entered into a financial swap agreement related to forecasted natural gas sales in 2010 whereby Hiland Partners receives a fixed price and pays a floating price based on NYMEX Henry Hub pricing for the relevant contract period as the underlying natural gas is sold. This swap agreement with BP Energy Company replaces a previous swap agreement Hiland Partners entered into with Bank of Oklahoma, N.A. on May 27, 2008. The terms of the new swap agreement are identical to the May 27, 2008 swap agreement. The new swap agreement is coupled with a derivative contract entered into on January 13, 2009 whereby Hiland Partners receives a floating NYMEX Henry Hub index price less a differential of $2.13 and pays a CIG index price for the same relevant volumes and contract period as the underlying natural gas related to the October 1, 2009 derivative contract is sold, qualifying the coupled agreements for hedge accounting.

Presented in the table below is information related to Hiland Partners’ derivatives for the indicated periods:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Net gains (losses) on closed/settled transactions reclassified from (to) accumulated other comprehensive income	$1,969	$(1,395)	$5,848	$(6,478)
Increases (decreases) in fair values of open derivatives recorded to (from) accumulated other comprehensive income	$(1,143)	$13,219	$(193)	$2,965
Unrealized non-cash gains (losses) on ineffective portions of qualifying derivative transactions	$(238)	$133	$9	$128
Unrealized non-cash gains on non-qualifying derivatives	$—	$5,487	$—	$3,557

At September 30, 2009, Hiland Partners’ accumulated other comprehensive income (loss) was $(808). Of this amount, Hiland Partners anticipates $1,786 will be reclassified to earnings during the next twelve months and $(2,594) will be reclassified to earnings in subsequent periods.

The fair value of derivative assets and liabilities are as follows for the indicated periods:

	As of	As of
	September 30,	December 31,
	2009	2008

Fair value of derivative assets — current	$3,860	$6,851
Fair value of derivative assets — long term	608	7,141
Fair value of derivative liabilities — current	(835)	(1,439)
Fair value of derivative liabilities — long term	(267)	—

Net fair value of derivatives	$3,366	$12,553

The terms of Hiland Partners’ derivative contracts currently extend as far as December 2010. At September 30, 2009, the counterparties to Hiland Partners’ commodity-based derivative instruments were BP Energy Company and Bank of Oklahoma, N.A. Effective October 1, 2009, the counterparty to Hiland Partners’ commodity-based derivative contracts is BP Energy Company. The counterparty to Hiland Partners’ interest rate swap is Wells Fargo Bank, N.A.

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

The following table provides information about Hiland Partners’ commodity derivative instruments at September 30, 2009 for the periods indicated:

		Average
		Fixed	Fair Value
Description and Production Period	Volume	Price	Asset
	(MMBtu)	(per MMBtu)

Natural Gas — Sold Fixed for Floating Price Swaps
October 2009 — September 2010	2,136,000	$6.87	$3,537
October 2010 — December 2010	534,000	$6.73	341

			$3,878

Note 6:	Fair Value Measurements

We adopted FASB authoritative accounting guidance on fair value measurement beginning in the first quarter of 2008. We adopted amended guidance for nonfinancial assets and nonfinancial liabilities measured at fair value, except those that are recognized or disclosed on a recurring basis (at least annually) effective January 1, 2009, which applies to nonfinancial assets and liabilities measured at fair value in a business combination; impaired properties, plants and equipment; intangible assets and goodwill; and initial recognition of asset retirement obligations and restructuring costs for which we use fair value. The adopted fair value guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and establishes a framework for measuring fair value in GAAP such as fair value hierarchy used to classify the source of information used in fair value measurements (i.e., market based or non-market based) and expands disclosure about fair value measurements based on their level in the hierarchy. The adopted fair value guidance further establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The fair value hierarchy defines three levels of inputs that may be used to measure fair value. Level 1 refers to assets that have observable market prices, level 2 assets do not have an “observable price” but do have inputs that are based on such prices in which components have observable data points and level 3 refers to assets in which one or more of the inputs do not have observable prices and calibrated model parameters, valuation techniques or management’s assumptions are used to derive the fair value.

US GAAP requires derivatives and other financial instruments be measured at fair value at initial recognition and for all subsequent periods. We use the fair value methodology outlined to value assets and liabilities for our outstanding fixed price cash flow swap derivative contracts. Valuations of our natural gas derivative contracts are based on published forward price curves for natural gas and, as such, are defined as Level 2 fair value hierarchy assets and liabilities. We value our interest rate-based derivative on a comparative mark-to-market value received from our counterparty and, as such, is defined as Level 3. The following table represents the fair value hierarchy for Hiland Partners’ assets and liabilities measured at fair value on a recurring basis at September 30, 2009:

	Level 1	Level 2	Level 3	Total

Commodity — based derivative assets	$—	$4,468	$—	$4,468
Commodity — based derivative liabilities	—	(590)	—	(590)
Interest — based derivative liabilities	—	—	(512)	(512)

Total	$—	$3,878	$(512)	$3,366

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

The following table provides a summary of changes in the fair value of Hiland Partners’ Level 3 interest rate-based derivatives for the nine months ended September 30, 2009:

Balance, January 1, 2009	$(1,439)
Cash settlements from other comprehensive income	1,406
Change in fair value of derivative	(479)

Balance, September 30, 2009	$(512)

Hiland Partners reviews properties for impairment when events and circumstances indicate a possible decline in the recoverability of the carrying value of such property. Hiland Partners compares each property’s estimated expected future cash flows to the carrying amount of the property to determine if the carrying amount is recoverable. If the carrying amount of the property exceeds its estimated undiscounted future cash flows, the carrying amount of the property is reduced to its estimated fair value. Fair value may be estimated using comparable market data, a discounted cash flow method, or a combination of the two. In the discounted cash flow method, estimated future cash flows are based on management’s expectations for the future and include estimates of future oil and gas reserves, commodity prices based on commodity futures price strips as of the date of the estimate, operating and development costs, and a risk-adjusted discount rate.

As a result of recent volume declines and projected future volume declines at Hiland Partners’ Kinta Area gathering system located in southeastern Oklahoma, Hiland Partners determined that tangible and intangible carrying amounts totaling approximately $20,500 were not recoverable from future cash flows and, therefore, were impaired at September 30, 2009. Hiland Partners reduced the carrying amounts of these nonrecurring level 3 hierarchy assets to their estimated fair values of approximately $72,600 by using a combination of estimated future cash flows and comparable market data. Additionally, as a result of volume declines combined with significantly reduced natural gas prices, Hiland Partners determined that carrying amounts totaling approximately $950 related to natural gas gathering systems located in Texas and Mississippi were not recoverable from future cash flows and, therefore, were impaired at March 31, 2009. Hiland Partners reduced the carrying amounts of these nonrecurring level 3 hierarchy assets to their estimated fair values of approximately $249 by using the discounted cash flow method described above, as comparable market data was not available.

Note 7:	Long-Term Debt

Long-term debt consisted of the following for the indicated periods:

	As of	As of
	September 30,	December 31,
	2009	2008

Hiland Partners-revolving credit facility	$253,064	$252,064
Hiland Holdings-revolving credit facility	3,000	705
Capital lease obligations	4,492	5,051

	260,556	257,820
Less current portion:
Capital lease obligations	622	649
Hiland Holdings-revolving credit facility	3,000	705

Long-term debt	$256,934	$256,466

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Hiland Partners Credit Facility

Hiland Partners borrowing capacity under its senior secured revolving credit facility, as amended, is $300.0 million consisting of a $291.0 million senior secured revolving credit facility to be used for funding acquisitions and other capital expenditures, issuance of letters of credit and general corporate purposes (the “Acquisition Facility”) and a $9.0 million senior secured revolving credit facility to be used for working capital and to fund distributions (the “Working Capital Facility”).

In addition, Hiland Partners senior secured revolving credit facility provides for an accordion feature, which permits Hiland Partners, if certain conditions are met, to increase the size of the Acquisition Facility by up to $50.0 million and allows for the issuance of letters of credit of up to $15.0 million in the aggregate. The credit facility will mature in May 2011. At that time, the agreement will terminate and all outstanding amounts thereunder will be due and payable.

Hiland Partners’ senior secured revolving credit facility requires Hiland Partners to meet certain financial tests, including a maximum consolidated funded debt to EBITDA covenant ratio of 4.0 to 1.0 as of the last day of any fiscal quarter; provided that in the event that Hiland Partners makes certain permitted acquisitions or capital expenditures, this ratio may be increased to 4.75 to 1.0 for the three fiscal quarters following the quarter in which such permitted acquisition or capital expenditure occurs. Hiland Partners met the permitted capital expenditure requirements for the four quarter period ended March 31, 2009 and elected to increase the ratio to 4.75 to 1.0 on March 31, 2009 for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009. During this step-up period, the applicable margin with respect to loans under the credit facility increases by 35 basis points per annum and the unused commitment fee increases by 12.5 basis points per annum. The ratio will revert back to 4.0 to 1.0 for the quarter ended December 31, 2009. If commodity prices and inlet natural gas volumes do not improve above the current forward prices and expected inlet natural gas volumes for the fourth quarter of 2009, the Partnership could be in violation of the maximum consolidated funded debt to EBITDA covenant ratio as early as December 31, 2009, unless this ratio is amended, Hiland Partners receives an infusion of equity capital, Hiland Partners’ debt is restructured or Hiland Partners is able to monetize “in-the-money” hedge positions. Management is continuing discussions with certain lenders under the credit facility as to ways to address a potential covenant violation. While no potential solution has been agreed to, Hiland Partners expects that any solution will require the assessment of fees and increased rates, the infusion of additional equity capital or the incurrence of subordinated indebtedness by Hiland Partners and the suspension of distributions for a certain period of time. There can be no assurance that any such agreement will be reached with the lenders, that any required equity or debt financing will be available to Hiland Partners, or that Hiland Partners will have sufficient “in-the-money” hedges to monetize to address the maximum consolidated funded debt to EBITDA covenant ratio.

Upon the occurrence of an event of default as defined in the credit facility, the lenders may, among other things, be able to accelerate the maturity of the credit facility and exercise other rights and remedies as set forth in the credit facility.

Hiland Partners’ obligations under the credit facility are secured by substantially all of its assets and guaranteed by Hiland Partners, and all of its subsidiaries, other than Hiland Operating, LLC, its operating company, which is the borrower under the credit facility.

Indebtedness under Hiland Partners’ credit facility will bear interest, at its option, at either (i) an Alternate Base Rate plus an applicable margin ranging from 50 to 125 basis points per annum or (ii) LIBOR plus an applicable margin ranging from 150 to 225 basis points per annum based on its ratio of consolidated funded debt to EBITDA. The Alternate Base Rate is a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the base CD rate in effect on such day plus 1.50% and (c) the Federal Funds effective rate in effect on such day plus 1/2 of 1%. Hiland Partners has elected for the indebtedness to bear interest at LIBOR plus the applicable margin. A letter of credit fee will be payable for the aggregate amount

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

of letters of credit issued under the credit facility at a percentage per annum equal to 1.0%. An unused commitment fee ranging from 25 to 50 basis points per annum based on Hiland Partners’ ratio of consolidated funded debt to EBITDA will be payable on the unused portion of the credit facility. During the step-up period, the applicable margin with respect to loans under the credit facility will be increased by 35 basis points per annum and the unused commitment fee will be increased by 12.5 basis points per annum. At September 30, 2009, the interest rate on outstanding borrowings from Hiland Partners’ credit facility was 2.87%.

Hiland Partners is subject to interest rate risk on its credit facility and has entered into an interest rate swap to reduce this risk. See Note 5 “Derivatives” for a discussion of Hiland Partners’ interest rate swap.

The credit facility prohibits Hiland Partners from making distributions to unitholders if any default or event of default, as defined in the credit facility, has occurred and is continuing or would result from such distributions. In addition, the credit facility contains various covenants that limit, among other things, subject to certain exceptions and negotiated “baskets,” Hiland Partners’ ability to incur indebtedness, grant liens, make certain loans, acquisitions and investments, make any material changes to the nature of its business, amend its material agreements, including its Omnibus Agreement, which contains non-compete and indemnity provisions with affiliates, or enter into a merger, consolidation or sale of assets.

The credit facility defines EBITDA as Hiland Partners’ consolidated net income (loss), plus income tax expense, interest expense, depreciation, amortization and accretion expense, amortization of intangibles and organizational costs, non-cash unit based compensation expense, and adjustments for non-cash gains and losses on specified derivative transactions and for other extraordinary or non-recurring items.

The credit facility limits distributions to Hiland Partners’ unitholders to available cash, as defined by the agreement, and borrowings to fund such distributions are only permitted under the revolving working capital facility. The revolving working capital facility is subject to an annual “clean-down” period of 15 consecutive days in which the amount outstanding under the revolving working capital facility is reduced to zero.

As of September 30, 2009, Hiland Partners had $253.1 million outstanding under this credit facility and was in compliance with its financial covenants. Hiland Partners’ EBITDA to interest expense ratio was 4.93 to 1.0 and its consolidated funded debt to EBITDA ratio was 4.50 to 1.0.

Hiland Holdings Credit Facility

On September 25, 2006, concurrently with the closing of our initial public offering, we entered into a three-year $25.0 million senior secured credit facility. Pursuant to the terms of the agreement, we elected to reduce the commitment level on the credit facility to $10.0 million effective May 15, 2009 and we elected to further reduce the commitment level on the credit facility to $3.0 million on August 7, 2009. Concurrently with the reduction of the commitment level to $3.0 million, the existing lenders under the credit facility assigned their interests in the facility to a new lender and we entered into a first amended and restated senior secured credit agreement with The Security National Bank of Enid. The credit facility is secured by all of our ownership interests in Hiland Partners and its general partner, other than the 2% general partner interest and the incentive distribution rights. The credit facility will mature on December 31, 2009, at which time all outstanding amounts thereunder become due and payable.

Indebtedness under the credit facility bears interest at the prime rate plus 1% per annum, but in no event less than 5% per annum, to be adjusted as changes occur in the prime rate. At September 30, 2009, the interest rate on outstanding borrowings from our credit facility was 5.0%.

The credit facility contains several covenants that, among other things, require the maintenance of a debt-to-worth ratio not to be greater than 1.25 to 1.0 and require financial reports to be submitted periodically. The credit facility also contains various covenants that limit, among other things, subject to certain exceptions, our ability to grant liens, enter into agreements restricting our ability to grant liens on our assets or amend the

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

credit facility, make certain loans, acquisitions and investments or enter into a merger, consolidation or sale of assets.

The amount we may borrow under the credit facility is limited to the lesser of: (i) 50% of the sum of the value of the Hiland Partners common and subordinated units and (ii) the maximum available amount of the credit facility (currently $3.0 million). For purposes of this calculation, the value of (i) the Hiland Partners common units on any date shall be the closing price for such units as reflected on the NASDAQ National Market on any date and (ii) the Hiland Partners subordinated units on any date shall be deemed to equal 85% of the value of the Hiland Partners common units on such date. At September 30, 2009, the borrowing base was $3.0 million.

As of September 30, 2009, we had $3.0 million outstanding under this credit facility and were in compliance with our debt-to-worth covenant ratio . The outstanding $3.0 million at September 30, 2009, which matures on December 31, 2009, is included in accrued liabilities and other in the balance sheet. Our debt-to-worth covenant ratio was 0.80 to 1.0 at September 30, 2009.

On November 3, 2009, we entered into a $1.5 million term promissory note agreement with Harold Hamm, Chairman of our general partner and, together with affiliates of Mr. Hamm, majority owner of the Partnership. The note agreement matures on December 31, 2009, at which time all outstanding amounts thereunder become due and payable. The note agreement is secured by all of our ownership interests in Hiland Partners and its general partner, other than the 2% general partner interest and the incentive distribution rights, but is subordinate in security to the first amended and restated senior secured credit agreement. Indebtedness under the note agreement bears interest at the prime rate plus 1% per annum, but in no event less than 5% per annum.

Capital Lease Obligations

Hiland Partners is obligated under two separate capital lease agreements entered into with respect to its Bakken and Badlands gathering systems in the third quarter of 2007. Under the terms of a capital lease agreement for a rail loading facility and an associated products pipeline at its Bakken gathering system, Hiland Partners is repaying a counterparty a predetermined amount over a period of eight years. Once fully paid, title to the leased assets will transfer to Hiland Partners no later than the end of the eight-year period commencing from the inception date of the lease. Hiland Partners also incurred a capital lease obligation to a counterparty for the aid to construct several electric substations at its Badlands gathering system which, by agreement, is being repaid in equal monthly installments over a period of five years.

During the three and nine months ended September 30, 2009, Hiland Partners made principal payments of $210 and $560, respectively, on the above described capital lease obligations. The current portion of the capital lease obligations presented in the table above is included in accrued liabilities and other in the balance sheet.

Note 8:	Share-Based Compensation

Hiland Holdings GP, LP Long Term Incentive Plan

Hiland Partners GP Holdings, LLC, the general partner of Hiland Holdings, adopted the Hiland Holdings GP, LP Long-Term Incentive Plan for its employees and directors of its general partner and employees of its affiliates. The long-term incentive plan consists of three components: unit options, restricted units and phantom units. The long-term incentive plan limits the number of units that are permitted to be delivered pursuant to awards to 2,160,000 units. The plan is administered by the board of directors of our general partner or the compensation committee of the board of directors of our general partner. The plan will expire upon the first to occur of its termination by the board of directors or the compensation committee, the date when no units

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

remain available under the plan for awards or the tenth anniversary of the date the plan is approved by our unitholders. Awards then outstanding will continue pursuant to the terms of their grants.

The board of directors of our general partner and the compensation committee of the board may terminate or amend the long-term incentive plan at any time with respect to any units for which a grant has not yet been made. Our board of directors and the compensation committee of the board also have the right to alter or amend the long-term incentive plan or any part of the plan from time to time, including increasing the number of units that may be granted subject to unitholder approval as may be required by applicable law or stock exchange rules. However, no change in any outstanding grant may be made that would materially reduce the benefits of the participant without the consent of the participant. Restricted common units granted vest and become exercisable in one-fourth increments on the anniversary of the grant date over four years. A restricted unit is a common unit that is subject to forfeiture, and upon vesting, the grantee receives a common unit that is not subject to forfeiture. Distributions on unvested restricted common units are held in trust by our general partner until the units vest, at which time the distributions are distributed to the grantee.

Each non-employee board member of Hiland Partners GP Holdings, LLC received an additional 1,000 restricted common units on each anniversary date of the initial reward with the exception of the anniversary date on September 25, 2009. We issued no restricted units during the three and nine months ended September 30, 2009. During the three months ended September 30, 2009, a total of 6,000 restricted common units issued to non-employee board members of our general partner in 2006, 2007 and 2008 vested and were converted into common units. Non-cash unit based compensation expense related to restricted units issued is to be recognized over their respective four-year vesting period on the graded vesting attribution method.

		Weighted
		Average
		Fair Value
		at Grant
Restricted Units	Units	Date ($)

Unvested at January 1, 2009	16,500	$22.52
Granted	—
Vested	(6,000)	$22.25
Forfeited	—

Unvested at September 30, 2009	10,500	$22.67

We recorded non-cash compensation expense related to the restricted units of $36 and $108 for the three and nine months ended September 30, 2009, respectively, and $38 and $115 for the three and nine months ended September 30, 2008, respectively. We will record additional non-cash unit based compensation expense of $109 over the next four years.

Hiland Partners, LP Long Term Incentive Plan

Hiland Partners GP, LLC, the general partner of Hiland Partners, adopted the Hiland Partners, LP Long-Term Incentive Plan for its employees and directors of its general partner and employees of its affiliates. The long-term incentive plan currently permits an aggregate of 680,000 of Hiland Partners common units to be issued with respect to unit options, restricted units and phantom units granted under the plan. No more than 225,000 of the 680,000 common units may be issued with respect to vested restricted or phantom units. The plan is administered by the compensation committee of Hiland Partners GP, LLC’s board of directors. The plan will continue in effect until the earliest of (i) a date determined by the board of directors of the general partner; (ii) the date that common units are no longer available for payment of awards under the plan; or (iii) the tenth anniversary of the plan.

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Hiland Partners GP, LLC’s board of directors or compensation committee may, in their discretion, terminate, suspend or discontinue the long-term incentive plan at any time with respect to any units for which a grant has not yet been made. Hiland Partners GP, LLC’s board of directors or its compensation committee also has the right to alter or amend the long-term incentive plan or any part of the plan from time to time, including increasing the number of units that may be granted, subject to unitholder approval if required by the exchange upon which the common units are listed at that time. No change in any outstanding grant may be made, however, that would materially impair the rights of the participant without the consent of the participant. Under the unit option grant agreement, granted options of common units vest and become exercisable in one-third increments on the anniversary of the grant date over three years. Vested options are exercisable within the option’s contractual life of ten years after the grant date. Restricted common units granted vest and become exercisable in one-fourth increments on the anniversary of the grant date over four years. A restricted unit is a common unit that is subject to forfeiture, and upon vesting, the grantee receives a common unit that is not subject to forfeiture. Distributions on unvested restricted common units are held in trust by Hiland Partners’ general partner until the units vest, at which time the distributions are distributed to the grantee. Granted phantom common units are generally more flexible than restricted units and vesting periods and distribution rights may vary with each grant. A phantom unit is a common unit that is subject to forfeiture and is not considered issued until it vests. Upon vesting, holders of phantom units will receive (i) a common unit that is not subject to forfeiture, cash in lieu of the delivery of such unit equal to the fair market value of the unit on the vesting date, or a combination thereof, at the discretion of Hiland Partners’ general partner’s board of directors and (ii) the distributions held in trust, if applicable, related to the vested units.

Phantom Units.  On August 8, 2009, 1,875 phantom units awarded to our Chief Operations Officer in August 2008 vested, of which 1,494 were converted to common units and 381 were redeemed.

The following table summarizes information about Hiland Partners’ phantom units for the nine months ended September 30, 2009:

		Weighted	Weighted
		Average	Average
		Fair Value	Fair Value at
		at Grant	Redemption
Phantom Units	Units	Date ($)	Date ($)

Unvested at January 1, 2009	50,794	$47.74
Granted	—
Vested and converted or redeemed	(8,250)	$49.34	$7.40
Forfeited	(5,050)	$45.11

Unvested at September 30, 2009	37,494	$47.75

During the three and nine months ended September 30, 2009, Hiland Partners incurred non-cash unit based compensation expense of $189 and $652, respectively, related to phantom units. During the three and nine months ended September 30, 2008, Hiland Partners incurred non-cash unit based compensation expense of $297 and $877, respectively, related to phantom units. Hiland Partners will recognize additional expense of $803 over the next four years, and the additional expense is to be recognized over a weighted average period of 2.2 years.

Restricted Units.  Each non-employee board member of Hiland Partners GP, LLC received an additional 1,000 restricted common units on each anniversary date of the initial reward with the exception of the anniversary date on August 10, 2009. Hiland Partners issued no restricted units during the three and nine months ended September 30, 2009 During the three months ended September 30, 2009, a total of 6,000 restricted common units issued to non-employee board members of our general partner in 2005, 2006, 2007 and 2008 vested and were converted into common units. Non-cash unit based compensation expense related to restricted units issued is to be recognized over their respective four-year vesting period on the graded vesting attribution method.

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

The following table summarizes information about Hiland Partners restricted units for the nine months ended September 30, 2009.

		Weighted
		Average
		Fair Value
		per Unit
		at Grant
Restricted Units	Units	Date ($)

Unvested at January 1, 2009	18,500	$48.73
Granted	—
Vested	(6,000)	$44.29
Forfeited	(4,250)	$47.56

Unvested at September 30, 2009	8,250	$52.56

Non-cash unit based compensation expense related to Hiland Partners restricted units was $46 and $183 for the three and nine months ended September 30, 2009, respectively, and was $91 and $258 for the three and nine months ended September 30, 2008, respectively. As of September 30, 2009, there was $166 of total unrecognized cost related to Hiland Partners unvested restricted units. This cost is to be recognized over a weighted average period of 2.1 years.

Unit Options.  At September 30, 2009, all common unit options awarded by Hiland Partners have vested. The weighted average exercise price of 33,336 outstanding exercisable common unit options at September 30, 2009 is $37.79 per unit, and such common units have a weighted average remaining contractual term of 6.2 years. Non-cash unit based compensation expense related to the unit options was insignificant for the three and nine months ended September 30, 2009 and 2008, respectively.

Note 9:	Commitments and Contingencies

We maintain a defined contribution retirement plan for our employees under which we make discretionary contributions to the plan based on a percentage of eligible employees’ compensation. Contributions to the plan are 5.0% of eligible employees’ compensation and resulted in expense for the three months ended September 30, 2009 and 2008 of $100 and $85, respectively and for the nine months ended September 30, 2009 and 2008 was $290 and $240, respectively.

We maintain our health and workers’ compensation insurance through third-party providers. Property and general liability insurance is also maintained through third-party providers with a $100 deductible on each policy.

The operation of pipelines, plants and other facilities for gathering, compressing, treating, or processing natural gas, NGLs and other products is subject to stringent and complex laws and regulations pertaining to health, safety and the environment. Our management believes that compliance with federal, state or local environmental laws and regulations will not have a material adverse effect on our business, financial position or results of operations.

Although there are no significant regulatory proceedings in which we are currently involved, periodically we may be a party to regulatory proceedings. The results of regulatory proceedings cannot be predicted with certainty; however, our management believes that we presently do not have material potential liability in connection with regulatory proceedings that would have a significant financial impact on our consolidated financial condition, results of operations or cash flows.

Hiland Partners leases certain equipment, vehicles and facilities under operating leases, most of which contain annual renewal options. We and Hiland Partners also lease office space from a related entity. See Note 11 “Related Party Transactions.” Under these lease agreements, rent expense was $437 and $731,

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

respectively, for the three months ended September 30, 2009 and 2008, respectively and $2,031 and $1,983 for the nine months ended September 30, 2009 and 2008, respectively.

Three putative unitholder class action lawsuits have been filed relating to the Hiland Partners Merger and the Hiland Holdings Merger. These lawsuits are as follows: (i) Robert Pasternack v. Hiland Partners, LP et al., In the Court of Chancery of the State of Delaware, Civil Action No. 4397-VCS; (ii) Andrew Jones v. Hiland Partners, LP et al., In the Court of Chancery of the State of Delaware, Civil Action No. 4558-VCS; and (iii) Arthur G. Rosenberg v. Hiland Partners, LP et al., In the District Court of Garfield County, State of Oklahoma, Case No. C3-09-211-02. The lawsuits name as defendants the Partnership, Hiland Partners, the general partner of each of the Partnership and Hiland Partners, and the members of the board of directors of each of the Partnership and Hiland Partners. The lawsuits challenge both the Hiland Partners Merger and the Hiland Holdings Merger. The lawsuits allege claims of breach of the Partnership Agreement and breach of fiduciary duty on behalf of (i) a purported class of common unitholders of the Partnership and (ii) a purported class of our common unitholders of Hiland Partners.

On July 10, 2009, the court in which the Oklahoma case is pending granted our motion to stay the Oklahoma lawsuit in favor of the Delaware lawsuits. On July 31, 2009, the plaintiff in the first-filed Delaware case (Pasternack) filed an Amended Class Action Complaint and a motion to enjoin the mergers. This Amended Class Action Complaint alleges, among other things, that (i) the original consideration and revised consideration offered by the Hamm Parties is unfair and inadequate, (ii) the members of the conflicts committees of the general partner of each of the Partnership and Hiland Partners that were charged with reviewing the proposals and making a recommendation to each committee’s respective board of directors lacked any meaningful independence, (iii) the defendants acted in bad faith in recommending and approving the Hiland Partners Merger or the Hiland Holdings Merger, and (iv) the disclosures in the Preliminary Proxy Statement filed by the Partnership and Hiland Partners are materially misleading. The Pasternack plaintiff seeks to preliminarily enjoin the defendants from proceeding with or consummating the mergers and seeks an order requiring defendants to supplement the Preliminary Proxy Statement with certain information. On August 13, 2009, the Partnership, Hiland Partners and certain individual defendants moved to dismiss the claims added in the July 31, 2009 Amended Class Action Complaint. The plaintiffs moved to expedite proceedings on September 4, 2009. On September 4, 2009, the plaintiffs filed a motion to expedite the proceedings. On September 9, 2009, the Delaware Chancery Court requested that the defendants file a response to plaintiffs’ motion that same day and set a hearing on plaintiffs’ motion for September 11, 2009. Defendants responded to plaintiffs’ motion as ordered by the Court, and, following the hearing on September 11, 2009, plaintiffs’ motion to expedite the proceedings was denied.

We cannot predict the outcome of these lawsuits, or others, nor can we predict the amount of time and expense that will be required to resolve the lawsuits.

Note 10:	Significant Customers and Suppliers

All of Hiland Partners’ revenues are domestic revenues. The following table presents Hiland Partners’ top midstream customers as a percent of total revenue for the periods indicated:

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008

Customer 1	24%	5%	21%	15%
Customer 2	18%	7%	12%	12%
Customer 3	12%	10%	14%	9%
Customer 4	7%	18%	9%	13%
Customer 5	2%	14%	2%	10%

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Customer 1 above is SemStream, L.P., a subsidiary of SemGroup, L.P., who filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code on July 22, 2008. In March 2009, Hiland Partners received a good faith deposit from SemStream, L.P. for $3,000 in lieu of renewing a letter of credit to our benefit. The $3,000 deposit received is included in accrued liabilities and other in the balance sheet.

All of Hiland Partners’ purchases are from domestic sources. The following table presents Hiland Partners’ top midstream suppliers as a percent of total midstream purchases for the periods indicated:

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008

Supplier 1 (affiliated company)	39%	45%	41%	42%
Supplier 2	20%	14%	19%	15%
Supplier 3	16%	17%	16%	18%

Note 11:	Related Party Transactions

Hiland Partners purchases natural gas and NGLs from affiliated companies. Purchases of product from affiliates totaled $11,740 and $36,279 for the three months ended September 30, 2009 and 2008, respectively and totaled $35,538 and $99,328 for the nine months ended September 30, 2009 and 2008, respectively. Hiland Partners also sells natural gas and NGLs to affiliated companies. Sales of product to affiliates totaled $626 and $7,390 for the three months ended September 30, 2009 and 2008, respectively and totaled $2,525 and $10,433 for the nine months ended September 30, 2009 and 2008, respectively. Compression revenues from affiliates were $1,205 and $3,615 for each of the three and nine months ended September 30, 2009 and 2008, respectively.

Accounts receivable — affiliates of $918 at September 30, 2009 include $823 from one affiliate for midstream sales. Accounts receivable — affiliates of $2,346 at December 31, 2008, includes $2,083 from one affiliate for midstream sales.

Accounts payable — affiliates of $4,306 at September 30, 2009 include $3,365 due to one affiliate for midstream purchases. Accounts payable — affiliates of $7,823 at December 31, 2008 include $6,682 payable to the same affiliate for midstream purchases.

Hiland Partners utilizes affiliated companies to provide services to its plants and pipelines and certain administrative services. The total expenditures to these companies were $94 and $157 during the three months ended September 30, 2009 and 2008, respectively and were $350 and $420 during the nine months ended September 30, 2009 and 2008, respectively.

We and Hiland Partners lease office space under operating leases directly or indirectly from an affiliate. Rent expense associated with these leases totaled $41 and $42 for the three months ended September 30, 2009 and 2008, respectively and totaled $121 and $117 for the nine months ended September 30, 2009 and 2008, respectively.

Note 12:	Reportable Segments

Hiland Partners has distinct operating segments for which additional financial information must be reported. Hiland Partners’ operations are classified into two reportable segments:

(1) Midstream, which is the purchasing, gathering, compressing, dehydrating, treating, processing and marketing of natural gas and the fractionating and marketing of NGLs.

(2) Compression, which is providing air compression and water injection services for oil and gas secondary recovery operations that are ongoing in North Dakota.

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

These business segments reflect the way Hiland Partners manages its operations. Hiland Partners’ operations are conducted in the United States. General and administrative costs, which consist of executive management, accounting and finance, operations and engineering, marketing and business development, are allocated to the individual segments based on revenues.

Midstream assets totaled $368,331 at September 30, 2009. Assets attributable to compression operations totaled $21,271. All but $30 of the total capital expenditures of $23,413 for the nine months ended September 30, 2009 was attributable to midstream operations. All but $63 of the total capital expenditures of $38,043 for the nine months ended September 30, 2008 was attributable to midstream operations.

The tables below present information for the reportable segments for the three and nine months ended September 30, 2009 and 2008.

	For the Three Months Ended September 30,
	2009			2008
	Midstream	Compression		Midstream	Compression
	Segment	Segment	Total	Segment	Segment	Total

Revenues	$53,641	$1,205	$54,846	$114,548	$1,205	$115,753
Operating costs and expenses:
Midstream purchases (exclusive of items shown separately below)	30,266	—	30,266	81,895	—	81,895
Operations and maintenance	7,559	177	7,736	7,617	264	7,881
Depreciation and amortization	9,861	897	10,758	8,946	896	9,842
Property impairments	20,500	—	20,500	—	—	—
Bad debt	—	—	—	(7,799)	—	(7,799)
General and administrative	3,146	71	3,217	2,570	27	2,597

Total operating costs and expenses	71,332	1,145	72,477	93,229	1,187	94,416

Operating (loss) income	$(17,691)	$60	(17,631)	$21,319	$18	21,337

Other income (expense):
Interest and other income			10			99
Amortization of deferred loan costs			(182)			(169)
Interest expense			(2,728)			(3,279)

Net (loss) income			(20,531)			17,988
Less: Noncontrolling partners’ interest in (loss) income of Hiland Partners			(8,152)			6,800

Limited partners’ interest in net (loss) income			$(12,379)			$11,188

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

	Nine Months Ended September 30,
	2009			2008
	Midstream	Compression		Midstream	Compression
	Segment	Segment	Total	Segment	Segment	Total

Revenues	$153,658	$3,615	$157,273	$319,058	$3,615	$322,673
Operating costs and expenses:
Midstream purchases (exclusive of items shown separately below)	88,481	—	88,481	238,586	—	238,586
Operations and maintenance	22,612	604	23,216	21,428	773	22,201
Depreciation and amortization	29,149	2,692	31,841	25,827	2,686	28,513
Property impairments	21,450	—	21,450	—	—	—
Bad debt	—	—	—	304	—	304
General and administrative	11,379	270	11,649	7,529	86	7,615

Total operating costs and expenses	173,071	3,566	176,637	293,674	3,545	297,219

Operating (loss) income	$(19,413)	$49	(19,364)	$25,384	$70	25,454

Other income (expense):
Interest and other income			92			276
Amortization of deferred loan costs			(526)			(493)
Interest expense			(7,777)			(9,915)

Net (loss) income			(27,575)			15,322
Less: Noncontrolling partners’ interest in (loss) income of Hiland Partners			(9,762)			4,402

Limited partners’ interest in net (loss) income			$(17,813)			$10,920

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Note 13:	Net Income (Loss) per Limited Partners’ Unit

The computation of basic net income (loss) per limited partners’ unit is based on the weighted-average number of common units outstanding during the period. The computation of diluted net income (loss) per unit further assumes the dilutive effect of restricted units. Net income (loss) per unit applicable to limited partners is computed by dividing net income (loss) applicable to limited partners by the weighted-average number of limited partnership units outstanding. The following is a reconciliation of the limited partner units used in the calculations of net income (loss) per limited partner unit — basic and net income (loss) per limited partner unit — diluted assuming dilution for the three and nine months ended September 30, 2009 and 2008:

	For the Three Months Ended September 30,
	2009			2008
	Loss			Income
	Attributable			Attributable
	to Limited	Limited	Per	to Limited	Limited	Per
	Partners	Partner Units	Unit	Partners	Partner Units	Unit
	(Numerator)	(Denominator)	Amount	(Numerator)	(Denominator)	Amount

(Loss) income per limited partner unit-basic:
(Loss) income attributable to limited partners	$(12,379)		$(0.57)	$11,188		$0.52
Weighted average limited partner units outstanding		21,608,000			21,603,000
Income per limited partner unit — diluted: Restricted units		—			9,000

(Loss) income attributable to limited partners plus assumed conversions	$(12,379)	21,608,000	$(0.57)	$11,188	21,612,000	$0.52

	For the Nine Months Ended September 30,
	2009			2008
	Loss			Income
	Available to			Available to
	Limited	Limited	Per	Limited	Limited	Per
	Partners	Partner Units	Unit	Partners	Partner Units	Unit
	(Numerator)	(Denominator)	Amount	(Numerator)	(Denominator)	Amount

(Loss) income per limited partner unit-basic:
(Loss) income attributable to limited partners	$(17,813)		$(0.82)	$10,920		$0.51
Weighted average limited partner units outstanding		21,608,000			21,603,000
Income per limited partner unit — diluted: Restricted units		—			7,000

(Loss) income attributable to limited partners plus assumed conversions	$(17,813)	21,608,000	$(0.82)	$10,920	21,610,000	$0.51

For the three and nine months ended September 30, 2009, approximately 10,500 restricted units were excluded from the computation of diluted earnings attributable to limited partner units because the inclusion of such units would have been anti-dilutive.

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Note 14:	Partners’ Capital and Cash Distributions

Hiland Holdings

Our unitholders (limited partners) have only limited voting rights on matters affecting our operations and activities and, therefore, limited ability to influence our management’s decisions regarding our business. Unitholders did not select our general partner or elect the board of directors of our general partner and effectively have no right to select our general partner or elect its board of directors in the future. Unitholders’ voting rights are further restricted by our partnership agreement, which provides that any units held by a person that owns 20% or more of any class of units then outstanding, other than the general partner, its affiliates, their transferees and persons who acquired such units with the prior approval of the board of directors of our general partner, cannot be voted on any matter. In addition, our partnership agreement contains provisions limiting the ability of our unitholders to call meetings or to acquire information about our operations, as well as other provisions limiting a unitholders’ ability to influence the manner or direction of our management.

Our partnership agreement requires that we distribute all of our cash on hand at the end of each quarter, less reserves established at our general partner’s discretion. We refer to this as “available cash.” Our only cash-generating assets are our interests in Hiland Partners from which we may receive quarterly distributions. The amount of available cash may be greater than or less than the minimum quarterly distributions.

We have suspended quarterly cash distributions beginning with the first quarter distribution of 2009 and Hiland Partners has also suspended quarterly cash distributions on its common and subordinated units beginning with the first quarter distribution of 2009 due to the impact of lower commodity prices and reduced drilling activity on Hiland Partners’ current and projected throughput volumes, midstream segment margins and cash flows combined with future required levels of capital expenditures and the outstanding indebtedness under Hiland Partners’ senior secured revolving credit facility. Under the terms of the Hiland Partners partnership agreement, the Hiland Partners common units carry an arrearage of $1.35 per unit, representing the minimum quarterly distribution to the Hiland Partners common units for the first three quarters of 2009 that must be paid before Hiland Partners can make distributions to the Hiland Partners subordinated units. All distributions paid by us to our common unitholders from January 1, 2008 forward, including amounts paid to affiliate owners, were as follows (in thousands, except per unit amounts):

	Date Cash	Per Unit Cash
Distribution for	Distribution	Distribution	Total Cash
Quarter Ending	Paid	Amount	Distribution

12/31/07	02/19/08	$0.2550	$5,513
03/31/08	05/19/08	0.2800	6,053
06/30/08	08/19/08	0.3050	6,593
09/30/08	11/19/08	0.3175	6,866
12/31/08	02/18/09	0.1000	2,162
03/31/09		—	—
06/30/09		—	—
09/30/09		—	—

		$1.2575	$27,187

Hiland Partners

The unitholders (limited partners) of Hiland Partners have only limited voting rights on matters affecting its operations and activities and, therefore, limited ability to influence its management’s decisions regarding its business. The Hiland Partners unitholders did not select Hiland Partners GP, LLC as general partner or elect

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

its board of directors and effectively have no right to select a general partner or elect its board of directors in the future. The Hiland Partners unitholders’ voting rights are further restricted by Hiland Partners’ partnership agreement, which provides that any units held by a person that owns 20% or more of any class of units then outstanding, other than the general partner, its affiliates, their transferees and persons who acquired such units with the prior approval of Hiland Partners GP, LLC’s board of directors, cannot be voted on any matter. In addition, Hiland Partners’ partnership agreement contains provisions limiting the ability of its unitholders to call meetings or to acquire information about its operations, as well as other provisions limiting a unitholder’s ability to influence the manner or direction of Hiland Partners’ management.

Hiland Partners’ partnership agreement requires that it distribute all of its cash on hand at the end of each quarter, less reserves established at Hiland Partners GP, LLC’s discretion. Hiland Partners refers to this as “available cash.” The amount of available cash may be greater than or less than the minimum quarterly distributions described below. In general, Hiland Partners will pay any cash distribution made each quarter in the following manner:

•	first, 98% to the common units, pro rata, and 2% to Hiland Partners GP, LLC, until each common unit has received a minimum quarterly distribution of $0.45 plus any arrearages from prior quarters;

•	second, 98% to the subordinated units, pro rata, and 2% to Hiland Partners GP, LLC, until each subordinated unit has received a minimum quarterly distribution of $0.45; and

•	third, 98% to all units, pro rata, and 2% to Hiland Partners GP, LLC, until each unit has received a distribution of $0.495.

If cash distributions per unit exceed $0.495 in any quarter, Hiland Partners GP, LLC as general partner will receive increasing percentages, up to a maximum of 50% of the cash Hiland Partners distributes in excess of that amount. Hiland Partners refers to these distributions as “incentive distributions.”

The distributions on the subordinated units may be reduced or eliminated if necessary to ensure the common units receive their minimum quarterly distribution. Subordinated units do not accrue arrearages. The subordination period will extend until the first day of any quarter beginning after March 31, 2010 that each of the following tests are met: distributions of available cash from operating surplus on each of the outstanding common units and subordinated units equaled or exceeded the minimum quarterly distribution for each of the three consecutive, non-overlapping four-quarter periods immediately preceding that date; the “adjusted operating surplus” (as defined in the partnership agreement) generated during each of the three consecutive, non-overlapping four-quarter periods immediately preceding that date equaled or exceeded the sum of the minimum quarterly distributions on all of the outstanding common units and subordinated units during those periods on a fully diluted basis and the related distribution on the 2% general partner interest during those periods; and there are no arrearages in payment of the minimum quarterly distribution on the common units. In addition, if the tests for ending the subordination period are satisfied for any three consecutive four quarter periods ending on or after March 31, 2008, 25% of the subordinated units will convert into an equal number of common units. On May 14, 2008 these tests were met and accordingly, 1,020,000, or 25%, of the subordinated units converted into an equal number of common units.

Hiland Partners has suspended quarterly cash distributions on its common and subordinated units beginning with the first quarter distribution of 2009 due to the impact of lower commodity prices and reduced drilling activity on Hiland Partners’ current and projected throughput volumes, midstream segment margins and cash flows combined with future required levels of capital expenditures and the outstanding indebtedness under Hiland Partners’ senior secured revolving credit facility. Under the terms of the Hiland Partners partnership agreement, the Hiland Partners common units carry an arrearage of $1.35 per unit, representing the minimum quarterly distribution to the Hiland Partners common units for the first three quarters of 2009 that must be paid before Hiland Partners can make distributions to the Hiland Partners subordinated units. We own 3,060,000 of the Hiland Partners subordinated units which will not receive a cash distribution until the

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

distribution arrearage to the Hiland Partners common units is paid. Presented below are cash distributions to the Hiland Partners common and subordinated unitholders, including amounts to affiliate owners and regular and incentive distributions to Hiland Partners GP, LLC paid by Hiland Partners from January 1, 2008 forward (in thousands, except per unit amounts):

	Date Cash	Per Unit Cash
Distribution for	Distribution	Distribution	Common	Subordinated	General Partner		Total Cash
Quarter Ending	Paid	Amount	Units	Units	Regular	Incentive	Distribution

12/31/07	02/14/08	$0.7950	$4,169	$3,243	$182	$1,492	$9,086
03/31/08	05/14/08	0.8275	4,364	3,376	194	1,789	9,723
06/30/08	08/14/08	0.8625	5,446	2,639	208	2,107	10,400
09/30/08	11/14/08	0.8800	5,574	2,694	214	2,268	10,750
12/31/08	02/13/09	0.4500	2,849	1,377	86	—	4,312
03/31/09		—	—	—	—	—	—
06/30/09		—	—	—	—	—	—
09/30/09		—	—	—	—	—	—

		$3.8150	$22,402	$13,329	$884	$7,656	$44,271

Presented below are cash distributions by Hiland Partners to us and Hiland Partners GP, LLC from January 1, 2008 forward (in thousands, except per unit amounts):

	Date Cash	Per Unit Cash
Distribution for	Distribution	Distribution	Common	Subordinated	General Partner		Total Cash
Quarter Ending	Paid	Amount	Units	Units	Regular	Incentive	Distribution

12/31/07	02/14/08	$0.7950	$1,035	$3,243	$182	$1,492	$5,952
03/31/08	05/15/08	0.8275	1,077	3,376	194	1,789	6,436
06/30/08	08/14/08	0.8625	2,003	2,639	208	2,107	6,957
09/30/08	11/14/08	0.8800	2,043	2,694	214	2,268	7,219
12/31/08	02/13/09	0.4500	1,045	1,377	86	—	2,508
03/31/09		—	—	—	—	—	—
06/30/09		—	—	—	—	—	—
09/30/09		—	—	—	—	—	—

		$3.8150	$7,203	$13,329	$884	$7,656	$29,072

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Note 15:	Supplemental Information

Following are the financial statements of Hiland Holdings which are included to provide additional information with respect to Hiland Holdings’ financial position, results of operations and cash flows on a stand-alone basis.

HILAND HOLDINGS GP, LP

Balance Sheets

	September 30,	December 31,
	2009	2008
	(Unaudited)
	(In thousands, except unit amounts)

ASSETS
Current assets:
Cash and cash equivalents	$352	$561
Accounts receivable-affiliates	—	2
Other current assets	124	351

Total current assets	476	914
Investment in subsidiary	—	4,195
Property and equipment, net	2,967	3,304
Intangibles, net	4,614	5,138
Other assets, net	20	66

Total assets	$8,077	$13,617

LIABILITIES AND PARTNERS’ EQUITY
Current liabilities:
Accounts payable	$231	$363
Accounts payable-affiliates	353	163
Other current liabilities	3,010	705

Total current liabilities	3,594	1,231
Long-term debt
Partners’ equity
Common unitholders (21,613,500 units issued and outstanding)	4,483	12,386

Total partners’ equity	4,483	12,386

Total liabilities and partners’ equity	$8,077	$13,617

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

HILAND HOLDINGS GP, LP

Statements of Operations
For the Three and Nine Months Ended

	Three Months Ended
	September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(Unaudited, in thousands)

Operating costs and expenses:
Depreciation and amortization	$(287)	$(287)	$(860)	$(861)
General and administrative	(638)	(339)	(3,192)	(1,192)

Operating loss	(925)	(626)	(4,052)	(2,053)
Other income (expense):
Equity in (loss) earnings of affiliates	569	11,841	(1,683)	13,058
Interest and other income	0	3	1	9
Amortization of deferred loan costs	(33)	(22)	(77)	(67)
Interest expense	(26)	(8)	(38)	(27)

Other income (expense), net	510	11,814	(1,797)	12,973

Net (loss) income	$(415)	$11,188	$(5,849)	$10,920

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

HILAND HOLDINGS GP, LP

Statements of Cash Flows
For the Nine Months Ended

	For the Nine Months
	Ended September 30,
	2009	2008
	(Unaudited, in thousands)

Cash flows from operating activities:
Net (loss) income	$(5,849)	$10,920
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	860	861
Amortization of deferred loan cost	77	67
Unit based compensation	108	115
Loss (earnings) in Hiland Partners, LP	1,683	(13,058)
(Increase) decrease in current assets:
Accounts receivable — affiliates	2	3
Other current assets	228	137
Increase (decrease) in current liabilities:
Accounts payable — trade	(132)	44
Accounts payable — affiliates	190	(258)
Other current liabilities	10	—

Net cash used in operating activities	(2,823)	(1,169)

Cash flows from investing activities:
Investment in subsidiaries	(1)	(28)
Cash distributions received from subsidiaries	2,513	19,345

Net cash provided by investing activities	2,512	19,317

Cash flows from financing activities:
Proceeds from short-term borrowings	3,000	—
Payments on short-term borrowings	(705)	—
Proceeds from long-term borrowings	—	350
Debt issuance costs	(31)	(1)
Cash distributions to unitholders	(2,162)	(18,160)

Net cash provided by (used in) financing activities	102	(17,811)

Increase (decrease) for the period	(209)	337
Beginning of period	561	105

End of period	$352	$442

Supplementary information
Cash paid for interest	$28	$28

HILAND HOLDINGS GP, LP

CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Note 16:	Subsequent Events

On November 3, 2009, we entered into a $1.5 million term promissory note agreement with Harold Hamm, Chairman of our general partner and, together with affiliates of Mr. Hamm, majority owner of the Partnership. The note agreement matures on December 31, 2009, at which time all outstanding amounts thereunder become due and payable. The note agreement is secured by all of our ownership interests in Hiland Partners and its general partner, other than the 2% general partner interest and the incentive distribution rights, but is subordinate in security to the first amended and restated senior secured credit agreement. Indebtedness under the note agreement bears interest at the prime rate plus 1% per annum, but in no event less than 5% per annum.

On November 3, 2009, the Partnership amended its merger agreement with affiliates of Harold Hamm, pursuant to which Mr. Hamm’s affiliates had agreed to acquire all of the outstanding common units of the Partnership (other than certain restricted common units owned by officers and employees) not owned by Mr. Hamm, his affiliates or the Hamm family trusts. The amendment increased the consideration payable to common unitholders of the Partnership from $2.40 to $3.20 per common unit and extended the end date under the merger agreement to December 11, 2009. On the same day, Hiland Partners amended its merger agreement with affiliates of Harold Hamm, pursuant to which Mr. Hamm’s affiliates had agreed to acquire all of the outstanding common units of Hiland Partners (other than certain restricted common units owned by officers and employees) not owned by the Partnership. The amendment increased the consideration payable to common unitholders of Hiland Partners from $7.75 to $10.00 per common unit and extended the end date under the merger agreement to December 11, 2009.

On November 3, 2009, in connection with amending the merger agreements, each Hiland company has adjourned its special meeting of unitholders until December 4, 2009, to allow the unitholders of each Hiland company additional time to consider the proposals to approve the applicable merger agreement and merger. The Partnership and Hiland Partners intend to file with the SEC a supplement to the definitive joint proxy statement on Schedule 14A, which, upon clearance by the SEC, the Hiland companies intend to mail to all holders of record of the Hiland companies as of September 9, 2009, the record date for the special meetings.

Concurrently with the filing of the supplement to the joint proxy statement, (i) the Partnership, our general partner, Hiland Partners and its general partner, HH GP Holding, LLC, an affiliate of Harold Hamm, HLND MergerCo, LLC, a wholly-owned subsidiary of HH GP Holding, LLC, Harold Hamm, Chairman of the Hiland Companies, Joseph L. Griffin, Chief Executive Officer and President of the Hiland Companies, and Matthew S. Harrison, Chief Financial Officer, Vice President — Finance and Secretary of the Hiland Companies will file Amendment No. 7 to their Transaction Statement on Schedule 13E-3 with the SEC and (ii) the Partnership, our general partner, HH GP Holding, LLC, HPGP MergerCo, LLC, Continental Gas Holdings, Inc. (an affiliate of Mr. Hamm) and Messrs. Hamm, Griffin and Harrison will file Amendment No. 7 to their Transaction Statement on Schedule 13E-3 with the SEC.

The definitive joint proxy statement on Schedule 14A was filed with the SEC on September 11, 2009 and first mailed to unitholders on or around September 16, 2009.

Each of the Hiland companies had previously amended the respective merger agreement between that Hiland company and affiliates of Harold Hamm on October 26, 2009 to extend the end date under the merger agreement from November 1 to November 6. Those amendments were to provide the boards of directors and conflicts committees of each of the Hiland companies additional time to consider the proposals made by Harold Hamm in letters delivered to the conflicts committees on October 26, 2009, to increase the consideration payable to common unitholders of the Partnership and Hiland Partners under the respective merger agreements.

On October 1, 2009, Hiland Partners entered into a financial swap agreement related to forecasted natural gas sales in 2010 whereby Hiland Partners receives a fixed price and pays a floating price based on NYMEX Henry Hub pricing for the relevant contract period as the underlying natural gas is sold. This swap agreement with BP Energy Company replaces a previous swap agreement Hiland Partners entered into with Bank of Oklahoma, N.A. on May 27, 2008. The terms of the new swap agreement are identical to the May 27, 2008 swap agreement.

Cautionary Statement About Forward-Looking Statements

This report on Form 10-Q includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include statements regarding our plans, goals, beliefs or current expectations. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “continue,” “estimate,” “forecast,” “may,” “will” or similar expressions help identify forward-looking statements. Although we believe such forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, no assurance can be given that every objective will be reached.

Our actual results may differ materially from any results projected, forecasted, estimated or expressed in forward-looking statements since many of the factors that determine these results are subject to uncertainties and risks, difficult to predict, and beyond management’s control. Such factors include:

•	with respect to the mergers: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreements or the failure of required conditions to close the mergers; (2) the outcome of any legal proceedings that have been or may be instituted against Hiland Partners and/or the Partnership and others; (3) the inability to obtain unitholder approval or the failure to satisfy other conditions to completion of the mergers, including the receipt of certain regulatory approvals; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the mergers; (5) the performance of Harold Hamm, his affiliates and the Hamm family trusts, (6) the amount of the costs, fees, expenses and related charges and (7) the ability of the Hiland companies to receive clearance of the supplement to the definitive joint proxy statement a sufficient amount of time prior to the reconvened special meeting date to permit distribution of the supplement;

•	the ability to comply with the certain covenants in our or Hiland Partners’ credit facilities and the ability to reach agreement with ours or Hiland Partners’ lenders in the event of a breach of such covenants;

•	the ability to pay distributions to our unitholders;

•	our expected receipt of distributions from Hiland Partners;

•	Hiland Partners’ cash flow is affected by the volatility of natural gas and NGL product prices, which could adversely affect Hiland Partners ability to make distributions to its unitholders, including us;

•	Hiland Partners’ continued ability to find and contract for new sources of natural gas supply;

•	the general economic conditions in the United States of America as well as the general economic conditions and currencies in foreign countries;

•	the amount of natural gas gathered on Hiland Partners’ gathering systems and the associated level of throughput in Hiland Partners’ natural gas processing and treating facilities given the recent reduction in drilling activity in its areas of operations;

•	the fees Hiland Partners charges and the margins realized for its services;

•	the prices and market demand for, and the relationship between, natural gas and NGLs;

•	energy prices generally;

•	the level of domestic crude oil and natural gas production;

•	the availability of imported crude oil and natural gas;

•	actions taken by foreign crude oil and natural gas producing nations;

•	the political and economic stability of petroleum producing nations;

•	the weather in Hiland Partners’ operating areas;

•	the extent of governmental regulation and taxation;

•	hazards or operating risks incidental to the gathering, treating and processing of natural gas and NGLs that may not be fully covered by insurance;

•	competition from other midstream companies;

•	loss of key personnel;

•	the availability and cost of capital and Hiland Partners’ ability to access certain capital sources;

•	margin call risk with counterparties on Hiland Partners’ derivative instruments;

•	changes in laws and regulations to which we and Hiland Partners are subject, including tax, environmental, transportation and employment regulations;

•	the costs and effects of legal and administrative proceedings;

•	the ability to successfully identify and consummate strategic acquisitions at purchase prices that are accretive to Hiland Partners’ financial results;

•	risks associated with the construction of new pipelines and treating and processing facilities or additions to Hiland Partners’ existing pipelines and facilities;

•	the completion of significant, unbudgeted expansion projects may require debt and/or equity financing which may not be available to Hiland Partners on acceptable terms, or at all; and

•	increases in interest rates could increase Hiland Partners’ borrowing costs, adversely impact its unit price and its ability to issue additional equity, which could have an adverse effect on Hiland Partners’ cash flows and its ability to fund its growth.

These factors are not necessarily all of the important factors that could cause our actual results to differ materially from those expressed in any of our forward-looking statements. Our future results will depend upon various other risks and uncertainties, including, but not limited to those described above. Other unknown or unpredictable factors also could have material adverse effects on our future results. You should not place undue reliance on any forward-looking statements.

All forward-looking statements attributable to us are qualified in their entirety by this cautionary statement. We undertake no duty to update our forward-looking statements to reflect the impact of events or circumstances after the date of the forward-looking statements.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Unless the context requires otherwise, references to “we”, “our,” “us,” “Hiland Holdings” or “the Partnership” are intended to mean the consolidated business and operations of Hiland Holdings GP, LP. References to “Hiland Partners” are intended to mean the consolidated business and operations of Hiland Partners, LP and its subsidiaries.

General Trends and Outlook

We expect Hiland Partners’ business to continue to be affected by the key trends described below. These expectations are based on assumptions made by us and information currently available to us. To the extent our underlying assumptions about or interpretations of available information prove to be incorrect, our expectations may vary materially from actual results. Please see “Forward-Looking Statements.”

U.S. Natural Gas Supply and Outlook.  Natural gas prices have declined significantly since the peak New York Mercantile Exchange (“NYMEX”) Henry Hub last day settle price of $13.11/MMBtu in July 2008 to the NYMEX Henry Hub last day settle price of $3.73 in October 2009, a 72% decline. NYMEX Henry Hub last day settle prices averaged $3.92 for the first ten months of 2009 compared to an average of $9.51 for the same periods in 2008, a decrease of $5.59, or 59%. According to data published by Baker Hughes Incorporated (“Baker Hughes”), U.S. natural gas drilling rig counts have declined by approximately 53% to 728 as of October 30, 2009, compared to 1,552 natural gas drilling rigs as of October 31, 2008, and have declined approximately 55% compared to the peak natural gas drilling rig count of 1,606 in September 2008. Natural gas storage levels have recently approached 3.7 Tcf (“trillion cubic feet”), which surpassed the November 2007 record working gas storage of 3.5 Tcf. We believe that current natural gas prices will continue to result in reduced natural gas-related drilling in our service territories until the economic environment in the United States improves and increases the demand for natural gas.

U.S. Crude Oil Supply and Outlook.  A weaker economic environment and the resulting drop in demand for crude oil products in 2009 compared to 2008 continues to impact the price for crude oil. West Texas Intermediate (WTI) crude oil pricing has declined from a peak of $134.62/bbl in July 2008 to a low of $33.87/Bbl in January 2009, a 75% decline, increasing to $71.55/Bbl in October 2009, a 47% decline from July 2008. West Texas Intermediate (WTI) crude oil prices averaged $54.52 for the first ten months of 2009 compared to an average of $113.25 for the same periods in 2008, a decrease of $58.73, or 52%. According to data published by Baker Hughes, U.S. crude oil drilling rig counts have declined by approximately 19% to 330 as of October 30, 2009, compared to 408 crude oil drilling rigs as of October 24, 2008, and have declined approximately 25% compared to the peak crude oil drilling rig count of 442 in November 2008. Baker Hughes also published that U.S. crude oil drilling rig counts have steadily increased from a low of 179 as of June 5, 2009 to 330 as of October 30, 2009, an increase of 84% from June 5, 2009. Crude oil prices have steadily increased from $33.87/Bbl in January 2009 to $71.55/Bbl in October 2009. In addition, the forward curve for WTI crude oil pricing has recently improved.

U.S. NGL Supply and Outlook.  A weaker economic environment and the resulting drop in demand for NGL products in 2009 compared to 2008 has impacted the price for NGLs. Conway NGL prices have dropped dramatically since the peak Conway NGL basket pricing of $1.97/gallon in June 2008 to a low of $0.61/gallon in December 2008, a 69% decline, increasing to $1.12/gallon in October 2009, a 43% decline from June 2008. Conway NGL basket pricing has historically correlated to WTI crude oil pricing. In addition, the forward curve for Conway NGL basket pricing and WTI crude oil pricing has recently improved.

A number of the areas in which Hiland Partners operates are experiencing a significant decline in drilling activity as a result of the recent decline in natural gas and crude oil prices. Along Hiland Partners’ systems, excluding its North Dakota Bakken gathering system, which commenced operations in April 2009, Hiland Partners connected 26 wells during the first nine months of 2009 as compared to 83 wells connected during the same period in 2008, a 69% decrease. At the North Dakota Bakken gathering system, Hiland Partners connected 41 wells during the nine months ended September 30, 2009. As of October 23, 2009, there are two rigs drilling along Hiland Partners’ dedicated acreage company wide. While we anticipate continued exploration and production activities in the areas in which Hiland Partners operates, albeit at depressed levels, fluctuations in energy prices can greatly affect production rates and investments by third parties in the development of natural gas and crude oil reserves. Drilling activity generally decreases as natural gas and crude oil prices decrease. Hiland Partners has no control over the level of drilling activity in the areas of its operations.

Disruption to functioning of capital markets

Multiple events during 2008 and 2009 involving numerous financial institutions have effectively restricted current liquidity within the capital markets throughout the United States and around the world. Despite efforts by treasury and banking regulators in the United States, Europe and other nations around the world to provide liquidity to the financial sector, capital markets currently remain constrained, particularly for non-investment grade midstream companies like Hiland. We expect that ours and Hiland Partners’ ability to raise debt and equity at prices that are similar to offerings in recent years to be limited over the next three to six months and possibly longer should capital markets remain constrained.

Overview of Hiland Holdings

We are a Delaware limited partnership formed in May 2006 to own Hiland Partners GP, LLC, the general partner of Hiland Partners, and certain other common and subordinated units in Hiland Partners. We reflect our ownership interest in Hiland Partners on a consolidated basis, which means that our financial results are combined with Hiland Partners’ financial results. The noncontrolling partners’ interest in income (loss) of Hiland Partners is reflected as an equity amount of consolidated net income (loss) attributable to the noncontrolling partners’ interest on our consolidated statements of operations and the ownership interests of the noncontrolling partners’ interest in Hiland Partners is presented within the equity section of our consolidated balance sheets. Hiland Partners GP, LLC’s results of operations principally reflect the results of operations of Hiland Partners and are adjusted for noncontrolling partners’ interests in Hiland Partners’ net income (loss).

Our cash generating assets consist of our direct or indirect ownership interests in Hiland Partners. Hiland Partners is principally engaged in purchasing, gathering, compressing, dehydrating, treating, processing and marketing of natural gas, fractionating and marketing of NGLs and providing air compression and water injection services for oil and gas secondary recovery operations. Our aggregate ownership interests in Hiland Partners consist of the following:

•	the 2% general partner interest in Hiland Partners;

•	100% of the incentive distribution rights in Hiland Partners; and

•	2,321,471 common units and 3,060,000 subordinated units of Hiland Partners, representing a 57.5% limited partner interest in Hiland Partners.

Hiland Partners is required by its partnership agreement to distribute all of its cash on hand at the end of each quarter, after establishing reserves to provide for the proper conduct of its business or to provide funds for future distributions. If commodity and inlet natural gas volumes do not improve above the current forward prices and expected inlet natural gas volumes for the fourth quarter of 2009, Hiland Partners could be in violation of the maximum consolidated funded debt to EBITDA covenant ratio as early as December 31, 2009, unless this ratio is amended, Hiland Partners receives an infusion of equity capital, Hiland Partners’ debt is restructured or Hiland Partners is able to monetize “in-the-money” hedge positions. Management is continuing discussions with certain lenders under the credit facility as to ways to address a potential covenant violation. While no potential solution has been agreed to, Hiland Partners expects that any solution will require the assessment of fees and increased rates, the infusion of additional equity capital or the incurrence of subordinated indebtedness by Hiland Partners and the suspension of distributions for a certain period of time. There can be no assurance that any such agreement will be reached with the lenders, , that any required equity or debt financing will be available to Hiland Partners, or that Hiland Partners will have sufficient “in-the-money” hedges to monetize to address the maximum consolidated funded debt to EBITDA covenant ratio.

Cash Distributions.  Hiland Partners has suspended quarterly cash distributions on its common and subordinated units beginning with the first quarter distribution of 2009 due to the impact of lower commodity prices and reduced drilling activity on Hiland Partners’ current and projected throughput volumes, midstream segment margins and cash flows combined with future required levels of capital expenditures and the outstanding indebtedness under Hiland Partners’ senior secured revolving credit facility. Under the terms of the Hiland Partners partnership agreement, the Hiland Partners common units carry an arrearage of $1.35 per unit, representing the minimum quarterly distribution to the Hiland Partners common units for the first three quarters of 2009 that must be paid before Hiland Partners can make distributions to the Hiland Partners subordinated units. We own 3,060,000 of the Hiland Partners subordinated units which will not receive a cash distribution until the distribution arrearage to the Hiland Partners common units is paid. The following table presents Hiland Partners’ distributions paid to us on November 14, 2008 for the three and nine months ended September 30, 2008.

	Three Months	Nine Months
	Ended	Ended
	September 30,	September 30,
Hiland Partner’s Distributions	2008	2008

Common units	$2,003	$4,115
Subordinated units	2,639	9,258
Ownership interest in Hiland Partners’ general partner	208	584
General partners’ incentive distribution rights	2,107	5,388

	$6,957	$19,345

Because we own Hiland Partners GP, LLC, the distributions to us include the distributions made to Hiland Partners GP, LLC.

Overview of Hiland Partners

Hiland Partners is engaged in purchasing, gathering, compressing, dehydrating, treating, processing and marketing of natural gas, fractionating and marketing of NGLs, and providing air compression and water injection services for oil and gas secondary recovery operations. Hiland Partners’ operations are primarily located in the Mid-Continent and Rocky Mountain regions of the United States.

Hiland Partners manages its business and analyzes and reports its results of operations on a segment basis. Hiland Partners’ operations are divided into two business segments:

•	Midstream Segment, which is engaged in purchasing, gathering, compressing, dehydrating, treating, processing and marketing of natural gas and the fractionating and marketing of NGLs. The midstream segment generated 95.1% and 96.4% of total segment margin for the three months ended September 30, 2009 and 2008, respectively and 94.7% and 95.7% of total segment margin for the nine months ended September 30, 2009 and 2008, respectively.

•	Compression Segment, which is engaged in providing air compression and water injection services for oil and gas secondary recovery operations that are ongoing in North Dakota. The compression segment generated 4.9% and 3.6% of total segment margin for the three months ended September 30, 2009 and 2008, respectively and 5.3% and 4.3% of total segment margin for the nine months ended September 30, 2009 and 2008, respectively.

Hiland Partners’ midstream assets currently consist of 15 natural gas gathering systems with approximately 2,160 miles of gas gathering pipelines, six natural gas processing plants, seven natural gas treating facilities and three NGL fractionation facilities. Hiland Partners’ compression assets consist of two air compression facilities and a water injection plant.

Hiland Partners’ results of operations are determined primarily by five interrelated variables: (1) the volume of natural gas gathered through its pipelines; (2) the volume of natural gas processed; (3) the volume of NGLs fractionated; (4) the levels and relationship of natural gas and NGL prices; and (5) Hiland Partners’ current contract portfolio. Because Hiland Partners’ profitability is a function of the difference between the revenues it receives from its operations, including revenues from the products it sells, and the costs associated with conducting its operations, including the costs of products it purchases, increases or decreases in Hiland Partners’ revenues alone are not necessarily indicative of increases or decreases in its profitability. To a large extent, Hiland Partners’ contract portfolio, the pricing environment for natural gas and NGLs and the price of NGLs relative to natural gas prices will dictate increases or decreases in its profitability. Hiland Partners’ profitability is also dependent upon prices and market demand for natural gas and NGLs, which fluctuate with changes in market and economic conditions and other factors.

Recent Events

Merger Agreements.  On November 3, 2009, the Partnership amended its merger agreement with affiliates of Harold Hamm, pursuant to which Mr. Hamm’s affiliates had agreed to acquire all of the outstanding common units of the Partnership (other than certain restricted common units owned by officers and employees) not owned by Mr. Hamm, his affiliates or the Hamm family trusts. The amendment increased the consideration payable to common unitholders of the Partnership from $2.40 to $3.20 per common unit and extended the end date under the merger agreement to December 11, 2009. On the same day, Hiland Partners amended its merger agreement with affiliates of Harold Hamm, pursuant to which Mr. Hamm’s affiliates had agreed to acquire all of the outstanding common units of Hiland Partners (other than certain restricted common units owned by officers and employees) not owned by the Partnership. The amendment increased the consideration payable to common unitholders of Hiland Partners from $7.75 to $10.00 per common unit and extended the end date under the merger agreement to December 11, 2009.

Each of the Hiland companies had previously amended the respective merger agreement between that Hiland company and affiliates of Harold Hamm on October 26, 2009 to extend the end date under the merger agreement from November 1 to November 6. Those amendments were to provide the boards of directors and conflicts committees of each of the Hiland companies additional time to consider the proposals made by Harold Hamm in letters delivered to the conflicts committees on October 26, 2009, to increase the consideration payable to common unitholders of the Partnership and Hiland Partners under the respective merger agreements.

Term Promissory Note.  On November 3, 2009, we entered into a $1.5 million term promissory note agreement with Harold Hamm, Chairman of our general partner and, together with affiliates of Mr. Hamm, majority owner of the Partnership. The note agreement matures on December 31, 2009, at which time all outstanding amounts thereunder become due and payable. The note agreement is secured by all of our ownership interests in Hiland Partners and its general partner, other than the 2% general partner interest and the incentive distribution rights, but is subordinate in security to the first amended and restated senior secured credit agreement. Indebtedness under the note agreement bears interest at the prime rate plus 1% per annum, but in no event less than 5% per annum.

Hedging Transactions.  On October 1, 2009, Hiland Partners entered into a financial swap agreement related to forecasted natural gas sales in 2010 whereby Hiland Partners receives a fixed price and pays a floating price based on NYMEX Henry Hub pricing for the relevant contract period as the underlying natural gas is sold. This swap agreement with BP Energy Company replaces a previous swap agreement Hiland Partners entered into with Bank of Oklahoma, N.A. on May 27, 2008. The terms of the new swap agreement are identical to the May 27, 2008 swap agreement.

SEC Filings.  The Partnership and Hiland Partners intend to file with the SEC a supplement to the definitive joint proxy statement on Schedule 14A, which, upon clearance by the SEC, the Hiland companies intend to mail to all holders of record of the Hiland companies as of September 9, 2009, the record date for the special meetings.

Concurrently with the filing of the supplement to the joint proxy statement, (i) the Partnership, our general partner, Hiland Partners and its general partner, HH GP Holding, LLC, an affiliate of Harold Hamm, HLND MergerCo, LLC, a wholly-owned subsidiary of HH GP Holding, LLC, Harold Hamm, Chairman of the Hiland Companies, Joseph L. Griffin, Chief Executive Officer and President of the Hiland Companies, and Matthew S. Harrison, Chief Financial Officer, Vice President — Finance and Secretary of the Hiland

Companies will file Amendment No. 7 to their Transaction Statement on Schedule 13E-3 with the SEC and (ii) the Partnership, our general partner, HH GP Holding, LLC, HPGP MergerCo, LLC, Continental Gas Holdings, Inc. (an affiliate of Mr. Hamm) and Messrs. Hamm, Griffin and Harrison will file Amendment No. 7 to their Transaction Statement on Schedule 13E-3 with the SEC.

The definitive joint proxy statement on Schedule 14A was filed with the SEC on September 11, 2009 and first mailed to unitholders on or around September 16, 2009.

Distributions.  We and Hiland Partners have suspended quarterly cash distributions on common and subordinated units beginning with the first quarter distribution of 2009 due to the impact of lower commodity prices and reduced drilling activity on Hiland Partners current and projected throughput volumes, midstream segment margins and cash flows combined with future required levels of capital expenditures and the outstanding indebtedness under ours and Hiland Partners’ senior secured revolving credit facilities. Under the terms of Hiland Partners’ partnership agreement, Hiland Partners’ common units will carry an arrearage of $1.35 per unit, representing the minimum quarterly distribution to its common units for the first three quarters of 2009 that must be paid before Hiland Partners’ can make distributions to the subordinated units.

Credit Facility.  Pursuant to the terms of our existing credit agreement, we elected to reduce the commitment level on the credit facility from $10.0 million to $3.0 million on August 7, 2009. Concurrently with the reduction of the commitment level to $3.0 million, the existing lenders under the credit facility assigned their interests in the facility to a new lender and we entered into a first amended and restated senior secured credit agreement with The Security National Bank of Enid. The credit facility is secured by all of our ownership interests in Hiland Partners and its general partner, other than the 2% general partner interest and the incentive distribution rights. The credit facility will mature on December 31, 2009, at which time the $3.0 million outstanding amount thereunder becomes due and payable.

Historical Results of Operations

Our historical results of operations for the periods presented may not be comparable, either from period to period or going forward primarily due to significantly decreased natural gas and NGL sales prices, volumes at the North Dakota Bakken gathering system, which commenced operations in April 2009, and increased volumes and operating expenses at the Woodford Shale and Badlands gathering systems.

Our Results of Operations

The following table presents a reconciliation of the non-GAAP financial measure of total segment margin (which consists of the sum of midstream segment margin and compression segment margin) to operating income on a historical basis for each of the periods indicated. We view total segment margin, a non-GAAP financial measure, as an important performance measure of the core profitability of our operations because it is directly related to our volumes and commodity price changes. We review total segment margin monthly for consistency and trend analysis. We define midstream segment margin as midstream revenue less midstream purchases. Midstream revenue includes revenue from the sale of natural gas, NGLs and NGL products resulting from Hiland Partners’ gathering, treating, processing and fractionation activities and fixed fees associated with the gathering of natural gas and the transportation and disposal of saltwater. Midstream purchases include the cost of natural gas, condensate and NGLs purchased by Hiland Partners from third parties, the cost of natural gas, condensate and NGLs purchased by Hiland Partners from affiliates, and the cost of crude oil purchased by Hiland Partners from third parties. We define compression segment margin as the revenue derived from Hiland Partners’ compression segment. Total segment margin may not be comparable to similarly titled measures of other companies as other companies may not calculate total segment margin in the same manner.

The results of our operations discussed below principally reflect the activities of Hiland Partners. Because our consolidated financial statements include the results of Hiland Partners, our financial statements are substantially similar to the financial statements of Hiland Partners. However, the noncontrolling partners’ interest in income (loss) of Hiland Partners is reflected as an equity amount of consolidated net income (loss) attributable to the noncontrolling limited partners’ interest on our consolidated statements of operations and the ownership interests of the noncontrolling partners’ interest in Hiland Partners is presented within the equity section of our consolidated balance sheets. The noncontrolling partners’ interest in Hiland Partners is not reflected on Hiland Partners’ consolidated financial statements.

Set forth in the tables below are certain financial and operating data for the periods indicated.

	Three Months Ended September 30,
	2009	2008
	(In thousands)

Total Segment Margin Data:
Midstream revenues	$53,641	$114,548
Midstream purchases	30,266	81,895

Midstream segment margin	23,375	32,653
Compression revenues(1)	1,205	1,205

Total segment margin(2)	$24,580	$33,858

Summary of Operations Data:
Midstream revenues	$53,641	$114,548
Compression revenues	1,205	1,205

Total revenues	54,846	115,753
Midstream purchases (exclusive of items shown separately below)	30,266	81,895
Operations and maintenance	7,736	7,881
Depreciation, amortization and accretion	10,758	9,842
Property impairments	20,500	—
Bad debt	—	(7,799)
General and administrative	3,217	2,597

Total operating costs and expenses	72,477	94,416

Operating (loss) income	(17,631)	21,337
Other income (expense), net	(2,900)	(3,349)

Net (loss) income	(20,531)	17,988
Less: Noncontrolling partners’ interest in income of Hiland Partners	(8,152)	6,800
Limited partners’ interest in net (loss) income	$(12,379)	$11,188

Hiland Partners Operating Data:
Inlet natural gas (Mcf/d)	257,950	261,345
Natural gas sales (MMBtu/d)	86,979	95,889
NGL sales (Bbls/d)	7,115	6,036

	Nine Months Ended September 30,
	2009	2008
	(In thousands)

Total Segment Margin Data:
Midstream revenues	$153,658	$319,058
Midstream purchases	88,481	238,586

Midstream segment margin	65,177	80,472
Compression revenues(1)	3,615	3,615

Total segment margin(2)	$68,792	$84,087

Summary of Operations Data:
Midstream revenues	$153,658	$319,058
Compression revenues	3,615	3,615

Total revenues	157,273	322,673
Midstream purchases (exclusive of items shown separately below)	88,481	238,586
Operations and maintenance	23,216	22,201
Depreciation, amortization and accretion	31,841	28,513
Property impairments	21,450	—
Bad debt	—	304
General and administrative	11,649	7,615

Total operating costs and expenses	176,637	297,219

Operating (loss) income	(19,364)	25,454
Other income (expense), net	(8,211)	(10,132)

Net (loss) income	(27,575)	15,322
Less: Noncontrolling partners’ interest in (loss) income of Hiland Partners	(9,762)	4,402

Limited partners’ interest in net (loss) income	$(17,813)	$10,920

Hiland Partners Operating Data:
Inlet natural gas (MCF/d)	268,937	245,098
Natural gas sales (MMBTU/d)	88,703	89,615
NGL sales (Bbls/d)	7,141	5,763

(1)	Compression revenues and compression segment margin are the same. There are no compression purchases associated with the compression segment.

(2)	Reconciliation of total segment margin to operating income:

	Three Months Ended September 30,
	2009	2008
	(In thousands)

Reconciliation of Total Segment Margin to Operating Loss
Operating income	$(17,631)	$21,337
Add:
Operations and maintenance expenses	7,736	7,881
Depreciation, amortization and accretion	10,758	9,842
Property impairments	20,500	—
Bad debt	—	(7,799)
General and administrative	3,217	2,597

Total segment margin	$24,580	$33,858

	Nine Months Ended September 30,
	2009	2008
	(In thousands)

Reconciliation of Total Segment Margin to Operating (loss) Income
Operating income	$(19,364)	$25,454
Add:
Operations and maintenance expenses	23,216	22,201
Depreciation, amortization and accretion	31,841	28,513
Property impairments	21,450	—
Bad debt	—	304
General and administrative	11,649	7,615

Total segment margin	$68,792	$84,087

Three Months Ended September 30, 2009 Compared with Three Months Ended September 30, 2008

Revenues.  Total revenues (midstream and compression) were $54.8 million for the three months ended September 30, 2009 compared to $115.8 million for the three months ended September 30, 2008, a decrease of $60.9 million, or (52.6%). This $60.9 million decrease was primarily due to significantly lower average realized natural gas and NGL sales prices for all of our gathering systems combined with decreased natural gas and NGL sales volumes in all but three of our gathering systems. As a result of significant reduced drilling activity in 2009 at our mid-continent areas of operations, natural gas sales volumes decreased by 3,906 MMBtu/d (MMBtu per day), or (17.4%) at the Eagle Chief gathering system, 4,654 MMBtu/d, or (29.3%) at the Matli gathering system and 5,113 MMBtu/d, or (23.1%) at the Woodford Shale gathering systems for the three months ended September 30, 2009 compared to the same period in 2008. Additionally, NGL sales volumes decreased by 72 Bbls/d (Bbls per day), or (7.2%) at the Eagle Chief gathering system and 136 Bbls/d, or (39.4%) at the Matli gathering system for the three months ended September 30, 2009 compared to the same period in 2008. The North Dakota Bakken gathering system, which commenced operations in April 2009, contributed natural gas sales volumes of 4,005 MMBtu/d and NGL sales volumes of 370 Bbls/d during the three months ended September 30, 2009. Natural gas sales volumes increased by 429 MMBtu/d, or 4.2% at the Montana Bakken gathering system and NGL sales volumes increased by 277 Bbls/d, or 25.8% at the Badlands gathering systems for the three months ended September 30, 2009 compared to the same period in 2008. Revenues from compression assets were the same for both periods.

Midstream revenues were $53.6 million for the three months ended September 30, 2009 compared to $114.5 million for the three months ended September 30, 2008, a decrease of $60.9 million, or (53.2%). Of this $60.9 million decrease in midstream revenues, approximately $61.2 million was attributable to significantly lower average realized natural gas and NGL sales prices for all of our gathering systems, approximately $6.7 million was attributable to revenues from overall decreases in natural gas sales volumes, offset by approximately $7.0 million attributable to revenues from increased NGL sales volumes for the three months ended September 30, 2009 as compared to the same period in 2008. The North Dakota Bakken gathering system, which commenced operations in April 2009, contributed $2.2 million in midstream revenues for the three months ended September 30, 2009.

Inlet natural gas was 257,950 Mcf/d (Mcf per day) for the three months ended September 30, 2009 compared to 261,345 Mcf/d for the three months ended September 30, 2008, a decrease of 3,395 Mcf/d, or (1.3%). This decrease is primarily attributable to mid-continent volume declines totaling 13,378 Mcf/d, or (17.9%) at the Eagle Chief, Matli and Woodford Shale gathering systems offset by volumes of 4,194 Mcf/d at the North Dakota Bakken gathering system, which commenced operations in April 2009, and volume increases totaling 5,930 Mcf/d, or 3.7% at the Badlands and Kinta Area gathering systems.

Natural gas sales volumes were 86,979 MMBtu/d for the three months ended September 30, 2009 compared to 95,889 MMBtu/d for the three months ended September 30, 2008, a decrease of 8,910 MMBtu/d,

or (9.3%). This 8,910 MMBtu/d decrease in natural gas sales volumes was attributable to decreased mid-continent natural gas sales volumes of 13,673 MMBtu/d, or (22.6%) at the Eagle Chief, Matli and Woodford Shale gathering systems, offset by natural gas sales volumes of 4,005 MMBtu/d at the North Dakota Bakken gathering system, which commenced operations in April 2009, and increased natural gas sales volumes totaling 1,108 MMBtu/d, or 3.7% at our Bakken and Kinta Area gathering systems.

NGL sales volumes were 7,115 Bbls/d for the three months ended September 30, 2009 compared to 6,036 Bbls/d for the three months ended September 30, 2008, an increase of 1,079 Bbls/d, or 17.9%. This 1,079 Bbls/d increase in NGL sales volumes is primarily attributable to increased NGL sales volumes totaling 984 Bbls/d, or 43.6% at the Woodford Shale and Badlands gathering systems and NGL sales volumes of 370 Bbls/d at the North Dakota Bakken gathering system, which commenced operations in April 2009, offset by reduced NGL sales volumes totaling 266 Bbls/d, or (7.4%) at our Bakken, Eagle Chief and Matli gathering systems.

Average realized natural gas sales prices were $3.25 per MMBtu for the three months ended September 30, 2009 compared to $7.57 per MMBtu for the three months ended September 30, 2008, a decrease of $4.32 per MMBtu, or (57.1%). Average realized NGL sales prices were $0.76 per gallon for the three months ended September 30, 2009 compared to $1.55 per gallon for the three months ended September 30, 2008, a decrease of $0.79 per gallon or (51.0%). The decrease in our average realized natural gas and NGL sales prices was primarily a result of significantly lower index prices for natural gas and posted prices for NGLs during the three months ended September 30, 2009 compared to the three months ended September 30, 2008.

Net cash received from our counterparty on cash flow swap contracts for natural gas sales and natural gas purchase derivative transactions that closed during the three months ended September 30, 2009 totaled $2.5 million compared to $1.1 million for the three months ended September 30, 2008. The $2.5 million gain for the three months ended September 30, 2009 increased averaged realized natural gas prices to $3.25 per MMBtu from $2.94 per MMBtu, an increase of $0.31 per MMBtu, or 10.5%. The $1.1 million net gain for the three months ended September 30, 2008 increased averaged realized natural gas prices to $7.57 per MMBtu from $7.44 per MMBtu, an increase of $0.13 per MMBtu, or 1.7%. We had no cash flow swap contracts for NGLs during the three months ended September 30, 2009. Cash paid to our counterparty on cash flow swap contracts for NGL derivative transactions that closed during the three months ended September 30, 2008 totaled $2.5 million. The $2.5 million loss for the three months ended September 30, 2008 reduced averaged realized NGL prices to $1.55 per gallon from $1.65 per gallon, a decrease of $0.10 per gallon, or (6.1%).

Compression revenues were $1.2 million for the each of the three months ended September 30, 2009 and 2008.

Midstream Purchases.  Midstream purchases were $30.3 million for the three months ended September 30, 2009 compared to $81.9 million for the three months ended September 30, 2008, a decrease of $51.6 million, or (63.0%). This $51.6 million decrease is primarily due to significantly reduced natural gas and NGL purchase prices, resulting in decreased midstream purchases for all of our gathering systems compared to the same period in 2008, offset by $1.2 million of midstream purchases at the North Dakota Bakken gathering system, which commenced operations in April 2009.

Midstream Segment Margin.  Midstream segment margin was $23.4 million for the three months ended September 30, 2009 compared to $32.7 million for the three months ended September 30, 2008, a decrease of $9.3 million, or (28.4%). The decrease is primarily due to unfavorable gross processing spreads, significantly lower average realized natural gas and NGL prices, an overall decrease in natural gas sales volumes, offset by an overall increase in NGL sales volumes. As a percent of midstream revenues, midstream segment margin was 43.6% for the three months ended September 30, 2009 compared to 28.5% for the three months ended September 30, 2008, an increase of 15.1%. This increase is attributable to (i) the positive impact of fixed fee arrangement contracts which are not affected by realized natural gas and NGL selling prices, (ii) improvements in third party processing arrangements at the Woodford Shale gathering system, (iii) increased volumes under favorable percentage-of-proceeds contracts at the North Dakota Bakken and Badlands gathering systems and (iv) gains on closed/settled derivative transactions and unrealized non-cash gains on open derivative transactions for the three months ended September 30, 2009 totaling $2.2 million compared to net losses of $1.4 million on closed/settled derivative transactions and unrealized non-cash losses on open derivative transactions for the three months ended September 30, 2008, offset by an unrealized non-cash gain of $5.6 million related to a non-qualifying mark-to-market cash flow hedge for forecasted sales in 2010.

Operations and Maintenance.  Operations and maintenance expense totaled $7.7 million for the three months ended September 30, 2009 compared with $7.9 million for the three months ended September 30, 2008, a net decrease of $0.1 million, or (1.8%). The net decrease in operations and maintenance of $0.2 million compared to the same period in 2008 includes decreases totaling $0.8 million attributable to all gathering systems with the exception of insignificant increases in the Montana Bakken and Badlands gathering systems and a decrease of $0.1 million related to compression operations, offset by $0.5 million attributable to the North Dakota Bakken gathering system, which commenced operations in April 2009.

Depreciation, Amortization and Accretion.  Depreciation, amortization and accretion expense totaled $10.8 million for the three months ended September 30, 2009 compared with $9.8 million for the three months ended September 30, 2008, an increase of $0.9 million, or 9.3%. This $0.9 million increase was primarily attributable to depreciation of $0.3 million on the North Dakota Bakken gathering system, which commenced operations in April 2009, increased depreciation of $0.3 million on the Kinta Area gathering system and increases of $0.1 million each on the Badlands and Woodford Shale and gathering systems.

Property Impairments.  As a result of recent volume declines and projected future volume declines at Hiland Partners’ Kinta Area gathering system located in southeastern Oklahoma, Hiland Partners recognized impairment charges of $20,500 in September 2009. Hiland Partners had no property impairments during the three months ended September 30, 2008.

Bad Debt.  Neither we nor Hiland Partners had bad debt expense for the three months ended September 30, 2009. For the three months ended September 30, 2008, Hiland Partners recorded a reversal of an uncollectible trade accounts receivable of $7.8 million related to a receivable from a significant customer in which Hiland Partners had previously reserved an allowance for uncollectible accounts of $8.1 million during the second quarter of 2008. Accordingly, we decreased our reserve for doubtful accounts to $0.3 million.

General and Administrative.  General and administrative expense totaled $3.2 million for the three months ended September 30, 2009 compared with $2.6 million for the three months ended September 30, 2008, a net increase of $0.6 million, or 23.9%. General and administrative expenses of a recurring nature decreased by $0.5 million compared to the same period in 2008, but were offset by $1.1 million of expenses attributable to the going private proposals incurred in the three months ended September 30, 2009.

Other Income (Expense).  Other income (expense) totaled $(2.9) million for the three months ended September 30, 2009 compared with $(3.3) million for the three months ended September 30, 2008, a decrease in expense of $0.5 million, or (13.4%). The decrease is primarily attributable lower interest rates incurred on Hiland Partners’ credit facility during the three months ended September 30, 2009 compared to interest rates incurred during the three months ended September 30, 2008, offset by interest expense of $0.5 million related to Hiland Partners’ interest rate swap during the three months ended September 30, 2009 which did not exist in 2008.

Noncontrolling Partners’ Interest in Income of Hiland Partners.  The noncontrolling partners’ interest in income of Hiland Partners, which represents the allocation of Hiland Partners earnings to its limited partner interests not owned by us, was a loss of $(8.2) million for the three months ended September 30, 2009 compared to earnings of $6.8 million for the three months ended September 30, 2008, a decrease in earnings attributable to noncontrolling partners of $15.0 million.

Nine Months Ended September 30, 2009 Compared with Nine Months Ended September 30, 2008

Revenues.  Total revenues (midstream and compression) were $157.3 million for the nine months ended September 30, 2009 compared to $322.7 million for the nine months ended September 30, 2008, a decrease of $165.4 million, or (51.3%). This $165.4 million decrease was primarily due to significantly lower average realized natural gas and NGL sales prices for all of our gathering systems combined with decreased natural gas and NGL sales volumes in all but three of our gathering systems. As a result of significant reduced drilling activity in 2009 at our mid-continent areas of operations, natural gas sales volumes decreased by 4,046 MMBtu/d, or (17.5%) at the Eagle Chief gathering system and 1,954 MMBtu/d, or (13.5%) at the Matli gathering system for the nine months ended September 30, 2009 compared to the same period in 2008. NGL sales volumes decreased by 100 Bbls/d, or (9.9%) at the Eagle Chief gathering system for the nine months ended September 30, 2009 compared to the same period in 2008. Conversely, due to a 36.5% increase in inlet Mcf/d at the Woodford Shale gathering system for the nine months ended September 30, 2009, natural gas sales volumes increased by 3,011 MMBtu/d, or 18.1% and NGL sales volumes increased by 917 Bbls/d, or 80.5% compared to the same period in 2008. Due to a 44.4% increase in inlet Mcf/d at the Badlands gathering system for the nine months ended September 30, 2009, NGL sales volumes increased by 451 Bbls/d, a 50.4% increase compared to the same period in 2008. The North Dakota Bakken gathering system, which commenced operations in April 2009, contributed natural gas sales volumes of 1,791 MMBtu/d and NGL sales volumes of 193 Bbls/d during the nine months ended September 30, 2009. Revenues from compression assets were the same for both periods.

Midstream revenues were $153.7 million for the nine months ended September 30, 2009 compared to $319.1 million for the nine months ended September 30, 2008, a decrease of $165.4 million, or (51.8%). Of this $165.4 million net decrease in midstream revenues, approximately $188.1 million was attributable to significantly lower average realized natural gas and NGL sales prices for all of our gathering systems, approximately $2.0 million attributable to revenues from overall decreases in natural gas sales volumes, offset by approximately $24.7 million attributable to increases in NGL sales volumes for the nine months ended September 30, 2009 as compared to the same period in 2008. The North Dakota Bakken gathering system, which commenced operations in April 2009, contributed $3.2 million in midstream revenues for the three months ended September 30, 2009.

Inlet natural gas was 268,937 Mcf/d for the nine months ended September 30, 2009 compared to 245,098 Mcf/d for the nine months ended September 30, 2008, an increase of 23,839 Mcf/d, or 9.7%. This increase is primarily attributable to volume growth totaling 28,544 Mcf/d, or 16.2% at the Kinta Area, Badlands and Woodford Shale gathering systems, volumes of 2,137 Mcf/d at the North Dakota Bakken gathering system, which commenced operations in April 2009, primarily offset by volume declines totaling 6,530 Mcf/d, or (15.8%) at the Eagle Chief and Matli gathering systems.

Natural gas sales volumes were 88,703 MMBtu/d for the nine months ended September 30, 2009 compared to 89,615 MMBtu/d for the nine months ended September 30, 2008, a net decrease of 912 MMBtu/d, or (1.0%). This 912 MMBtu/d net increase in natural gas sales volumes was attributable to decreased natural gas sales volumes totaling 6,000 MMBtu/d, or (15.9%) at the Eagle Chief and Matli gathering systems, offset by natural gas sales volumes of 1,791 MMBtu/d at the North Dakota Bakken gathering system, which commenced operations in April 2009, and increased natural gas sales volumes totaling 3,402 MMBtu/d, or 13.2% at the Woodford Shale and Kinta Area gathering systems.

NGL sales volumes were 7,141 Bbls/d for the nine months ended September 30, 2009 compared to 5,763 Bbls/d for the nine months ended September 30, 2008, a net increase of 1,378 Bbls/d, or 23.9%. This 1,378 Bbls/d net increase in NGL sales volumes is primarily attributable to increased NGL sales volumes totaling 1,368 Bbls/d, or 67.3% at our Woodford Shale and Badlands gathering systems, NGL sales volumes of 193 Bbls/d at the North Dakota Bakken gathering system, which commenced operations in April 2009, offset by reduced NGL sales volumes totaling 177 Bbls/d, or (5.4%) at our Eagle Chief and Montana Bakken gathering systems.

Average realized natural gas sales prices were $3.32 per MMBtu for the nine months ended September 30, 2009 compared to $8.00 per MMBtu for the nine months ended September 30, 2008, a decrease of $4.68 per MMBtu, or (58.5%). Average realized NGL sales prices were $0.67 per gallon for the nine months ended September 30, 2009 compared to $1.53 per gallon for the nine months ended September 30, 2008, a decrease of $0.86 per gallon or (56.2%). The decrease in our average realized natural gas and NGL sales prices was primarily a result of significantly lower index prices for natural gas and posted prices for NGLs during the nine months ended September 30, 2009 compared to the nine months ended September 30, 2008.

Net cash received from our counterparty on cash flow swap contracts for natural gas sales and natural gas purchase derivative transactions that closed during the nine months ended September 30, 2009 totaled $7.3 million compared to $1.4 million for the nine months ended September 30, 2008. The $7.3 million gain for the nine months ended September 30, 2009 increased averaged realized natural gas prices to $3.32 per MMBtu from $3.02 per MMBtu, an increase of $0.30 per MMBtu, or 9.9%. The $1.4 million net gain for the nine months ended September 30, 2008 increased averaged realized natural gas prices to $8.00 per MMBtu from $7.95 per MMBtu, an increase of $0.05 per MMBtu, or 0.6%. We had no cash flow swap contracts for NGLs during the nine months ended September 30, 2009. Cash paid to our counterparty on cash flow swap contracts for NGL derivative transactions that closed during the nine months ended September 30, 2008 totaled $7.9 million. The $7.9 million loss for the nine months ended September 30, 2008 reduced averaged realized NGL prices to $1.53 per gallon from $1.64 per MMBtu, a decrease of $0.11 per gallon, or (6.7%).

Compression revenues were $3.6 million for the each of the nine months ended September 30, 2009 and 2008.

Midstream Purchases.  Midstream purchases were $88.5 million for the nine months ended September 30, 2009 compared to $238.6 million for the nine months ended September 30, 2008, a decrease of $150.1 million, or (62.9%). This $150.1 million decrease is primarily due to significantly reduced natural gas and NGL purchase prices, resulting in decreased midstream purchases for all of our gathering systems compared to the same period in 2008, with the exception of $1.7 million of midstream purchases at the North Dakota Bakken gathering system, which commenced operations in April 2009.

Midstream Segment Margin.  Midstream segment margin was $65.2 million for the nine months ended September 30, 2009 compared to $80.5 million for the nine months ended September 30, 2008, a decrease of $15.3 million, or (19.0%). The decrease is primarily due to unfavorable gross processing spreads and significantly lower average realized natural gas and NGL prices, an overall decrease in natural gas sales volumes, offset by an overall increase in NGL sales volumes, and additionally offset by approximately $2.3 million of foregone margin as a result of the nitrogen rejection plant at the Badlands gathering system being taken out of service due to equipment failure during the three months ended March 31, 2008. As a percent of midstream revenues, midstream segment margin was 42.4% for the nine months ended September 30, 2009 compared to 25.2% for the nine months ended September 30, 2008, an increase of 17.2%. This increase is attributable to (i) the positive impact of fixed fee arrangement contracts which are not affected by realized natural gas and NGL selling prices, (ii) improvements in third party processing arrangements at the Woodford Shale gathering system, (iii) increased volumes under favorable percentage-of-proceeds contracts at the North Dakota Bakken and Badlands gathering systems and (iv) gains on closed/settled derivative transactions and unrealized non-cash gains on open derivative transactions for the nine months ended September 30, 2009 totaling $7.1 million compared to net losses of $6.4 million on closed/settled derivative transactions and unrealized non-cash losses on open derivative transactions for the nine months ended September 30, 2008, offset by an unrealized non-cash gain of $3.6 million related to a non-qualifying mark-to-market cash flow hedge for forecasted sales in 2010.

Operations and Maintenance.  Operations and maintenance expense totaled $23.2 million for the nine months ended September 30, 2009 compared with $22.2 million for the nine months ended September 30, 2008, a net increase of $1.0 million, or 4.6%. The net increase in operations and maintenance of $0.9 million compared to the same period in 2008 includes (i) increases of $1.0 million at the Badlands gathering system, (ii) $1.0 million attributable to the North Dakota Bakken gathering system, which commenced operations in April 2009, (iii) decreases totaling $0.9 million at the Kinta Area, Worland, Eagle Chief, Matli and Woodford Shale gathering systems and (iv) a decrease of $0.2 million related to compression operations.

Depreciation, Amortization and Accretion.  Depreciation, amortization and accretion expense totaled $31.8 million for the nine months ended September 30, 2009 compared with $28.5 million for the nine months ended September 30, 2008, an increase of $3.3 million, or 11.7%. This $3.3 million increase was primarily attributable to increased depreciation of $1.1 million on the Kinta Area gathering system, $0.9 million on the Woodford Shale gathering system, $0.6 million on the Badlands gathering system and $0.5 million attributable to the North Dakota Bakken gathering system, which commenced operations in April 2009.

Property Impairments.  As a result of recent volume declines and projected future volume declines at Hiland Partners’ Kinta Area gathering system located in southeastern Oklahoma, Hiland Partners recognized impairment charges of $20.5 million in September 2009. Additionally, as a result of volume declines at Hiland Partners’ natural gas gathering systems located in Texas and Mississippi, combined with significantly reduced natural gas prices, Hiland Partners recognized impairment charges of $1.0 million in March 2009. Hiland Partners had no property impairments during the nine months ended September 30, 2008.

Bad Debt.  Neither we nor Hiland Partners had a bad debt for the nine months ended September 30, 2009. For the nine months ended September 30, 2008, Hiland Partners recorded an uncollectible trade accounts receivable of $0.3 million from a significant customer. Hiland Partners initially reserved an allowance for uncollectible accounts of $8.1 million from this customer during the second quarter of 2008, but reversed $7.8 million in the third quarter of 2008 upon determination that the trade receivable was collectible.

General and Administrative.  General and administrative expense totaled $11.6 million for the nine months ended September 30, 2009 compared with $7.6 million for the nine months ended September 30, 2008, an increase of $4.0 million, or 53.0%. Expenses related to the going private proposals were $4.3 million for the nine months ended September 30, 2009. All other general and administrative expenses decreased by $0.2 million during the nine months ended September 30, 2009 as compared to the nine months ended September 30, 2008.

Other Income (Expense).  Other income (expense) totaled $(8.2) million for the nine months ended September 30, 2009 compared with $(10.1) million for the nine months ended September 30, 2008, a decrease in expense of $1.9 million, or (19.0%). The decrease is primarily attributable lower interest rates incurred during the nine months ended September 30, 2009 compared to interest rates incurred during the nine months ended September 30, 2008, offset by interest expense of $1.4 million related to an interest rate swap during the nine months ended September 30, 2009 which did not exist in 2008.

Noncontrolling Partners’ Interest in Income (Loss) of Hiland Partners.  The noncontrolling partners’ interest in income (loss) of Hiland Partners, which represents the allocation of Hiland Partners earnings or loss to its limited partner interests not owned by us, totaled a loss of $9.8 million for the nine months ended September 30, 2009 compared to $4.4 million in earnings for the nine months ended September 30, 2008, a decrease in earnings of $14.2 million.

LIQUIDITY AND CAPITAL RESOURCES

U.S. Natural Gas, Crude Oil and NGL Supplies and Outlook

The drop in demand for natural gas, crude oil and NGL products since the third quarter of 2008 continues to impact the price for natural gas, crude oil and NGLs. Natural gas prices have declined significantly since the peak NYMEX Henry Hub last day settle price of $13.11/MMBtu in July 2008 to the NYMEX Henry Hub last day settle price of $3.73 in October 2009, a 72% decline. Natural gas storage levels have recently approached 3.7 Tcf, which surpassed the November 2007 record working gas storage of 3.5 Tcf. We believe that current natural gas prices will continue to result in reduced natural gas-related drilling in Hiland Partners’ service areas until the economic environment in the United States improves and increases the demand for natural gas. WTI crude oil pricing has declined from a peak of $134.62/bbl in July 2008 to a low of $33.87/Bbl in January 2009, a 75% decline, increasing to $71.55/Bbl in October 2009, a 47% decline from July 2008. Conway NGL basket pricing, which historically has correlated to WTI crude oil pricing, has dropped since the peak Conway NGL basket pricing of $1.97/gallon in June 2008 to a low of $0.61/gallon in December 2008, a 69% decline, increasing to $0.99/gallon in September 2009, a 50% decline from June 2008. In addition, current pricing and the forward curve pricing for WTI crude oil and the Conway NGL basket has recently improved.

A number of the areas in which Hiland Partners operates are experiencing a significant decline in drilling activity as a result of this years decline in natural gas and crude oil prices as compared to last year. Excluding Hiland Partners North Dakota Bakken gathering system, which commenced operations in April 2009, Hiland Partners connected 26 wells during the first nine months of 2009 as compared to 83 wells connected during the same period in 2008, a 69% decrease. At the North Dakota Bakken gathering system, Hiland Partners connected 41 wells during the nine months ended September 30, 2009. Currently, there are two rigs drilling along Hiland Partners’ dedicated acreage company wide, both of which are located at the North Dakota Bakken gathering system. Hiland Partners anticipates that the dedicated rig count will increase during the remainder of 2009 and into 2010. While Hiland Partners anticipates continued exploration and production activities in the areas in which it operates, albeit at depressed levels, fluctuations in energy prices can greatly affect production rates and investments by third parties in the development of natural gas and crude oil reserves. Drilling activity generally decreases as natural gas and crude oil prices decrease. Neither we nor Hiland Partners have control over the level of drilling activity in the areas of Hiland Partners’ operations.

Disruption to Functioning of Capital Markets

Multiple events during 2008 and 2009 involving numerous financial institutions have effectively restricted current liquidity within the capital markets throughout the United States and around the world. Despite efforts by treasury and banking regulators in the United States, Europe and other nations around the world to provide liquidity to the financial sector, capital markets currently remain constrained, particularly for non-investment grade midstream companies like Hiland. We expect that our ability to issue debt and equity at prices that are similar to offerings in recent years will be limited over the next three to six months and possibly longer should capital markets remain constrained. Although Hiland Partners intends to move forward with its planned capital expenditures attributable to its existing facilities, Hiland Partners may revise the timing and scope of these projects as necessary to adapt to existing economic conditions and the benefits expected to accrue to our and Hiland Partners’ unitholders from Hiland Partners’ capital expenditures may be muted by substantial cost of capital increases during this period.

Overview

Hiland Partners’ senior secured revolving credit facility requires Hiland Partners to meet certain financial tests, including a maximum consolidated funded debt to EBITDA covenant ratio of 4.0 to 1.0 as of the last day of any fiscal quarter; provided that in the event that Hiland Partners makes certain permitted acquisitions or capital expenditures, this ratio may be increased to 4.75 to 1.0 for the three fiscal quarters following the quarter in which such permitted acquisition or capital expenditure occurs. Hiland Partners met the permitted capital expenditure requirements for the four quarter period ended March 31, 2009 and elected to increase the ratio to 4.75 to 1.0 on March 31, 2009 for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009. During this step-up period, the applicable margin with respect to loans under the credit facility increases by 35 basis points per annum and the unused commitment fee increases by 12.5 basis points per annum. The ratio will revert back to 4.0 to 1.0 for the quarter ended December 31, 2009. If commodity prices and inlet natural gas volumes do not improve above the current forward prices and expected inlet natural gas volumes for the fourth quarter of 2009, the Partnership could be in violation of the maximum consolidated funded debt to EBITDA covenant ratio as early as December 31, 2009, unless this ratio is amended, Hiland Partners receives an infusion of equity capital, Hiland Partners’ debt is restructured or Hiland Partners is able to monetize “in-the-money” hedge positions. Management is continuing discussions with certain lenders under the credit facility as to ways to address a potential covenant violation. While no potential solution has been agreed to, Hiland Partners expects that any solution will require the assessment of fees and increased rates, the infusion of additional equity capital or the incurrence of subordinated indebtedness by Hiland Partners and the suspension of distributions for a certain period of time. There can be no assurance that any such agreement will be reached with the lenders, that any required equity or debt financing will be available to Hiland Partners, or that Hiland Partners will have sufficient “in-the-money” hedges to monetize to address the maximum consolidated funded debt to EBITDA covenant ratio.

We rely on distributions from Hiland Partners to fund cash requirements for our operations. Cash generated from operations, borrowings under Hiland Partners’ credit facility and funds from private or public equity and future debt offerings have historically been Hiland Partners’ primary sources of liquidity. We believe that funds from these sources should be sufficient to meet both Hiland Partners’ short-term working capital requirements and its long-term capital expenditure requirements. Hiland Partners’ ability to pay distributions to unitholders, to fund planned capital expenditures and to make acquisitions depends upon Hiland Partners’ future operating performance and, more broadly, on the availability of equity and debt financing, which will be affected by prevailing economic conditions in Hiland Partners’ industry and financial, business and other factors, many of which are beyond Hiland Partners’ control. Due to (i) the impact of lower commodity prices and drilling activity on Hiland Partners’ current and projected throughput volumes, midstream segment margin and cash flows; (ii) future required levels of capital expenditures and (iii) the level of Hiland Partners’ indebtedness relative to its projections, Hiland Partners may be in violation of the maximum consolidated funded debt to EBITDA covenant ratio contained in its senior secured credit facility as early as December 31, 2009, unless the ratio is amended, Hiland Partners receives an infusion of equity capital, Hiland Partners’ debt is restructured or Hiland Partners is able to monetize “in-the-money” hedges positions. Hiland Partners has suspended quarterly cash distributions on common and subordinated units beginning with the first quarter distribution of 2009.

Cash Flows from Operating Activities

Cash flows from operating activities increased by $10.1 million to $35.7 million for the nine months ended September 30, 2009 from $25.5 million for the nine months ended September 30, 2008. During the nine months ended September 30, 2009 we received cash flows from customers of approximately $165.7 million attributable to significantly lower average realized natural gas and NGL sales prices, partially offset by increased natural gas and NGLs volumes, received $3.2 million from early settlements of derivative contracts, made cash payments to our suppliers and employees of approximately $125.2 million and made payments of interest expense of $8.0 million, net of amounts capitalized, resulting in cash received from operating activities of $35.7 million. During the same nine month period in 2008, we received cash flows from customers of approximately $303.7 million attributable to increased natural gas and NGLs volumes and significantly higher average realized natural gas and NGL sales prices, had cash payments to our suppliers and employees of approximately $268.5 million and payment of interest expense of $9.7 million, net of amounts capitalized, resulting in cash received from operating activities of $25.5 million.

Changes in cash receipts and payments are primarily due to the timing of collections at the end of our reporting periods. Hiland Partners collects and pays large receivables and payables at the end of each calendar month. The timing of these payments and receipts may vary by a day or two between month-end periods and cause fluctuations in cash received or paid. Working capital items, exclusive of cash, provided $5.3 million of cash flows from operating activities during the nine months ended September 30, 2009. Working capital items, exclusive of cash, used $16.6 million of cash flows from operating activities during the nine months ended September 30, 2008.

Net loss for the nine months ended September 30, 2009 was $(27.6) million, a decrease in net income of $42.9 million from a income of $15.3 million for the nine months ended September 30, 2008. Depreciation, amortization, accretion and property impairments increased by $24.8 million to $53.3 million for the nine months ended September 30, 2009 from $28.5 million for the nine months ended September 30, 2008.

Cash Flows Used for Investing Activities

Cash flows used for investing activities, which represent investments in property and equipment decreased by $4.9 million to $32.3 million for the nine months ended September 30, 2009 from $37.1 million for the nine months ended September 30, 2008 primarily due to reduced capital expenditures in nearly all of Hiland Partners gathering systems, offset by cash flows invested related to the construction of the North Dakota Bakken gathering system.

Cash Flows from Financing Activities

Cash flows used in financing activities was $1.2 million for the nine months ended September 30, 2009, a decrease of $14.8 million from $13.6 million provided by financing activities for the nine months ended September 30, 2008. During the nine months ended September 30, 2009, Hiland Partners (i) borrowed $12.0 million under its credit facility to fund its internal expansion projects, (ii) repaid $11.0 million on its credit facility, (iii) distributed $1.8 million to its noncontrolling partners and (iv) made $0.5 million payments on capital lease obligations. During the nine months ended September 30, 2009, we borrowed $2.3 million on our new credit facility and made distributions of $2.2 million to our unitholders.

During the nine months ended September 30, 2008, Hiland Partners (i) borrowed $41.0 million under its credit facility to fund its internal expansion projects, (ii) received capital contributions of $1.0 million as a result of issuing Hiland Partners common units due to the exercise of 40,705 vested unit options, (iii) incurred debt issuance costs of $0.4 million associated with the fourth amendment to its credit facility amended in February 2008, (iv) distributed $9.9 million to its minority interest unitholders and (v) made $0.4 million payments on capital lease obligations. During the nine months ended September 30, 2008, we made distributions of $18.2 million to our unitholders.

Capital Requirements

Hiland Partners’ midstream energy business is capital intensive, requiring significant investment to maintain and upgrade existing operations. Hiland Partners’ capital requirements have consisted primarily of, and we anticipate will continue to be:

•	maintenance capital expenditures, which are capital expenditures made to replace partially or fully depreciated assets to maintain the existing operating capacity of Hiland Partners’ assets and to extend their useful lives, or other capital expenditures that are incurred in maintaining existing system volumes and related cash flows; and

•	expansion capital expenditures such as those to acquire additional assets to grow Hiland Partners’ business, to expand and upgrade gathering systems, processing plants, treating facilities and fractionation facilities and to construct or acquire similar systems or facilities.

We believe that cash generated from the operations of Hiland Partners’ business will be sufficient to meet its anticipated maintenance capital expenditures for the next twelve months. We anticipate that Hiland Partners’ expansion capital expenditures will be funded through long-term borrowings or other debt financings and/or equity offerings. See “Credit Facility” below for information related to our and Hiland Partners’ credit agreements.

Hiland Partners suspended quarterly cash distributions on common and subordinated units beginning with the first quarter distribution of 2009. As our only cash-generating assets are our 2% general partner interest, all of the incentive distribution rights and a 57.5% limited partner interest in Hiland Partners, our cash flow is completely dependent upon the ability of Hiland Partners to make cash distributions to its partners, including us. Our first amended and restated senior secured credit agreement credit dated August 7, 2009 and the term promissory note we entered into on November 3, 2009 both mature on December 31, 2009, at which time all outstanding amounts thereunder will become due and payable. We believe the current availability on these credit facilities will allow us to meet our current obligations and future expenses through maturity. We cannot assure that any refinancing of our credit facility can be successfully completed or, if completed, that the terms will be favorable to us. If we are unable to obtain refinancing of our outstanding debt obligations and Hiland Partners does not resume paying quarterly cash distributions in amounts necessary to satisfy our obligations, we may need to issue new equity or sell common units in Hiland Partners to satisfy our outstanding debt obligations and any current liabilities that we may incur in the operation of our business in the future.

North Dakota Bakken

Hiland Partners’ North Dakota Bakken gathering system presently consists of a 68-mile gathering system located in northwestern North Dakota that gathers natural gas associated with crude oil produced from the Bakken shale and Three Forks/Sanish formations. Construction of the gathering system, associated compression and treating facilities and a processing plant commenced in October 2008 and became fully operational in May 2009. As of September 30, 2009, Hiland Partners has invested approximately $24.0 million in the project.

Financial Derivatives and Commodity Hedges

Hiland Partners has entered into certain financial derivative instruments that are classified as cash flow hedges and relate to forecasted sales in 2009 and 2010. Hiland Partners entered into these financial swap instruments to hedge the forecasted natural gas sales against the variability in expected future cash flows attributable to changes in commodity prices. Under these swap agreements, Hiland Partners receives a fixed price and pays a floating price based on certain indices for the relevant contract period as the underlying natural gas is sold.

The following table provides information about Hiland Partners commodity based derivative instruments at September 30, 2009:

		Average	Fair Value
		Fixed	Asset
Description and Production Period	Volume	Price	(Liability)
	(MMBtu)	(per MMBtu)

Natural Gas — Sold Fixed for Floating Price Swaps
October 2009 — September 2010	2,136,000	$6.87	$3,537
October 2010 — December 2010	534,000	$6.73	341

			$3,878

Hiland Partners has entered into a financial derivative instrument that is classified as a cash flow hedge and relates to forecasted interest payments under its credit facility in 2009. Hiland Partners entered into this financial swap instrument to hedge forecasted interest payments against the variable interest payments under its credit facility. Under this contractual swap agreement, Hiland Partners pays a fixed interest rate and receives a floating rate based on one month LIBOR on the notional amount for the contract period. The following table provides information about Hiland Partners interest rate swap at September 30, 2009 for the periods indicated:

			Fair Value
	Notional	Interest	Asset
Description and Period	Amount	Rate	(Liability)

Interest Rate Swap
October 2009 — December 2009	$100,000	2.245%	$(512)

Off-Balance Sheet Arrangements

Neither we nor Hiland Partners had any significant off-balance sheet arrangements as of September 30, 2009.

Available Credit

Credit markets in the United States and around the world remain constrained due to a lack of liquidity and confidence in a number of financial institutions. Investors continue to seek perceived safe investments in securities of the United States government rather than corporate issues. As non-investment grade midstream companies, we and Hiland Partners are currently experiencing difficulty accessing bank credit markets. Additionally, existing constraints in the credit markets may increase the rates we and Hiland Partners is charged for utilizing these markets.

Credit Facilities

Hiland Holdings Credit Facility

On September 25, 2006, concurrently with the closing of our initial public offering, we entered into a three-year $25.0 million senior secured credit facility. Pursuant to the terms of the agreement, we elected to reduce the commitment level on the credit facility to $10.0 million effective May 15, 2009 and we elected to further reduce the commitment level on the credit facility to $3.0 million on August 7, 2009. Concurrently with the reduction of the commitment level to $3.0 million, the existing lenders under the credit facility assigned their interests in the facility to a new lender and we entered into a first amended and restated senior secured credit agreement with The Security National Bank of Enid. The credit facility is secured by all of our ownership interests in Hiland Partners and its general partner, other than the 2% general partner interest and the incentive distribution rights. The credit facility will mature on December 31, 2009, at which time all outstanding amounts thereunder become due and payable.

Indebtedness under the credit facility bears interest at the prime rate plus 1% per annum, but in no event less than 5% per annum, to be adjusted as changes occur in the prime rate. At September 30, 2009, the interest rate on outstanding borrowings from our credit facility was 5.0%.

The credit facility contains several covenants that, among other things, require the maintenance of a debt-to-worth ratio not to be greater than 1.25 to 1 and require financial reports to be submitted periodically. The credit facility also contains various covenants that limit, among other things, subject to certain exceptions, our ability to grant liens, enter into agreements restricting our ability to grant liens on our assets or amend the credit facility, make certain loans, acquisitions and investments or enter into a merger, consolidation or sale of assets.

The amount we may borrow under the credit facility is limited to the lesser of: (i) 50% of the sum of the value of the Hiland Partners common and subordinated units and (ii) the maximum available amount of the credit facility (currently $3.0 million). For purposes of this calculation, the value of (i) the Hiland Partners common units on any date shall be the closing price for such units as reflected on the NASDAQ National Market on any date and (ii) the Hiland Partners subordinated units on any date shall be deemed to equal 85% of the value of the Hiland Partners common units on such date. At September 30, 2009, the borrowing base was $3.0 million.

As of September 30, 2009, we had $3.0 million outstanding under this credit facility and were in compliance with our debt-to-worth ratio covenant. The $3.0 million outstanding under this credit facility matures on December 31, 2009 and is included in accrued liabilities and other in the balance sheet. Our debt-to-worth covenant ratio was 0.80 to 1.0 at September 30, 2009.

On November 3, 2009, we entered into a $1.5 million term promissory note agreement with Harold Hamm, Chairman of our general partner and, together with affiliates of Mr. Hamm, majority owner of the Partnership. The note agreement matures on December 31, 2009, at which time all outstanding amounts thereunder become due and payable. The note agreement is secured by all of our ownership interests in Hiland Partners and its general partner, other than the 2% general partner interest and the incentive distribution rights, but is subordinate in security to the first amended and restated senior secured credit agreement. Indebtedness under the note agreement bears interest at the prime rate plus 1% per annum, but in no event less than 5% per annum.

Hiland Partners Credit Facility

Hiland Partners borrowing capacity under its senior secured revolving credit facility, as amended, is $300.0 million consisting of a $291.0 million senior secured revolving credit facility to be used for funding acquisitions and other capital expenditures, issuance of letters of credit and general corporate purposes (the “Acquisition Facility”) and a $9.0 million senior secured revolving credit facility to be used for working capital and to fund distributions (the “Working Capital Facility”).

In addition, Hiland Partners senior secured revolving credit facility provides for an accordion feature, which permits Hiland Partners, if certain conditions are met, to increase the size of the Acquisition Facility by up to $50.0 million and allows for the issuance of letters of credit of up to $15.0 million in the aggregate. The credit facility will mature in May 2011. At that time, the agreement will terminate and all outstanding amounts thereunder will be due and payable.

Hiland Partners’ senior secured revolving credit facility requires Hiland Partners to meet certain financial tests, including a maximum consolidated funded debt to EBITDA covenant ratio of 4.0 to 1.0 as of the last day of any fiscal quarter; provided that in the event that Hiland Partners makes certain permitted acquisitions or capital expenditures, this ratio may be increased to 4.75 to 1.0 for the three fiscal quarters following the quarter in which such permitted acquisition or capital expenditure occurs. Hiland Partners met the permitted capital expenditure requirements for the four quarter period ended March 31, 2009 and elected to increase the ratio to 4.75 to 1.0 on March 31, 2009 for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009. During this step-up period, the applicable margin with respect to loans under the credit facility increases by 35 basis points per annum and the unused commitment fee increases by 12.5 basis points per annum. The ratio will revert back to 4.0 to 1.0 for the quarter ended December 31, 2009. If commodity prices and inlet natural gas volumes do not improve above the current forward prices and expected inlet natural gas volumes for the fourth quarter of 2009, the Partnership could be in violation of the maximum consolidated funded debt to EBITDA covenant ratio as early as December 31, 2009, unless this ratio is amended, Hiland Partners receives an infusion of equity capital, Hiland Partners’ debt is restructured or Hiland Partners is able to monetize “in-the-money” hedge positions. Management is continuing discussions with certain lenders under the credit facility as to ways to address a potential covenant violation. While no potential solution has been agreed to, Hiland Partners expects that any solution will require the assessment of fees and increased rates, the infusion of additional equity capital or the incurrence of subordinated indebtedness by Hiland Partners and the suspension of distributions for a certain period of time. There can be no assurance that any such agreement will be reached with the lenders, that any required equity or debt financing will be available to Hiland Partners, or that Hiland Partners will have sufficient “in-the-money” hedges to monetize to address the maximum consolidated funded debt to EBITDA covenant ratio.

Upon the occurrence of an event of default as defined in the credit facility, the lenders may, among other things, be able to accelerate the maturity of the credit facility and exercise other rights and remedies as set forth in the credit facility.

Hiland Partners’ obligations under the credit facility are secured by substantially all of its assets and guaranteed by Hiland Partners, and all of its subsidiaries, other than Hiland Operating, LLC, its operating company, which is the borrower under the credit facility.

Indebtedness under Hiland Partners’ credit facility will bear interest, at its option, at either (i) an Alternate Base Rate plus an applicable margin ranging from 50 to 125 basis points per annum or (ii) LIBOR plus an applicable margin ranging from 150 to 225 basis points per annum based on its ratio of consolidated funded debt to EBITDA. The Alternate Base Rate is a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the base CD rate in effect on such day plus 1.50% and (c) the Federal Funds effective rate in effect on such day plus 1/2 of 1%. Hiland Partners has elected for the indebtedness to bear interest at LIBOR plus the applicable margin. A letter of credit fee will be payable for the aggregate amount of letters of credit issued under the credit facility at a percentage per annum equal to 1.0%. An unused commitment fee ranging from 25 to 50 basis points per annum based on Hiland Partners’ ratio of consolidated funded debt to EBITDA will be payable on the unused portion of the credit facility. During the step-up period, the applicable margin with respect to loans under the credit facility will be increased by 35 basis points per annum and the unused commitment fee will be increased by 12.5 basis points per annum. At September 30, 2009, the interest rate on outstanding borrowings from Hiland Partners’ credit facility was 2.87%.

Hiland Partners is subject to interest rate risk on its credit facility and has entered into an interest rate swap to reduce this risk. See Note 5 “Derivatives” for a discussion of Hiland Partners’ interest rate swap.

The credit facility prohibits Hiland Partners from making distributions to unitholders if any default or event of default, as defined in the credit facility, has occurred and is continuing or would result from such distributions. In addition, the credit facility contains various covenants that limit, among other things, subject to certain exceptions and negotiated “baskets,” Hiland Partners’ ability to incur indebtedness, grant liens, make certain loans, acquisitions and investments, make any material changes to the nature of its business, amend its material agreements, including its Omnibus Agreement, which contains non-compete and indemnity provisions with affiliates, or enter into a merger, consolidation or sale of assets.

The credit facility defines EBITDA as Hiland Partners’ consolidated net income (loss), plus income tax expense, interest expense, depreciation, amortization and accretion expense, amortization of intangibles and organizational costs, non-cash unit based compensation expense, and adjustments for non-cash gains and losses on specified derivative transactions and for other extraordinary or non-recurring items.

The credit facility limits distributions to Hiland Partners’ unitholders to available cash, as defined by the agreement, and borrowings to fund such distributions are only permitted under the revolving working capital facility. The revolving working capital facility is subject to an annual “clean-down” period of 15 consecutive days in which the amount outstanding under the revolving working capital facility is reduced to zero.

As of September 30, 2009, Hiland Partners had $253.1 million outstanding under this credit facility and was in compliance with its financial covenants. Hiland Partners’ EBITDA to interest expense ratio was 4.93 to 1.0 and its consolidated funded debt to EBITDA ratio was 4.50 to 1.0.

Impact of Inflation

Inflation in the United States has been relatively low in recent years and did not have a material impact on our results of operations for the periods presented.

Recent Accounting Pronouncements

In September 2009, the FASB issued new authoritative accounting guidance, effective for financial statements issued for interim and annual periods ending after September 15, 2009, which identifies the FASB Accounting Standards Codification (“Codification”) as the authoritative source of GAAP in the United States. Rules and interpretive releases of the SEC under federal securities laws are also sources of authoritative GAAP for SEC registrants. Codification is not intended to change GAAP. The adoption of this new accounting guidance had no impact on our financial statements and disclosures therein.

In May 2009, the FASB issued new authoritative accounting guidance on subsequent events that establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This new accounting guidance is effective for interim or annual periods ending after June 15, 2009. The adoption of this new guidance was effective June 30, 2009 and did not have a material impact on our financial statements and disclosures therein.

In April 2009, the FASB issued new authoritative accounting guidance on interim disclosures about fair value of financial instruments which expands the fair value disclosures required for all financial instruments to interim periods. This new guidance also requires entities to disclose in interim periods the methods and significant assumptions used to estimate the fair value of financial instruments. This new accounting guidance is effective for interim reporting periods ending after June 15, 2009. The adoption of this new guidance was effective June 30, 2009 and did not have a material impact on our financial statements and disclosures therein.

In April 2009, the FASB revised the authoritative guidance related to the initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. Generally, assets acquired and liabilities assumed in a business combination that arise from contingencies must be recognized at fair value at the acquisition date. This guidance was adopted January 1, 2009. As this guidance is applied prospectively to business combinations with an acquisition date on or after the date the guidance became effective, the impact cannot be determined until the transactions occur. No such transactions have occurred during 2009.

In April 2008, the FASB issued amended guidance on the factors that an entity should consider in developing renewal or extension assumptions used in determining the useful life of recognized intangible assets, including goodwill. In determining the useful life of an acquired intangible asset, this guidance removes the requirement for an entity to consider whether renewal of the intangible asset requires significant costs or material modifications to the related arrangement and replaces the previous useful life assessment criteria with a requirement that an entity considers its own experience or market participant assumptions in renewing similar arrangements. This guidance was adopted effective January 1, 2009, and will apply to future intangible assets acquired. We don’t believe the adoption will have a material impact on our financial position, results of operations or cash flows.

In March 2008, the FASB amended and expanded the disclosure requirements related to derivative instruments and hedging activities to improve transparency in financial reporting by requiring enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance, and cash flows. The revised guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. This guidance was adopted effective January 1, 2009 and did not have a material impact on our financial statements and disclosures therein.

In March 2008, the FASB issued authoritative accounting guidance which requires the calculation of a Master Limited Partnership’s (“MLPs”) net earnings per limited partner unit for each period presented according to distributions declared and participation rights in undistributed earnings as if all of the earnings for that period had been distributed. In periods with undistributed earnings above specified levels, the calculation per the two-class method results in an increased allocation of such undistributed earnings to the general partner and a dilution of earnings to the limited partners. This guidance was adopted effective January 1, 2009 and did not have a significant impact on our financial statements and disclosures therein.

In December 2007, the FASB revised the authoritative guidance for business combinations which provides guidance for how the acquirer recognizes and measures goodwill acquired in the business combination or a gain from a bargain purchase, the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquiree. This guidance also determines what information to disclose to enable users to be able to evaluate the nature and financial effects of the business combination. This guidance was adopted effective January 1, 2009 and will apply to future business combinations.

In December 2007, the FASB issued authoritative guidance clarifying that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This guidance requires the equity amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated income statement and that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently and similarly as equity transactions. Consolidated net income and comprehensive income are now determined without deducting minority interest; however, earnings-per-share information continues to be calculated on the basis of the net income attributable to the parent’s shareholders. Additionally, this guidance establishes a single method for accounting for changes in a parent’s ownership interest in a subsidiary that does not result in deconsolidation and that the parent recognize a gain or loss in net income when a subsidiary is deconsolidated. This guidance is effective for fiscal years beginning on or after December 15, 2008, was adopted effective January 1, 2009 and did not have a material impact on our financial position, results of operations or cash flows. Certain adjustments have been made to prior period information to conform to current period presentation related to our adoption of this guidance.

In February 2007, the FASB expanded guidance on fair value measurements which expands opportunities to use fair value measurement in financial reporting and permits entities to choose to measure many financial instruments and certain other items at fair value. This guidance was adopted effective January 1, 2008, at which time no financial assets or liabilities, not previously required to be recorded at fair value by other authoritative literature, were designated to be recorded at fair value. The adoption of this guidance did not have any impact on our financial position, results of operations or cash flows.

In September 2006, the FASB issued new authoritative accounting guidance for fair value measurements, which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”) such as fair value hierarchy used to classify the source of information used in fair value measurements (i.e., market based or non-market based) and expands disclosure about fair value measurements based on their level in the hierarchy. This guidance establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value and defines three levels of inputs that may be used to measure fair value. Level 1 refers to assets that have observable market prices, level 2 assets do not have an “observable price” but do have inputs that are based on such prices in which components have observable data points and level 3 refers to assets in which one or more of the inputs do not have observable prices and calibrated model parameters, valuation techniques or management’s assumptions are used to derive the fair value. This guidance was adopted effective January 1, 2009 and did not have a material impact on our financial statements or disclosures therein.

Significant Accounting Policies and Estimates

The selection and application of accounting policies is an important process that has developed as our business activities have evolved and as the accounting rules have developed. Accounting rules generally do not involve a selection among alternatives, but involve the implementation and interpretation of existing rules, and the use of judgment applied to the specific set of circumstances existing in our business. We make every effort to properly comply with all applicable rules on or before their adoption, and we believe the proper implementation and consistent application of the accounting rules are critical.

There have been no material changes in our significant accounting policies and estimates during the three months ended September 30, 2009. See our disclosure of significant accounting policies and estimates in Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 9, 2009.

Item 3.	Quantitative and Qualitative Disclosures about Market Risk

Market risk is the risk of loss arising from adverse changes in market rates and prices. The principal market risk to which Hiland Partners is exposed is commodity price risk for natural gas and NGLs. Hiland Partners also incurs, to a lesser extent, risks related to interest rate fluctuations. Hiland Partners does not engage in commodity energy trading activities.

Commodity Price Risks.  Hiland Partners’ profitability is affected by volatility in prevailing NGL and natural gas prices. Historically, changes in the prices of most NGL products have generally correlated with changes in the price of crude oil. NGL and natural gas prices are volatile and are impacted by changes in the supply and demand for NGLs and natural gas, as well as market uncertainty. Hiland Partners’ cash flow is affected by the volatility of natural gas and NGL product prices, which could adversely affect our ability to make distributions to unitholders. To illustrate the impact of changes in prices for natural gas and NGLs on our operating results, we have provided the table below, which reflects, for the three months ended September 30, 2009 and September 30, 2008, respectively, the impact on our midstream segment margin of a $0.01 per gallon change (increase or decrease) in NGL prices coupled with a $0.10 per MMBtu change (increase or decrease) in the price of natural gas.

		Natural Gas Price Change ($/MMBtu)
		Three Months Ended September 30,
		2009		2008

NGL Price Change ($/gal)		$0.10	$(0.10)	$0.10	$(0.10)
	$0.01	$177,000	$159,000	$130,000	$156,000
	$(0.01)	$(159,000)	$(177,000)	$(159,000)	$(134,000)

The increase in commodity exposure is the result of increased NGL product sales volumes offset by decreased natural gas sales volumes during the three months ended September 30, 2009 compared to the three months ended September 30, 2008 and the increased exposure to NGL product prices in 2009 as the result of no NGL hedging contracts in 2009 compared to NGL products hedged during the three months ended September 30, 2008. The magnitude of the impact on total segment margin of changes in natural gas and NGL sales prices presented may not be representative of the magnitude of the impact on total segment margin for different commodity prices or contract portfolios. Natural gas and crude oil prices can also affect our profitability indirectly by influencing the level of drilling activity and related opportunities for our services.

We manage this commodity price exposure through an integrated strategy that includes management of our contract portfolio, optimization of our assets and the use of derivative contracts. As a result of these derivative swap contracts, we have hedged a portion of our expected exposure to natural gas prices in 2009 and 2010. We continually monitor our hedging and contract portfolio and expect to continue to adjust our hedge position as conditions warrant. The following table provides information about our commodity-based derivative instruments at September 30, 2009 for the periods indicated:

		Average	Fair Value
		Fixed	Asset
Description and Production Period	Volume	Price	(Liability)
	(MMBtu)	(per MMBtu)

Natural Gas — Sold Fixed for Floating Price Swaps
October 2009 — September 2010	2,136,000	$6.87	$3,537
October 2010 — December 2010	534,000	$6.73	341

			$3,878

Interest Rate Risk.  We are exposed to changes in the LIBOR rate as a result of Hiland Partners’ credit facility, and the prime rate as a result of our credit facility, which are both subject to floating interest rates. On October 7, 2008, Hiland Partners entered into a floating-to-fixed interest rate swap agreement with an investment grade counterparty whereby Hiland Partners pays a monthly fixed interest rate of 2.245% and receives a monthly variable rate based on the one month posted LIBOR interest rate on a notional amount of $100.0 million. This swap agreement was effective on January 2, 2009 and terminates on January 1, 2010. As of September 30, 2009, Hiland Partners had approximately $253.1 million of indebtedness outstanding under its credit facility, of which $153.1 million is exposed to changes in the LIBOR rate. The impact of a 100 basis point increase in interest rates on the amount of current debt exposed to variable interest rates would for the remainder of 2009, result in an increase in annualized interest expense and a corresponding decrease in annualized net income of approximately $1.5 million. The following table provides information about Hiland Partners’ interest rate swap at September 30, 2009 for the periods indicated:

			Fair Value
	Notional	Interest	Asset
Description and Period	Amount	Rate	(Liability)

Interest Rate Swap
October 2009 — December 2009	$100,000	2.245%	$(512)

Credit Risk.  Counterparties pursuant to the terms of their contractual obligations expose Hiland Partners to potential losses as a result of nonperformance. Hiland Partners’ four largest customers for the nine months ended September 30, 2009 accounted for approximately 21%, 14%, 12% and 9%, respectively, of revenues. Consequently, changes within one or more of these companies’ operations have the potential to impact, both positively and negatively, our credit exposure and make us subject to risks of loss resulting from nonpayment or nonperformance by these or any of Hiland Partners’ other customers. Any material nonpayment or nonperformance by its key customers could materially and adversely affect our business, financial condition or results of operations and reduce Hiland Partners’ ability to make distributions to its unitholders. Furthermore, some of Hiland Partners’ customers may be highly leveraged and subject to their own operating and regulatory risks, which increases the risk that they may default on their obligations to Hiland Partners. Hiland Partners’ counterparties for Hiland Partners’ derivative instruments as of September 30, 2009 are BP Energy Company and Bank of Oklahoma, N.A. Our counterparty to our interest rate swap as of September 30, 2009 is Wells Fargo Bank, N.A.

On July 22, 2008, SemGroup, L.P. and certain subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. In October 2008, the United States Bankruptcy Court for the District of Delaware entered an order approving the assumption of a Natural Gas Liquids Marketing Agreement (the “SemStream Agreement”) between SemStream, L.P., an affiliate of SemGroup, L.P., and Hiland Partners relating to the sale of natural gas liquids and condensate at our Bakken and Badlands plants and gathering systems, restoring Hiland Partners and SemStream, L.P. to its pre-bankruptcy contractual relationship. Hiland Partners pre-petition credit exposure to SemGroup, L.P. relating to condensate sales to SemCrude, LLC in our mid-continent region is approximately $0.3 million, which continues to be reserved as of September 30, 2009.

Item 4.	Controls and Procedures

Evaluation of Disclosure Controls and Procedures

(a)	Evaluation of disclosure controls and procedures.

As required by Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended, we have evaluated, under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q. Based upon that evaluation, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures were effective as of September 30, 2009, to ensure that information is accumulated and communicated to our management, including our principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC.

(b)	Changes in internal control over financial reporting.

During the three months ended September 30, 2009, there were no changes in our system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II OTHER INFORMATION

Item 1.	Legal Proceedings

Three putative unitholder class action lawsuits have been filed relating to the Hiland Partners Merger and the Hiland Holdings Merger. These lawsuits are as follows: (i) Robert Pasternack v. Hiland Partners, LP et al., In the Court of Chancery of the State of Delaware, Civil Action No. 4397-VCS; (ii) Andrew Jones v. Hiland Partners, LP et al., In the Court of Chancery of the State of Delaware, Civil Action No. 4558-VCS; and (iii) Arthur G. Rosenberg v. Hiland Partners, LP et al., In the District Court of Garfield County, State of Oklahoma, Case No. C3-09-211-02. The lawsuits name as defendants the Partnership, Hiland Partners, the general partner of each of the Partnership and Hiland Partners, and the members of the board of directors of each of the Partnership and Hiland Partners. The lawsuits challenge both the Hiland Partners Merger and the Hiland Holdings Merger. The lawsuits allege claims of breach of the Partnership Agreement and breach of fiduciary duty on behalf of (i) a purported class of common unitholders of the Partnership and (ii) a purported class of our common unitholders of Hiland Partners.

On July 10, 2009, the court in which the Oklahoma case is pending granted our motion to stay the Oklahoma lawsuit in favor of the Delaware lawsuits. On July 31, 2009, the plaintiff in the first-filed Delaware case (Pasternack) filed an Amended Class Action Complaint and a motion to enjoin the mergers. This Amended Class Action Complaint alleges, among other things, that (i) the original consideration and revised consideration offered by the Hamm Parties is unfair and inadequate, (ii) the members of the conflicts committees of the general partner of each of the Partnership and Hiland Partners that were charged with reviewing the proposals and making a recommendation to each committee’s respective board of directors lacked any meaningful independence, (iii) the defendants acted in bad faith in recommending and approving the Hiland Partners Merger or the Hiland Holdings Merger, and (iv) the disclosures in the Preliminary Proxy Statement filed by the Partnership and Hiland Partners are materially misleading. The Pasternack plaintiff seeks to preliminarily enjoin the defendants from proceeding with or consummating the mergers and seeks an order requiring defendants to supplement the Preliminary Proxy Statement with certain information. On August 13, 2009, the Partnership, Hiland Partners and certain individual defendants moved to dismiss the claims added in the July 31, 2009 Amended Class Action Complaint. The plaintiffs moved to expedite proceedings on September 4, 2009. On September 4, 2009, the plaintiffs filed a motion to expedite the proceedings. On September 9, 2009, the Delaware Chancery Court requested that the defendants file a response to plaintiffs’ motion that same day and set a hearing on plaintiffs’ motion for September 11, 2009. Defendants responded to plaintiffs’ motion as ordered by the Court, and, following the hearing on September 11, 2009, plaintiffs’ motion to expedite the proceedings was denied.

We cannot predict the outcome of these lawsuits, or others, nor can we predict the amount of time and expense that will be required to resolve the lawsuits.

We are not aware of any legal or governmental proceedings against us, or contemplated to be brought against us, under the various environmental protection statutes to which we are subject. We maintain insurance policies with insurers in amounts and with coverage and deductibles as our general partner believes are reasonable and prudent. However, we cannot assure you that this insurance will be adequate to protect us from all material expenses related to potential future claims for personal and property damage or that these levels of insurance will be available in the future at economical prices.

Item 1A.	Risk Factors

The failure to complete the Hiland Holdings Merger could adversely affect the price of our common units and otherwise have an adverse effect on us.

There can be no assurance that the conditions to the completion of the Hiland Holdings Merger, many of which are out of our control, will be satisfied by the December 11, 2009 deadline set forth in the amended merger agreement. Among other things, we cannot be certain that (i) holders of a majority of our common units (other than Mr. Hamm, certain of his affiliates and the Hamm family trusts) will vote in favor of the Hiland Holdings Merger and the merger agreement; (ii) no injunction will be granted in any of the three pending unitholder lawsuits challenging the Hiland Holdings Merger (as described elsewhere in this Form 10-Q); or (iii) that the Hiland Partners Merger will be completed concurrently with the Hiland Holdings Merger (the completion of which is a condition to Harold Hamm’s obligation to complete the Hiland Holdings Merger). Additionally, if we do not receive the required unitholder approval of the Hiland Holdings Merger Agreement and the Hiland Holdings Merger at a special meeting held on or before December 4, 2009, pursuant to the terms of our Partnership Agreement, we will have to set a new record date and resolicit proxies in connection with a new vote on the proposals. Whether or not we will be able to hold a unitholder vote on or before December 4, 2009 is subject to a variety of risks, including the risk that we will not receive clearance of the proxy supplement a sufficient amount of time prior to December 4, 2009 to permit distribution of the supplement. This could materially delay the completion of the Hiland Holdings Merger.

If the Hiland Holdings Merger is not completed, the price of our common units could fall to the extent that the current market price of our common units reflects an assumption that a transaction will be completed. Further, a failed transaction may result in negative publicity and/or a negative impression of us in the investment community and may affect our relationship with employees, vendors, creditors and other business partners.

Additionally, we are subject to the following risks related to the Hiland Holdings Merger:

•	Certain costs relating to the Hiland Holdings Merger, including legal, accounting and financial advisory fees, are payable by us whether or not the Hiland Holdings Merger is completed.

•	Under circumstances set out in the merger agreement, if the Hiland Holdings Merger is not completed we may be required to reimburse up to $1,067,000 availability of Mr. Hamm and his affiliate’s expenses associated with the Hiland Holdings Merger.

•	Our management’s and our employees’ attention will have been diverted from our day-to-day operations, we may experience unusually high employee attrition and our business and customer relationships may be disrupted.

We are subject to litigation related to the Hiland Holdings Merger.

We are actively defending three putative unitholder class action lawsuits which have been filed relating to the Hiland Partners Merger and the Hiland Holdings Merger. These lawsuits are as follows: (i) Robert Pasternack v. Hiland Partners, LP et al., In the Court of Chancery of the State of Delaware, Civil Action No. 4397-VCS; (ii) Andrew Jones v. Hiland Partners, LP et al., In the Court of Chancery of the State of Delaware, Civil Action No. 4558-VCS; and (iii) Arthur G. Rosenberg v. Hiland Partners, LP et al., In the District Court of Garfield County, State of Oklahoma, Case No. C3-09-211-02. The lawsuits name as defendants the Partnership, Hiland Partners, the general partner of each of the Partnership and Hiland Partners, and the members of the board of directors of each of the Partnership and Hiland Partners. The lawsuits challenge both the Hiland Partners Merger and the Hiland Holdings Merger. The lawsuits allege claims of breach of the Partnership Agreement and breach of fiduciary duty on behalf of (i) a purported class of common unitholders of the Partnership and (ii) a purported class of our common unitholders of Hiland Partners.

On July 10, 2009, the court in which the Oklahoma case is pending granted our motion to stay the Oklahoma lawsuit in favor of the Delaware lawsuits. On July 31, 2009, the plaintiff in the first-filed Delaware case (Pasternack) filed an Amended Class Action Complaint and a motion to enjoin the mergers. This Amended Class Action Complaint alleges, among other things, that (i) the original consideration and revised consideration offered by the Hamm Parties is unfair and inadequate, (ii) the members of the conflicts committees of the general partner of each of the Partnership and Hiland Partners that were charged with reviewing the proposals and making a recommendation to each committee’s respective board of directors lacked any meaningful independence, (iii) the defendants acted in bad faith in recommending and approving the Hiland Partners Merger or the Hiland Holdings Merger, and (iv) the disclosures in the Preliminary Proxy Statement filed by the Partnership and Hiland Partners are materially misleading. The Pasternack plaintiff seeks to preliminarily enjoin the defendants from proceeding with or consummating the mergers and seeks an order requiring defendants to supplement the Preliminary Proxy Statement with certain information. It is possible that additional claims beyond those that have already been filed will be brought by the current plaintiffs or by others in an effort to enjoin the Hiland Holdings Merger or seek monetary relief from us.

While the Hiland Companies do not believe these lawsuits have merit and intend to defend themselves vigorously, we cannot predict the outcome of these lawsuits, or others, nor can we predict the amount of time and expense that will be required to resolve the lawsuits. An unfavorable resolution of any such litigation surrounding the Hiland Holdings Merger could delay or prevent the consummation of the Hiland Holdings Merger. In addition, the cost to us of defending the litigation, even if resolved in our favor, could be substantial. Such litigation could also divert the attention of our management and our resources in general from day-to-day operations.

If commodity prices and inlet natural gas volumes do not improve above the expected prices and inlet natural gas volumes for the fourth quarter of 2009, Hiland Partners may be in violation of its maximum consolidated funded debt to EBITDA covenant ratio as early as December 31, 2009, unless the ratio is amended, its senior secured revolving credit facility is restructured, Hiland Partners receives an infusion of equity capital or Hiland Partners is able to monetize “in-the-money” hedge positions. Failure to comply with the covenants could cause an event of default under the Hiland Partners credit facility.

The Hiland Partners credit facility contains covenants requiring Hiland Partners to maintain certain financial ratios and comply with certain financial tests, which, among other things, require Hiland Partners and its subsidiary guarantors, on a consolidated basis, to maintain specified ratios or conditions as follows:

•	EBITDA to interest expense of not less than 3.0 to 1.0; and

•	consolidated funded debt to EBITDA of not more than 4.0 to 1.0 with the option to increase the consolidated funded debt to EBITDA ratio to not more than 4.75 to 1.0 for a period of up to nine months following an acquisition or a series of acquisitions totaling $40 million in a 12-month period (subject to an increased applicable interest rate margin and commitment fee rate).

As of September 30, 2009, Hiland Partners was in compliance with each of these ratios, which are tested quarterly. Hiland Partners’ EBITDA to interest expense ratio was 4.93 to 1.0 and its consolidated funded debt to EBITDA covenant ratio was 4.50 to 1.0. Hiland Partners temporarily increased the ratio to 4.75 to 1.0 on March 31, 2009, but such ratio will be reduced to 4.0 to 1.0 on December 31, 2009. Hiland Partners’ ability to remain in compliance with these restrictions and covenants in the future is uncertain and will be affected by the levels of cash flow from our operations and events or circumstances beyond our control. If commodity prices and inlet natural gas volumes do not improve above the expected prices and inlet natural gas volumes for the fourth quarter of 2009, Hiland Partners may be in violation of the maximum consolidated funded debt to EBITDA ratio as early as December 31, 2009, unless the ratio is amended, the senior secured revolving credit facility is restructured, Hiland Partners receives an infusion of equity capital or Hiland Partners is able to monetize “in-the-money” hedge positions. Hiland Partners’ failure to comply with any of the restrictions and covenants under our revolving credit facility could lead to an event of default and the acceleration of our obligations under those agreements. Hiland Partners may not have sufficient funds to make such payments. If Hiland Partners is unable to satisfy its obligations with cash on hand, Hiland Partners could attempt to refinance such debt, sell assets or repay such debt with the proceeds from an equity offering. We cannot assure that Hiland Partners will be able to generate sufficient cash flow to pay the interest on its debt or that future borrowings, equity financings or proceeds from the sale of assets will be available to pay or refinance such debt. The terms of Hiland Partners’ financing agreements may also prohibit it from taking such actions. Factors that will affect Hiland Partners’ ability to raise cash through an offering of its common units or other equity, a refinancing of its debt or a sale of assets include financial market conditions and Hiland Partners’ market value and operating performance at the time of such offering or other financing. We cannot assure that any such proposed offering, refinancing or sale of assets can be successfully completed or, if completed, that the terms will be favorable to Hiland Partners or to us.

If the Hiland Partners Merger is completed and the Hiland Holdings Merger is not completed, it could create certain conflicts of interest between us and Harold Hamm, who, with his affiliates, controls our general partner and the general partner of Hiland Partners.

Harold Hamm and his affiliates own 100% of our general partner, which has sole responsibility for conducting our business and managing our operations. We control the general partner of Hiland Partners, which has sole responsibility for conducting the business of Hiland Partners and managing its operations.

If the Hiland Holdings Merger is not completed but the Hiland Partners Merger is completed, Mr. Hamm, his affiliates and the Hamm family trusts will acquire all of the outstanding common units of Hiland Partners not owned by us. We own, directly or indirectly, a 2% general partner interest, the incentive distribution rights, 3,060,000 subordinated units and 2,321,471 common units in Hiland Partners. Since the common units have different rights to distributions than the subordinated units and the incentive distribution rights, Mr. Hamm’s ownership of common units of Hiland Partners could increase the likelihood that conflicts of interest may arise between Mr. Hamm and his affiliates, including our general partner, on the one hand, and us and our unitholders, on the other hand, particularly with regard to the amount of cash to be distributed to the Hiland Partners unitholders and the amount of cash to be reserved for the future conduct of Hiland Partners’ business.

A substantial portion of our partnership interests in Hiland Partners are subordinated to Hiland Partners’ common units, which will result in decreased distributions to us in the future until Hiland Partners has paid all distribution arrearages on the Hiland Partners common units. Additionally, if Hiland Partners is unable to meet its minimum quarterly distribution in the future, distributions to us could further decrease.

We own, directly or indirectly, 5,381,471 units representing limited partner interests in Hiland Partners, of which approximately 56.9% are subordinated units and 43.1% are common units. During the subordination period, the subordinated units will not receive any distributions in a quarter until Hiland Partners has paid the minimum quarterly distribution of $0.45 per unit, plus any arrearages in the payment of the minimum quarterly distribution from prior quarters, on all of the outstanding Hiland Partners common units. Distributions on the subordinated units are therefore more uncertain than distributions on Hiland Partners’ common units. Furthermore, no distributions may be made on the incentive distribution rights for any quarter unless Hiland Partners has paid that quarter’s minimum quarterly distribution of $0.45 per unit for all outstanding Hiland Partners common units and subordinated units, plus any arrearages in the payment of the minimum quarterly distribution from prior quarters on all the outstanding Hiland Partners common units. Therefore, distributions with respect to the incentive distribution rights are even more uncertain than distributions on the subordinated units. Neither the subordinated units nor the incentive distribution rights are entitled to any arrearages from prior quarters. Generally, the subordination period ends, and the subordinated units convert into common units of Hiland Partners, only after March 31, 2010 and only upon the satisfaction of certain financial tests.

Hiland Partners has suspended quarterly cash distributions on its common and subordinated units beginning with the first quarter of 2009. Under the terms of the Hiland Partners partnership agreement, the Hiland Partners common units now carry an arrearage of $1.35 per unit, representing the minimum quarterly distribution to the Hiland Partners common units for the first three quarters of 2009 that must be paid before Hiland Partners can make distributions to the Hiland Partners subordinated units or on the incentive distribution rights. This decrease in distributions to us could adversely affect our ability to pay distributions on our common units.

If we fail to renegotiate our credit facility, we may be required to sell common units in Hiland Partners to satisfy our outstanding debt obligations and any current liabilities that we may incur in the operation of our business in the future.

Hiland Partners suspended quarterly cash distributions on common and subordinated units beginning with the first quarter distribution of 2009. As our only cash-generating assets are our 2% general partner interest, all of the incentive distribution rights and a 57.4% limited partner interest in Hiland Partners, our cash flow is completely dependent upon the ability of Hiland Partners to make cash distributions to its partners, including us. Our credit facility and our note agreement with Harold Hamm mature on December 31, 2009, at which time all outstanding amounts thereunder will become due and payable. We cannot assure that any refinancing of our credit facility can be successfully completed or, if completed, that the terms will be favorable to us. If we are unable to obtain a refinancing of our outstanding debt and Hiland Partners does not resume paying quarterly cash distributions in amounts necessary to satisfy our obligations, we may need to issue new units or sell common units in Hiland Partners to satisfy our outstanding debt obligations and any current liabilities that we may incur in the operation of our business in the future. Under the terms of our Support Agreement with Hiland Partners and affiliates of Harold Hamm, in which we have agreed to vote our common and subordinated units in Hiland Partners in favor of the Hiland Partners Merger, our ability to transfer our common units is restricted until the Support Agreement terminates.

In addition to the other information set forth in this report, you should carefully consider the factors discussed in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008, which could materially affect our business, financial condition or future results. The risks described in our Annual Report on Form 10-K are not the only risks facing the Partnership. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/ or operating results.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.	Defaults Upon Senior Securities

None.

Item 4.	Submission of Matters to a Vote of Security Holders

None.

Item 5.	Other Information

Item 6.	Exhibits

EXHIBITS

Exhibit
Number	Description

1.1	Underwriting Agreement by and between Hiland Holdings GP, LP and Lehman Brothers Inc., as representative of the underwriters named therein dated as of September 19, 2006. (incorporated by reference to Exhibit 1.1 of Registrant’s Statement on Form S-1 (File No. 333-134491))
2.1	Contribution Agreement among Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, Hiland Partners GP, Inc., Continental Gas Holdings, Inc., HHGP Holding, LLC, Harold Hamm DST Trust, Harold Hamm HJ Trust, Randy Moeder, Equity Financial Services, Inc. and Ken Maples dated May 24, 2006. (incorporated by reference to Exhibit 2.1 of Registrant’s Statement on Form S-1 (File No. 333-134491))
2.2	Acquisition Agreement by and among Hiland Operating, LLC, Hiland Partners, LLC and the members of Hiland Partners, LLC dated as of September 1, 2005 (incorporated by reference to Exhibit 2.2 of Hiland Partners, LP’s Form 8-K filed on September 29, 2005)
2.3	Amendment No. 1 dated September 12, 2006 to Contribution Agreement among Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, Hiland Partners GP, Inc., Continental Gas Holdings, Inc., HHGP Holding, LLC, Harold Hamm DST Trust, Harold Hamm HJ Trust, Randy Moeder, Equity Financial Services, Inc. and Ken Maples dated May 24, 2006. (incorporated by reference to Exhibit 2.3 of Registrant’s Statement on Form S-1 (File No. 333-134491))

Exhibit
Number	Description

2.4	Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, HH GP Holding, LLC and HPGP MergerCo, LLC (incorporated by reference to Exhibit 2.1 of the Registrant’s Form 8-K filed on June 1, 2009). Schedules and Exhibits are omitted pursuant to Section 601(b)(2) of Regulation S-K. by reference to Exhibit 2.1 of the Registrant’s Form 8-K filed on June 1, 2009). Schedules and Exhibits are omitted pursuant to Section 601(b)(2) of Regulation S-K.
2.5	Equity Commitment Letter Agreement, dated as of June 1, 2009, by and between Harold Hamm and HH GP Holding, LLC (incorporated by reference to Exhibit 2.3 of the Registrant’s Form 8-K filed on June 1, 2009).
2.6	Support Agreement, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, Harold Hamm, Continental Gas Holdings, Inc., Bert Mackie, as trustee of the Harold Hamm DST Trust and the Harold Hamm HJ Trust, HH GP Holding, LLC and HPGP MergerCo, LLC (incorporated by reference to Exhibit 2.5 of the Registrant’s Form 8-K filed on June 1, 2009).
2.7	Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, HH GP Holding, LLC and HLND MergerCo, LLC (incorporated by reference to Exhibit 2.2 of the Registrant’s Form 8-K filed on June 1, 2009). Schedules and Exhibits are omitted pursuant to Section 601(b)(2) of Regulation S-K.
2.8	Equity Commitment Letter Agreement, dated as of June 1, 2009, by and between Harold Hamm and HH GP Holding, LLC (incorporated by reference to Exhibit 2.4 of the Registrant’s Form 8-K filed on June 1, 2009).
2.9	Support Agreement, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, HH GP Holding, LLC and HLND MergerCo, LLC (incorporated by reference to Exhibit 2.6 of the Registrant’s Form 8-K filed on June 1, 2009).
2.10	Amendment No. 1, dated October 26, 2009, to the Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings LLC, HH GP Holding, LLC and HPGP MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Registrant’s Form 8-K filed on October 27, 2009).
2.11	Amendment No. 1, dated October 26, 2009, to the Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, HH GP Holding, LLC and HLND MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Hiland Partners’ Form 8-K filed on October 27, 2009).
3.1	Certificate of Limited Partnership of Hiland Holdings GP, LP (incorporated by reference to Exhibit 3.1 of Registrant’s Statement on Form S-1 (File No. 333-134491))
3.2	Amended and Restated Agreement of Limited Partnership of Hiland Holdings GP, LP (incorporated by reference to Exhibit 3.1 of Registrant’s Form 10-Q filed on November 13, 2006)
3.3	Certificate of Formation of Hiland Partners GP Holdings, LLC (incorporated by reference to Exhibit 3.3 of Registrant’s Statement on Form S-1 (File No. 333-134491))
3.4	Amended and Restated Limited Liability Company Agreement of Hiland Partners GP Holdings, LLC(incorporated by reference to Exhibit 3.2 of Registrant’s Form 10-Q filed on November 13, 2006)
4.1	Certificate of Limited Partnership of Hiland Holdings GP, LP (incorporated by reference to Exhibit 3.1 of Registrant’s Statement on Form S-1 (File No. 333-134491))
4.2	Amended and Restated Agreement of Limited Partnership of Hiland Holdings GP, LP (incorporated by reference to Exhibit 3.1 of Registrant’s Form 10-Q filed on November 13, 2006)
4.3	Certificate of Formation of Hiland Partners GP Holdings, LLC (incorporated by reference to Exhibit 3.3 of Registrant’s Statement on Form S-1 (File No. 333-134491))
4.4	Amended and Restated Limited Liability Company Agreement of Hiland Partners GP Holdings, LLC(incorporated by reference to Exhibit 3.2 of Registrant’s Form 10-Q filed on November 13, 2006)

Exhibit
Number		Description

10.1		First Amended and Restated Senior Secured Credit Agreement
10.2		Term Promissory Note
19.1		Code of Ethics for Chief Executive Officer and Senior Finance Officers (incorporated by reference to Exhibit 19.1 of Registrant’s annual report on Form 10-K filed on March 20, 2007)
21.1		List of Subsidiaries of Hiland Holdings GP, LP (incorporated by reference to Exhibit 21.1 of Registrant’s Statement on Form S-1 (File No. 333-134491))
31.1	—	Certification of Chief Executive Officer under Section 302 of the Sarbanes-Oxley Act of 2002
31.2	—	Certification of Chief Financial Officer under Section 302 of the Sarbanes-Oxley Act of 2002
32.1	—	Certification of Chief Executive Officer under Section 906 of the Sarbanes-Oxley Act of 2002
32.2	—	Certification of Chief Financial Officer under Section 906 of the Sarbanes-Oxley Act of 2002

+	Denotes a management contract or compensatory plan or arrangement.

†	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in Enid, Oklahoma, on this 9th day of November, 2009.

HILAND HOLDINGS GP, LP

By:	Hiland Partners GP Holdings, LLC, its general partner

By:	/s/ Joseph L. Griffin
Joseph L. Griffin
Chief Executive Officer, President and Director
(principal executive officer)

By:	/s/ Matthew S. Harrison
Matthew S. Harrison
Chief Financial Officer,
Vice President-Finance, Secretary and Director
(principal financial and accounting officer)

Exhibit Index

Exhibit
Number	Description

1.1	Underwriting Agreement by and between Hiland Holdings GP, LP and Lehman Brothers Inc., as representative of the underwriters named therein dated as of September 19, 2006. (incorporated by reference to Exhibit 1.1 of Registrant’s Statement on Form S-1 (File No. 333-134491))
2.1	Contribution Agreement among Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, Hiland Partners GP, Inc., Continental Gas Holdings, Inc., HHGP Holding, LLC, Harold Hamm DST Trust, Harold Hamm HJ Trust, Randy Moeder, Equity Financial Services, Inc. and Ken Maples dated May 24, 2006. (incorporated by reference to Exhibit 2.1 of Registrant’s Statement on Form S-1 (File No. 333-134491))
2.2	Acquisition Agreement by and among Hiland Operating, LLC, Hiland Partners, LLC and the members of Hiland Partners, LLC dated as of September 1, 2005 (incorporated by reference to Exhibit 2.2 of Hiland Partners, LP’s Form 8-K filed on September 29, 2005)
2.3	Amendment No. 1 dated September 12, 2006 to Contribution Agreement among Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, Hiland Partners GP, Inc., Continental Gas Holdings, Inc., HHGP Holding, LLC, Harold Hamm DST Trust, Harold Hamm HJ Trust, Randy Moeder, Equity Financial Services, Inc. and Ken Maples dated May 24, 2006. (incorporated by reference to Exhibit 2.3 of Registrant’s Statement on Form S-1 (File No. 333-134491))
2.4	Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, HH GP Holding, LLC and HPGP MergerCo, LLC (incorporated by reference to Exhibit 2.1 of the Registrant’s Form 8-K filed on June 1, 2009). Schedules and Exhibits are omitted pursuant to Section 601(b)(2) of Regulation S-K.
2.5	Equity Commitment Letter Agreement, dated as of June 1, 2009, by and between Harold Hamm and HH GP Holding, LLC (incorporated by reference to Exhibit 2.3 of the Registrant’s Form 8-K filed on June 1, 2009).
2.6	Support Agreement, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, Harold Hamm, Continental Gas Holdings, Inc., Bert Mackie, as trustee of the Harold Hamm DST Trust and the Harold Hamm HJ Trust, HH GP Holding, LLC and HPGP MergerCo, LLC (incorporated by reference to Exhibit 2.5 of the Registrant’s Form 8-K filed on June 1, 2009).
2.7	Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, HH GP Holding, LLC and HLND MergerCo, LLC (incorporated by reference to Exhibit 2.2 of the Registrant’s Form 8-K filed on June 1, 2009). Schedules and Exhibits are omitted pursuant to Section 601(b)(2) of Regulation S-K.
2.8	Equity Commitment Letter Agreement, dated as of June 1, 2009, by and between Harold Hamm and HH GP Holding, LLC (incorporated by reference to Exhibit 2.4 of the Registrant’s Form 8-K filed on June 1, 2009).
2.9	Support Agreement, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, Hiland Holdings GP, LP, Hiland Partners GP Holdings, LLC, HH GP Holding, LLC and HLND MergerCo, LLC (incorporated by reference to Exhibit 2.6 of the Registrant’s Form 8-K filed on June 1, 2009).
2.10	Amendment No. 1, dated October 26, 2009, to the Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Holdings GP, LP, Hiland Partners GP Holdings LLC, HH GP Holding, LLC and HPGP MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Registrant’s Form 8-K filed on October 27, 2009).
2.11	Amendment No. 1, dated October 26, 2009, to the Agreement and Plan of Merger, dated as of June 1, 2009, by and between Hiland Partners, LP, Hiland Partners GP, LLC, HH GP Holding, LLC and HLND MergerCo, LLC (incorporated by reference to Exhibit 2.1 of Hiland Partners’ Form 8-K filed on October 27, 2009).
3.1	Certificate of Limited Partnership of Hiland Holdings GP, LP (incorporated by reference to Exhibit 3.1 of Registrant’s Statement on Form S-1 (File No. 333-134491))
3.2	Amended and Restated Agreement of Limited Partnership of Hiland Holdings GP, LP (incorporated by reference to Exhibit 3.1 of Registrant’s Form 10-Q filed on November 13, 2006)

Exhibit
Number		Description

3.3		Certificate of Formation of Hiland Partners GP Holdings, LLC (incorporated by reference to Exhibit 3.3 of Registrant’s Statement on Form S-1 (File No. 333-134491))
3.4		Amended and Restated Limited Liability Company Agreement of Hiland Partners GP Holdings, LLC(incorporated by reference to Exhibit 3.2 of Registrant’s Form 10-Q filed on November 13, 2006)
4.1		Certificate of Limited Partnership of Hiland Holdings GP, LP (incorporated by reference to Exhibit 3.1 of Registrant’s Statement on Form S-1 (File No. 333-134491))
4.2		Amended and Restated Agreement of Limited Partnership of Hiland Holdings GP, LP (incorporated by reference to Exhibit 3.1 of Registrant’s Form 10-Q filed on November 13, 2006)
4.3		Certificate of Formation of Hiland Partners GP Holdings, LLC (incorporated by reference to Exhibit 3.3 of Registrant’s Statement on Form S-1 (File No. 333-134491))
4.4		Amended and Restated Limited Liability Company Agreement of Hiland Partners GP Holdings, LLC(incorporated by reference to Exhibit 3.2 of Registrant’s Form 10-Q filed on November 13, 2006)
10.1		First Amended and Restated Senior Secured Credit Agreement
10.2		Term Promissory Note
19.1		Code of Ethics for Chief Executive Officer and Senior Finance Officers (incorporated by reference to Exhibit 19.1 of Registrant’s annual report on Form 10-K filed on March 20, 2007)
21.1		List of Subsidiaries of Hiland Holdings GP, LP (incorporated by reference to Exhibit 21.1 of Registrant’s Statement on Form S-1 (File No. 333-134491))
31.1	—	Certification of Chief Executive Officer under Section 302 of the Sarbanes-Oxley Act of 2002
31.2	—	Certification of Chief Financial Officer under Section 302 of the Sarbanes-Oxley Act of 2002
32.1	—	Certification of Chief Executive Officer under Section 906 of the Sarbanes-Oxley Act of 2002
32.2	—	Certification of Chief Financial Officer under Section 906 of the Sarbanes-Oxley Act of 2002

+	Denotes a management contract or compensatory plan or arrangement.

†	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

Exhibit 31.1

CERTIFICATION

I, Joseph L. Griffin, certify that:

1. I have reviewed this report on Form 10-Q of Hiland Holdings GP, LP;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a — 15(e) and 15d — 15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a — 15(f) and 15d — 15 (f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

/s/  Joseph L. Griffin
Joseph L. Griffin
Chief Executive Officer and President

Date: November 9, 2009

Exhibit 31.2

CERTIFICATION

I, Matthew S. Harrison, certify that:

1. I have reviewed this report on Form 10-Q of Hiland Holdings GP, LP;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a — 15(e) and 15d — 15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a — 15(f) and 15d — 15 (f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

/s/  Matthew S. Harrison
Matthew S. Harrison
Chief Financial Officer, Vice President-Finance
and Secretary

Date: November 9, 2009

Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER OF GENERAL PARTNER OF HILAND HOLDINGS GP, LP
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the report on Form 10-Q for the three and nine months ended September 30, 2009 of Hiland Holdings GP, LP (the “Company”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph L. Griffin, Chief Executive Officer and President of Hiland Partners GP Holdings, LLC, the general partner of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Joseph L. Griffin
Joseph L. Griffin
Chief Executive Officer and President

Date: November 9, 2009

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL
OFFICER OF GENERAL PARTNER OF HILAND HOLDINGS GP, LP
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the report on Form 10-Q for the three and nine months ended September 30, 2009 of Hiland Holdings GP, LP (the “Company”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew S. Harrison, Chief Financial Officer, Vice President-Finance and Secretary of Hiland Partners GP Holdings, LLC, the general partner of the Company, hereby certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Matthew S. Harrison
Matthew S. Harrison
Chief Financial Officer, Vice President-Finance
and Secretary

Date: November 9, 2009

SPECIAL MEETING OF UNITHOlDERS OF HILAND PARTNERS, LP December 4, 2009 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at www.hilandpartners.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. +Please detach along perforated line and mail in the envelope provided.+ II 00030000000000000000 4 120409 FOR AGAINST ABSTAIN DDD PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 0 1. To approve (a) the Agreement and Plan of Merger, dated as of June 1, 2009, among Hiland Partners, LP, Hiland Partners GP, LLC, HH GP Holding, LLC and HLND MergerCo, LLC, as the same may be amended from time to time, which agreement provides, among other things, that HLND MergerCo, LLC will merge with and into Hiland Partners, LP, with Hiland Partners, LP continuing as the surviving entity (the “Hiland Partners merger”) and (b) the Hiland Partners merger. 2. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned unitholder. Proxy cards properly executed and returned without direction will be voted “FOR” each proposal listed above. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that D changes to the registered name(s) on the account may not be submitted via this method. Signature of Unitholder I IDate: I ISignature of Unitholder I IDate: I I Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each hoider should sign. When signing as executor, administrator, attomey, trustee or guardian, please give full • title as such. If the signer is a corporation, please sign full corporate name by dUly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authortzed person. •

SPECIAL MEETING OF UNITHOLDERS OF HILAND PARTNERS, LP December 4, 2009 PROXY VOTING INSTRUCTIONS INTERNET · Access ..www.voteproxy.com.. and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE — Call toll-free 1-800 ·PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11 :59 PM EST the day before the meeting. MAIL • Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at www.hilandpartners.com +Please detach along perforated line and mail in the envelope provided IE you are not voting via telephone or the Internet. + II 00030000000000000000 4 120409 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 0 FOR AGAINST ABSTAIN 1. To approve (a) the Agreement and Plan of Merger, dated as of June 1, D D D 2009, among Hiland Partners, LP, Hiland Partners GP, LLC, HH GP Holding, LLC and HLND MergerCo, LLC, as the same may be amended from time to time, which agreement provides, among other things, that HLND MergerCo, LLC will merge with and into Hiland Partners, LP, wi1h Hiland Partners, LP continuing as the surviving entity (the “Hiland Partners merger”) and (b) the Hiland Partners merger. 2. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned unitholder. Proxy cards properly executed and returned without direction will be voted “FOR” each proposal listed above. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that D changes to the registered name(s) on the account may not be submitted via this method. Signature of Unitholder 1 1Date: 1 1Signature of Unitholder 1 IDate: 1’— 1 .. Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HILAND PARTNERS, LP Proxy for Special Meeting of Unitholders on December 4, 2009 Solicited on Behalf of the Board of Directors As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card. The undersigned holder of common units of Hiland Partners, LP, a Delaware limited partnership, hereby acknowledges receipt of the Notice of Special Meeting of Unitholders and Joint Proxy Statement, each dated September 11, 2009, and revoking all prior proxies, hereby appoints Joseph L. Griffin and Matthew S. Harrison (together, the “Proxies”), each with the full power and authority to act as proxy of the undersigned, with full power of substitution, to vote all of the common units which the undersigned may be entitled to vote at the special meeting of unitholders of Hiland Partners, LP to be held at 302 N. Independence, Oak Room, First Floor, Enid, Oklahoma 73701, at 9:00 a.m., local time, on Friday, December 4, 2009, and at any adjournment or postponement thereof, on the matters set forth in this form of proxy and described in the Joint Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponement thereof, in accordance with the following instructions: (Continued and to be signed on the reverse side.) 14475 •